     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 2011


                                                     REGISTRATION NOS. 033-85442
                                                                       811-08828

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM N-4

                                -----------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

                           PRE-EFFECTIVE AMENDMENT NO.                  [ ]


                       POST-EFFECTIVE AMENDMENT NO. 24                  [X]



                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]



                              AMENDMENT NO. 52                          [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                -----------------

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02117
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                   DEPOSITOR'S TELEPHONE NUMBER: 617-578-2000

   NAME AND ADDRESS OF AGENT FOR
              SERVICE:                               COPY TO:


             Marie C. Swift                  Stephen E. Roth, Esquire
          Vice President and               Mary Thornton Payne, Esquire
                Counsel                   Sutherland Asbill & Brennan LLP
       New England Life Insurance         1275 Pennsylvania Avenue, N.W.
                Company                    Washington, D.C. 20004-2415
          501 Boylston Street
    Boston, Massachusetts 02116-3700


  It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


  [X] on May 1, 2011 pursuant to paragraph (b) of Rule 485


  [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  Title of Securities Being Registered:  Individual Variable Annuity Contracts

================================================================================

This registration statement incorporates by reference the prospectus dated May 1, 2010 and the Supplement dated May 1, 2010 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 22, 2010.



This registration statement incorporates by reference the prospectus dated May 1, 2009 and the supplements dated May 1, 2009 to the prospectuses date May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 21, 2009.


This registration statement incorporates by reference the prospectus dated April 28, 2008 and the supplements dated April 28, 2008 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 22, 2008.

This registration statement incorporates by reference the prospectus dated April 30, 2007 and the supplements dated April 30, 2007 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 20, 2007.

This registration statement incorporates by reference the prospectus dated May 1, 2006 and the supplements dated May 1, 2006 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 26, 2006.

This registration statement incorporates by reference the prospectus dated May 1, 2005 and the supplements dated May 1, 2005 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 27, 2005.

This registration statement incorporates by reference the prospectus dated
May 1, 2004 and the supplements dated May 1, 2004 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 29, 2004.

This registration statement incorporates by reference the prospectus dated May 1, 2003 and the supplements dated May 1, 2003 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 25, 2003.

This registration statement incorporates by reference the prospectus dated May 1, 2002 and the supplements dated May 1, 2002 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 30, 2002.

This registration statement incorporates by reference the prospectus dated May 1, 2001 and the supplements dated May 1, 2001 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each as filed in Post-Effective Amendment No. 13 to the Registration Statement on form N-4 (File No. 33-85442) Filed on April 27, 2001.

This registration statement incorporates by reference the prospectus dated January 22, 2001 and the supplements dated January 22, 2001 to the prospectuses dated May 1, 2000 for the contracts, as filed in the Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 33-85442) filed on January 18, 2001.

This registration statement incorporates by reference the prospectus dated May 1, 2000 for the contracts, as filed in Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-85442) filed On April 27, 2000.

                             AMERICAN GROWTH SERIES
                      Individual Variable Annuity Contracts


                    Issued By
New England Variable Annuity Separate Account of           Annuity Administrative Office
       New England Life Insurance Company                          P.O. Box 14594
               501 Boylston Street                           Des Moines, IA 50306-3594
           Boston, Massachusetts 02116
                 (800) 435-4117




     This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and non-qualified retirement plans. You may allocate purchase payments to one or more sub-accounts investing in these Eligible Funds of the Metropolitan Series Fund Inc. ("Metropolitan Fund"), the Met Investors Series Trust, and the American Funds Insurance Series.


AMERICAN FUNDS INSURANCE SERIES(R)

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Janus Forty Portfolio
Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio



Lord Abbett Bond Debenture Portfolio
Met/Franklin Income Portfolio

Met/Franklin Low Duration Total Return Portfolio

Met/Franklin Mutual Shares Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
T. Rowe Price Mid Cap Growth Portfolio

MET INVESTORS SERIES TRUST -- ASSET ALLOCATION PORTFOLIOS


American Funds(R) Balanced Allocation Portfolio


American Funds(R) Moderate Allocation Portfolio


American Funds(R) Growth Allocation Portfolio

Met/Franklin Templeton Founding Strategy Portfolio

MetLife Aggressive Strategy Portfolio


MET INVESTORS SERIES TRUST -- EXCHANGE TRADED FUND ("ETF") PORTFOLIOS

SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio

METROPOLITAN FUND

Artio International Stock Portfolio
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities   Portfolio
Western Asset Management U.S. Government Portfolio

METROPOLITAN FUND -- ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio




     You may also allocate purchase payments to a Fixed Account. Limits apply to transfers to and from the Fixed Account.

     Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.

     You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated May 1, 2011. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-79 of the prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 1095 Avenue of the Americas, New York, New York 10036, 1-800-777-5897 or visit our website at www.nef.com.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
     THE SEC MAINTAINS A WEB SITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.
     YOU CAN OBTAIN COPIES OF THE ELIGIBLE FUND PROSPECTUSES BY CALLING US AT 1-800-777-5897. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                   MAY 1, 2011

                                TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS



                                                                         PAGE
                                                                         ----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS.....................    A-4
HIGHLIGHTS............................................................    A-5
EXPENSE TABLE.........................................................    A-8
HOW THE CONTRACT WORKS................................................   A-14
THE COMPANY...........................................................   A-15
THE VARIABLE ACCOUNT..................................................   A-15
INVESTMENTS OF THE VARIABLE ACCOUNT...................................   A-15
  Investment Advice...................................................   A-21
  Share Classes of the Eligible Funds.................................   A-24
  Substitution of Investments.........................................   A-24
GUARANTEED OPTION.....................................................   A-24
THE CONTRACTS.........................................................   A-24
  Purchase Payments...................................................   A-25
  Ten Day Right to Review.............................................   A-25
  Allocation of Purchase Payments.....................................   A-26
  State Variations....................................................   A-26
  Contract Value and Accumulation Unit Value..........................   A-26
  Payment on Death Prior to Annuitization.............................   A-27
     Beneficiary Continuation.........................................   A-28
     Special Options for Spouse.......................................   A-28
  Transfer Privilege..................................................   A-29
  Dollar Cost Averaging...............................................   A-31
  Asset Rebalancing...................................................   A-32
  Surrenders..........................................................   A-33
  Systematic Withdrawals..............................................   A-34
  Loan Provision for Certain Tax Benefited Retirement Plans...........   A-34
  Suspension of Payments..............................................   A-35
  Ownership Rights....................................................   A-35
  Requests and Elections..............................................   A-36
  Confirming Transactions.............................................   A-37
ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER
  DEDUCTIONS..........................................................   A-37
  Administration Contract Charge......................................   A-37
  Administration Asset Charge.........................................   A-38
  Mortality and Expense Risk Charge...................................   A-38
  Contingent Deferred Sales Charge....................................   A-38
  Premium Tax Charge..................................................   A-41
  Other Expenses......................................................   A-41
ANNUITY PAYMENTS......................................................   A-41
  Election of Annuity.................................................   A-41
  Annuity Options.....................................................   A-42
  Amount of Variable Annuity Payments.................................   A-43
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS........................   A-44
FEDERAL INCOME TAX CONSIDERATIONS.....................................   A-45
  Taxation of Non-Qualified Contracts.................................   A-45
  Taxation of Qualified Contracts.....................................   A-47
  Possible Tax Law Changes............................................   A-51
VOTING RIGHTS.........................................................   A-51
DISTRIBUTION OF THE CONTRACTS.........................................   A-51

                                                                         PAGE
                                                                         ----
THE FIXED ACCOUNT.....................................................   A-53
  Contract Value and Fixed Account Transactions.......................   A-53
INVESTMENT PERFORMANCE INFORMATION....................................   A-54
  Yields..............................................................   A-54
  Standard Return.....................................................   A-54
  Non-Standard Return.................................................   A-54
  Other Performance...................................................   A-55
LEGAL PROCEEDINGS.....................................................   A-55
FINANCIAL STATEMENTS..................................................   A-55
ACCUMULATION UNIT VALUES (Condensed Financial Information)............   A-56
APPENDIX A: Consumer Tips.............................................   A-76
APPENDIX B: Contingent Deferred Sales Charge..........................   A-77
APPENDIX C: Premium Tax...............................................   A-78
APPENDIX D: Exchanged Contracts.......................................   A-79
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..........   A-81

                GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

     We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. These terms are defined below:

     ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

     ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.

     ANNUITANT.  The person on whose life the Contract is issued.

     ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier surrender of the Contract.

     ANNUITY UNIT. An accounting device used to calculate the dollar amount of annuity payments.

     BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.

     CONTRACT YEAR. A twelve month period beginning with the date shown on your Contract and with each Contract anniversary thereafter.

     DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.

     FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.

     GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

     MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the date when the older of the Contract Owner(s) and the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less).

     OWNER (CONTRACT OWNER). The person or entity which has all rights under the Contract.

     PAYEE. Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on surrender or partial surrender of the Contract, the Contract Owner.

     VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into sub-accounts; each invests in shares of one Eligible Fund.

     VARIABLE ANNUITY. An annuity providing for income payments varying in amount to reflect the investment experience of a separate investment account.

                                   HIGHLIGHTS

TAX DEFERRED VARIABLE ANNUITIES:

     Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

     If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts) gains under the contract are generally not eligible for tax deferral.

THE CONTRACTS:

     The American Growth Series provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose to surrender and annuitize. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Annuity Payments.") We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your sub-account performance and contract values. To obtain more information about these other contracts, contact our Annuity Administrative Office or your registered representative.

PURCHASE PAYMENTS:

     Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250; however, exceptions may apply. We may limit the purchase payments you can make. In addition, you may not make a purchase payment (1) within the seven years before the Contract's Maturity Date, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 88 (83 in New York). For joint contract owners, you may not make a purchase payment after the older contract owner reaches age 86 (83 in New York.) (See "Purchase Payments.") If you send your purchase payments to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

OWNERSHIP:


     The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). If a non-natural person, such as trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the death benefit. A contract may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract. Currently the Contracts are available in the State of Oregon and to certain retirement plans offering tax benefits under the Code (simplified employee pension plan under 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under 408(p) of the Code ("SIMPLE IRAs"), certain plans pursuant to 403(b) of the Code ("TSAs"), and plans qualified under 401(a) and 457 of the
Code). The Contracts are not available to corporations or other business organizations, except to the extent an employer is a purchaser of a SEP, SIMPLE IRA, TSA, 401(a) or 457 plan.


     Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

     FOR ANY TAX QUALIFIED ACCOUNT (E.G. 401(K) PLAN OR IRA), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

     For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.

INVESTMENT OPTIONS:

     You may allocate purchase payments net of certain charges to the Subaccounts (Eligible Funds) or to the Fixed Account. You can allocate your contract value to a maximum of twenty accounts (including the Fixed Account) at any time.

     You can change your purchase payment allocation. We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers before annuitization; but we do apply special limits to "market timing." (See "Transfer Privilege--Market Timing.") The minimum transfer amount (before annuitization) is currently $100. After variable annuity payments begin, we have the right to restrict you to one transfer per year. Currently we do not apply this limit, but we do apply special limits to "market timing" Special limits may apply to transfers to and from the Fixed Account. (See "The Fixed Account.") The maximum transfer amount is $500,000 for each transaction.

CHARGES:

     We apply the following charges to your Contract:

     -- premium tax charge, in some states

     -- mortality and expense risk charge equal to an annual rate of 1.30%
        (1.55% for certain sub-accounts) of each sub-account's daily net assets

     -- administration asset charge equal to an annual rate of 0.10% of the Variable Account's daily net assets

     -- annual contract administration charge equal to the lesser of $30 and 2% of contract value


     -- a contingent deferred sales charge equal to a maximum of 7% of each purchase payment made, on certain full and partial surrenders and certain annuitization transactions. (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law).


     Certain waivers or reductions may apply. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

     We do not deduct a sales charge from purchase payments.

     For information concerning compensation paid for the sale of Contracts, see "Distribution of the Contracts."

TEN DAY RIGHT TO REVIEW:

     After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments.)

PAYMENT ON DEATH:

     If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit. The Contract has a minimum guaranteed death benefit equal to your purchase payments, adjusted for any previous surrenders. However, six months after the issue date, and at each six month interval until the Contract Owner's 76th birthday, the minimum guaranteed death benefit is recalculated to determine whether a higher (but never a lower) guarantee will apply. (Under a jointly owned Contract, this recalculation is made until the 71st birthday of the older Contract Owner.) Purchase payments immediately increase, and partial surrenders immediately decrease, your minimum guaranteed death benefit.

     Death Proceeds equal the greater of the minimum guaranteed death benefit and the current Contract Value, each reduced by any outstanding loan plus accrued interest (and, in certain states, by a premium tax charge.) (See "Payment on Death Prior to Annuitization.")

     Death Proceeds are taxable and generally are included in the income of the recipient as follows:

     -- If received under an annuity payment option, they are taxed in the same manner as annuity payments.

     -- If distributed in a lump sum, they are taxed in the same manner as a full surrender.

SURRENDERS:

     Before annuitization you can send us a written request to surrender all or part of your Contract Value. After a partial surrender, the remaining Contract Value must be at least $1,000. Currently, a partial surrender must be at least $100. (Special rules apply if the Contract has a loan.) A withdrawal may be subject to federal income tax, and federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "Federal Income Tax Considerations.")


     A Contingent Deferred Sales Charge will apply to certain full and partial surrenders and certain annuitization transactions. (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law). On full surrender, a pro rata portion of the annual administration contract charge (and, in some states, a premium tax charge) will be deducted.


     In any Contract Year, an amount may be surrendered without a Contingent Deferred Sales Charge (the "free withdrawal amount"). The free withdrawal amount is the greater of (1) 10% of Contract Value at the beginning of the Contract Year and (2) the excess of Contract Value over purchase payments that are subject to the Contingent Deferred Sales Charge on the date of the surrender. (See "Surrenders" and "Contingent Deferred Sales Charge.")

REPLACEMENT OF CONTRACTS

     EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The account value of this Contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging (EDCA) program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the morality and expense charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

     OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity and there will be a new surrender charge period for this contract. Other charges might be higher (or lower) and the benefits may be different. Also, because we will not issue the new annuity Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

                                  EXPENSE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes of 0% to 3.5% may also be deducted (see "Premium Tax Charge" for more information).

CONTRACT OWNER TRANSACTION EXPENSES
          Sales Charge Imposed on Purchase Payments.............                 None
          Contingent Deferred Sales Charge (as a percentage of
            each purchase payment)..............................                   7%
                                                                   declining annually
                                                                         see Note (1)
          Transfer Fee(2).......................................                   $0


NOTES:

(1) The Contingent Deferred Sales Charge is a declining percentage of each purchase payment, as follows:

    NUMBER OF
 COMPLETE YEARS
 FROM RECEIPT OF
PURCHASE PAYMENT    CHARGE
----------------    ------
        0             7%
        1             6%
        2             5%
        3             4%
        4             3%
        5             2%
        6             1%
7 and thereafter      0%


(2) We reserve the right to limit the number and amount of transfers and impose a transfer fee.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

ANNUAL CONTRACT FEE
          Administration Contract Charge(1).............................   $30
VARIABLE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily net assets in the sub-accounts)



                                                              AMERICAN FUNDS
                                                             BOND SUB-ACCOUNT,
                                                           AMERICAN FUNDS GROWTH
                                                        SUB-ACCOUNT, AMERICAN FUNDS
                                                       GROWTH-INCOME SUB-ACCOUNT AND
                                                           AMERICAN FUNDS GLOBAL          ALL OTHER
                                                     SMALL CAPITALIZATION SUB-ACCOUNT   SUB-ACCOUNTS
                                                     --------------------------------   ------------
          Mortality and Expense Risk Charge(2)....                 1.55%                    1.30%
          Administration Asset Charge.............                 0.10%                    0.10%
                                                                   -----                    -----
                    Total Variable Account Annual
                      Expenses....................                 1.65%                    1.40%


NOTES:

(1)   The Administration Contract Charge is not imposed after annuitization.

(2) We are waiving .08% of the Mortality and Expense Risk Charge for the Subaccount investing in the BlackRock Large-Cap Core Portfolio.

     The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

RANGE OF ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                  MINIMUM   MAXIMUM
                                                                  -------   -------
Total Annual Eligible Fund Operating Expenses(1)



(expenses that are deducted from Eligible Fund assets,
including management fees, distribution (12b-1) fees, and other
expenses)......................................................     0.34%     1.32%



NOTE:

(1) The range of Total Annual Eligible Fund Operating Expenses does not take into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses, as described in more detail below.




     The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2010, before and after any applicable contractual expense subsidy or expense deferral arrangement. Net Total Contractual Annual Expenses do not reflect any expense reductions resulting from directed brokerage arrangements or voluntary waivers. The Eligible Fund expenses used to prepare this table were provided to us by the Eligible Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2010. Current or future expenses may be greater or less than those shown. Certain Eligible Funds may impose a redemption fee in the future.



ANNUAL ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)





                                                                                      TOTAL     CONTRACTUAL FEE   NET TOTAL
                                                                    ACQUIRED FUND     ANNUAL     WAIVER AND/OR      ANNUAL
                                    MANAGEMENT   12B-1     OTHER       FEES AND     OPERATING       EXPENSE       OPERATING
                                        FEE       FEES   EXPENSES      EXPENSES      EXPENSES    REIMBURSEMENT     EXPENSES
                                    ----------   -----   --------   -------------   ---------   ---------------   ---------
AMERICAN FUNDS INSURANCE
  SERIES(R)
American Funds Bond Fund.........      0.37%      0.25%    0.01%           --          0.63%            --           0.63%
American Funds Global Small
  Capitalization Fund............      0.71%      0.25%    0.04%           --          1.00%            --           1.00%
American Funds Growth Fund.......      0.32%      0.25%    0.02%           --          0.59%            --           0.59%
American Funds Growth-Income
  Fund...........................      0.27%      0.25%    0.02%           --          0.54%            --           0.54%
MET INVESTORS SERIES TRUST
BlackRock Large Cap Core
  Portfolio......................      0.59%      0.25%    0.05%           --          0.89%            --           0.89%
Clarion Global Real Estate
  Portfolio......................      0.62%      0.25%    0.07%           --          0.94%            --           0.94%
Harris Oakmark International
  Portfolio(1)...................      0.78%      0.15%    0.07%           --          1.00%          0.01%          0.99%
Invesco Small Cap Growth
  Portfolio(2)...................      0.85%      0.25%    0.04%           --          1.14%          0.02%          1.12%
Janus Forty Portfolio............      0.63%      0.25%    0.04%           --          0.92%            --           0.92%
Lazard Mid Cap Portfolio.........      0.69%      0.25%    0.04%           --          0.98%            --           0.98%
Legg Mason ClearBridge Aggressive
  Growth Portfolio...............      0.64%        --     0.04%           --          0.68%            --           0.68%
Lord Abbett Bond Debenture
  Portfolio......................      0.50%      0.25%    0.03%           --          0.78%            --           0.78%
Met/Franklin Income
  Portfolio(3)...................      0.76%      0.25%    0.09%           --          1.10%          0.09%          1.01%
Met/Franklin Low Duration Total
  Return Portfolio(3)............      0.51%      0.25%    0.14%           --          0.90%          0.03%          0.87%
Met/Franklin Mutual Shares
  Portfolio......................      0.80%      0.25%    0.08%           --          1.13%            --           1.13%
Met/Templeton Growth
  Portfolio(4)...................      0.69%      0.25%    0.13%           --          1.07%          0.02%          1.05%
MFS(R) Research International
  Portfolio(5)...................      0.69%      0.25%    0.09%           --          1.03%          0.03%          1.00%
Morgan Stanley Mid Cap Growth
  Portfolio(6)...................      0.66%      0.25%    0.14%           --          1.05%          0.02%          1.03%
Oppenheimer Capital Appreciation
  Portfolio......................      0.60%      0.25%    0.06%           --          0.91%            --           0.91%
PIMCO Inflation Protected Bond
  Portfolio......................      0.47%      0.25%    0.04%           --          0.76%            --           0.76%
PIMCO Total Return Portfolio.....      0.48%      0.25%    0.03%           --          0.76%            --           0.76%
RCM Technology Portfolio.........      0.88%      0.25%    0.09%           --          1.22%            --           1.22%
T. Rowe Price Mid Cap Growth
  Portfolio......................      0.75%      0.25%    0.04%           --          1.04%            --           1.04%

                                                                                      TOTAL     CONTRACTUAL FEE   NET TOTAL
                                                                    ACQUIRED FUND     ANNUAL     WAIVER AND/OR      ANNUAL
                                    MANAGEMENT   12B-1     OTHER       FEES AND     OPERATING       EXPENSE       OPERATING
                                        FEE       FEES   EXPENSES      EXPENSES      EXPENSES    REIMBURSEMENT     EXPENSES
                                    ----------   -----   --------   -------------   ---------   ---------------   ---------
MET INVESTORS SERIES
  TRUST -- ASSET ALLOCATION
  PORTFOLIOS
American Funds(R) Balanced
  Allocation Portfolio...........      0.06%      0.55%    0.02%         0.38%         1.01%            --           1.01%
American Funds(R) Growth
  Allocation Portfolio...........      0.07%      0.55%    0.02%         0.38%         1.02%            --           1.02%
American Funds(R) Moderate
  Allocation Portfolio...........      0.07%      0.55%    0.02%         0.37%         1.01%            --           1.01%
Met/Franklin Templeton Founding
  Strategy Portfolio(7)..........      0.05%      0.25%    0.02%         0.81%         1.13%          0.02%          1.11%
MetLife Aggressive Strategy
  Portfolio(8)...................      0.09%      0.25%    0.02%         0.74%         1.10%          0.01%          1.09%
MET INVESTORS SERIES TRUST -- ETF
  PORTFOLIOS
SSgA Growth and Income ETF
  Portfolio......................      0.31%      0.25%    0.02%         0.28%         0.86%            --           0.86%
SSgA Growth ETF Portfolio........      0.33%      0.25%    0.03%         0.27%         0.88%            --           0.88%
METROPOLITAN SERIES FUND, INC.
Artio International Stock
  Portfolio(9)...................      0.82%        --     0.12%         0.02%         0.96%          0.05%          0.91%
Barclays Capital Aggregate Bond
  Index Portfolio(10)............      0.25%      0.25%    0.03%           --          0.53%          0.01%          0.52%
BlackRock Aggressive Growth
  Portfolio......................      0.73%      0.25%    0.04%           --          1.02%            --           1.02%
BlackRock Bond Income
  Portfolio(11)..................      0.37%        --     0.03%           --          0.40%          0.03%          0.37%
BlackRock Diversified Portfolio..      0.46%      0.25%    0.04%           --          0.75%            --           0.75%
BlackRock Large Cap Value
  Portfolio(12)..................      0.63%      0.15%    0.02%           --          0.80%          0.03%          0.77%
BlackRock Legacy Large Cap Growth
  Portfolio(13)..................      0.73%        --     0.04%           --          0.77%          0.02%          0.75%
BlackRock Money Market
  Portfolio(14)..................      0.32%        --     0.02%           --          0.34%          0.01%          0.33%
Davis Venture Value
  Portfolio(15)..................      0.70%        --     0.03%           --          0.73%          0.05%          0.68%
FI Value Leaders Portfolio.......      0.67%        --     0.06%           --          0.73%            --           0.73%
Jennison Growth Portfolio(16)....      0.62%        --     0.02%           --          0.64%          0.07%          0.57%
Loomis Sayles Small Cap Core
  Portfolio(17)..................      0.90%        --     0.06%           --          0.96%          0.05%          0.91%
Loomis Sayles Small Cap Growth
  Portfolio(18)..................      0.90%      0.25%    0.17%           --          1.32%          0.05%          1.27%
Met/Artisan Mid Cap Value
  Portfolio......................      0.81%        --     0.03%           --          0.84%            --           0.84%
MetLife Mid Cap Stock Index
  Portfolio......................      0.25%      0.25%    0.06%         0.01%         0.57%            --           0.57%
MetLife Stock Index
  Portfolio(10)..................      0.25%      0.25%    0.02%           --          0.52%          0.01%          0.51%
MFS(R) Total Return Portfolio....      0.54%      0.15%    0.04%           --          0.73%            --           0.73%
MFS(R) Value Portfolio(19).......      0.71%      0.15%    0.02%           --          0.88%          0.11%          0.77%
Morgan Stanley EAFE(R) Index
  Portfolio......................      0.30%      0.25%    0.11%         0.01%         0.67%            --           0.67%
Neuberger Berman Genesis
  Portfolio(20)..................      0.83%        --     0.06%           --          0.89%          0.02%          0.87%
Neuberger Berman Mid Cap Value
  Portfolio......................      0.65%      0.25%    0.05%           --          0.95%            --           0.95%
Oppenheimer Global Equity
  Portfolio......................      0.53%      0.25%    0.08%           --          0.86%            --           0.86%
Russell 2000(R) Index Portfolio..      0.25%      0.25%    0.07%         0.01%         0.58%            --           0.58%
T. Rowe Price Large Cap Growth
  Portfolio......................      0.60%      0.25%    0.04%           --          0.89%            --           0.89%
T. Rowe Price Small Cap Growth
  Portfolio......................      0.50%      0.25%    0.07%           --          0.82%            --           0.82%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio(21)..................      0.62%        --     0.05%           --          0.67%          0.04%          0.63%

                                                                                      TOTAL     CONTRACTUAL FEE   NET TOTAL
                                                                    ACQUIRED FUND     ANNUAL     WAIVER AND/OR      ANNUAL
                                    MANAGEMENT   12B-1     OTHER       FEES AND     OPERATING       EXPENSE       OPERATING
                                        FEE       FEES   EXPENSES      EXPENSES      EXPENSES    REIMBURSEMENT     EXPENSES
                                    ----------   -----   --------   -------------   ---------   ---------------   ---------
Western Asset Management U.S.
  Government Portfolio(22).......      0.47%        --     0.03%           --          0.50%          0.01%          0.49%
METROPOLITAN FUND -- ASSET
  ALLOCATION PORTFOLIOS
MetLife Conservative Allocation
  Portfolio(23)..................      0.10%      0.25%    0.01%         0.55%         0.91%          0.01%          0.90%
MetLife Conservative to Moderate
  Allocation Portfolio...........      0.08%      0.25%    0.02%         0.61%         0.96%            --           0.96%
MetLife Moderate Allocation
  Portfolio......................      0.06%      0.25%      --          0.66%         0.97%            --           0.97%
MetLife Moderate to Aggressive
  Allocation Portfolio...........      0.06%      0.25%    0.01%         0.71%         1.03%            --           1.03%






NOTES:


-------


(1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.725% of the Portfolio's average daily net assets exceeding $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.83% of the Portfolio's average daily net assets from $250 million to $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive a portion of its management fee reflecting the difference, if any, between the subadvisory fee payable by MetLife Advisers, LLC to the Portfolio's subadviser that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio's assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Trustees of the Portfolio.



(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.80%, excluding 12b-1 fees. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio's assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Trustees of the Portfolio.



(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% of the Portfolio's average daily net assets exceeding $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets plus 0.625% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.05%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.10%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.68% for the first $250 million of the Portfolio's average daily net assets, 0.625% for the next $500 million, 0.60% for the next $250 million and 0.55% on amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.705% for the amounts over $300 million but less than $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $300 million of the Portfolio's average daily net assets, 0.60% for the next $200 million, 0.55% for the next $500 million, 0.50% for the next $1 billion and 0.47% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% on amounts over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% on amounts over $100 million. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(21) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.

(22) Metlife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.50% for the amounts over $200 million but less than $500 million. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(23) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.35% of the average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.





     Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Eligible Fund invests in other underlying portfolios, it will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Eligible Fund prospectus for more information.


EXAMPLE

     The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Eligible Fund fees and expenses.(1)

     The Example assumes that you invest $10,000 in a Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable contingent deferred sales charges deducted) at the end of the applicable time period:


                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                  ------   -------   -------   --------
(a).............................................   $931     $1,356    $1,790    $3,142
(b).............................................   $839     $1,076    $1,299    $2,162



     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no contingent deferred sales charges would be deducted(2)):


                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                  ------   -------   -------   --------
(a).............................................   $286      $876     $1,491    $3,142
(b).............................................   $188      $581     $  999    $2,162



     PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REFLECT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.

--------
NOTES UPDATES:


(1) The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). In these examples, the average Administration Contract Charge of 0.111% has been used.


(2) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)

--------------------------------------------------------------------------------
Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (See "ACCUMULATION UNIT VALUES (Condensed Financial Information)").

                             HOW THE CONTRACT WORKS

                                PURCHASE PAYMENT
- You can make a one-time investment or establish an ongoing investment program, subject to the Company's minimum and maximum purchase payment guidelines.

                               ADDITIONAL PAYMENTS
- Generally may be made at any time, (subject to Company limits), but no purchase payments allowed: (1) during the seven years immediately preceding the Maturity Date; or (2) after a Contract Owner (or the Annuitant, if not owned in an individual capacity) reaches age 88 (83 in New York).
- Minimum $250 with certain exceptions (see "Purchase Payments").



                                      LOANS
- Loans are available to participants of certain tax qualified pension plans (see "Loan Provision for Certain Tax Benefited Retirement Plans").



                                   SURRENDERS
- Up to the greater of: 10% of the Contract Value at the beginning of the Contract Year; and the excess of the Contract Value over purchase payments that are subject to the Contingent Deferred Sales Charge on the date of surrender, can be withdrawn each year without incurring a Contingent Deferred Sales Charge, subject to any applicable tax law restrictions.
- Surrenders may be taxable to the extent of gain.

- Prior to age 59 1/2 a 10% penalty tax may apply. (A 25% penalty tax may apply upon surrender from a SIMPLE IRA within the first two years.)
- Premium tax charge may apply.



                                 DEATH PROCEEDS
- Guaranteed not to be less than your total purchase payments adjusted for any prior surrenders or outstanding loans (and, where applicable, net of premium tax charges).
- Death proceeds may be taxable.
- Premium tax charge may apply.


                                 CONTRACT VALUE

- You allocate payments to your choice, within limits, of Eligible Funds and/or the Fixed Account.

- The Contract Value reflects purchase payments, investment experience, interest credited on Fixed Account allocations, partial surrenders, loans and Contract charges.

- The Contract Value invested in the Eligible Funds is not guaranteed.

- Earnings in the contract are generally free of any current income taxes (see "FEDERAL INCOME TAX CONSIDERATIONS").
 ---
- You may change the allocation of future payments, within limits, at any time.

- Prior to annuitization, you may transfer Contract Value among accounts, currently free of charge. (Special limits apply to the Fixed Account and to situations that involve "market timing.")
 ---
- Contract Value may not be allocated among more than twenty Accounts (including the Fixed Account) at any time.
 ---


                               RETIREMENT BENEFITS
- Lifetime income options.
- Fixed and/or variable payout options.
- Retirement benefits may be taxable.
- Premium tax charge may apply.


                      DAILY DEDUCTION FROM VARIABLE ACCOUNT

- We deduct a mortality and expense risk charge of 1.30% (1.55% for certain sub-accounts) on an annualized basis from the Contract Value daily.

 ---
- We deduct an Administration Asset Charge of 0.10% on an annualized basis from the Contract Value daily.

- Investment advisory fees and operating expenses are deducted from the Eligible Fund assets daily.



                               ANNUAL CONTRACT FEE

- We deduct a $30 Administration Contract Charge from the Contract Value in the Variable Account on each anniversary while the Contract is in-force, other than under a Payment Option. (May be waived for certain large Contracts.) We deduct a pro rata portion on full surrender and at annuitization.



                                SURRENDER CHARGE


- Consists of Contingent Deferred Sales Charge based on purchase payments made (see "Contingent Deferred Sales Charge").




                               PREMIUM TAX CHARGE

- Where applicable, we deduct a premium tax charge from the Contract Value when annuity benefits commence (or, in certain states, at the earliest of: full or partial surrender; annuitization; or payment of the Death Proceeds due to the death of a Contract Owner or, if applicable, of the Annuitant).



                               ADDITIONAL BENEFITS

- You pay no taxes on your investment as long as it remains in the Contract.

- You may surrender the Contract at any time for its Contract Value, less any applicable Contingent Deferred Sales Charge, subject to any applicable tax law restrictions.

- We may waive the Contingent Deferred Sales Charge on evidence of terminal illness, confinement to a nursing home, or permanent and total disability, if this benefit is available in your state.

                                   THE COMPANY


     We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, and District of Columbia. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), an insurance company whose principal office is 1095 Avenue of the Americas, New York, New York 10036. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to The Commonwealth of Massachusetts. The Company is located at 501 Boylston Street, Boston, Massachusetts 02116.


                              THE VARIABLE ACCOUNT

     We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

     The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

     We allocate your purchase payments to the sub-accounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected sub-accounts invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

     We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Variable Account. Any such amount that exceeds the assets in the Variable Account is paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. The Company is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

                       INVESTMENTS OF THE VARIABLE ACCOUNT

     We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

     Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.

     You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

     AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO


     The American Funds Balanced Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

     AMERICAN FUNDS BOND FUND

     The American Funds Bond Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital.

     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND

     The American Funds Global Small Capitalization Fund's investment objective is to seek long-term growth of capital.


     AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO


     The American Funds Growth Allocation Portfolio's investment objective is to seek growth of capital.

     AMERICAN FUNDS GROWTH FUND

     The American Funds Growth Fund's investment objective is to seek growth of capital.

     AMERICAN FUNDS GROWTH-INCOME FUND

     The American Funds Growth-Income Fund's investment objective is to seek long-term growth of capital and income.


     AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO


     The American Funds Moderate Allocation Portfolio's investment objective is to seek a high total return in the form of income and growth of capital, with a greater emphasis on income.

     ARTIO INTERNATIONAL STOCK PORTFOLIO

     The Artio International Stock Portfolio's investment objective is to seek long-term growth of capital.

     BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO

     The Barclays Capital Aggregate Bond Index Portfolio's investment objective is to seek to equal the performance of the Barclays Capital U.S. Aggregate Bond Index.

     BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

     The BlackRock Aggressive Growth Portfolio's investment objective is to seek maximum capital appreciation.

     BLACKROCK BOND INCOME PORTFOLIO

     The BlackRock Bond Income Portfolio's investment objective is to seek a competitive total return primarily from investing in fixed-income securities.

     BLACKROCK DIVERSIFIED PORTFOLIO

     The BlackRock Diversified Portfolio's investment objective is to seek high total return while attempting to limit investment risk and preserve capital.

     BLACKROCK LARGE CAP CORE PORTFOLIO

     The BlackRock Large Cap Core Portfolio's investment objective is to seek long-term capital growth.

     BLACKROCK LARGE CAP VALUE PORTFOLIO

     The BlackRock Large Cap Value Portfolio's investment objective is to seek long-term growth of capital.

     BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

     The BlackRock Legacy Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

     BLACKROCK MONEY MARKET PORTFOLIO

     The BlackRock Money Market Portfolio's investment objective is to seek a high level of current income consistent with preservation of capital.

     CLARION GLOBAL REAL ESTATE PORTFOLIO

     The Clarion Global Real Estate Portfolio's investment objective is to seek total return through investment in real estate securities, emphasizing both capital appreciation and current income.

     DAVIS VENTURE VALUE PORTFOLIO

     The Davis Venture Value Portfolio's investment objective is to seek growth of capital.

     FI VALUE LEADERS PORTFOLIO

     The FI Value Leaders Portfolio's investment objective is to seek long-term growth of capital.

     HARRIS OAKMARK INTERNATIONAL PORTFOLIO

     The Harris Oakmark International Portfolio's investment objective is to seek long-term capital appreciation.

     INVESCO SMALL CAP GROWTH PORTFOLIO

     The Invesco Small Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

     JANUS FORTY PORTFOLIO

     The Janus Forty Portfolio's investment objective is to seek capital appreciation.

     JENNISON GROWTH PORTFOLIO

     The Jennison Growth Portfolio's investment objective is to seek long-term growth of capital.

     LAZARD MID CAP PORTFOLIO

     The Lazard Mid Cap Portfolio's investment objective is to seek long-term growth of capital.

     LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

     The Legg Mason ClearBridge Aggressive Growth Portfolio's investment objective is to seek capital appreciation.



     LOOMIS SAYLES SMALL CAP CORE PORTFOLIO

     The Loomis Sayles Small Cap Core Portfolio's investment objective is to seek long-term capital growth from investments in common stocks or other equity securities.

     LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO

     The Loomis Sayles Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

     LORD ABBETT BOND DEBENTURE PORTFOLIO

     The Lord Abbett Bond Debenture Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

     MET/ARTISAN MID CAP VALUE PORTFOLIO

     The Met/Artisan Mid Cap Value Portfolio's investment objective is to seek long-term capital growth.

     MET/FRANKLIN INCOME PORTFOLIO

     The Met/Franklin Income Portfolio's investment objective is to seek to maximize income while maintaining prospects for capital appreciation.


     MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO



     The Met/Franklin Low Duration Total Return Portfolio's investment objective is to seek a high level of current income, while seeking preservation of shareholders' capital.


     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

     The Met/Franklin Mutual Shares Portfolio's investment objective is to seek capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

     MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO


     The Met/Franklin Templeton Founding Strategy Portfolio's investment objective is primarily to seek capital appreciation and secondarily to seek income.


     MET/TEMPLETON GROWTH PORTFOLIO

     The Met/Templeton Growth Portfolio's investment objective is to seek long-term capital growth.


     METLIFE AGGRESSIVE STRATEGY PORTFOLIO



     The MetLife Aggressive Strategy Portfolio's investment objective is to seek growth of capital.


     METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

     The MetLife Conservative Allocation Portfolio's investment objective is to seek high level of current income, with growth of capital as a secondary objective.

     METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

     The MetLife Conservative to Moderate Allocation Portfolio's investment objective is to seek high total return in the form of income and growth of capital, with a greater emphasis on income.

     METLIFE MID CAP STOCK INDEX PORTFOLIO

     The MetLife Mid Cap Stock Index Portfolio's investment objective is to seek to equal the performance of the Standard & Poor's MidCap 400(R) Composite Stock Price Index.

     METLIFE MODERATE ALLOCATION PORTFOLIO

     The MetLife Moderate Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

     The MetLife Moderate to Aggressive Allocation Portfolio's investment objective is to seek growth of capital.

     METLIFE STOCK INDEX PORTFOLIO

     The MetLife Stock Index Portfolio's investment objective is to seek to equal the performance of the Standard & Poor's 500(R) Composite Stock Price Index.

     MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

     The MFS(R) Research International Portfolio's investment objective is to seek capital appreciation.

     MFS(R) TOTAL RETURN PORTFOLIO

     The MFS(R) Total Return Portfolio's investment objective is to seek a favorable total return through investment in a diversified portfolio.

     MFS(R) VALUE PORTFOLIO

     The MFS(R) Value Portfolio's investment objective is to seek capital appreciation.

     MORGAN STANLEY EAFE(R) INDEX PORTFOLIO

     The Morgan Stanley EAFE(R) Index Portfolio's investment objective is to seek to equal the performance of the MSCI EAFE(R) Index.

     MORGAN STANLEY MID CAP GROWTH PORTFOLIO

     The Morgan Stanley Mid Cap Growth Portfolio's investment objective is to seek capital appreciation.

     NEUBERGER BERMAN GENESIS PORTFOLIO

     The Neuberger Berman Genesis Portfolio's investment objective is to seek high total return, consisting principally of capital appreciation.

     NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

     The Neuberger Berman Mid Cap Value Portfolio's investment objective is to seek capital growth.

     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

     The Oppenheimer Capital Appreciation Portfolio's investment objective is to seek capital appreciation.

     OPPENHEIMER GLOBAL EQUITY PORTFOLIO

     The Oppenheimer Global Equity Portfolio's investment objective is to seek capital appreciation.

     PIMCO INFLATION PROTECTED BOND PORTFOLIO

     The PIMCO Inflation Protected Bond Portfolio's investment objective is to seek maximum real return, consistent with preservation of capital and prudent investment management.

     PIMCO TOTAL RETURN PORTFOLIO

     The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

     RCM TECHNOLOGY PORTFOLIO

     The RCM Technology Portfolio's investment objective is to seek capital appreciation; no consideration is given to income.

     RUSSELL 2000(R) INDEX PORTFOLIO

     The Russell 2000(R) Index Portfolio's investment objective is to seek to equal the performance of the Russell 2000(R) Index.

     SSGA GROWTH AND INCOME ETF PORTFOLIO

     The SSgA Growth and Income ETF Portfolio's investment objective is to seek growth of capital and income.

     SSGA GROWTH ETF PORTFOLIO

     The SSgA Growth ETF Portfolio's investment objective is to seek growth of capital.

     T.  ROWE PRICE LARGE CAP GROWTH PORTFOLIO

     The T. Rowe Price Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital and, secondarily, dividend income.

     T. ROWE PRICE MID CAP GROWTH PORTFOLIO

     The T. Rowe Price Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

     T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

     The T. Rowe Price Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

     WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

     The Western Asset Management Strategic Bond Opportunities Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital.

     WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

     The Western Asset Management U.S. Government Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital and maintenance of liquidity.

INVESTMENT ADVICE


     MetLife Advisers, LLC an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.



PORTFOLIO                              ADVISER (SUBADVISER)
---------                              --------------------
Artio International Stock Portfolio..  Artio Global Management, LLC
Barclays Capital Aggregate Bond Index
  Portfolio..........................  MetLife Investment Advisors Company,
                                       LLC
BlackRock Aggressive Growth
  Portfolio..........................  BlackRock Advisors, LLC
BlackRock Bond Income Portfolio......  BlackRock Advisors, LLC
BlackRock Diversified Portfolio......  BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio..  BlackRock Advisors, LLC
BlackRock Legacy Large Cap Growth
  Portfolio..........................  BlackRock Advisors, LLC
BlackRock Money Market Portfolio.....  BlackRock Advisors, LLC
Davis Venture Value Portfolio........  Davis Selected Advisers, L.P.(1)
FI Value Leaders Portfolio...........  Pyramis Global Advisors, LLC
Jennison Growth Portfolio............  Jennison Associates LLC
Loomis Sayles Small Cap Core
  Portfolio..........................  Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth
  Portfolio..........................  Loomis, Sayles & Company, L.P.
Met/Artisan Mid Cap Value Portfolio..  Artisan Partners Limited Partnership
MetLife Conservative Allocation
  Portfolio..........................  N/A(2)
MetLife Conservative to Moderate
  Allocation Portfolio...............  N/A(2)
MetLife Mid Cap Stock Index
  Portfolio..........................  MetLife Investment Advisors Company,
                                       LLC
MetLife Moderate Allocation
  Portfolio..........................  N/A(2)
MetLife Moderate to Aggressive
  Allocation Portfolio...............  N/A(2)
MetLife Stock Index Portfolio........  MetLife Investment Advisors Company,
                                       LLC
MFS(R) Total Return Portfolio........  Massachusetts Financial Services
                                       Company
MFS(R) Value Portfolio...............  Massachusetts Financial Services
                                       Company
Morgan Stanley EAFE(R) Index
  Portfolio..........................  MetLife Investment Advisors Company,
                                       LLC
Neuberger Berman Genesis Portfolio...  Neuberger Berman Management LLC
Neuberger Berman Mid Cap Value
  Portfolio..........................  Neuberger Berman Management LLC
Oppenheimer Global Equity Portfolio..  OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio......  MetLife Investment Advisors Company,
                                       LLC
T. Rowe Price Large Cap Growth
  Portfolio..........................  T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth
  Portfolio..........................  T. Rowe Price Associates, Inc.
Western Asset Management Strategic
  Bond Opportunities Portfolio.......  Western Asset Management Company
Western Asset Management U.S.
  Government Portfolio...............  Western Asset Management Company




-------

(1) Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


(2) Metropolitan Fund Allocation Portfolios: The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio and the MetLife Moderate to Aggressive Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are "fund of funds" that invest in Class A shares of a diversified group of other underlying portfolios (Eligible Funds) of the Metropolitan Fund and Met Investors Series Trust. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Allocation Portfolios. Each underlying fund has its own subadviser.




     For more information regarding the Investment Adviser and the Subadviser of the Metropolitan Fund Portfolios, see the Statement of Additional Information for the Contracts, and also see the Metropolitan Fund prospectus and its Statement of Additional Information.


     MetLife Advisers, LLC, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Met Investors Series Trust. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.


PORTFOLIO                              ADVISER (SUBADVISER)
---------                              --------------------
American Funds(R) Balanced Allocation
Portfolio............................  N/A(1)
American Funds(R) Growth Allocation
  Portfolio..........................  N/A(1)
American Funds(R) Moderate Allocation
  Portfolio..........................  N/A(1)
BlackRock Large Cap Core Portfolio...  BlackRock Advisors, LLC
Clarion Global Real Estate
  Portfolio..........................  ING Clarion Real Estate Securities LLC
Harris Oakmark International
  Portfolio..........................  Harris Associates L.P.
Invesco Small Cap Growth Portfolio...  Invesco Advisers, Inc.
Janus Forty Portfolio................  Janus Capital Management LLC
Lazard Mid Cap Portfolio.............  Lazard Asset Management LLC
Legg Mason ClearBridge Aggressive
  Growth Portfolio(2)................  ClearBridge Advisors, LLC
Legg Mason Value Equity Portfolio....  Legg Mason Capital Management. Inc.
Lord Abbett Bond Debenture
  Portfolio..........................  Lord, Abbett & Co. LLC
Met/Franklin Income Portfolio........  Franklin Advisers, Inc.
Met/Franklin Low Duration Total
  Return Portfolio...................  Franklin Advisers, Inc.
Met/Franklin Mutual Shares
  Portfolio..........................  Franklin Mutual Advisers, LLC
Met/Franklin Templeton Founding
  Strategy Portfolio.................  N/A(1)
Met/Templeton Growth Portfolio.......  Templeton Global Advisors Limited
MetLife Aggressive Strategy
  Portfolio(3).......................  N/A(1)
MFS(R) Research International
  Portfolio..........................  Massachusetts Financial Services
                                       Company
Morgan Stanley Mid Cap Growth
  Portfolio..........................  Morgan Stanley Investment Management
                                       Inc.
Oppenheimer Capital Appreciation
  Portfolio..........................  OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond
  Portfolio..........................  Pacific Investment Management Company
                                       LLC
PIMCO Total Return Portfolio.........  Pacific Investment Management Company
                                       LLC
RCM Technology Portfolio.............  RCM Capital Management LLC
SSgA Growth and Income ETF
  Portfolio..........................  SSgA Funds Management, Inc.
SSgA Growth ETF Portfolio............  SSgA Funds Management, Inc.
T. Rowe Price Mid Cap Growth
  Portfolio..........................  T. Rowe Price Associates, Inc.




-------

(1) This portfolio is a "fund of funds" that invests in shares of a diversified group of other underlying portfolios of the Metropolitan Fund, Met Investors Series Trust, and/or the American Funds Insurance Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers. that are responsible for the management of the Portfolios. Each underlying portfolio has its own adviser and/or subadviser.




(2) Effective after 4:00 p.m. Eastern Time on April 29, 2011, Legg Mason Value Equity Portfolio merged with and into Legg Mason ClearBridge Aggressive Growth Portfolio.



(3) Effective after 4:00 p.m. Eastern Time on April 29, 2011, MetLife Aggressive Allocation Portfolio of the Metropolitan Fund merged with and into MetLife Aggressive Strategy Portfolio.


     For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information for the Contracts, and also see the Met Investors Series Trust prospectus and its Statement of Additional Information.

     Capital Research and Management Company is the Investment Adviser for the American Funds Insurance Series Funds.

PORTFOLIO                              SUBADVISER
---------                              ----------
American Funds Bond..................  N/A
American Funds Global Small
  Capitalization.....................  N/A
American Funds Growth................  N/A
American Funds Growth-Income.........  N/A


     For more information about the Investment Adviser, see the American Funds Insurance Series prospectus and its Statement of Additional Information.

     You can obtain copies of the Eligible Fund prospectuses by calling us at 1-800-777-5897. You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series

(including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

     We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "FEE TABLE -- Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE
TABLE -- Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

     We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS."

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:


     -- For the Metropolitan Fund, we offer Class A shares of the Artio
          International Stock, BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Davis Venture Value, Fidelity Value Leaders, Jennison Growth, Loomis Sayles Small Cap Core, Met/Artisan Mid Cap Value, Neuberger Berman Genesis, Western Asset Management U.S. Government and Western Asset Management Strategic Bond Opportunities Portfolios; Class B shares of the Barclays Capital Aggregate Bond Index, BlackRock Aggressive Growth, BlackRock Diversified, Loomis Sayles Small Cap Growth, MetLife Mid Cap Stock Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Morgan Stanley Mid Cap Growth, Neuberger Berman Mid Cap Value, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation and MetLife Moderate to Aggressive Allocation Portfolios; and Class E shares of the MFS Total Return, MFS(R) Value and BlackRock Large Cap Value Portfolios;



     -- For the Met Investors Series Trust, we offer Class B shares for all
          Portfolios except the Harris Oakmark International Portfolio which is Class E, the Legg Mason ClearBridge Aggressive Growth Portfolio, which is Class A, and the American Funds Balanced Allocation Portfolio, American Funds Moderate Allocation Portfolio and American Funds Growth Allocation Portfolio, which are Class C; and


     -- For the American Funds Insurance Series, we offer Class 2 shares only.

     Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close sub-accounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts, at any time in our sole discretion. If automatic allocations (such as dollar cost averaging, asset rebalancing, or purchase payments made through our automated payment program) are being made to a subaccount that is closed or no longer available due to an Eligible Fund liquidation, and if you do not give us other instructions, then any amounts that would have gone into the closed subaccount will be allocated to the BlackRock Money Market Subaccount.

                                GUARANTEED OPTION

     You may allocate purchase payments to the Fixed Account. The Fixed Account is a part of our general account and offers a guaranteed interest rate. The Fixed Account is not available during annuitization but a fixed payment option is available. (See "The Fixed Account" for more information.)

                                  THE CONTRACTS

     We will issue the Contract to an individual through the age of 87 (through age 82 in New York). We will issue the Contract to joint contract owners through the age of 85 (through age 82 in New York), based on the older contract owner.

PURCHASE PAYMENTS

     Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250. The following exceptions may apply.

     -- When the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account by debit authorization, we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

     -- For Contracts bought as part of other types of retirement plans qualifying for tax-benefited treatment under the Code, we will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement).

     -- For all other Contracts, we will accept monthly purchase payments as low as $100 per month if they are made through our automated payment program. If you would like to exchange a New England Variable Fund I ("Fund I"), New England Retirement Investment Account ("Preference") or New England Variable Account ("Zenith Accumulator") contract for a Contract, we may waive the minimum initial and subsequent purchase payment amounts to correspond with the old contract. (For more information on exchanges, see Appendix D.)

     -- We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

     -- If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

     -- We will not accept purchase payments made with cash, money orders or travelers checks.

     We will accept a different amount than what is described above if required by federal tax law. We may limit purchase payments made under a Contract. Currently, we may refuse any purchase payment that would cause your Contract Value, including the value of all other Contracts you may own with us, to exceed $1,000,000. We reserve the right to not accept a purchase payment that would cause your Contract Value, including the value of all other contracts you may own with us, to exceed $5,000,000.

     NO PURCHASE PAYMENTS MAY BE MADE: (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE; OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 88 (AGE 83 IN NEW YORK). FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86 (AGE 83 IN NEW YORK).

     If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if this process is not completed within five business days unless you agree otherwise. We reserve the right to reject any application.

TEN-DAY RIGHT TO REVIEW

     Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made.

EMPLOYEE VERSION

     We also make available an employee version of the Contract which includes a purchase payment credit feature. The charges and deductions and all other features are the same as other Contracts. Persons eligible to purchase an employee version are age 80 or younger, and are employees, officers, and directors or trustees of the Company, its affiliates, any broker-dealer authorized to sell the Contracts (or any bank affiliated with such a broker-dealer) and any investment adviser or subadviser to the Portfolios, or certain family members of the foregoing. If consistent with applicable state insurance law, for each purchase payment made under an employee version, we will credit the Contract with an additional 5% of each purchase payment. Any employee version purchase payment credit amounts will be applied on a pro-rata basis to the Fixed Account, if available, and the Eligible Funds based upon your allocation for your purchase payments, and will be subject to recapture if you cancel the Contract by returning it during the ten-day right to review period. We will deduct any purchase payment credit amounts from the refund amount. We will take back the purchase payment credit as if it had never been applied, however, the amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the purchase payment credit. No employee version purchase payment credit will apply to purchase payments which consist of money exchanged from other annuity issued by the Company or its affiliates. Other limitations may apply. We reserve the right to change the eligibility for or terms of the employee version.

ALLOCATION OF PURCHASE PAYMENTS

     You may allocate your purchase payments to the Fixed Account and to the Eligible Funds, up to a maximum of twenty Accounts. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment by the Accumulation Unit Value for the selected sub-accounts at the end of the valuation day we receive your purchase payment at our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of purchase payments.)

STATE VARIATIONS

     Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, age issuance limitations, transfer rights and limitations, the right to reject purchase payments, the right to assess transfer fees, and general availability of certain riders. However, please note that the maximum fees and charges for all features and benefits are set forth in the fee table in this prospectus. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

     We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value of each sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

     The Accumulation Unit Value of each sub-account was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor for any sub-account reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge, equal, on an annual basis to 1.65% of the average daily net asset value of the American Funds Bond Sub-Account, the American Funds Growth Sub-Account, the American Funds Growth-Income Sub-Account and the American Funds Global Small Cap Sub-Account, and to 1.40% of the average daily net asset value of all other sub-accounts. The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

     If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "The Fixed Account.") If you have a loan under your Contract, the Contract Value also includes the amount of Contract Value transferred to our general account (but outside of the Fixed Account) due to the loan and any interest credited on that amount. We will credit interest earned on the amount held in the general account due to the loan at least annually to the sub-accounts you selected on the application. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

     Prior to annuitization, your Contract's Death Proceeds will be payable to your Beneficiary if we receive, at our Annuity Administrative Office, due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has joint owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.)

     The Contract's Death Proceeds at any time will be the greater of:

          (1) the current Contract Value (next determined after we receive due proof of death or if later an election to continue the Contract or to receive payment(s)) and;

          (2) the minimum guaranteed death benefit.

     During the first six months of your Contract the minimum guaranteed death benefit is equal to your purchase payments adjusted for any partial surrenders. Partial surrenders will decrease the minimum guaranteed death benefit by the percentage of Contract Value withdrawn. On the sixth month anniversary of your Contract and on each six month anniversary thereafter, until your 76th birthday or 71st birthday of the oldest joint owner, the minimum guaranteed death benefit is equal to the larger of:

          (1) the minimum guaranteed death benefit that applied to your Contract prior to the recalculation;

          (2) the Contract Value on the date of recalculation.

The new minimum guaranteed death benefit (plus any subsequent purchase payments, and adjusted for any subsequent surrenders), applies to your Contract until the next recalculation (six month anniversary) date, or until you make a purchase payment or surrender.

     For Contracts issued in New York, the minimum guaranteed death benefit will be recalculated at the beginning of each contract anniversary.

EXAMPLE: Assume that we issue your contract with a $10,000 purchase payment on 1/1/07. No further purchase payments are made and during the first six months, no partial surrenders are made. During the first six months, the minimum guaranteed death benefit is $10,000. Assume that on 7/1/07, the Contract Value is $10,700. The minimum guaranteed death benefit is reset on that date to $10,700.

          Assume that the Contract Value increases to $11,000 by 12/1/07, and that you request a partial surrender of 5% of your Contract Value, or $550, on that date. The minimum guaranteed death benefit immediately following the partial surrender is $10,165 [$10,700 - .05($10,700)].

          Assume that on 12/31/07 the Contract Value has decreased to $10,050. The minimum guaranteed death benefit remains at $10,165 and the Death Proceeds payable on 12/31/07 are $10,165.


               Options for Death Proceeds. For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life or life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of federal tax law.

               If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death to make an election. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.


               The Beneficiary may: (1) receive payment in one sum, either by check, by placing the amount in an account that earns interest (see "Total Control Account" below), or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, AND THE

          BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.

               There are comparable rules for distributions on the death of the Annuitant under tax qualified plans. However, if the Beneficiary under a tax qualified Contract is the Annuitant's spouse, tax law generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1/2 (which may be more or less than five years after the Annuitant's death).

               If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.


               If we are presented in good order with proof of your death before any requested transaction is completed (including transactions under automated investment strategies and automated withdrawal programs), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and written payment instructions or election of Spousal Continuation or Beneficiary Continuation.


               --TOTAL CONTROL ACCOUNT.


     A Beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft-writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate.


     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

     --BENEFICIARY CONTINUATION

     Since tax law requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) in order for the Contract to be continued by any Beneficiary.

     IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS AN ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

     The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially surrender his or her portion of the Contract Value, but may not make further purchase payments, take loans, or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Contingent Deferred Sales Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death, at our Annuity Administrative Office.

     --SPECIAL OPTIONS FOR SPOUSES

     Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal joint owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death, at our Annuity Administrative Office:

          (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

          (2) to continue the Contract under the Beneficiary Continuation provision; or

          (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

     IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT, AND THE SURVIVING SPOUSE WILL NOT BE ABLE TO RECEIVE THE DEATH PROCEEDS AT THAT TIME. The spouse is permitted to make additional purchase payments. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.

     For purposes of the death benefit on the continued contract, Death Proceeds will be calculated the same as prior to continuation except all values used to calculate Death Proceeds are reset on the date the spouse continues the Contract.

     Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

     If a loan exists at the time the Contract Owner (or, if applicable, Annuitant) dies, and the Contract is continued under the Spousal Continuation provision, the amount of the outstanding loan plus accrued interest will be treated as a taxable distribution from the Contract to the deceased Contract Owner, and we will reduce the Contract Value accordingly.

TRANSFER PRIVILEGE

     --GENERAL

     Currently, you may transfer your Contract Value among sub-accounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between sub-accounts and/or the Fixed Account. See the Statement of Additional Information for the Contract, "Tax Status of the Contract."

     Transfers During the Accumulation Phase. We currently do not charge a transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee. If we do change our policy, we will notify you in advance. Currently we allow a maximum of $500,000 and a minimum of $100 for each transfer. (If a sub-account contains less than $100, that full amount may be transferred to a sub-account in which you already invested, or you may transfer this amount in combination with Contract Value from another sub-account so that the total transferred to the new sub-account is at least $100.)


     Transfers During the Annuity Phase. We reserve the right to restrict your transfers to one per Contract Year. Currently, we do not impose this limit. The same maximum and minimum amounts described above will apply. You may not transfer to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period. For information regarding the impact of sub-account transfers on the level of annuity payments, see the Statement of Additional Information.



     We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request at our Annuity Administrative Office. We may require that a written transfer request, for all sub-accounts or certain sub-accounts that we specify, be provided to us at our Annuity Administrative Office, signed by a Contract Owner.

     See "Requests and Elections" for information regarding transfers made by written request, by telephone or by Internet.

     We may distribute your Contract Value among no more than twenty Accounts (including the Fixed Account) at any time. We will not process transfer requests not complying with this rule.

     --MARKET TIMING

     Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt Eligible Fund management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, Artio International Stock Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS(R) Research International Portfolio, Morgan Stanley EAFE(R) Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio,
T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). In addition, as described below, we are required to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

     We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

       AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Contract to be submitted with an original signature.

     Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Eligible Fund.

     In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

     We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

     Special rules apply to transfers involving the Fixed Account. We limit transfers out of the Fixed Account as to amount. Currently, we are not imposing these restrictions but we have the right to reimpose them at any time. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See "The Fixed Account" and the Statement of Additional Information.

DOLLAR COST AVERAGING

     We offer an automated transfer privilege called dollar cost averaging. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or Contract Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for purchase payments or Contract Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month. You may not allocate Contract Value to more than twenty accounts, including the Fixed Account, at any time. We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 per transfer. You can make subsequent purchase payments while you have an active dollar cost averaging program in effect, provided however, that no amount will be allocated to the program without your express direction. Although the dollar cost averaging transfer amount will not be increased, we will increase the number of months over which transfers are made. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. You may not participate in a dollar cost averaging program while you are participating in the asset rebalancing or systematic withdrawal program. (See Appendix A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)

     Guaranteed Account. Subject to state availability and to the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate, to eligible payments which you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging. The Guaranteed Account is part of our general account. Amounts in a Guaranteed Account are subject to the following limitations.

     -- Certain rules and limitations may apply to the purchase payments you can allocate.

     -- Amounts in a Guaranteed Account cannot be used as collateral for a loan.

     Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. Subsequent transfers will be made on the same day in subsequent months. If the selected day is not a business day, the transfer will be deducted from the enhanced dollar cost averaging option on the selected day but will be applied to the sub-accounts on the next business day. Enhanced dollar cost averaging interest will not be credited on the transfer amount between the selected day and the next business day.

     The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and may include a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.

     If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months). The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6 month dollar cost averaging program will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a last-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).


     We will also terminate the program upon notification of your death in good order.


     Contact your agent for more information.

ASSET REBALANCING

     We offer an asset rebalancing program for Contract Value. Contract Value allocated to the sub-accounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the sub-accounts periodically (quarterly, semi-annually or annually and when available, monthly) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those sub-accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     You may select an asset rebalancing program when you apply for the contract or at a later date by contacting our Home Office. You specify the percentage allocations to which your contract value will be reallocated among the sub-accounts (excluding the Fixed Account). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the sub-accounts to the extent necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Annuity Administrative Office. We will also terminate the program upon notification of your death in good order. Asset rebalancing cannot continue beyond the Maturity Date or once annuity payments have commenced. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.


SURRENDERS

     Before annuitization, you may surrender (withdraw) all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value determined as of the end of the business day that we receive your request at our Annuity Administrative Office, reduced by the following amounts:


     -- any applicable Contingent Deferred Sales Charge (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law).


     -- a pro rata portion of the Administration Contract Charge (on a full surrender only);

     -- a premium tax charge (in certain states only); and

     -- any outstanding loan plus accrued interest (on a full surrender only).

See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" and "Loan Provision for Certain Tax Benefited Retirement Plans" for a description of these charges and when they apply.

     Restrictions. Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to surrender the Contract.

     -- The Optional Retirement Program of the University of Texas System does not permit surrenders prior to the plan participant's death, retirement, or termination of employment in all Texas public institutions of higher education.

     -- Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial surrenders and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years). (See "Federal Income Tax Considerations.")

     Because a surrender may result in adverse tax consequences, you should consult a qualified tax advisor before making the surrender. (See "Federal Income Tax Considerations.")

     How to surrender.

     -- You must submit a request to our Annuity Administrative Office. (See
          "Requests and Elections" for more information on receipt of requests at our annuity administrative office.)

     -- You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability if you would like to have the Contingent Deferred Sales Charge waived. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

     -- You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed less favorably).

     -- We have to receive your surrender request in our Annuity Administrative
          Office prior to the Maturity Date or the Contract Owner's death.

     We will normally pay surrender proceeds within seven days after receipt of a request at the Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.") We may also withhold payment of surrender proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     Amount of Surrender. We will base the amount of the surrender proceeds on the Accumulation Unit Values that are next computed after we receive the completed surrender request at our Annuity Administrative Office. However, if you choose to apply the surrender proceeds to a payment option, we will base the surrender proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial surrender is a minimum of $100 unless we consent otherwise. After a partial surrender, your remaining Contract Value must be at least $1,000, unless we consent to a lower amount. If your Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). Otherwise, at your option, either we will reduce the amount of the partial surrender or we will treat the transaction as a full surrender that is subject to the full amount of any applicable Contingent Deferred Sales Charge. A partial surrender will reduce your Contract Value in the sub-accounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

SYSTEMATIC WITHDRAWALS


     Under the Systematic Withdrawal feature you may withdraw a portion of your Contract Value automatically on a monthly basis prior to annuitization. Each month either a fixed dollar amount (which you can change periodically) or the investment gain in the Contract may be withdrawn. If you elect to withdraw the investment gain only, we will not permit loans. Conversely, if you have a loan, you will not be able to elect the investment gain only option under the Systematic Withdrawal feature. If you would like to receive your Systematic Withdrawal payment on or about the first of the month, you should make your request by the 20th day of the month. Currently a withdrawal must be a minimum of $100. If you choose to have the investment gain withdrawn and it is less than $100 for a month, no withdrawal will be made that month. We reserve the right to change the required minimum monthly withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Contingent Deferred Sales Charge will apply to amounts you receive under the Systematic Withdrawal Program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See "Contingent Deferred Sales Charge.")


     If you make a partial surrender or a purchase payment at the same time that you are having the investment gain withdrawn under the Systematic Withdrawal feature, we will cancel the Systematic Withdrawal effective as of the next monthly withdrawal date. However, at your option, we will resume Systematic Withdrawals the following month. We will adjust the amount of the Systematic Withdrawals to reflect the purchase payment or partial surrender.

     If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments. However, no Contingent Deferred Sales Charge will apply if you are having the investment gain (rather than a fixed dollar amount) withdrawn.


     You may have only one Systematic Withdrawal Program in effect at any time. We will terminate the program upon notification of your death in good order.



     The federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the Systematic Withdrawal Program sets forth additional terms and conditions.


LOAN PROVISION FOR CERTAIN TAX BENEFITED RETIREMENT PLANS

     Contract loans are available to participants under tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are not subject to ERISA and to trustees of Qualified Plans (including those subject to ERISA). Availability of Contract loans is subject to state insurance department approval. The minimum loan amount is currently $1,000. We strongly encourage you to discuss the tax and ERISA implications of loans with a qualified tax advisor.

     We will not permit more than one loan at a time on any Contract except where state regulators require otherwise. Additional limits apply to qualified loans. Please see your plan administrator and/or refer to your contract for details.

     When you take out a loan we will transfer a portion of your Contract Value equal to the amount of the loan to our general account. This portion of Contract Value will earn interest (which is credited to your Contract), currently at the effective rate of 4 1/2% per year. We will credit this earned interest to your Contract's sub-accounts (and to the Fixed Account) annually in accordance with your previous allocation instructions.

     Under current rules, interest charged on the loan will be 6 1/2% per year. Depending on our interpretation of applicable law and on our administrative procedures, the interest rates charged and earned on loaned amounts may be changed (for example, to provide for a variable interest rate) with respect to new loans made. Because the amount moved to the general account as a result of the loan does not participate in the Variable Account's investment experience, a Contract loan can have a permanent effect on your Contract Value and Death Proceeds.

     You must repay loans within 5 years except for certain loans used for the purchase of a principal residence, (which must be repaid within 20 years). We will require repayment of the principal amount and interest on the loan in equal monthly installments under our repayment procedures. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code.

     Under current practice, if a Contract loan installment repayment is not made, we may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan. If there is a default on the Contract loan, we may make a full or partial surrender in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). Interest may continue to be charged on any portion of a defaulted loan balance if we are restricted by law from making a full or partial surrender of the Contract to offset the loan. For more information, please refer to "FEDERAL INCOME TAX CONSIDERATIONS" -- Taxation of Qualified Contracts" in this prospectus.

     If you have a loan you may not be able to make any partial surrenders. After any partial surrender, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). If a partial surrender by us to enforce the loan repayment schedule would reduce the unloaned Contract Value below this amount, we reserve the right to surrender your entire Contract and apply the Contract Value to the Contingent Deferred Sales Charge, the Administration Contract Charge and the amount owed to us under the loan. If at any time an excess Contract loan exists (that is, the Contract loan balance exceeds the Contract Value), we have the right to terminate your Contract. Termination of the Contract under these circumstances could have adverse tax consequences.

     Unless you request otherwise, Contract loans will reduce the amount of the Contract Value in the accounts in proportion to the Contract Value in each account. If any portion of the Contract loan was attributable to Contract Value in the Fixed Account, then you will have to allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account). Unless you request otherwise, we will allocate a repayment to the sub-accounts in the same proportions to which the loan was attributable to the sub-accounts.

     We will reduce the amount of your death proceeds, the amount payable upon surrender of your Contract and the amount applied on the Maturity Date to provide annuity payments by the amount of any outstanding Contract loan plus accrued interest. In these circumstances, the amount of the outstanding Contract loan plus accrued interest generally will be taxed as a taxable distribution.

     We will provide further information regarding loans upon request.

SUSPENSION OF PAYMENTS

     We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.

OWNERSHIP RIGHTS

     During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

     These rights include the right to:

     -- change the Beneficiary

     -- assign the Contract (subject to limitations)

     -- change the payment option

     -- exercise all other rights, benefits, options and privileges allowed by the Contract or us.

     For individually owned Contracts where the Contract Owner and Annuitant are not the same, the Contract Owner must be the Contingent Annuitant. This person becomes the Annuitant under your Contract if the Annuitant dies prior to annuitization. Under a jointly owned Contract, if the Annuitant is not one of the Contract Owners, then one Contract Owner must be the Contingent Annuitant. You cannot change the Contingent Annuitant after the death of the Annuitant. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.

     Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

     Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "Federal Income Tax Considerations" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax advisor.

     If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.

REQUESTS AND ELECTIONS

     We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     Subject to our restrictions on "market timing", requests for sub-account transfers, address changes or reallocation of future purchase payments may be made:

     -- By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

     -- Through your Registered Representative

     -- In writing to New England Life Insurance Company, c/o Annuity
          Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594 or

     -- By fax (515) 457-4301

     -- For transfers or reallocation of future purchase payments, by Internet at www.nef.com.

     If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay (such as any delay in answering your telephone call), we will treat your request as having been received on the following business day.

     All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal, over the telephone, fax or through the Internet, may be subject to certain limitations. We may stop offering telephone, fax or Internet transactions at any time in our sole discretion.

     If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

     Telephone, facsimile, and computer systems (including the Internet), may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Annuity Administrative Office.

     A recording of daily unit values is available by calling 1-800-333-2501.

     We will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax or Internet are genuine. However, because telephone transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

     All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election.

CONFIRMING TRANSACTIONS

     We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

                       ADMINISTRATION CHARGES, CONTINGENT
                   DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

     We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

     -- Administration Contract Charge

     -- Administration Asset Charge

     -- Mortality and Expense Risk Charge

     -- Contingent Deferred Sales Charge

     -- Premium Tax Charge and Other Expenses


     We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Contingent Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Please see "Annual Eligible Fund Operating Expenses."


ADMINISTRATION CONTRACT CHARGE

     The annual Administration Contract Charge is the lesser of: 2% of your total Contract Value (including any Contract Value you have allocated to the Fixed Account, and any Contract Value held in our general account as the result of a loan) and $30. This charge (along with the Administration Asset Charge) is for such expenses as issuing

Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

     We deduct the charge from your Contract Value on each Contract anniversary for the prior Contract Year from each sub-account in the ratio of your interest in each to your total Contract Value. We will deduct it on a pro rata basis at annuitization or at the time of a full surrender if it is not on a Contract anniversary. Currently, we do not impose the charge after annuitization. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Administration Contract Charge only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

     We will waive the charge for a Contract Year if (1) your Contract Value at the end of the year was at least $50,000, OR (2) you made at least $1,000 in net deposits (purchase payments minus partial surrenders) during that Contract Year and the Contract Value at the end of the previous Contract Year was at least $25,000. (A pro rata charge will always be made on a full surrender and at annuitization, however, regardless of the amount of your Contract Value.)

ADMINISTRATION ASSET CHARGE

     The Administration Asset Charge is equal to an annual rate of 0.10% of net assets. We deduct this charge on a daily basis from each sub-account. As a percentage of net assets, the Administration Asset Charge will not increase over the life of your Contract, but the total dollar amount of the charge will vary depending on the level of Contract Value in the Variable Account. We will continue to access the Administration Asset Charge after annuitization if annuity payments are made on a variable basis.

MORTALITY AND EXPENSE RISK CHARGE

     We deduct a Mortality and Expense Risk Charge from the Variable Account. The charge is at an annual rate of 1.55% of the daily net assets of the American Funds Bond Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account, and 1.30% of the daily net assets of each other sub-account. We compute and deduct this charge on a daily basis from the assets in each sub-account. This charge is for the guaranteed annuity rates (so that your annuity payments will not be affected by the mortality rate of others), death benefit, and guarantee of Administration charges, regardless of actual expenses incurred. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include, but are not limited to, issuing Contracts, maintaining records, making and maintaining sub-accounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and dollar cost averaging. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis after annuitization. (See "Annuity Payments.")

     If the Mortality and Expense Risk Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

CONTINGENT DEFERRED SALES CHARGE


     We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Contingent Deferred Sales Charge may apply on certain events ("CDSC events"). CDSC events are: (a) a full or partial surrender of your Contract (including surrenders where you apply the proceeds to certain payment options) (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law); or (b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option.


     When you make a full surrender of your Contract, we take into account the Contingent Deferred Sales Charge in calculating the proceeds you will receive. On a partial surrender, we deduct the Contingent Deferred Sales Charge from the Contract Value remaining after deduction of the amount you requested. We take the Contingent Deferred Sales Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value surrendered.

     The Contingent Deferred Sales Charge equals a percentage of each purchase payment. Each purchase payment is subject to the charge for seven years (12 month periods) from the date we receive it, as follows:

NUMBER OF COMPLETE
YEARS FROM RECEIPT
OF PURCHASE PAYMENT                       CHARGE
-------------------                       ------
     0.................................      7%
     1.................................      6%
     2.................................      5%
     3.................................      4%
     4.................................      3%
     5.................................      2%
     6.................................      1%
7 and thereafter.......................      0%


     In no event will the amount of the Contingent Deferred Sales Charge exceed the equivalent of 8% of the first $50,000 of purchase payments and 6.5% of purchase payments in excess of $50,000.

     In any Contract Year you may surrender the free withdrawal amount without incurring the Contingent Deferred Sales Charge. The free withdrawal amount for each Contract Year is equal to the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year; and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of surrender. Unused free withdrawal amounts do not carry over to the next Contract Year.

EXAMPLE: Assume that you make a single purchase payment of $10,000 into the Contract. The following illustrates the free withdrawal amount available under two hypothetical situations.

                           HYPOTHETICAL CONTRACT VALUE

                                                                                         10% OF
                                                                                      BEGINNING OF    MAXIMUM FREE
                                 AT BEGINNING      ON WITHDRAWAL                     YEAR CONTRACT     WITHDRAWAL
                               OF CONTRACT YEAR         DATE        CONTRACT GAIN        VALUE           AMOUNT
                               ----------------    -------------    -------------    -------------    ------------
Situation 1.................        $12,500           $14,000           $4,000           $1,250          $4,000
Situation 2.................        $11,000           $10,000           $    0           $1,100          $1,100




     We will attribute a surrender first to the free withdrawal amount. If you surrender an amount greater than the free withdrawal amount, we will attribute the excess to purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.

EXAMPLE: Assume that you make a $10,000 purchase payment into the Contract on 6/1/07 and you make another $10,000 purchase payment on 2/1/08. The following illustrates the Contingent Deferred Sales Charge that would apply on partial surrenders in two hypothetical situations.

                           HYPOTHETICAL CONTRACT VALUE

                                                                                         10% OF
                                                                                      BEGINNING OF    MAXIMUM FREE
                                 AT BEGINNING      ON WITHDRAWAL                     YEAR CONTRACT     WITHDRAWAL
                               OF CONTRACT YEAR         DATE        CONTRACT GAIN        VALUE           AMOUNT
                               ----------------    -------------    -------------    -------------    ------------
Situation 1: $7,000 partial
  surrender on 12/1/08......        $22,000           $25,000           $5,000           $2,200          $5,000

     The first $5,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $2,000 of the withdrawal from the oldest purchase payment (i.e. the 6/1/07 purchase payment). A 6% Contingent Deferred Sales Charge would apply to the $2,000, because the withdrawal would be taking place in the second year following the date of the purchase payment.

                           HYPOTHETICAL CONTRACT VALUE

                                                                                         10% OF
                                                                                      BEGINNING OF    MAXIMUM FREE
                                 AT BEGINNING      ON WITHDRAWAL                     YEAR CONTRACT     WITHDRAWAL
                               OF CONTRACT YEAR         DATE        CONTRACT GAIN        VALUE           AMOUNT
                               ----------------    -------------    -------------    -------------    ------------
Situation 2: $25,000
  surrender on 1/1/12.......        $30,000           $33,000          $13,000           $3,000          $13,000



     The first $13,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $12,000 of the withdrawal by withdrawing the $10,000 purchase payment made on 6/1/07 and $2,000 of the $10,000 purchase payment that you made on 2/1/08. The Contingent Deferred Sales Charge that would apply is: 3% x $10,000 + 4% x $2,000, or $380. The remaining amount of purchase payments that could be subject to the Contingent Deferred Sales Charge (assuming no further purchase payments were made) would be $8,000.


     Free withdrawal amounts do not reduce the total purchase payments that are potentially subject to the Contingent Deferred Sales Charge under your Contract.

     If your Contract Value is less than your total purchase payments potentially subject to a surrender charge due to a free withdrawal, negative investment performance or deduction of the Administration Contract Charge, we apply the Contingent Deferred Sales Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Contingent Deferred Sales Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

     Waiver of Contingent Deferred Sales Charge. No Contingent Deferred Sales Charge will apply:

     -- After 30 days from the time we issue your Contract if you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to surrender. We will base the portion of the Contingent Deferred Sales Charge which applies on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire. (See example in Appendix B.)

     -- If the amount of the Withdrawal Charge that would apply if not for this provision, (1) would constitute less than 0.50% of your Contract Value, and (2) you transfer your total Contract Value to certain eligible contracts issued by the Company or one of its affiliated companies.

     -- On full or partial surrenders if you, a joint owner, or Annuitant if the contract is not owned by an individual, become terminally ill (as defined in the Contract), have been confined to a nursing home for more than 90 continuous days, or are permanently and totally disabled (as defined in the Contract). This benefit is only available if you were not over age 65 when we issued the Contract, and may not be available in every state.

     -- If under the Spousal Continuation provision the Contract's Maturity Date is reset to a date that is less than seven years after the most recent purchase payment was made.


     -- On minimum distributions required by tax law. We currently waive the Withdrawal Charge on required minimum distributions from, or excess contributions to, Qualified Contracts (this exception applies only to amounts that are required to be distributed from this Contract). This waiver applies only if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. (See "Federal Income Tax Considerations--Taxation of Qualified Contracts.")

     We may also waive the Contingent Deferred Sales Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate.

PREMIUM TAX CHARGE

     Some states impose a premium tax liability on the date when annuity benefits commence. In those states, we may deduct the premium tax charge from the Contract Value on that date. Currently, South Dakota imposes a premium tax on annuity purchase payments received by insurance companies. We pay this tax when incurred, and recover this tax by imposing a premium tax charge on affected Contracts. We deduct the premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision). To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Annuitant when a surrender is made, annuity benefits commence or Death Proceeds are paid. We reserve the right to impose a premium tax charge when we incur a premium tax or at a later date.

     Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. See Appendix C for a list of premium tax rates.

     We also reserve the right to deduct from purchase payments, Contract Value, surrenders or annuity payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and annuity income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

OTHER EXPENSES

     An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectuses and Statements of Additional Information of the Eligible Funds describe these deductions and expenses.

                                ANNUITY PAYMENTS

ELECTION OF ANNUITY

     The annuity period begins at the Maturity Date (or earlier if you surrender the Contract) and provides for payments to be made to the Payee. You may apply your contract value to one of the payment options listed below (or a comparable fixed option). By the time the older of the Contract Owner or Annuitant reaches age 95 (age 90 or ten years after issue of your Contract in New York State), and if you do not either elect to extend the maturity date on the Contract, select a pay-out option or withdraw your entire Contract Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10-year guarantee.

     We base the Maturity Date of your Contract on the older of the Contract Owner(s) and the Annuitant. The Maturity Date is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If your Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. You may not change the Maturity Date to an earlier date.

     If you and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. We will reset the Maturity Date if necessary, based on the age of the older Contract Owner.

     You may not change the ownership of your Contract without our consent. If you change ownership, we may require a change in the Maturity Date, based on the new Contract Owner's age. We will base the new Maturity Date on the older of the new Contract Owner and the Annuitant. The new Maturity Date will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

     Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and the age and sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Variable Annuity Payments.")

     Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

     There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial surrender, or when death proceeds are payable. (Some options are not available for death proceeds.)

     For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

     You select an annuity payment option by written request to us at our Annuity Administrative Office and subject to any applicable Federal tax law restrictions.

     The Contract offers the variable annuity payment options listed below.

          Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

          Variable Life Income. We will make variable payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

          Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

          Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

     Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option. Any Contract value in the Fixed Account will be applied to provide fixed, not variable, payments.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.


----------
* It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.

     You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

     Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

     - The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     - The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

     - The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and federal tax law, which among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

     See the section entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" to find out whether a Contingent Deferred Sales Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

     We continue to assess the Mortality and Expense Risk Charge and the Administrative Asset Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which we bear no mortality risk.

AMOUNT OF VARIABLE ANNUITY PAYMENTS

     At the Maturity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, administration contract, and contingent deferred sales charges and by any outstanding loan plus accrued interest) is applied toward the purchase of annuity payments. We determine the amount of monthly variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

     The Fixed Account is not available under variable payment options. Additionally, during the Annuity Phase, the following subaccounts are currently not available: BlackRock Aggressive Growth, BlackRock Diversified, Clarion Global Real Estate, MetLife Aggressive Allocation, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, Oppenheimer Capital Appreciation, Oppenheimer Global Equity, PIMCO Inflation Protected Bond, SSgA Growth and Income ETF, SSgA Growth ETF, T. Rowe Price Large Cap Growth, and T. Rowe Price Small Cap Growth sub-accounts. Current annuity purchase rates may be changed by us periodically, and we will apply them prospectively on a non-discriminatory basis.

     We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

     When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

     For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

          1. Plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans");

          2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

          3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

          4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

          5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including federal employees ("Governmental Plans").

     An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously may have been available for use in TSA Plans funded by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with Section 401(k) plans.

     A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Considerations--Taxation of Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

     In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

     Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.

                        FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

     Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

     Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.

TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


     Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code.


     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



     Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     -- made on or after the taxpayer reaches age 59 1/2;

     -- made on or after the death of an Owner;

     -- attributable to the taxpayer's becoming disabled;

     -- made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

     -- under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

     Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

     In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

     The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that
(a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

     Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.

     At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract.

     Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

     The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.


     Partial Annuitization. Starting in 2011, if your Contract allows and you elect to apply less than the entire Contract Value to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser prior to electing partial annuitization of your Contract.


     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as page A-24 of this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

     Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

     Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


     Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (currently, $5,000 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE INTERNAL REVENUE SERVICE HAS APPROVED THE FORMS OF THE IRA AND SIMPLE IRA ENDORSEMENTS, WHEN USED WITH THE CONTRACT AND ITS RIDERS. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.


     SIMPLE IRA's permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $11,500 for 2011. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


     Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.

     Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties under new IRS regulations affecting 403(b) plans and arrangements.

     Under IRS regulations adopted in 2007, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

     In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

     Death Benefits. FOR CONTRACTS PURCHASED IN CONNECTION WITH QUALIFIED PLANS UNDER SECTION 401(a) OR TSA PLANS UNDER SECTION 403(b), CERTAIN DEATH BENEFITS COULD CONCEIVABLY BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN CERTAIN PENSION OR PROFIT-SHARING PLANS. BECAUSE THE DEATH BENEFIT IN CERTAIN CASES MAY EXCEED THIS LIMITATION, EMPLOYERS USING THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD CONSULT THEIR TAX ADVISER.

     Eligible Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

     Loans. IF YOUR QUALIFIED PLAN OR TSA PLAN CONTRACT PERMITS LOANS, THE AMOUNT OF SUCH LOANS, THE REPAYMENT TERMS AND THE TREATMENT OF DEFAULTS ARE SUBJECT TO LIMITATIONS AND RULES UNDER SECTION 72(p) OF THE CODE AND THE REGULATIONS THEREUNDER. THE TERMS OF YOUR LOAN WILL BE GOVERNED BY YOUR LOAN AGREEMENT AND THE REQUIREMENTS OF THE TAX LAW (AND ERISA, WHERE APPLICABLE). FAILURE TO SATISFY THESE REQUIREMENTS WILL RESULT IN ADVERSE TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER PRIOR TO APPLYING FOR A LOAN.


     Required Minimum Distributions ("RMDs"). Qualified Contracts (including Contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.


     Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

     The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.


     Suspension of Minimum Distribution Rules during 2009. For RMDs, following the death of the Owner or Annuitant of a Qualified Contract the five-year rule is applied without regard to calendar year 2009. For instance, for a Contract Owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.


     Other Tax Issues. Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

     Tax Credits and Deductions. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

     Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

     -- The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     -- The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

     -- The possibility that the exercise of the commutation feature could adversely affect the amount excluded from Federal income tax under any annuity payments made after such commutation.

     See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


     Puerto Rico Tax Considerations. The Puerto Rico Internal Revenue Code of 2011 (the ''2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto

Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                                  VOTING RIGHTS

     We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

     Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a sub-account and the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which we have received voting instructions.

     We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

     The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.

                          DISTRIBUTION OF THE CONTRACTS

     We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Contracts. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Certain of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Expense Table" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.55% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Contract.

     Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Contract over similar products issued by non-affiliates.

     With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force.

     Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.

     Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above.

     Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

     Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

     The commissions payable for Contract sales by selling firms will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

     We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc., MetLife Investors Distribution Company, Walnut Street Securities, Inc. and Tower Square Securities, Inc.. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

                                THE FIXED ACCOUNT

     The contract has a Fixed Account option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a variable annuity contract, allowing you to protect principal and earn a guaranteed rate of interest.

     Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate required by your state. (Special rules apply to loan repayments. See the Statement of Additional Information.) We are not obligated to credit interest at a higher rate, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily.

     Any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12 month period. At the end of each succeeding 12 month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

     A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, and, for Contracts under which Contract loans are available, any of its Contract Value held in the Company's general account (but outside the Fixed Account) which is the result of a Contract loan.

     Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. Amounts you withdraw from the Fixed Account due to a Contract loan will be on a "last-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as are in the Variable Account regarding surrenders and partial surrenders. Special limits, however, apply to transfers involving the Fixed Account (see below).

     Unless you request otherwise, any partial surrender you make will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account, proportionately. In addition, if any portion of your Contract loan comes from Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account.

     We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which you made deposits into the Fixed Account. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. We reserve the right to restrict purchase payments and transfers to the Fixed Account. See the Statement of Additional Information.

     We will deduct the annual Administration Contract Charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

     For more information on the Fixed Account please refer to the Statement of Additional Information.

                       INVESTMENT PERFORMANCE INFORMATION

     We may advertise or include in sales literature (i) current and effective yields for the sub-accounts; (ii) total returns for the sub-accounts, (iii) non-standard returns for the sub-accounts and (iv) historical and hypothetical illustrations of the growth and value of a purchase payment or payments invested in the sub-accounts for a specified period. Total returns for the sub-accounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a sub-account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELDS

     The current yield of the BlackRock Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified 7-day period. The current yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

     The yield of a Sub-Account (besides the State Street Research Money Market Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

STANDARD RETURN

     The total return of a sub-account refers to return quotations assuming an investment under a Contract has been held in the sub-account for the stated times. Average annual total return of a sub-account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a sub-account for the specified period. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the sub-account, including any Contingent Deferred Sales Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the sub-account if any of those periods are not available.

NON-STANDARD RETURN

     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions may not include the Contingent Deferred Sales Charge. We may from time to time disclose average annual total return for non-standard periods and cumulative total return for a sub-account. Non-standard performance will be accompanied by standard performance.

     We may also illustrate what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and Surrender Value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration. Surrender Value reflects the deduction of any Contingent Deferred Sales Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and Surrender Value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or Surrender Value at the beginning and at the end of each year and dividing it by the beginning Contract Value or Surrender Value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or Surrender Value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

     We may show the percent change in accumulation unit value and annual effective rate of return of a subaccount. Accumulation unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Contract Administration Fee. The percent change in accumulation unit value is calculated by dividing the difference in accumulation unit values at the beginning and end of the period by the beginning accumulation unit value.

See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return.

     We may present illustrations for a hypothetical Contract assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

     We may also illustrate growth and value of a specified purchase payment or payments in the same manner as described above based on hypothetical returns.

OTHER PERFORMANCE

     In advertising and sales literature, we may compare the performance of each sub-account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the sub-accounts. Advertising and sales literature may also show the performance rankings of the sub-accounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS") or may compare to the performance of a sub-account to that of a widely used index, such as Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

     It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.

                              FINANCIAL STATEMENTS

     Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, New York 10036, telephoning 1-800-356-5015 or visiting our website at www.nef.com.

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                         CONDENSED FINANCIAL INFORMATION

     Set forth below are accumulation unit values through December 31, 2009 for each Sub-Account of the New England Variable Annuity Separate Account.



                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008......................     10.008465          7.011667               29
  01/01/2009 to 12/31/2009......................      7.011667          8.941853               86
  01/01/2010 to 12/31/2010......................      8.941853          9.889880               79
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008......................      9.998466          6.359814                8
  01/01/2009 to 12/31/2009......................      6.359814          8.406163                7
  01/01/2010 to 12/31/2010......................      8.406163          9.407014                7
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008......................     10.018465          7.685380               24
  01/01/2009 to 12/31/2009......................      7.685380          9.351642               45
  01/01/2010 to 12/31/2010......................      9.351642         10.135248               86
Artio International Stock Sub-Account (formerly
  Julius Baer International Stock Sub-Account
  previously FI International Stock Sub-Account
  and before that, Putnam International Stock
  Sub-Account)
  04/19/1995 to 12/31/1995......................      1.216847          1.262652                0
  01/01/1996 to 12/31/1996......................      1.262652          1.327000                0
  01/01/1997 to 12/31/1997......................      1.327000          1.291549                0
  01/01/1998 to 12/31/1998......................      1.291549          1.366233            1,839
  01/01/1999 to 12/31/1999......................      1.366233          1.678854           11,985
  01/01/2000 to 12/31/2000......................      1.678854          1.486746           33,579
  01/01/2001 to 12/31/2001......................      1.486746          1.164077           35,940
  01/01/2002 to 12/31/2002......................      1.164077          0.947057           31,640
  01/01/2003 to 12/31/2003......................      0.947057          1.195786           27,079
  01/01/2004 to 12/31/2004......................      1.195786          1.393648           23,524
  01/01/2005 to 12/31/2005......................      1.393648          1.621749           19,825
  01/01/2006 to 12/31/2006......................      1.621749          1.862971           16,415
  01/01/2007 to 12/31/2007......................      1.862971          2.026673           12,299
  01/01/2008 to 12/31/2008......................      2.026673          1.116569            8,685
  01/01/2009 to 12/31/2009......................      1.116569          1.345138            6,866
  01/01/2010 to 12/31/2010......................      1.345138          1.422100            5,890

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Barclays Capital Aggregate Bond Index Sub-
  Account
  01/22/2001 to 12/31/2001......................      1.075873          1.128870            8,293
  01/01/2002 to 12/31/2002......................      1.128870          1.223843           12,899
  01/01/2003 to 12/31/2003......................      1.223843          1.247632           12,423
  01/01/2004 to 12/31/2004......................      1.247632          1.277533           10,899
  01/01/2005 to 12/31/2005......................      1.277533          1.283163            9,652
  01/01/2006 to 12/31/2006......................      1.283163          1.313620            7,749
  01/01/2007 to 12/31/2007......................      1.313620          1.381538            6,323
  01/01/2008 to 12/31/2008......................      1.381538          1.438987            3,549
  01/01/2009 to 12/31/2009......................      1.438987          1.489643            2,799
  01/01/2010 to 12/31/2010......................      1.489643          1.552567            2,211
BlackRock Aggressive Growth Sub-Account
  05/01/2004 to 12/31/2004......................     33.567147         37.215656                1
  01/01/2005 to 12/31/2005......................     37.215656         40.528355                3
  01/01/2006 to 12/31/2006......................     40.528355         42.551290                3
  01/01/2007 to 12/31/2007......................     42.551290         50.447102                7
  01/01/2008 to 12/31/2008......................     50.447102         26.941035                7
  01/01/2009 to 12/31/2009......................     26.941035         39.600328                7
  01/01/2010 to 12/31/2010......................     39.600328         44.905265                5
BlackRock Bond Income Sub-Account
  04/19/1995 to 12/31/1995......................      2.684861          3.018347                0
  01/01/1996 to 12/31/1996......................      3.018347          3.113250                0
  01/01/1997 to 12/31/1997......................      3.113250          3.404265                0
  01/01/1998 to 12/31/1998......................      3.404265          3.660529            2,055
  01/01/1999 to 12/31/1999......................      3.660529          3.592823           10,828
  01/01/2000 to 12/31/2000......................      3.592823          3.831633           14,739
  01/01/2001 to 12/31/2001......................      3.831633          4.110820           19,958
  01/01/2002 to 12/31/2002......................      4.110820          4.396277           19,912
  01/01/2003 to 12/31/2003......................      4.396277          4.588908           16,117
  01/01/2004 to 12/31/2004......................      4.588908          4.725484           13,186
  01/01/2005 to 12/31/2005......................      4.725484          4.772425           11,543
  01/01/2006 to 12/31/2006......................      4.772425          4.913914            9,252
  01/01/2007 to 12/31/2007......................      4.913914          5.150240            6,928
  01/01/2008 to 12/31/2008......................      5.150240          4.904357            4,352
  01/01/2009 to 12/31/2009......................      4.904357          5.294063            3,281
  01/01/2010 to 12/31/2010......................      5.294063          5.655715            2,710

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
BlackRock Diversified Sub-Account
  05/01/2004 to 12/31/2004......................     35.331647         38.120554                7
  01/01/2005 to 12/31/2005......................     38.120554         38.651758                8
  01/01/2006 to 12/31/2006......................     38.651758         42.021096                9
  01/01/2007 to 12/31/2007......................     42.021096         43.761019                9
  01/01/2008 to 12/31/2008......................     43.761019         32.378238                5
  01/01/2009 to 12/31/2009......................     32.378238         37.356213                3
  01/01/2010 to 12/31/2010......................     37.356213         40.268226                2
BlackRock Large Cap Core Sub-Account (Class B)
  04/30/2007 to 12/31/2007......................      7.880141          7.947782              148
  01/01/2008 to 12/31/2008......................      7.947782          4.913150               96
  01/01/2009 to 12/31/2009......................      4.913150          5.774892               89
  01/01/2010 to 12/31/2010......................      5.774892          6.403896               77
BlackRock Large Cap Core Sub-Account
  05/01/2001 to 12/31/2001......................      7.438037          6.523987              194
  01/01/2002 to 12/31/2002......................      6.523987          4.742371              293
  01/01/2003 to 12/31/2003......................      4.742371          6.075046              292
  01/01/2004 to 12/31/2004......................      6.075046          6.625220              265
  01/01/2005 to 12/31/2005......................      6.625220          6.750063              220
  01/01/2006 to 12/31/2006......................      6.750063          7.577311              177
  01/01/2007 to 04/27/2007......................      7.577311          7.946557                0
BlackRock Large Cap Value Sub-Account
  05/01/2002 to 12/31/2002......................      1.000000          0.792409              201
  01/01/2003 to 12/31/2003......................      0.792409          1.058093              743
  01/01/2004 to 12/31/2004......................      1.058093          1.182333            1,200
  01/01/2005 to 12/31/2005......................      1.182333          1.232291            1,125
  01/01/2006 to 12/31/2006......................      1.232291          1.448572            1,257
  01/01/2007 to 12/31/2007......................      1.448572          1.475061            1,273
  01/01/2008 to 12/31/2008......................      1.475061          0.944857              850
  01/01/2009 to 12/31/2009......................      0.944857          1.035857              712
  01/01/2010 to 12/31/2010......................      1.035857          1.113422              614

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
BlackRock Legacy Large Cap Growth Sub-Account
  04/19/1995 to 12/31/1995......................      1.091176          1.401562                0
  01/01/1996 to 12/31/1996......................      1.401562          1.563978                0
  01/01/1997 to 12/31/1997......................      1.563978          1.937505                0
  01/01/1998 to 12/31/1998......................      1.937505          2.823513            4,586
  01/01/1999 to 12/31/1999......................      2.823513          3.734589           35,476
  01/01/2000 to 12/31/2000......................      3.734589          3.178881           64,981
  01/01/2001 to 12/31/2001......................      3.178881          2.757580           64,873
  01/01/2002 to 12/31/2002......................      2.757580          1.817138           52,142
  01/01/2003 to 12/31/2003......................      1.817138          2.421756           44,305
  01/01/2004 to 12/31/2004......................      2.421756          2.598485           37,765
  01/01/2005 to 12/31/2005......................      2.598485          2.741932           30,881
  01/01/2006 to 12/31/2006......................      2.741932          2.815594           24,947
  01/01/2007 to 12/31/2007......................      2.815594          3.295834           19,000
  01/01/2008 to 12/31/2008......................      3.295834          2.063421           14,251
  01/01/2009 to 12/31/2009......................      2.063421          2.783308           11,689
  01/01/2010 to 12/31/2010......................      2.783308          3.288619           10,022
BlackRock Legacy Large Cap Growth Sub-Account
  (Class A)(10) (formerly FI Large Cap
  SubAccount)
  05/01/2006 to 12/31/2006......................     17.091180         17.290064                1
  01/01/2007 to 12/31/2007......................     17.290064         17.683059                2
  01/01/2008 to 12/31/2008......................     17.683059          9.598675                2
  01/01/2009 to 05/01/2009......................      9.598675         10.017096                0
BlackRock Money Market Sub-Account
  04/19/1995 to 12/31/1995......................      1.824171          1.877438                0
  01/01/1996 to 12/31/1996......................      1.877438          1.946086                0
  01/01/1997 to 12/31/1997......................      1.946086          2.021482                0
  01/01/1998 to 12/31/1998......................      2.021482          2.098320            3,737
  01/01/1999 to 12/31/1999......................      2.098320          2.171899           21,356
  01/01/2000 to 12/31/2000......................      2.171899          2.275063           23,796
  01/01/2001 to 12/31/2001......................      2.275063          2.331985           34,100
  01/01/2002 to 12/31/2002......................      2.331985          2.332168           31,377
  01/01/2003 to 12/31/2003......................      2.332168          2.318287           19,901
  01/01/2004 to 12/31/2004......................      2.318287          2.308499           13,139
  01/01/2005 to 12/31/2005......................      2.308499          2.342362           10,767
  01/01/2006 to 12/31/2006......................      2.342362          2.421031            9,479
  01/01/2007 to 12/31/2007......................      2.421031          2.508405            8,853
  01/01/2008 to 12/31/2008......................      2.508405          2.544015            7,147
  01/01/2009 to 12/31/2009......................      2.544015          2.519198            4,698
  01/01/2010 to 12/31/2010......................      2.519198          2.484438            3,301

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Clarion Global Real Estate Sub-Account
  05/01/2004 to 12/31/2004......................      9.998849         12.833645              157
  01/01/2005 to 12/31/2005......................     12.833645         14.337160              303
  01/01/2006 to 12/31/2006......................     14.337160         19.451786              362
  01/01/2007 to 12/31/2007......................     19.451786         16.301648              265
  01/01/2008 to 12/31/2008......................     16.301648          9.375546              177
  01/01/2009 to 12/31/2009......................      9.375546         12.456502              136
  01/01/2010 to 12/31/2010......................     12.456502         14.261852              113
Davis Venture Value Sub-Account
  04/19/1995 to 12/31/1995......................      1.071349          1.322415                0
  01/01/1996 to 12/31/1996......................      1.322415          1.640833                0
  01/01/1997 to 12/31/1997......................      1.640833          2.160040                0
  01/01/1998 to 12/31/1998......................      2.160040          2.437055            4,389
  01/01/1999 to 12/31/1999......................      2.437055          2.824171           33,707
  01/01/2000 to 12/31/2000......................      2.824171          3.049260           62,769
  01/01/2001 to 12/31/2001......................      3.049260          2.671524           69,236
  01/01/2002 to 12/31/2002......................      2.671524          2.203059           59,451
  01/01/2003 to 12/31/2003......................      2.203059          2.843065           52,463
  01/01/2004 to 12/31/2004......................      2.843065          3.150202           47,447
  01/01/2005 to 12/31/2005......................      3.150202          3.426424           41,613
  01/01/2006 to 12/31/2006......................      3.426424          3.871576           34,223
  01/01/2007 to 12/31/2007......................      3.871576          3.992217           26,063
  01/01/2008 to 12/31/2008......................      3.992217          2.387519           18,335
  01/01/2009 to 12/31/2009......................      2.387519          3.107408           14,381
  01/01/2010 to 12/31/2010......................      3.107408          3.431928           11,930

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
FI Value Leaders Sub-Account
  04/19/1995 to 12/31/1995......................      1.191883          1.483784                0
  01/01/1996 to 12/31/1996......................      1.483784          1.727747                0
  01/01/1997 to 12/31/1997......................      1.727747          2.274012                0
  01/01/1998 to 12/31/1998......................      2.274012          2.790691            4,235
  01/01/1999 to 12/31/1999......................      2.790691          3.009259           27,575
  01/01/2000 to 12/31/2000......................      3.009259          2.814682           36,472
  01/01/2001 to 12/31/2001......................      2.814682          2.388804           33,975
  01/01/2002 to 12/31/2002......................      2.388804          1.897133           25,944
  01/01/2003 to 12/31/2003......................      1.897133          2.374350           21,952
  01/01/2004 to 12/31/2004......................      2.374350          2.662638           18,571
  01/01/2005 to 12/31/2005......................      2.662638          2.906550           15,837
  01/01/2006 to 12/31/2006......................      2.906550          3.208220           12,711
  01/01/2007 to 12/31/2007......................      3.208220          3.296202            9,360
  01/01/2008 to 12/31/2008......................      3.296202          1.984320            6,867
  01/01/2009 to 12/31/2009......................      1.984320          2.384182            5,253
  01/01/2010 to 12/31/2010......................      2.384182          2.693440            4,469
Harris Oakmark International Sub-Account
  05/01/2002 to 12/31/2002......................      1.059613          0.883774               28
  01/01/2003 to 12/31/2003......................      0.883774          1.177828            1,735
  01/01/2004 to 12/31/2004......................      1.177828          1.401690            3,988
  01/01/2005 to 12/31/2005......................      1.401690          1.579557            5,834
  01/01/2006 to 12/31/2006......................      1.579557          2.009147            6,239
  01/01/2007 to 12/31/2007......................      2.009147          1.961255            5,357
  01/01/2008 to 12/31/2008......................      1.961255          1.144360            3,327
  01/01/2009 to 12/31/2009......................      1.144360          1.752111            2,519
  01/01/2010 to 12/31/2010......................      1.752111          2.012946            2,104
Invesco Small Cap Growth Sub-Account(11)
  (previously Met/AIM Small Cap Growth Sub-
  Account)
  05/01/2002 to 12/31/2002......................      1.122185          0.847295              338
  01/01/2003 to 12/31/2003......................      0.847295          1.160250              589
  01/01/2004 to 12/31/2004......................      1.160250          1.217670              632
  01/01/2005 to 12/31/2005......................      1.217670          1.300044              474
  01/01/2006 to 12/31/2006......................      1.300044          1.463841              374
  01/01/2007 to 12/31/2007......................      1.463841          1.603183              277
  01/01/2008 to 12/31/2008......................      1.603183          0.968590              167
  01/01/2009 to 12/31/2009......................      0.968590          1.278146              149
  01/01/2010 to 12/31/2010......................      1.278146          1.590394              120

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007......................    145.834124        178.900463                4
  01/01/2008 to 12/31/2008......................    178.900463        102.320777                7
  01/01/2009 to 12/31/2009......................    102.320777        144.137883                7
  01/01/2010 to 12/31/2010......................    144.137883        155.491489                6
Jennison Growth Sub-Account(6) (formerly
  Met/Putnam Voyager Sub-Account)
  05/01/2000 to 12/31/2000......................      1.000000          0.723242           14,013
  01/01/2001 to 12/31/2001......................      0.723242          0.493305           24,115
  01/01/2002 to 12/31/2002......................      0.493305          0.345800           20,078
  01/01/2003 to 12/31/2003......................      0.345800          0.429335           16,954
  01/01/2004 to 12/31/2004......................      0.429335          0.444439           14,855
  01/01/2005 to 04/30/2005......................      0.444439          0.409004           13,940
Jennison Growth Sub-Account
  05/01/2005 to 12/31/2005......................      0.410164          0.493718           11,862
  01/01/2006 to 12/31/2006......................      0.493718          0.500291           10,627
  01/01/2007 to 12/31/2007......................      0.500291          0.550886            8,389
  01/01/2008 to 12/31/2008......................      0.550886          0.345330            5,606
  01/01/2009 to 12/31/2009......................      0.345330          0.476704            4,336
  01/01/2010 to 12/31/2010......................      0.476704          0.524739            3,563
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002......................      1.139697          0.966588              236
  01/01/2003 to 12/31/2003......................      0.966588          1.202639              924
  01/01/2004 to 12/31/2004......................      1.202639          1.356668            1,247
  01/01/2005 to 12/31/2005......................      1.356668          1.445673            1,127
  01/01/2006 to 12/31/2006......................      1.445673          1.634840              987
  01/01/2007 to 12/31/2007......................      1.634840          1.568297            1,099
  01/01/2008 to 12/31/2008......................      1.568297          0.954133              644
  01/01/2009 to 12/31/2009......................      0.954133          1.286747              454
  01/01/2010 to 12/31/2010......................      1.286747          1.558919              360

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Legg Mason ClearBridge Aggressive Growth
  Portfolio Sub-Account (Formerly Legg Mason
  Partners Aggressive Growth Sub-Account(8)
  (formerly Legg Mason Aggressive Growth Sub-
  Account which was formerly Janus Aggressive
  Growth Sub-Account, and before that, Janus
  Growth Sub-Account))
  05/01/2001 to 12/31/2001......................      1.000000          0.774690            1,526
  01/01/2002 to 12/31/2002......................      0.774690          0.528474            2,459
  01/01/2003 to 12/31/2003......................      0.528474          0.676949            2,772
  01/01/2004 to 12/31/2004......................      0.676949          0.723856            2,154
  01/01/2005 to 12/31/2005......................      0.723856          0.810729            1,969
  01/01/2006 to 12/31/2006......................      0.810729          0.785591            2,029
  01/01/2007 to 12/31/2007......................      0.785591          0.792170            1,706
  01/01/2008 to 12/31/2008......................      0.792170          0.476078            1,035
  01/01/2009 to 12/31/2009......................      0.476078          0.624201              653
  01/01/2010 to 12/31/2010......................      0.624201          0.761942              564
Legg Mason Value Equity Sub-Account(2) (formerly
  MFS(R) Investors Trust Sub-Account and, before
  that, MFS(R) Research Managers Sub-Account)
  07/01/1999 to 12/31/1999......................      1.058483          1.186801            3,133
  01/01/2000 to 12/31/2000......................      1.186801          1.127801           27,930
  01/01/2001 to 12/31/2001......................      1.127801          0.879018           25,931
  01/01/2002 to 12/31/2002......................      0.879018          0.657745           20,614
  01/01/2003 to 12/31/2003......................      0.657745          0.804929           17,364
  01/01/2004 to 04/30/2004......................      0.804929          0.820243           16,639
Legg Mason Value Equity Sub-Account(7) (formerly
  MFS(R) Investors Trust Sub-Account)
  07/01/1999 to 12/31/1999......................      1.025560          1.018894            3,629
  01/01/2000 to 12/31/2000......................      1.018894          1.003305           11,237
  01/01/2001 to 12/31/2001......................      1.003305          0.831666           14,716
  01/01/2002 to 12/31/2002......................      0.831666          0.654341           12,644
  01/01/2003 to 12/31/2003......................      0.654341          0.786220           11,517
  01/01/2004 to 12/31/2004......................      0.786220          0.863409           25,236
  01/01/2005 to 12/31/2005......................      0.863409          0.913333           21,232
  01/01/2006 to 04/30/2006......................      0.913333          0.956292                0
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006......................      0.951421          1.021357           17,464
  01/01/2007 to 12/31/2007......................      1.021357          0.949456           13,109
  01/01/2008 to 12/31/2008......................      0.949456          0.426633            9,152
  01/01/2009 to 12/31/2009......................      0.426633          0.579674            7,574
  01/01/2010 to 12/31/2010......................      0.579674          0.616487            5,960

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Loomis Sayles Small Cap Core Sub-Account(13)
  (formerly Loomis Sayles Small Cap Sub-Account)
  04/19/1995 to 12/31/1995......................      1.009980          1.218215                0
  01/01/1996 to 12/31/1996......................      1.218215          1.569712                0
  01/01/1997 to 12/31/1997......................      1.569712          1.932590                0
  01/01/1998 to 12/31/1998......................      1.932590          1.873409            2,233
  01/01/1999 to 12/31/1999......................      1.873409          2.433952           11,469
  01/01/2000 to 12/31/2000......................      2.433952          2.526234           33,563
  01/01/2001 to 12/31/2001......................      2.526234          2.271012           32,465
  01/01/2002 to 12/31/2002......................      2.271012          1.756676           26,586
  01/01/2003 to 12/31/2003......................      1.756676          2.363985           23,367
  01/01/2004 to 12/31/2004......................      2.363985          2.713014           20,795
  01/01/2005 to 12/31/2005......................      2.713014          2.860717           17,787
  01/01/2006 to 12/31/2006......................      2.860717          3.291587           14,821
  01/01/2007 to 12/31/2007......................      3.291587          3.631869           11,342
  01/01/2008 to 12/31/2008......................      3.631869          2.295687            8,124
  01/01/2009 to 12/31/2009......................      2.295687          2.948533            6,391
  01/01/2010 to 12/31/2010......................      2.948533          3.707921            5,417
Loomis Sayles Small Cap Growth Sub-Account(14)
  (formerly Franklin Templeton Small Cap Growth
  Sub-Account)
  05/01/2001 to 12/31/2001......................      1.000000          0.879708            2,544
  01/01/2002 to 12/31/2002......................      0.879708          0.624213            3,560
  01/01/2003 to 12/31/2003......................      0.624213          0.890094            4,407
  01/01/2004 to 12/31/2004......................      0.890094          0.975527            3,986
  01/01/2005 to 12/31/2005......................      0.975527          1.004244            3,426
  01/01/2006 to 12/31/2006......................      1.004244          1.086578            2,817
  01/01/2007 to 12/31/2007......................      1.086578          1.117621            2,209
  01/01/2008 to 12/31/2008......................      1.117621          0.646788            1,444
  01/01/2009 to 12/31/2009......................      0.646788          0.827069            1,133
  01/01/2010 to 12/31/2010......................      0.827069          1.071239              965
Lord Abbett Bond Debenture Sub-Account
  05/01/2001 to 12/31/2001......................      1.385968          1.370827            1,573
  01/01/2002 to 12/31/2002......................      1.370827          1.344019            3,429
  01/01/2003 to 12/31/2003......................      1.344019          1.579255            6,199
  01/01/2004 to 12/31/2004......................      1.579255          1.684418            6,610
  01/01/2005 to 12/31/2005......................      1.684418          1.685870            6,106
  01/01/2006 to 12/31/2006......................      1.685870          1.814575            5,469
  01/01/2007 to 12/31/2007......................      1.814575          1.906408            4,374
  01/01/2008 to 12/31/2008......................      1.906408          1.530120            2,927
  01/01/2009 to 12/31/2009......................      1.530120          2.063699            2,248
  01/01/2010 to 12/31/2010......................      2.063699          2.298871            1,846

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Met/Artisan Mid Cap Value Sub-Account
  04/19/1995 to 12/31/1995......................      1.200515          1.436949                0
  01/01/1996 to 12/31/1996......................      1.436949          1.666295                0
  01/01/1997 to 12/31/1997......................      1.666295          1.927771                0
  01/01/1998 to 12/31/1998......................      1.927771          1.797180            1,480
  01/01/1999 to 12/31/1999......................      1.797180          1.778414            6,534
  01/01/2000 to 12/31/2000......................      1.778414          2.112113           12,974
  01/01/2001 to 12/31/2001......................      2.112113          2.661135           27,260
  01/01/2002 to 12/31/2002......................      2.661135          2.392241           28,648
  01/01/2003 to 12/31/2003......................      2.392241          3.129369           27,596
  01/01/2004 to 12/31/2004......................      3.129369          3.392259           25,281
  01/01/2005 to 12/31/2005......................      3.392259          3.679117           22,038
  01/01/2006 to 12/31/2006......................      3.679117          4.079937           17,220
  01/01/2007 to 12/31/2007......................      4.079937          3.747804           12,873
  01/01/2008 to 12/31/2008......................      3.747804          1.995337            8,451
  01/01/2009 to 12/31/2009......................      1.995337          2.785395            6,349
  01/01/2010 to 12/31/2010......................      2.785395          3.159883            5,212
MFS(R) Research International Sub-Account
  05/01/2001 to 12/31/2001......................      0.972176          0.847826              634
  01/01/2002 to 12/31/2002......................      0.847826          0.737353            1,416
  01/01/2003 to 12/31/2003......................      0.737353          0.960139            2,008
  01/01/2004 to 12/31/2004......................      0.960139          1.131941            2,711
  01/01/2005 to 12/31/2005......................      1.131941          1.299562            2,955
  01/01/2006 to 12/31/2006......................      1.299562          1.621968            2,926
  01/01/2007 to 12/31/2007......................      1.621968          1.811865            2,699
  01/01/2008 to 12/31/2008......................      1.811865          1.029700            2,232
  01/01/2009 to 12/31/2009......................      1.029700          1.335902            2,100
  01/01/2010 to 12/31/2010......................      1.335902          1.467576            1,788
MFS(R) Total Return Sub-Account(1) (formerly
  Balance Sub-Account)
  04/19/1995 to 12/31/1995......................      1.073395          1.226569                0
  01/01/1996 to 12/31/1996......................      1.226569          1.413947                0
  01/01/1997 to 12/31/1997......................      1.413947          1.619885                0
  01/01/1998 to 12/31/1998......................      1.619885          1.742881            4,075
  01/01/1999 to 12/31/1999......................      1.742881          1.631646           21,661
  01/01/2000 to 12/31/2000......................      1.631646          1.578230           27,155
  01/01/2001 to 12/31/2001......................      1.578230          1.486939           30,533
  01/01/2002 to 12/31/2002......................      1.486939          1.267704           25,819
  01/01/2003 to 12/31/2003......................      1.267704          1.497025           22,345
  01/01/2004 to 04/30/2004......................      1.497025          1.484675           22,170

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
MFS(R) Total Return Sub-Account (Class E)
  05/01/2004 to 12/31/2004......................     37.796838         41.125167              830
  01/01/2005 to 12/31/2005......................     41.125167         41.752266              756
  01/01/2006 to 12/31/2006......................     41.752266         46.129129              610
  01/01/2007 to 12/31/2007......................     46.129129         47.405000              484
  01/01/2008 to 12/31/2008......................     47.405000         36.335764              325
  01/01/2009 to 12/31/2009......................     36.335764         42.430054              255
  01/01/2010 to 12/31/2010......................     42.430054         45.990299              231
MFS(R) Value Sub-Account (Class E)
  05/01/2002 to 12/31/2002......................      1.184038          0.971158              971
  01/01/2003 to 12/31/2003......................      0.971158          1.200332            2,710
  01/01/2004 to 12/31/2004......................      1.200332          1.317239            3,366
  01/01/2005 to 12/31/2005......................      1.317239          1.278940            3,249
  01/01/2006 to 12/31/2006......................      1.278940          1.487377            2,491
  01/01/2007 to 12/31/2007......................      1.487377          1.408970            1,934
  01/01/2008 to 12/31/2008......................      1.408970          0.922356            1,457
  01/01/2009 to 12/31/2009......................      0.922356          1.097541            1,318
  01/01/2010 to 12/31/2010......................      1.097541          1.204083            1,208
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008......................      9.998466          7.986381               10
  01/01/2009 to 12/31/2009......................      7.986381         10.066938               19
  01/01/2010 to 12/31/2010......................     10.066938         11.100437               15
Met/Franklin Mutual Shares Sub-Account (Class C)
  04/28/2008 to 12/31/2008......................      9.998466          6.600141                2
  01/01/2009 to 12/31/2009......................      6.600141          8.127948                0
  01/01/2010 to 12/31/2010......................      8.127948          8.898507                2
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008......................      9.998466          7.033638                8
  01/01/2009 to 12/31/2009......................      7.033638          8.916144                5
  01/01/2010 to 12/31/2010......................      8.916144          9.675478                0
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008......................      9.998466          6.569280                0
  01/01/2009 to 12/31/2009......................      6.569280          8.591113                0
  01/01/2010 to 12/31/2010......................      8.591113          9.120547                1

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
MetLife Mid Cap Stock Index Sub-Account
  01/22/2001 to 12/31/2001......................      1.048504          1.029834            2,498
  01/01/2002 to 12/31/2002......................      1.029834          0.862080            3,847
  01/01/2003 to 12/31/2003......................      0.862080          1.143806            3,963
  01/01/2004 to 12/31/2004......................      1.143806          1.305167            3,906
  01/01/2005 to 12/31/2005......................      1.305167          1.441790            3,514
  01/01/2006 to 12/31/2006......................      1.441790          1.561502            3,029
  01/01/2007 to 12/31/2007......................      1.561502          1.655410            2,563
  01/01/2008 to 12/31/2008......................      1.655410          1.038507            1,769
  01/01/2009 to 12/31/2009......................      1.038507          1.400680            1,372
  01/01/2010 to 12/31/2010......................      1.400680          1.740267            1,024
MetLife Stock Index Sub-Account
  01/22/2001 to 12/31/2001......................      3.886024          3.507534            2,487
  01/01/2002 to 12/31/2002......................      3.507534          2.679940            3,307
  01/01/2003 to 12/31/2003......................      2.679940          3.379282            3,488
  01/01/2004 to 12/31/2004......................      3.379282          3.674694            3,499
  01/01/2005 to 12/31/2005......................      3.674694          3.782314            2,915
  01/01/2006 to 12/31/2006......................      3.782314          4.296293            2,535
  01/01/2007 to 12/31/2007......................      4.296293          4.446986            2,159
  01/01/2008 to 12/31/2008......................      4.446986          2.751136            1,363
  01/01/2009 to 12/31/2009......................      2.751136          3.416085            1,467
  01/01/2010 to 12/31/2010......................      3.416085          3.856741            1,337
Morgan Stanley EAFE(R) Index Sub-Account
  01/22/2001 to 12/31/2001......................      1.101046          0.851563            2,862
  01/01/2002 to 12/31/2002......................      0.851563          0.698977            3,813
  01/01/2003 to 12/31/2003......................      0.698977          0.945675            4,248
  01/01/2004 to 12/31/2004......................      0.945675          1.112204            5,083
  01/01/2005 to 12/31/2005......................      1.112204          1.238623            5,075
  01/01/2006 to 12/31/2006......................      1.238623          1.532261            4,683
  01/01/2007 to 12/31/2007......................      1.532261          1.669792            3,983
  01/01/2008 to 12/31/2008......................      1.669792          0.951685            2,762
  01/01/2009 to 12/31/2009......................      0.951685          1.203926            2,292
  01/01/2010 to 12/31/2010......................      1.203926          1.281139            2,027
Morgan Stanley Mid Cap Growth Sub-Account
  05/03/2010 to 12/31/2010......................      1.287418          1.495226              902
Morgan Stanley Mid Cap Growth Sub-Account(12)
  (previously FI Mid Cap Opportunities Sub-
  Account(4))
  05/01/2002 to 12/31/2002......................      1.000000          0.810364               58
  01/01/2003 to 12/31/2003......................      0.810364          1.135435              779
  01/01/2004 to 04/30/2004......................      1.135435          1.125155              955

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Morgan Stanley Mid Cap Growth Sub-Account(12)
  (previously FI Mid Cap Opportunities Sub-
  Account(3) and before that Janus Mid Cap Sub-
  Account)
  01/22/2001 to 12/31/2001......................      2.594089          1.548625            4,996
  01/01/2002 to 12/31/2002......................      1.548625          1.081569            4,088
  01/01/2003 to 12/31/2003......................      1.081569          1.432110            3,213
  01/01/2004 to 12/31/2004......................      1.432110          1.649774            3,281
  01/01/2005 to 12/31/2005......................      1.649774          1.735305            2,809
  01/01/2006 to 12/31/2006......................      1.735305          1.909037            2,493
  01/01/2007 to 12/31/2007......................      1.909037          2.035026            2,091
  01/01/2008 to 12/31/2008......................      2.035026          0.894315            1,534
  01/01/2009 to 12/31/2009......................      0.894315          1.177598            1,196
  01/01/2010 to 04/30/2010......................      1.177598          1.274520                0
Neuberger Berman Genesis Sub-Account(13)
  (previously BlackRock Strategic Value Sub-
  Account)
  01/22/2001 to 12/31/2001......................      1.233728          1.399874           16,044
  01/01/2002 to 12/31/2002......................      1.399874          1.086108           21,052
  01/01/2003 to 12/31/2003......................      1.086108          1.608012           21,923
  01/01/2004 to 12/31/2004......................      1.608012          1.828885           21,043
  01/01/2005 to 12/31/2005......................      1.828885          1.878440           17,739
  01/01/2006 to 12/31/2006......................      1.878440          2.162288           14,030
  01/01/2007 to 12/31/2007......................      2.162288          2.058454           10,854
  01/01/2008 to 12/31/2008......................      2.058454          1.250230            7,181
  01/01/2009 to 12/31/2009......................      1.250230          1.394995            5,551
  01/01/2010 to 12/31/2010......................      1.394995          1.672437            4,498
Neuberger Berman Mid Cap Value Sub-Account
  05/01/2001 to 12/31/2001......................      1.540633          1.500755              880
  01/01/2002 to 12/31/2002......................      1.500755          1.333183            1,921
  01/01/2003 to 12/31/2003......................      1.333183          1.790083            2,791
  01/01/2004 to 12/31/2004......................      1.790083          2.165131            3,999
  01/01/2005 to 12/31/2005......................      2.165131          2.389785            4,649
  01/01/2006 to 12/31/2006......................      2.389785          2.620536            4,302
  01/01/2007 to 12/31/2007......................      2.620536          2.666358            3,347
  01/01/2008 to 12/31/2008......................      2.666358          1.380911            2,331
  01/01/2009 to 12/31/2009......................      1.380911          2.011819            1,883
  01/01/2010 to 12/31/2010......................      2.011819          2.500653            1,574

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005......................      7.947721          8.629752                9
  01/01/2006 to 12/31/2006......................      8.629752          9.158221               45
  01/01/2007 to 12/31/2007......................      9.158221         10.320556               40
  01/01/2008 to 12/31/2008......................     10.320556          5.501470               34
  01/01/2009 to 12/31/2009......................      5.501470          7.795846               24
  01/01/2010 to 12/31/2010......................      7.795846          8.409877               14
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004......................     12.752804         14.710742               10
  01/01/2005 to 12/31/2005......................     14.710742         16.824885               32
  01/01/2006 to 12/31/2006......................     16.824885         19.304552               60
  01/01/2007 to 12/31/2007......................     19.304552         20.226655               52
  01/01/2008 to 12/31/2008......................     20.226655         11.855415               41
  01/01/2009 to 12/31/2009......................     11.855415         16.343625               33
  01/01/2010 to 12/31/2010......................     16.343625         18.683400               32
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006......................     10.995472         11.102944               16
  01/01/2007 to 12/31/2007......................     11.102944         12.129906               36
  01/01/2008 to 12/31/2008......................     12.129906         11.136801              160
  01/01/2009 to 12/31/2009......................     11.136801         12.964097              165
  01/01/2010 to 12/31/2010......................     12.964097         13.776064              159
PIMCO Total Return Sub-Account
  05/01/2001 to 12/31/2001......................      1.001001          1.053729            7,734
  01/01/2002 to 12/31/2002......................      1.053729          1.135740           24,068
  01/01/2003 to 12/31/2003......................      1.135740          1.168176           26,470
  01/01/2004 to 12/31/2004......................      1.168176          1.209265           24,664
  01/01/2005 to 12/31/2005......................      1.209265          1.219302           23,591
  01/01/2006 to 12/31/2006......................      1.219302          1.256717           19,483
  01/01/2007 to 12/31/2007......................      1.256717          1.332890           14,853
  01/01/2008 to 12/31/2008......................      1.332890          1.319696           11,574
  01/01/2009 to 12/31/2009......................      1.319696          1.535969            9,603
  01/01/2010 to 12/31/2010......................      1.535969          1.638371            7,812

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
RCM Technology Sub-Account
  05/01/2001 to 12/31/2001......................      0.822515          0.609384            2,482
  01/01/2002 to 12/31/2002......................      0.609384          0.296057            2,096
  01/01/2003 to 12/31/2003......................      0.296057          0.460016            4,496
  01/01/2004 to 12/31/2004......................      0.460016          0.434043            3,604
  01/01/2005 to 12/31/2005......................      0.434043          0.475175            2,783
  01/01/2006 to 12/31/2006......................      0.475175          0.493639            2,592
  01/01/2007 to 12/31/2007......................      0.493639          0.640182            2,158
  01/01/2008 to 12/31/2008......................      0.640182          0.350649            1,862
  01/01/2009 to 12/31/2009......................      0.350649          0.549696            1,588
  01/01/2010 to 12/31/2010......................      0.549696          0.692155            1,316
Russell 2000(R) Index Sub-Account
  01/22/2001 to 12/31/2001......................      1.201374          1.184491            3,277
  01/01/2002 to 12/31/2002......................      1.184491          0.927196            3,913
  01/01/2003 to 12/31/2003......................      0.927196          1.332270            4,506
  01/01/2004 to 12/31/2004......................      1.332270          1.542319            4,835
  01/01/2005 to 12/31/2005......................      1.542319          1.586342            4,497
  01/01/2006 to 12/31/2006......................      1.586342          1.839366            3,814
  01/01/2007 to 12/31/2007......................      1.839366          1.782741            3,025
  01/01/2008 to 12/31/2008......................      1.782741          1.165977            1,976
  01/01/2009 to 12/31/2009......................      1.165977          1.444805            1,648
  01/01/2010 to 12/31/2010......................      1.444805          1.803400            1,303
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004......................      1.116697          1.210073              279
  01/01/2005 to 12/31/2005......................      1.210073          1.268802            1,030
  01/01/2006 to 12/31/2006......................      1.268802          1.412393            1,114
  01/01/2007 to 12/31/2007......................      1.412393          1.520102            1,357
  01/01/2008 to 12/31/2008......................      1.520102          0.869328            1,154
  01/01/2009 to 12/31/2009......................      0.869328          1.226173            1,075
  01/01/2010 to 12/31/2010......................      1.226173          1.411587              961
T. Rowe Price Mid Cap Growth Sub-Account
  05/01/2001 to 12/31/2001......................      0.981054          0.823736            1,984
  01/01/2002 to 12/31/2002......................      0.823736          0.454589            3,441
  01/01/2003 to 12/31/2003......................      0.454589          0.612518            5,480
  01/01/2004 to 12/31/2004......................      0.612518          0.711632            6,950
  01/01/2005 to 12/31/2005......................      0.711632          0.804413            7,340
  01/01/2006 to 12/31/2006......................      0.804413          0.842156            7,030
  01/01/2007 to 12/31/2007......................      0.842156          0.976849            5,806
  01/01/2008 to 12/31/2008......................      0.976849          0.580351            3,835
  01/01/2009 to 12/31/2009......................      0.580351          0.832512            2,945
  01/01/2010 to 12/31/2010......................      0.832512          1.048210            2,300

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004......................      1.238152          1.320013               42
  01/01/2005 to 12/31/2005......................      1.320013          1.441195              190
  01/01/2006 to 12/31/2006......................      1.441195          1.472779              557
  01/01/2007 to 12/31/2007......................      1.472779          1.590630              487
  01/01/2008 to 12/31/2008......................      1.590630          0.998819              503
  01/01/2009 to 12/31/2009......................      0.998819          1.365463              502
  01/01/2010 to 12/31/2010......................      1.365463          1.813222              480
Western Asset Management Strategic Bond
  Opportunities Sub-Account
  04/19/1995 to 12/31/1995......................      1.030925          1.158151                0
  01/01/1996 to 12/31/1996......................      1.158151          1.305874                0
  01/01/1997 to 12/31/1997......................      1.305874          1.430333                0
  01/01/1998 to 12/31/1998......................      1.430333          1.439188            2,999
  01/01/1999 to 12/31/1999......................      1.439188          1.439668           10,480
  01/01/2000 to 12/31/2000......................      1.439668          1.522166           16,507
  01/01/2001 to 12/31/2001......................      1.522166          1.603273           20,870
  01/01/2002 to 12/31/2002......................      1.603273          1.732982           19,757
  01/01/2003 to 12/31/2003......................      1.732982          1.924585           19,494
  01/01/2004 to 12/31/2004......................      1.924585          2.023251           17,883
  01/01/2005 to 12/31/2005......................      2.023251          2.051726           16,382
  01/01/2006 to 12/31/2006......................      2.051726          2.125575           13,022
  01/01/2007 to 12/31/2007......................      2.125575          2.180377            9,844
  01/01/2008 to 12/31/2008......................      2.180377          1.827218            6,079
  01/01/2009 to 12/31/2009......................      1.827218          2.382378            4,444
  01/01/2010 to 12/31/2010......................      2.382378          2.648228            3,847

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Western Asset Management U.S. Government Sub-
  Account
  04/19/1995 to 12/31/1995......................      1.046628          1.138448                0
  01/01/1996 to 12/31/1996......................      1.138448          1.159699                0
  01/01/1997 to 12/31/1997......................      1.159699          1.240432                0
  01/01/1998 to 12/31/1998......................      1.240432          1.316242            3,447
  01/01/1999 to 12/31/1999......................      1.316242          1.300191           11,140
  01/01/2000 to 12/31/2000......................      1.300191          1.416200           16,057
  01/01/2001 to 12/31/2001......................      1.416200          1.490415           25,812
  01/01/2002 to 12/31/2002......................      1.490415          1.586448           31,938
  01/01/2003 to 12/31/2003......................      1.586448          1.590633           24,559
  01/01/2004 to 12/31/2004......................      1.590633          1.615611           20,036
  01/01/2005 to 12/31/2005......................      1.615611          1.620674           17,322
  01/01/2006 to 12/31/2006......................      1.620674          1.664713           14,256
  01/01/2007 to 12/31/2007......................      1.664713          1.712922           10,711
  01/01/2008 to 12/31/2008......................      1.712922          1.682965            6,650
  01/01/2009 to 12/31/2009......................      1.682965          1.731466            5,149
  01/01/2010 to 12/31/2010......................      1.731466          1.806611            4,142
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005......................      9.998849         10.299739               16
  01/01/2006 to 12/31/2006......................     10.299739         10.856842               65
  01/01/2007 to 12/31/2007......................     10.856842         11.301500              108
  01/01/2008 to 12/31/2008......................     11.301500          9.540600              103
  01/01/2009 to 12/31/2009......................      9.540600         11.338992              101
  01/01/2010 to 12/31/2010......................     11.338992         12.305328               65
MetLife Conservative to Moderate Allocation Sub-
  Account
  05/01/2005 to 12/31/2005......................      9.998849         10.517665               34
  01/01/2006 to 12/31/2006......................     10.517665         11.349099              147
  01/01/2007 to 12/31/2007......................     11.349099         11.728876              290
  01/01/2008 to 12/31/2008......................     11.728876          9.067698              193
  01/01/2009 to 12/31/2009......................      9.067698         11.058754              173
  01/01/2010 to 12/31/2010......................     11.058754         12.162022              172
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005......................      9.998849         10.748464               81
  01/01/2006 to 12/31/2006......................     10.748464         11.854319              267
  01/01/2007 to 12/31/2007......................     11.854319         12.196651              421
  01/01/2008 to 12/31/2008......................     12.196651          8.582985              400
  01/01/2009 to 12/31/2009......................      8.582985         10.709108              340
  01/01/2010 to 12/31/2010......................     10.709108         11.951194              340

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005......................      9.998849         10.974321               81
  01/01/2006 to 12/31/2006......................     10.974321         12.360650              287
  01/01/2007 to 12/31/2007......................     12.360650         12.657119              362
  01/01/2008 to 12/31/2008......................     12.657119          8.097891              371
  01/01/2009 to 12/31/2009......................      8.097891         10.308554              297
  01/01/2010 to 12/31/2010......................     10.308554         11.659519              218
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005......................      9.998849         11.150576                3
  01/01/2006 to 12/31/2006......................     11.150576         12.717820               19
  01/01/2007 to 12/31/2007......................     12.717820         12.949992               36
  01/01/2008 to 12/31/2008......................     12.949992          7.604288               28
  01/01/2009 to 12/31/2009......................      7.604288          9.859832               38
  01/01/2010 to 12/31/2010......................      9.859832         11.248397               23
SSgA Growth ETF Sub-Account
  05/01/2006 to 12/31/2006......................     10.704349         11.415778                2
  01/01/2007 to 12/31/2007......................     11.415778         11.888698                3
  01/01/2008 to 12/31/2008......................     11.888698          7.858087                0
  01/01/2009 to 12/31/2009......................      7.858087         10.003688               21
  01/01/2010 to 12/31/2010......................     10.003688         11.260907               41
SSgA Growth and Income ETF Sub-Account
  05/01/2006 to 12/31/2006......................     10.513475         11.160973                5
  01/01/2007 to 12/31/2007......................     11.160973         11.599133                5
  01/01/2008 to 12/31/2008......................     11.599133          8.571201                1
  01/01/2009 to 12/31/2009......................      8.571201         10.555519               53
  01/01/2010 to 12/31/2010......................     10.555519         11.682751               34
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006......................     14.495461         15.190349               51
  01/01/2007 to 12/31/2007......................     15.190349         15.437741              112
  01/01/2008 to 12/31/2008......................     15.437741         13.764914              109
  01/01/2009 to 12/31/2009......................     13.764914         15.246457               81
  01/01/2010 to 12/31/2010......................     15.246457         15.963466               62

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
American Funds Global Small Capitalization Sub-
  Account
  05/01/2001 to 12/31/2001......................      1.476716          1.342550              948
  01/01/2002 to 12/31/2002......................      1.342550          1.068961            2,108
  01/01/2003 to 12/31/2003......................      1.068961          1.614333            2,973
  01/01/2004 to 12/31/2004......................      1.614333          1.919416            3,555
  01/01/2005 to 12/31/2005......................      1.919416          2.366770            4,389
  01/01/2006 to 12/31/2006......................      2.366770          2.888153            4,409
  01/01/2007 to 12/31/2007......................      2.888153          3.449341            4,038
  01/01/2008 to 12/31/2008......................      3.449341          1.576838            2,756
  01/01/2009 to 12/31/2009......................      1.576838          2.501779            2,194
  01/01/2010 to 12/31/2010......................      2.501779          3.012456            1,774
American Funds Growth-Income Sub-Account
  05/01/2001 to 12/31/2001......................      8.470922          8.166745            1,354
  01/01/2002 to 12/31/2002......................      8.166745          6.559432            2,467
  01/01/2003 to 12/31/2003......................      6.559432          8.544391            3,314
  01/01/2004 to 12/31/2004......................      8.544391          9.276103            3,723
  01/01/2005 to 12/31/2005......................      9.276103          9.656906            3,563
  01/01/2006 to 12/31/2006......................      9.656906         10.943498            2,958
  01/01/2007 to 12/31/2007......................     10.943498         11.306237            2,402
  01/01/2008 to 12/31/2008......................     11.306237          6.911494            1,649
  01/01/2009 to 12/31/2009......................      6.911494          8.922283            1,332
  01/01/2010 to 12/31/2010......................      8.922283          9.779204            1,061
American Funds Growth Sub-Account
  05/01/2001 to 12/31/2001......................     12.927305         10.979737              948
  01/01/2002 to 12/31/2002......................     10.979737          8.158775            1,815
  01/01/2003 to 12/31/2003......................      8.158775         10.979316            2,857
  01/01/2004 to 12/31/2004......................     10.979316         12.148754            3,327
  01/01/2005 to 12/31/2005......................     12.148754         13.885527            3,330
  01/01/2006 to 12/31/2006......................     13.885527         15.054513            2,820
  01/01/2007 to 12/31/2007......................     15.054513         16.635251            2,257
  01/01/2008 to 12/31/2008......................     16.635251          9.167329            1,544
  01/01/2009 to 12/31/2009......................      9.167329         12.571217            1,218
  01/01/2010 to 12/31/2010......................     12.571217         14.675647            1,006




-------

 (1) Previously, the Balanced Sub-Account. On April 30, 2004, the Balanced Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Total Return Portfolio. Information shown for the MFS Total Return Sub-Account reflects the unit value history of the Balanced Sub-Account through the date of the merger.

 (2) Previously, the MFS Research Managers Sub-Account. On April 30, 2004, the MFS Research Managers Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Investors Trust Portfolio. On April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value

      Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account reflects the unit value history of the MFS Research Managers Sub-Account through the date of the April 30, 2004 merger.

 (3) Previously, the Janus Mid Cap Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Sub-Account (formerly the Janus Mid Cap Sub-Account) reflects the unit value history of the Janus Mid Cap Sub-Account through the date of the merger.

 (4) Previously, the FIMid Cap Opportunities Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.

 (5) Previously, the Morgan Stanley International Magnum Equity Sub-Account. On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund, which is no longer available for investment under the Contract. The information shown for the FI International Stock Sub-Account reflects the accumulation unit value history of the Morgan Stanley International Equity Sub-Account through the date of the substitution. Effective January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio.

 (6) Previously, the Met/Putnam Voyager Sub-Account. On April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio. Information shown for the Jennison Growth Sub-Account (formerly the Met/Putnam Voyager Sub-Account) reflects the unit value history of the Met/Putnam Voyager Sub-Account through the date of the merger.

 (7) Previously the MFS Investors Trust Sub-Account. On April 28, 2006, the MFS Investors Trust Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account (formerly the MFS Investors Trust Sub-Account) reflects the unit value history of the MFS Investors Sub-Account through the date of the merger.

 (8) Previously, the Janus Growth Sub-Account. On April 28, 2003, the Janus Growth Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Sub-Account is based on the May 1, 2001 inception date of the Janus Growth Sub-Account and reflects the unit value history of the Janus Growth Sub-Account through the date of the merger. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio.

 (9) April 30, 2007, BlackRock Large Cap Portfolio merged into BlackRock Large-Cap Core Portfolio.




(10) Effective May 1, 2009, FI Large Cap Portfolio merged into BlackRock Legacy Large Cap Growth Portfolio.





(11) On May 1, 2010, Met/AIM Small Cap Growth Portfolio changed its name to Invesco Small Cap Growth Portfolio.



(12) On May 1, 2010, FI Mid Cap Opportunities Portfolio merged into Morgan Stanley Mid Cap Growth Portfolio.



(13) On May 1, 2010, BlackRock Strategic Value Portfolio changed its name to Neuberger Berman Genesis Portfolio.

                                   APPENDIX A

                                  CONSUMER TIPS

DOLLAR COST AVERAGING

     Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered will be higher than the average cost per share.

     Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

     If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the on-going purchases in order to take advantage of periods of low price levels.

DIVERSIFICATION

     Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS


Toll-free telephone service:  --   A recording of daily unit values is available by
                                   calling 1-800-333-2501.

                              --   Fund transfers and changes of future purchase payment
                                   allocations can be made by calling 1-800-435-4117.

Written Communications:       --   All communications and inquiries regarding address
                                   changes, premium payments, billing, fund transfers,
                                   surrenders, maturities and any other processing
                                   matters relating to your Contract should be directed
                                   to:

                                     New England Life Insurance Company
                                     c/o Annuity Administrative Office
                                     P.O. Box 14594
                                     Des Moines, IA 50306-3594
                                     Fax: (515) 457-4301

                                   APPENDIX B

                        CONTINGENT DEFERRED SALES CHARGE

     The following example illustrates how the Contingent Deferred Sales Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Contingent Deferred Sales Charge," no Contingent Deferred Sales Charge will apply if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire.

     As an example, assume that you apply $100,000 of Contract Value (net of any premium tax charge and Administration Contract Charge) to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Contingent Deferred Sales Charge waived when you applied the proceeds to the payment option was $1,500. If the Payee surrenders the commuted value of the proceeds under option six months later, the Contingent Deferred Sales Charge would be $1,350 (representing the $1,500 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Contingent Deferred Sales Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Contingent Deferred Sales Charge would expire).

                                   APPENDIX C

                                   PREMIUM TAX

     Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.


                                 CONTRACTS USED WITH TAX
JURISDICTION                     QUALIFIED RETIREMENT PLANS   ALL OTHER CONTRACTS
------------                     --------------------------   -------------------
California                                  0.50%(1)                  2.35%
Florida                                     1.00%(2)                  1.00%(2)
Maine                                         --                      2.00%
Nevada                                        --                      3.50%
South Dakota                                  --                      1.25%
West Virginia                               1.00%(3)                  1.00%(3)
Wyoming                                       --                      1.00%

Puerto Rico                                 1.00%                     1.00%



-------

(1)  Contracts sold to sec.408(a) IRA Trusts are taxed at 2.35%.

(2) Annuity Premiums are exempt from taxation provided that the tax savings are passed back to the Contract holders. Otherwise they are taxable at 1.00%.

(3) A special rate applies for large case annuity policies. The special rate is 8/100 of 1% for that portion of the annuity considerations received on a Contract exceeding $500,000 annually. The special rate is not subject to retaliation.

See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                   APPENDIX D

                               EXCHANGED CONTRACTS

     You may exchange a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract (a "new contract"), as long as: (1) your age does not exceed the maximum age at issue for a new contract; (2) the contract value of the old contract (along with any purchase payments submitted with the exchange application) is at least equal to the minimum initial purchase payment for a new contract and; (3) (unless waived by the Company) you meet our underwriting standards. We may waive the minimum initial and subsequent purchase payment amount to correspond to the old contract. As of the date you make the exchange, we will credit the contract value of the old contract as the initial purchase payment to the new contract. We will not deduct any charges, including any CDSC, at the time of exchange. See below for a comparison of the charges under the old contracts and the new contracts. We issue the American Growth Series Contract and MetLife issues the old contracts. Although we are a subsidiary of MetLife, MetLife does not guarantee our obligations.

     The American Growth Series Contract provides an enhanced death benefit, more options under the systematic withdrawal feature than the Zenith Accumulator contract, and access to a variety of investment options that differs from those currently available under the old contracts. For more information, see "Payment on Death Prior to Annuitization," "Systematic Withdrawals," and "Investments of the Variable Account." In addition, the American Growth Series Contract offers a Fixed Account option, which is not available under the Fund I or Preference contracts. For more information, see "The Fixed Account." If a Contract Owner becomes ill or disabled we will waive the Contingent Deferred Sales Charge on an American Growth Series contract (a benefit that is not available under the Zenith Accumulator contract). For more information, see "Waiver of the Contingent Deferred Sales Charge" under "Contingent Deferred Sales Charge." This benefit may not be available in all states.

     If you exchange a Fund I, Preference or Zenith Accumulator contract issued by New England Mutual Life Insurance Company (now MetLife) for an American Growth Series Contract, when we issue the new contract the minimum guaranteed death benefit will be either the death benefit that applied to the old contract on the date of the exchange, or the amount paid into the American Growth Series, whichever is greater. We will recalculate the minimum guaranteed death benefit on each six month interval following the date of the exchange. (See Payment on Death Prior to Annuitization.)

     If you are contemplating an exchange of a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract, you should compare all charges (including investment advisory fees) deducted under your existing contract and under the American Growth Series Contract, as well as the investment options offered by each. You should keep in mind that we will treat assets transferred in exchange for an American Growth Series Contract as a purchase payment for purposes of calculating the free withdrawal amount and CDSC (with respect to Zenith Accumulator assets, the surrender charge schedule of the old contract will apply). Also, keep in mind that the American Growth Series Contract may require a higher minimum for any subsequent purchase payments you may wish to make, although we may consent to waive the minimum to correspond to the terms of the old contract.

 CHARGES UNDER CONTRACTS PURCHASED BY EXCHANGING A FUND I, PREFERENCE OR ZENITH
                              ACCUMULATOR CONTRACT


                                                    ASSET-BASED
                                                    (MORTALITY &
                                                    EXPENSE AND
                                                    ADMIN. ASSET              ADMINISTRATION
                             CDSC                     CHARGE)                CONTRACT CHARGE                     OTHER
                 ---------------------------        ------------       ---------------------------  ------------------------------
American Growth  7% of purchase payments;              1.40%           $30 (or 2% of total          premium tax charge on purchase
  Series (AGS)   declining to 0% after 7      (1.65% for certain Sub-  Contract Value if less)      payments in South Dakota is
                 years                               accounts)         --waiver may apply           paid by us and recovered later

Fund I           --none on exchange                     .95%           3% of first $46 2% of        premium tax charge taken from
                 --subsequent purchase                                 excess (amounts will be      purchase payments in South
                 payments                                              lower for single purchase    Dakota
                   will have AGS's CDSC                                payment contracts)           --Sales Charge--maximum 6%

Preference       --none on exchange                    1.25%           $30                          premium tax charge taken from
                 --subsequent purchase         (mortality and expense  --no waiver                  purchase payments in South
                 payments                     only; no Administration                               Dakota
                   will have AGS's CDSC            Asset Charge)

Zenith           --none on exchange                    1.35%           $30                          premium tax charge taken from
  Accumulator    --will apply on subsequent   (1.60% for certain Sub-                               purchase payments in South
                   withdrawal from AGS using         accounts)                                      Dakota
                 the
                   time table for Zenith
                   Accumulator
                 --10 year, 6.5% (of
                 Contract
                   Value) declining CDSC if
                 you
                   have a Zenith Accumulator
                   Contract
                 --subsequent purchase
                 payments
                   will have AGS's CDSC

                                TABLE OF CONTENTS
                                     OF THE
                       STATEMENT OF ADDITIONAL INFORMATION
                         FOR THE AMERICAN GROWTH SERIES


                                                                             PAGE
                                                                            -----
THE COMPANY AND THE VARIABLE ACCOUNT..................................       II-3
INVESTMENT ADVICE.....................................................       II-3
DISTRIBUTION OF THE CONTRACTS.........................................       II-5
CALCULATION OF PERFORMANCE DATA.......................................       II-6
CALCULATION OF YIELDS.................................................       II-7
NET INVESTMENT FACTOR.................................................       II-8
ANNUITY PAYMENTS......................................................       II-9
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS..................      II-10
HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS....................      II-10
THE FIXED ACCOUNT.....................................................      II-11
TAX STATUS OF THE CONTRACTS...........................................      II-12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................      II-13
LEGAL MATTERS.........................................................      II-13
FINANCIAL STATEMENTS..................................................          1


     If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box below and mail to:

     New England Securities Corporation
     1095 Avenue of the Americas
     New York, New York 10036


          [ ]    American Growth Series -- New England Variable Annuity Separate Account
          [ ]    Metropolitan Series Fund, Inc.
          [ ]    Met Investors Series Trust
          [ ]    American Funds Insurance Series
          [ ]    My current address is:


                                                 Name
                 ---------------------------               ------------------------------------
                       Contract Number
                                                 Address
                                                           ------------------------------------


                 ---------------------------
                          Signature
                                                           ------------------------------------

                                                                                            Zip



                           AMERICAN GROWTH SERIES - I
                      Individual Variable Annuity Contracts


                    Issued By
New England Variable Annuity Separate Account of           Annuity Administrative Office
       New England Life Insurance Company                          P.O. Box 14594
               501 Boylston Street                           Des Moines, IA 50306-3594
                Boston, MA 02116
                 (800) 435-4117




                          SUPPLEMENT DATED MAY 1, 2011
         TO THE PROSPECTUS DATED MAY 1, 2000 (AS ANNUALLY SUPPLEMENTED).


     This supplement updates certain information in the prospectus dated May 1, 2000 (as annually supplemented), describing individual flexible and single purchase payment variable annuity contracts (the "Contracts") funded by New England Variable Annuity Separate Account (the "Variable Account").

AMERICAN FUNDS INSURANCE SERIES(R)

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Janus Forty Portfolio
Lazard Mid Cap Portfolio
Legg Mason ClearBridge Aggressive Growth Portfolio


Lord Abbett Bond Debenture Portfolio
Met/Franklin Income Portfolio

Met/Franklin Low Duration Total Return Portfolio

Met/Franklin Mutual Shares Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
T. Rowe Price Mid Cap Growth Portfolio

MET INVESTORS SERIES TRUST -- ASSET ALLOCATION PORTFOLIOS


American Funds(R) Balanced Allocation Portfolio


American Funds(R) Growth Allocation Portfolio


American Funds(R) Moderate Allocation Portfolio

Met/Franklin Templeton Founding Strategy Portfolio

MetLife Aggressive Strategy Portfolio


MET INVESTORS SERIES TRUST -- EXCHANGE TRADED FUND ("ETF") PORTFOLIOS

SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio

METROPOLITAN FUND

Artio International Stock Portfolio
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities
  Portfolio
Western Asset Management U.S. Government Portfolio

METROPOLITAN FUND -- ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio



     You should read and retain this supplement. Certain additional information about the Contracts is contained in a Statement of Additional Information ("SAI") dated May 1, 2011, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A complete prospectus dated May 1, 2000, and any previous supplements, as well as the Statement of Additional Information, may be obtained free of charge by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, NY 10036 or telephoning 1-800-777-5897.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
     THE SEC MAINTAINS A WEBSITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.
     YOU CAN OBTAIN COPIES OF THE ELIGIBLE FUND PROSPECTUSES BY CALLING US AT 1-800-777-5987. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.
     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                   HIGHLIGHTS

OWNERSHIP:


     The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). If a non-natural person, such as trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the death benefit. A contract may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract. Currently the Contracts are available in the State of Oregon and to certain retirement plans offering tax benefits under the Code (simplified employee pension plan under 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under 408(p) of the Code ("SIMPLE IRAs"), certain plans pursuant to 403(b) of the Code ("TSAs") and plans qualified under 401(a) and 457 of the
Code). The Contracts are not available to corporations or other business organizations, except to the extent an employer is a purchaser of a SEP, SIMPLE IRA, TSA, 401(a) or 457 plan.



     Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.


     FOR ANY TAX QUALIFIED ACCOUNT (E.G. 401(K) PLAN OR IRA), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

                                  EXPENSE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES
          Sales Charge Imposed on Purchase Payments...........           None
          Contingent Deferred Sales Charge
            (as a percentage of each purchase payment)........            7%
                                                                 declining annually--
                                                                     see Note (1)
          Transfer Fee(2).....................................            $0


NOTES:


(1) The Contingent Deferred Sales Charge is a declining percentage of each purchase payment (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law), as follows:


  NUMBER OF COMPLETE
YEARS FROM RECEIPT OF
   PURCHASE PAYMENT      CHARGE
---------------------    ------
          0                7%
          1                6%
          2                5%
          3                4%
          4                3%
          5                2%
          6                1%
   7 and thereafter        0%


(2) We reserve the right to limit the number and amount of transfers and impose a transfer fee.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

ANNUAL CONTRACT FEE
          Administration Contract Charge(1).............................   $30


VARIABLE ACCOUNT ANNUAL EXPENSES

     (as a percentage of average daily net assets in the subaccounts)

                                                              AMERICAN FUNDS
                                                             BOND SUB-ACCOUNT,
                                                           AMERICAN FUNDS GROWTH
                                                        SUB-ACCOUNT, AMERICAN FUNDS
                                                       GROWTH-INCOME SUB-ACCOUNT AND
                                                           AMERICAN FUNDS GLOBAL          ALL OTHER
                                                     SMALL CAPITALIZATION SUB-ACCOUNT   SUB-ACCOUNTS
                                                     --------------------------------   ------------
          Mortality and Expense Risk Charge(2)....                 1.50%                    1.25%
          Administration Asset Charge.............                 0.10%                    0.10%
                                                                   -----                    -----
                    Total Variable Account Annual
                      Expenses....................                 1.60%                    1.35%


NOTES:

(1)   The Administration Contract Charge is not imposed after annuitization.

(2) We are waiving .08% of the Mortality and Expense Risk Charge for the Subaccount investing in the BlackRock Large Cap Core Portfolio.

     The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

RANGE OF ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                  MINIMUM   MAXIMUM
                                                                  -------   -------
Total Annual Eligible Fund Operating Expenses(1)


(expenses that are deducted from Eligible Fund assets,
including management fees, distribution (12b-1) fees, and other
expenses)......................................................     0.34%     1.32%



NOTE:

(1) The range of Total Annual Eligible Fund Operating Expenses does not take into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses as described in more detail below.

     The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2010, before and after any applicable contractual expense subsidy or expense deferral arrangement. Net Total Contractual Annual Expenses do not reflect any expense reductions resulting from directed brokerage arrangements or voluntary waivers. The Eligible Fund expenses used to prepare this table were provided to us by the Eligible Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2010. Current or future expenses may be greater or less than those shown. Certain Eligible Funds may impose a redemption fee in the future.



ANNUAL ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)




                                                                                      CONTRACTUAL
                                                                            TOTAL      FEE WAIVER   NET TOTAL
                                                              ACQUIRED      ANNUAL       AND/OR       ANNUAL
                               MANAGEMENT  12B-1    OTHER     FUND FEES   OPERATING     EXPENSE     OPERATING
                                   FEE      FEES  EXPENSES  AND EXPENSES   EXPENSES  REIMBURSEMENT   EXPENSES
                               ----------  -----  --------  ------------  ---------  -------------  ---------
AMERICAN FUNDS INSURANCE
  SERIES(R)
American Funds Bond Fund.....     0.37%     0.25%   0.01%         --         0.63%          --         0.63%
American Funds Global Small
  Capitalization Fund........     0.71%     0.25%   0.04%         --         1.00%          --         1.00%
American Funds Growth Fund...     0.32%     0.25%   0.02%         --         0.59%          --         0.59%
American Funds Growth-Income
  Fund.......................     0.27%     0.25%   0.02%         --         0.54%          --         0.54%
MET INVESTORS SERIES TRUST
BlackRock Large Cap Core
  Portfolio..................     0.59%     0.25%   0.05%         --         0.89%          --         0.89%
Clarion Global Real Estate
  Portfolio..................     0.62%     0.25%   0.07%         --         0.94%          --         0.94%
Harris Oakmark International
  Portfolio(1)...............     0.78%     0.15%   0.07%         --         1.00%        0.01%        0.99%
Invesco Small Cap Growth
  Portfolio(2)...............     0.85%     0.25%   0.04%         --         1.14%        0.02%        1.12%
Janus Forty Portfolio........     0.63%     0.25%   0.04%         --         0.92%          --         0.92%
Lazard Mid Cap Portfolio.....     0.69%     0.25%   0.04%         --         0.98%          --         0.98%
Legg Mason ClearBridge
  Aggressive Growth
  Portfolio..................     0.64%       --    0.04%         --         0.68%          --         0.68%
Lord Abbett Bond Debenture
  Portfolio..................     0.50%     0.25%   0.03%         --         0.78%          --         0.78%
Met/Franklin Income
  Portfolio(3)...............     0.76%     0.25%   0.09%         --         1.10%        0.09%        1.01%
Met/Franklin Low Duration
  Total Return Portfolio(3)..     0.51%     0.25%   0.14%         --         0.90%        0.03%        0.87%
Met/Franklin Mutual Shares
  Portfolio..................     0.80%     0.25%   0.08%         --         1.13%          --         1.13%
Met/Templeton Growth
  Portfolio(3)(4)............     0.69%     0.25%   0.13%         --         1.07%        0.02%        1.05%
MFS(R) Research International
  Portfolio(5)...............     0.69%     0.25%   0.09%         --         1.03%        0.03%        1.00%
Morgan Stanley Mid Cap Growth
  Portfolio(6)...............     0.66%     0.25%   0.14%         --         1.05%        0.02%        1.03%
Oppenheimer Capital
  Appreciation Portfolio.....     0.60%     0.25%   0.06%         --         0.91%          --         0.91%
PIMCO Inflation Protected
  Bond Portfolio.............     0.47%     0.25%   0.04%         --         0.76%          --         0.76%
PIMCO Total Return
  Portfolio..................     0.48%     0.25%   0.03%         --         0.76%          --         0.76%
RCM Technology Portfolio.....     0.88%     0.25%   0.09%         --         1.22%          --         1.22%
T. Rowe Price Mid Cap Growth
  Portfolio..................     0.75%     0.25%   0.04%         --         1.04%          --         1.04%

                                                                                      CONTRACTUAL
                                                                            TOTAL      FEE WAIVER   NET TOTAL
                                                              ACQUIRED      ANNUAL       AND/OR       ANNUAL
                               MANAGEMENT  12B-1    OTHER     FUND FEES   OPERATING     EXPENSE     OPERATING
                                   FEE      FEES  EXPENSES  AND EXPENSES   EXPENSES  REIMBURSEMENT   EXPENSES
                               ----------  -----  --------  ------------  ---------  -------------  ---------
MET INVESTORS SERIES
  TRUST -- ASSET ALLOCATION
  PORTFOLIOS
American Funds(R) Balanced
  Allocation Portfolio.......     0.06%     0.55%   0.02%       0.38%        1.01%          --         1.01%
American Funds(R) Growth
  Allocation Portfolio.......     0.07%     0.55%   0.02%       0.38%        1.02%          --         1.02%
American Funds(R) Moderate
  Allocation Portfolio.......     0.07%     0.55%   0.02%       0.37%        1.01%          --         1.01%
Met/Franklin Templeton
  Founding Strategy
  Portfolio(7)...............     0.05%     0.25%   0.02%       0.81%        1.13%        0.02%        1.11%
MetLife Aggressive Strategy
  Portfolio(8)...............     0.09%     0.25%   0.02%       0.74%        1.10%        0.01%        1.09%
MET INVESTORS SERIES
  TRUST -- ETF PORTFOLIOS
SSgA Growth and Income ETF
  Portfolio..................     0.31%     0.25%   0.02%       0.28%        0.86%          --         0.86%
SSgA Growth ETF Portfolio....     0.33%     0.25%   0.03%       0.27%        0.88%          --         0.88%
METROPOLITAN SERIES FUND,
  INC.
Artio International Stock
  Portfolio(9)...............     0.82%       --    0.12%       0.02%        0.96%        0.05%        0.91%
Barclays Capital Aggregate
  Bond Index Portfolio(10)...     0.25%     0.25%   0.03%         --         0.53%        0.01%        0.52%
BlackRock Aggressive Growth
  Portfolio..................     0.73%     0.25%   0.04%         --         1.02%          --         1.02%
BlackRock Bond Income
  Portfolio(11)..............     0.37%       --    0.03%         --         0.40%        0.03%        0.37%
BlackRock Diversified
  Portfolio..................     0.46%     0.25%   0.04%         --         0.75%          --         0.75%
BlackRock Large Cap Value
  Portfolio(12)..............     0.63%     0.15%   0.02%         --         0.80%        0.03%        0.77%
BlackRock Legacy Large Cap
  Growth Portfolio(13).......     0.73%       --    0.04%         --         0.77%        0.02%        0.75%
BlackRock Money Market
  Portfolio(14)..............     0.32%       --    0.02%         --         0.34%        0.01%        0.33%
Davis Venture Value
  Portfolio(15)..............     0.70%       --    0.03%         --         0.73%        0.05%        0.68%
FI Value Leaders Portfolio...     0.67%       --    0.06%         --         0.73%          --         0.73%
Jennison Growth
  Portfolio(16)..............     0.62%       --    0.02%         --         0.64%        0.07%        0.57%
Loomis Sayles Small Cap Core
  Portfolio(17)..............     0.90%       --    0.06%         --         0.96%        0.05%        0.91%
Loomis Sayles Small Cap
  Growth Portfolio(18).......     0.90%     0.25%   0.17%         --         1.32%        0.05%        1.27%
Met/Artisan Mid Cap Value
  Portfolio..................     0.81%       --    0.03%         --         0.84%          --         0.84%
MetLife Mid Cap Stock Index
  Portfolio..................     0.25%     0.25%   0.06%       0.01%        0.57%          --         0.57%
MetLife Stock Index
  Portfolio(10)..............     0.25%     0.25%   0.02%         --         0.52%        0.01%        0.51%
MFS(R) Total Return
  Portfolio..................     0.54%     0.15%   0.04%         --         0.73%          --         0.73%
MFS(R) Value Portfolio(19)...     0.71%     0.15%   0.02%         --         0.88%        0.11%        0.77%
Morgan Stanley EAFE(R) Index
  Portfolio..................     0.30%     0.25%   0.11%       0.01%        0.67%          --         0.67%
Neuberger Berman Genesis
  Portfolio(20)..............     0.83%       --    0.06%         --         0.89%        0.02%        0.87%

                                                                                      CONTRACTUAL
                                                                            TOTAL      FEE WAIVER   NET TOTAL
                                                              ACQUIRED      ANNUAL       AND/OR       ANNUAL
                               MANAGEMENT  12B-1    OTHER     FUND FEES   OPERATING     EXPENSE     OPERATING
                                   FEE      FEES  EXPENSES  AND EXPENSES   EXPENSES  REIMBURSEMENT   EXPENSES
                               ----------  -----  --------  ------------  ---------  -------------  ---------
Neuberger Berman Mid Cap
  Value Portfolio............     0.65%     0.25%   0.05%         --         0.95%          --         0.95%
Oppenheimer Global Equity
  Portfolio..................     0.53%     0.25%   0.08%         --         0.86%          --         0.86%
Russell 2000(R) Index
  Portfolio..................     0.25%     0.25%   0.07%       0.01%        0.58%          --         0.58%
T. Rowe Price Large Cap
  Growth Portfolio...........     0.60%     0.25%   0.04%         --         0.89%          --         0.89%
T. Rowe Price Small Cap
  Growth Portfolio...........     0.50%     0.25%   0.07%         --         0.82%          --         0.82%
Western Asset Management
  Strategic Bond
  Opportunities
  Portfolio(21)..............     0.62%       --    0.05%         --         0.67%        0.04%        0.63%
Western Asset Management U.S.
  Government Portfolio(22)...     0.47%       --    0.03%         --         0.50%        0.01%        0.49%
METROPOLITAN FUND -- ASSET
  ALLOCATION PORTFOLIOS
MetLife Conservative
  Allocation Portfolio(23)...     0.10%     0.25%   0.01%       0.55%        0.91%        0.01%        0.90%
MetLife Conservative to
  Moderate Allocation
  Portfolio..................     0.08%     0.25%   0.02%       0.61%        0.96%          --         0.96%
MetLife Moderate Allocation
  Portfolio..................     0.06%     0.25%     --        0.66%        0.97%          --         0.97%
MetLife Moderate to
  Aggressive Allocation
  Portfolio..................     0.06%     0.25%   0.01%       0.71%        1.03%          --         1.03%





NOTES:


-------


(1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.725% of the Portfolio's average daily net assets exceeding $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.83% of the Portfolio's average daily net assets from $250 million to $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive a portion of its management fee reflecting the difference, if any, between the subadvisory fee payable by MetLife Advisers, LLC to the Portfolio's subadviser that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio's assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Trustees of the Portfolio.



(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.80%, excluding 12b-1 fees. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% of the Portfolio's average daily net assets exceeding $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets plus 0.625% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.05%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.





(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.10%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.





(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.68% for the first $250 million of the Portfolio's average daily net assets, 0.625% for the next $500 million, 0.60% for the next $250 million and 0.55% on amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.705% for the amounts over $300 million but less than $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $300 million of the Portfolio's average daily net assets, 0.60% for the next $200 million, 0.55% for the next $500 million, 0.50% for the next $1 billion and 0.47% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% on amounts over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% on amounts over $100 million. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.

(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(21) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(22) Metlife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.50% for the amounts over $200 million but less than $500 million. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.



(23) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.35% of the average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.





     Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Eligible Fund invests in other underlying portfolios, it will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Eligible Fund prospectus for more information.


EXAMPLE

     The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Eligible Fund fees and expenses.(1)

     The Example assumes that you invest $10,000 in a Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable contingent deferred sales charges deducted) at the end of the applicable time period:


                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                  ------   -------   -------   --------
(a).............................................   $923     $1,333    $1,751    $3,064
(b).............................................   $832     $1,052    $1,257    $2,075



     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no contingent deferred sales charges would be deducted(2)):


                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                  ------   -------   -------   --------
(a).............................................   $278      $852     $1,451    $3,064
(b).............................................   $180      $556     $  957    $2,075



     PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REFLECT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.

--------
NOTES:


(1) The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). In these examples, the average Administration Contract Charge of 0.078% has been used. (See Note (1) to the Variable Account Accrual Expenses table.)


(2) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)

--------------------------------------------------------------------------------
Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (see "ACCUMULATION UNIT VALUES").

                                   THE COMPANY


     We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states and the District of Columbia. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), an insurance company whose principal office is 1095 Avenue of the Americas, New York, New York 10036. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to The Commonwealth of Massachusetts. The Company is located at 501 Boylston Street, Boston, Massachusetts 02116.


                              THE VARIABLE ACCOUNT

     We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

     The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

     We allocate your purchase payments to the sub-accounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected sub-accounts invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

     We are obligated to pay all money we owe under the Contracts -- such as death benefits and income payments -- even if that amount exceeds the assets in the Variable Account. Any such amount that exceeds the assets in the Variable Account is paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. The Company is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

                       INVESTMENTS OF THE VARIABLE ACCOUNT

     We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

     Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same sub-adviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

     You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

     AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO


     The American Funds Balanced Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

     AMERICAN FUNDS BOND FUND

     The American Funds Bond Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital.

     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND

     The American Funds Global Small Capitalization Fund's investment objective is to seek long-term growth of capital.


     AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO


     The American Funds Growth Allocation Portfolio's investment objective is to seek growth of capital.

     AMERICAN FUNDS GROWTH FUND

     The American Funds Growth Fund's investment objective is to seek growth of capital.

     AMERICAN FUNDS GROWTH-INCOME FUND

     The American Funds Growth-Income Fund's investment objective is to seek long-term growth of capital and income.


     AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO


     The American Funds Moderate Allocation Portfolio's investment objective is to seek a high total return in the form of income and growth of capital, with a greater emphasis on income.

     ARTIO INTERNATIONAL STOCK PORTFOLIO

     The Artio International Stock Portfolio's investment objective is to seek long-term growth of capital.

     BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO

     The Barclays Capital Aggregate Bond Index Portfolio's investment objective is to seek to equal the performance of the Barclays Capital U.S. Aggregate Bond Index.

     BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

     The BlackRock Aggressive Growth Portfolio's investment objective is to seek maximum capital appreciation.

     BLACKROCK BOND INCOME PORTFOLIO

     The BlackRock Bond Income Portfolio's investment objective is to seek a competitive total return primarily from investing in fixed-income securities.

     BLACKROCK DIVERSIFIED PORTFOLIO

     The BlackRock Diversified Portfolio's investment objective is to seek high total return while attempting to limit investment risk and preserve capital.

     BLACKROCK LARGE CAP CORE PORTFOLIO

     The BlackRock Large Cap Core Portfolio's investment objective is to seek long-term capital growth.

     BLACKROCK LARGE CAP VALUE PORTFOLIO

     The BlackRock Large Cap Value Portfolio's investment objective is to seek long-term growth of capital.

     BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

     The BlackRock Legacy Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

     BLACKROCK MONEY MARKET PORTFOLIO

     The BlackRock Money Market Portfolio's investment objective is to seek a high level of current income consistent with preservation of capital.

     CLARION GLOBAL REAL ESTATE PORTFOLIO

     The Clarion Global Real Estate Portfolio's investment objective is to seek total return through investment in real estate securities, emphasizing both capital appreciation and current income.

     DAVIS VENTURE VALUE PORTFOLIO

     The Davis Venture Value Portfolio's investment objective is to seek growth of capital.

     FI VALUE LEADERS PORTFOLIO

     The FI Value Leaders Portfolio's investment objective is to seek long-term growth of capital.

     HARRIS OAKMARK INTERNATIONAL PORTFOLIO

     The Harris Oakmark International Portfolio's investment objective is to seek long-term capital appreciation.

     INVESCO SMALL CAP GROWTH PORTFOLIO

     The Invesco Small Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

     JANUS FORTY PORTFOLIO

     The Janus Forty Portfolio's investment objective is to seek capital appreciation.

     JENNISON GROWTH PORTFOLIO

     The Jennison Growth Portfolio's investment objective is to seek long-term growth of capital.

     LAZARD MID CAP PORTFOLIO

     The Lazard Mid Cap Portfolio's investment objective is to seek long-term growth of capital.

     LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

     The Legg Mason ClearBridge Aggressive Growth Portfolio's investment objective is to seek capital appreciation.

     LOOMIS SAYLES SMALL CAP CORE PORTFOLIO

     The Loomis Sayles Small Cap Core Portfolio's investment objective is to seek long-term capital growth from investments in common stocks or other equity securities.

     LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO

     The Loomis Sayles Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

     LORD ABBETT BOND DEBENTURE PORTFOLIO

     The Lord Abbett Bond Debenture Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

     MET/ARTISAN MID CAP VALUE PORTFOLIO

     The Met/Artisan Mid Cap Value Portfolio's investment objective is to seek long-term capital growth.

     MET/FRANKLIN INCOME PORTFOLIO

     The Met/Franklin Income Portfolio's investment objective is to seek to maximize income while maintaining prospects for capital appreciation.


     MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO



     The Met/Franklin Low Duration Total Return Portfolio's investment objective is to seek a high level of current income, while seeking preservation of shareholders' capital.


     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

     The Met/Franklin Mutual Shares Portfolio's investment objective is to seek capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

     MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO


     The Met/Franklin Templeton Founding Strategy Portfolio's investment objective is primarily to seek capital appreciation and secondarily to seek income.


     MET/TEMPLETON GROWTH PORTFOLIO

     The Met/Templeton Growth Portfolio's investment objective is to seek long-term capital growth.


     METLIFE AGGRESSIVE STRATEGY PORTFOLIO



     The MetLife Aggressive Strategy Portfolio's investment objective is to seek growth of capital.


     METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

     The MetLife Conservative Allocation Portfolio's investment objective is to seek high level of current income, with growth of capital as a secondary objective.

     METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

     The MetLife Conservative to Moderate Allocation Portfolio's investment objective is to seek high total return in the form of income and growth of capital, with a greater emphasis on income.

     METLIFE MID CAP STOCK INDEX PORTFOLIO

     The MetLife Mid Cap Stock Index Portfolio's investment objective is to seek to equal the performance of the Standard & Poor's MidCap 400(R) Composite Stock Price Index.

     METLIFE MODERATE ALLOCATION PORTFOLIO

     The MetLife Moderate Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

     The MetLife Moderate to Aggressive Allocation Portfolio's investment objective is to seek growth of capital.

     METLIFE STOCK INDEX PORTFOLIO

     The MetLife Stock Index Portfolio's investment objective is to seek to equal the performance of the Standard & Poor's 500(R) Composite Stock Price Index.

     MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

     The MFS(R) Research International Portfolio's investment objective is to seek capital appreciation.

     MFS(R) TOTAL RETURN PORTFOLIO

     The MFS(R) Total Return Portfolio's investment objective is to seek a favorable total return through investment in a diversified portfolio.

     MFS(R) VALUE PORTFOLIO

     The MFS(R) Value Portfolio's investment objective is to seek capital appreciation.

     MORGAN STANLEY EAFE(R) INDEX PORTFOLIO

     The Morgan Stanley EAFE(R) Index Portfolio's investment objective is to seek to equal the performance of the MSCI EAFE(R) Index.

     MORGAN STANLEY MID CAP GROWTH PORTFOLIO

     The Morgan Stanley Mid Cap Growth Portfolio's investment objective is to seek capital appreciation.

     NEUBERGER BERMAN GENESIS PORTFOLIO

     The Neuberger Berman Genesis Portfolio's investment objective is to seek high total return, consisting principally of capital appreciation.

     NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

     The Neuberger Berman Mid Cap Value Portfolio's investment objective is to seek capital growth.

     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

     The Oppenheimer Capital Appreciation Portfolio's investment objective is to seek capital appreciation.

     OPPENHEIMER GLOBAL EQUITY PORTFOLIO

     The Oppenheimer Global Equity Portfolio's investment objective is to seek capital appreciation.

     PIMCO INFLATION PROTECTED BOND PORTFOLIO

     The PIMCO Inflation Protected Bond Portfolio's investment objective is to seek maximum real return, consistent with preservation of capital and prudent investment management.

     PIMCO TOTAL RETURN PORTFOLIO

     The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

     RCM TECHNOLOGY PORTFOLIO

     The RCM Technology Portfolio's investment objective is to seek capital appreciation; no consideration is given to income.

     RUSSELL 2000(R) INDEX PORTFOLIO

     The Russell 2000(R) Index Portfolio's investment objective is to seek to equal the performance of the Russell 2000(R) Index.

     SSGA GROWTH AND INCOME ETF PORTFOLIO

     The SSgA Growth and Income ETF Portfolio's investment objective is to seek growth of capital and income.

     SSGA GROWTH ETF PORTFOLIO

     The SSgA Growth ETF Portfolio's investment objective is to seek growth of capital.

     T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

     The T. Rowe Price Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital and, secondarily, dividend income.

     T. ROWE PRICE MID CAP GROWTH PORTFOLIO

     The T. Rowe Price Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

     T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

     The T. Rowe Price Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

     WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

     The Western Asset Management Strategic Bond Opportunities Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital.

     WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

     The Western Asset Management U.S. Government Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital and maintenance of liquidity.

INVESTMENT ADVICE


     MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.



PORTFOLIO                                 ADVISER (SUBADVISER)
---------                                 --------------------
Artio International Stock Portfolio.....  Artio Global Management, LLC
Barclays Capital Aggregate Bond Index     MetLife Investment Advisors
  Portfolio.............................  Company, LLC
BlackRock Aggressive Growth Portfolio...  BlackRock Advisors, LLC
BlackRock Bond Income Portfolio.........  BlackRock Advisors, LLC
BlackRock Diversified Portfolio.........  BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio.....  BlackRock Advisors, LLC
BlackRock Legacy Large Cap Growth         BlackRock Advisors, LLC
  Portfolio(4)..........................
BlackRock Money Market Portfolio........  BlackRock Advisors, LLC
Davis Venture Value Portfolio...........  Davis Selected Advisers, L.P.(1)
FI Value Leaders Portfolio..............  Pyramis Global Advisors, LLC
Jennison Growth Portfolio...............  Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio..  Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth            Loomis, Sayles & Company, L.P.
  Portfolio.............................
Met/Artisan Mid Cap Value Portfolio.....  Artisan Partners Limited
                                          Partnership
MetLife Conservative Allocation           N/A(2)
  Portfolio.............................
MetLife Conservative to Moderate          N/A(2)
  Allocation Portfolio..................
MetLife Mid Cap Stock Index Portfolio...  MetLife Investment Advisors
                                          Company, LLC
MetLife Moderate Allocation Portfolio...  N/A(2)
MetLife Moderate to Aggressive            N/A(2)
  Allocation Portfolio..................
MetLife Stock Index Portfolio...........  MetLife Investment Advisors
                                          Company, LLC
MFS(R) Total Return Portfolio...........  Massachusetts Financial Services
                                          Company
MFS(R) Value Portfolio..................  Massachusetts Financial Services
                                          Company
Morgan Stanley EAFE(R) Index Portfolio..  MetLife Investment Advisors
                                          Company, LLC
Neuberger Berman Genesis Portfolio......  Neuberger Berman Management LLC
Neuberger Berman Mid Cap Value            Neuberger Berman Management LLC
  Portfolio.............................
Oppenheimer Global Equity Portfolio.....  OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio.........  MetLife Investment Advisors
                                          Company, LLC
T. Rowe Price Large Cap Growth            T. Rowe Price Associates, Inc.
  Portfolio.............................
T. Rowe Price Small Cap Growth            T. Rowe Price Associates, Inc.
  Portfolio.............................
Western Asset Management Strategic Bond   Western Asset Management Company
  Opportunities Portfolio...............
Western Asset Management U.S. Government  Western Asset Management Company
  Portfolio.............................

-------
(1) Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers - NY, Inc., a wholly-owned subsidiary.


(2) Metropolitan Fund Allocation Portfolios: The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio and the MetLife Moderate to Aggressive Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are "fund of funds" that invest in Class A shares of a diversified group of other underlying portfolios(Eligible Funds) of the Metropolitan Fund and Met Investors Series Trust. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Allocation Portfolios. Each underlying fund has its own subadviser.




     For more information regarding the Investment Adviser and the Subadviser of the Metropolitan Fund Portfolios, see the Statement of Additional Information for the Contracts, and also see the Metropolitan Fund prospectus and its Statement of Additional Information.

     MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Met Investors Series Trust. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.


PORTFOLIO                              ADVISER (SUBADVISER)
---------                              --------------------
American Funds Balanced Allocation     N/A(1)
  Portfolio..........................
American Funds Growth Allocation       N/A(1)
  Portfolio..........................
American Funds Moderate Allocation     N/A(1)
  Portfolio..........................
BlackRock Large Cap Core Portfolio...  BlackRock Advisors, LLC
Clarion Global Real Estate             ING Clarion Real Estate Securities LLC
  Portfolio..........................
Harris Oakmark International           Harris Associates L.P.
  Portfolio..........................
Invesco Small Cap Growth               Invesco Advisers, Inc.
  Portfolio(2).......................
Janus Forty Portfolio................  Janus Capital Management LLC
Lazard Mid Cap Portfolio.............  Lazard Asset Management LLC
Legg Mason ClearBridge Aggressive      ClearBridge Advisors, LLC
  Growth Portfolio(2)................
Lord Abbett Bond Debenture             Lord, Abbett & Co. LLC
  Portfolio..........................
Met/Franklin Income Portfolio........  Franklin Advisers, Inc.
Met/Franklin Low Duration Total        Franklin Advisers, Inc.
  Return Portfolio...................
Met/Franklin Mutual Shares             Franklin Mutual Advisers, LLC
  Portfolio..........................
Met/Franklin Templeton Founding        N/A(1)
  Strategy Portfolio.................
Met/Templeton Growth Portfolio.......  Templeton Global Advisors Limited
MetLife Aggressive Strategy            N/A(1)
  Portfolio(3).......................
MFS(R) Research International          Massachusetts Financial Services
  Portfolio..........................  Company
Morgan Stanley Mid Cap Growth          Morgan Stanley Investment Management
  Portfolio..........................  Inc.
Oppenheimer Capital Appreciation       OppenheimerFunds, Inc.
  Portfolio..........................
PIMCO Inflation Protected Bond         Pacific Investment Management Company
  Portfolio..........................  LLC
PIMCO Total Return Portfolio.........  Pacific Investment Management Company
                                       LLC
RCM Technology Portfolio.............  RCM Capital Management LLC
SSgA Growth and Income ETF             SSgA Funds Management, Inc.
  Portfolio..........................
SSgA Growth ETF Portfolio............  SSgA Funds Management, Inc.
T. Rowe Price Mid Cap Growth           T. Rowe Price Associates, Inc.
  Portfolio..........................




-------

(1) This portfolio is a "fund of funds" that invests in shares of a diversified group of other underlying portfolios of the Metropolitan Fund, Met Investors Series Trust, and/or the American Funds Insurance Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers. that are responsible for the management of the Portfolios. Each underlying portfolio has its own adviser and/or subadviser.


(2) Effective after 4:00 p.m. Eastern Time on April 29, 2011, Legg Mason Value Equity Portfolio merged with and into Legg Mason ClearBridge Aggressive Growth Portfolio, and Class B shares of Legg Mason ClearBridge Aggressive Growth Portfolio were exchanged into Class A shares of the same portfolio.



(3) Effective after 4:00 p.m. Eastern Time on April 29, 2011, MetLife Aggressive Allocation Portfolio of the Metropolitan Fund merged with and into MetLife Aggressive Strategy Portfolio.

     For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information for the Contracts, and also see the Met Investors Series Trust prospectus and its Statement of Additional Information.

     Capital Research and Management Company is the Investment Adviser for the American Funds Insurance Series Funds.

PORTFOLIO                              SUBADVISER
---------                              ----------
American Funds Bond..................  N/A
American Funds Global Small            N/A
  Capitalization.....................
American Funds Growth................  N/A
American Funds Growth-Income.........  N/A


     For more information about the Investment Adviser, see the American Funds Insurance Series prospectus and its Statement of Additional Information.

     You can obtain copies of the Eligible Fund prospectuses by calling us at 1-800-777-5897. You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "FEE TABLE -- Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE
TABLE -- Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

     We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS.")

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:


     -- For the Metropolitan Fund, we offer Class A shares of the Artio International Stock, BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Davis Venture Value, FI Value Leaders, Jennison Growth, Loomis Sayles Small Cap Core, Met/Artisan Mid Cap Value, Neuberger Berman Genesis, Western Asset Management U.S. Government and Western Asset Management Strategic Bond Opportunities Portfolios; Class B shares of the Barclays Capital Aggregate Bond Index, BlackRock Aggressive Growth, BlackRock Diversified, Loomis Sayles Small Cap Growth, MetLife Mid Cap Stock Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Neuberger Berman Mid Cap Value, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation and MetLife Moderate to Aggressive Allocation Portfolios; and Class E shares of the MFS(R) Total Return, MFS(R) Value and BlackRock Large Cap Value Portfolios;



     -- For the Met Investors Series Trust, we offer Class B shares for all Portfolios except the Harris Oakmark International Portfolio which is Class E, the Legg Mason ClearBridge Aggressive Growth Portfolio, which is Class A, and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio, which are Class C; and


     --  For the American Funds Insurance Series, we offer Class 2 shares only.

     Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

                                  THE CONTRACTS

PURCHASE PAYMENTS

     Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250. The following exceptions may apply.

     -- When the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account by debit authorization, we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

     -- For Contracts bought as part of other types of retirement plans qualifying for tax-benefited treatment under the Code, we will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement).

     -- For all other Contracts, we will accept monthly purchase payments as low as $100 per month if they are made through our automated payment program. If you would like to exchange a New England Variable Fund I ("Fund I"), New England Retirement Investment Account ("Preference") or New England Variable Account ("Zenith Accumulator") contract for a Contract, we may waive the minimum initial and subsequent purchase payment amounts to correspond with the old contract. (For more information on exchanges, see Appendix D.)

     -- We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

     -- If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

     -- We will not accept purchase payments made with cash, money orders or travelers checks.


     We will accept a different amount than what is described above if required by federal tax law. We may limit purchase payments made under a Contract. Currently, we may refuse any purchase payment that would cause your Contract Value, including the value of all other Contracts you may own with us, to exceed $1,000,000. We reserve the right to not accept a purchase payment that would cause your Contract Value, including the value of all other contracts you may own with us, to exceed $5,000,000.


     NO PURCHASE PAYMENTS MAY BE MADE: (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE; OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 88 (AGE 83 IN NEW YORK). FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86 (AGE 83 IN NEW YORK).

     If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if this process is not completed within five business days unless you agree otherwise. We reserve the right to reject any application.

TRANSFER PRIVILEGE


     Transfers During the Annuity Phase. We reserve the right to restrict your transfers to one per Contract Year. Currently, we do not impose this limit. The same maximum and minimum amounts described above will apply. You may not transfer to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period. For information regarding the impact of sub-account transfers on the level of annuity payments, see the Statement of Additional Information.


     --MARKET TIMING

     Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt Eligible Fund management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, Artio International Stock Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS(R) Research International Portfolio, Morgan Stanley EAFE(R) Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio,
T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). In addition, as described below, we are required to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving and Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

     We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain underlying Eligible Funds, we rely on the Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

        AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Contract to be submitted with an original signature.

     Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Eligible Fund.

     In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

     We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

     Special rules apply to transfers involving the Fixed Account. We limit transfers out of the Fixed Account as to amount. Currently we are not imposing these restrictions but we have the right to reimpose them at any time. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See "The Fixed Account" and the Statement of Additional Information.

DOLLAR COST AVERAGING


     We will terminate the dollar cost averaging program upon notification of your death in good order.




SUSPENSION OF PAYMENTS

     We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts or to the Fixed Account when permitted under applicable federal laws, rules and regulations. Current federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.

REQUESTS AND ELECTIONS

     We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our designated Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     Subject to our restrictions on "market timing," requests for sub-account transfers, address changes or reallocation of future purchase payments may be made:

     - By telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

     -  Through your Registered Representative

     - In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594, or

     -  By fax (515) 457-4301.

     - For transfer or reallocation of future purchase payments, by Internet at http://www.nef.com.

     If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay (such as any delay in answering your telephone call), we will treat your request as having been received on the following business day.

     All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone or by fax, which may be subject to certain limitations. We may stop offering telephone or fax transactions at any time in our sole discretion.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company's Annuity Administrative Office as described above.

     A recording of daily unit values is available by calling 1-800-333-2501.

     We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

     A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions about a form or request, you should contact us or your sales representative before submitting the form or request.

     All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

                     PAYMENT ON DEATH PRIOR TO ANNUITIZATION


     If we are presented in good order with proof of your death before any requested transaction is completed (including transactions under automated investment strategies and automated withdrawal programs), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and written payment instructions or election of Spousal Continuation or Beneficiary Continuation.



OPTIONS FOR DEATH PROCEEDS



     The Beneficiary may: (1) receive payment in one sum, either by check, by placing the amount in an account that earns interest (see "Total Control Account" below), or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. If the Beneficiary does not make an election within 90 days after we receive due proof of death, at our Annuity Administrative Office, and the Beneficiary is eligible for either the Beneficiary Continuation or the Spousal Continuation provision, we will continue the Contract under the applicable provision.



     --TOTAL CONTROL ACCOUNT



     A Beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft-writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate.



     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.



                   ADMINISTRATION CHARGES, CONTINGENT DEFERRED
                        SALES CHARGE AND OTHER DEDUCTIONS



CONTINGENT DEFERRED SALES CHARGE



     We currently waive the Withdrawal Charge on required minimum distributions from, or excess contributions to, Qualified Contracts (this exception applies only to amounts that are required to be distributed from this Contract).


                                ANNUITY PAYMENTS

ELECTION OF ANNUITY

     The annuity period begins at the Maturity Date (or earlier if you surrender the Contract) and provides for payments to be made to the Payee. You may apply your contract value to one of the payment options listed below (or a comparable fixed option). By the time the older of the Contract Owner or Annuitant reaches age 95 (age 90 or ten years after issue of your Contract in New York State), and if you do not either elect to extend the maturity date on the Contract, select a pay-out option or withdraw your entire Contract Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee.

     We base the Maturity Date of your Contract on the older of the Contract Owner(s) and the Annuitant. The Maturity Date is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If your Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. You may not change the Maturity Date to an earlier date.

     If you and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. We will reset the Maturity Date if necessary, based on the age of the older Contract Owner.

     You may not change the ownership of your Contract without our consent. If you change ownership, we may require a change in the Maturity Date, based on the new Contract Owner's age. We will base the new Maturity Date on the older of the new Contract Owner and the Annuitant. The new Maturity Date will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

     Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and the age and sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Variable Annuity Payments.")

     Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

     There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial surrender, or when death proceeds are payable. (Some options are not available for death proceeds.)

     For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

     You select an annuity payment option by written request to us at our Annuity Administrative Office and subject to any applicable federal tax law restrictions.

     The Contract offers the variable annuity payment options listed below.

          Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE FOR DEATH PROCEEDS.

          Variable Life Income. We will make variable payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

          Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

          Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

     Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option. Any Contract value in the Fixed Account will be applied to provide fixed, not variable, payments.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

     You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

     Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

     - The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     - The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

     - The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and federal tax law, which among other things, may restrict payment to the life expectancy of the payee and/or may limit the

----------
* It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.

choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

     See the section entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" to find out whether a Contingent Deferred Sales Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

     We continue to assess the Mortality and Expense Risk Charge and the Administrative Asset Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which we bear no mortality risk.

AMOUNT OF VARIABLE ANNUITY PAYMENTS

     At the Maturity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, administration contract, and contingent deferred sales charges and by any outstanding loan plus accrued interest) is applied toward the purchase of annuity payments. We determine the amount of monthly variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.


     The Fixed Account is not available under variable payment options. Current annuity purchase rates may be changed by us periodically, and we will apply them prospectively on a non-discriminatory basis.


     We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

     When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

     For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

          1. Plans qualified under Section 401(a) or 403(a) ("Qualified Plans") of the Internal Revenue Code (the "Code");

          2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

          3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of
     Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

          4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

          5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including federal employees ("Governmental Plans").

     An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously may have been available for use in TSA Plans funded by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with Section 401(k) plans.

     For any tax qualified account (e.g. 401(k) plan or IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

     A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Considerations--Taxation of Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

     In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

     Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.

                        FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

     Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate (15% in 2006) applicable to long-term capital gains and qualifying dividends.

     Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.

TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


     Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code.


     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



     Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     - made on or after the taxpayer reaches age 59 1/2;

     - made on or after the death of an Owner;

     - attributable to the taxpayer's becoming disabled;

     - made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

     - under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

     Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

     In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

     The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that
(a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

     Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract. At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract.

     Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

     The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.


     Partial Annuitization. Starting in 2011, if your Contract allows and you elect to apply less than the entire Contract Value to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser prior to electing partial annuitization of your Contract.


     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as "Payment on Death Prior to Annuitization" in your prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

     Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

     Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.


     Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


     Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (currently, $5,000 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE INTERNAL REVENUE SERVICE HAS APPROVED THE FORMS OF THE IRA AND SIMPLE IRA ENDORSEMENTS WHEN USED WITH THE CONTRACT AND ITS RIDERS. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.


     SIMPLE IRA's permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $11,500 for 2011. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


     Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.

     Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties under new IRS regulations affecting 403(b) plans and arrangements.

     Under IRS regulations adopted in 2007, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

     In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

     Death Benefits. FOR CONTRACTS PURCHASED IN CONNECTION WITH QUALIFIED PLANS UNDER SECTION 401(A) OR TSA PLANS UNDER SECTION 403(B), CERTAIN DEATH BENEFITS COULD CONCEIVABLY BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN CERTAIN PENSION OR PROFIT-SHARING PLANS. BECAUSE THE DEATH BENEFIT IN CERTAIN CASES MAY EXCEED THIS LIMITATION, EMPLOYERS USING THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD CONSULT THEIR TAX ADVISER.

     Eligible Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

     Loans. IF YOUR QUALIFIED PLAN OR TSA PLAN CONTRACT PERMITS LOANS, THE AMOUNT OF SUCH LOANS, THE REPAYMENT TERMS AND THE TREATMENT OF DEFAULTS ARE SUBJECT TO LIMITATIONS AND RULES UNDER SECTION 72(P) OF THE CODE AND THE REGULATIONS THEREUNDER. THE TERMS OF YOUR LOAN WILL BE GOVERNED BY YOUR LOAN AGREEMENT AND THE REQUIREMENTS OF THE TAX LAW (AND ERISA, WHERE APPLICABLE). FAILURE TO SATISFY THESE REQUIREMENTS WILL RESULT IN ADVERSE TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER PRIOR TO APPLYING FOR A LOAN.


     Required Minimum Distributions ("RMDs"). Qualified Contracts (including Contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

     Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

     The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.


     Suspension of Minimum Distribution Rules during 2009. For RMDs following the death of the Owner or Annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a Contract Owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.


     Other Tax Issues. Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

     Tax Credits and Deductions. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

     Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

     -- The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     -- The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

     -- The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


     Puerto Rico Tax Considerations. The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                                  VOTING RIGHTS

     We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

     Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a sub-account and the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which we have received voting instructions.

     We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

     The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.

                          DISTRIBUTION OF THE CONTRACTS

     We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Contracts. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Certain of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Expense Table" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.55% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Contract.

     Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Contract over similar products issued by non-affiliates.

     With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force.

     Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.

     Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above.

     Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

     Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

     The commissions payable for Contract sales by selling firms will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     Commissions and other incentives or payments described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

     We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc., Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

                                THE FIXED ACCOUNT

     You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate required by your state.

     We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. Currently, we are not imposing these restrictions but we have the right to reimpose them at any time. These limits also do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which you made deposits into the Fixed Account. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. We reserve the right to restrict purchase payments and transfers to the Fixed Account. See the Statement of Additional Information.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

     It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.

                              FINANCIAL STATEMENTS

     Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, New York 10036, telephoning 1-800-356-5015 or visiting our website at www.nef.com.

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                         CONDENSED FINANCIAL INFORMATION

     Set forth below are accumulation unit values through December 31, 2008 for each Sub-Account of the New England Variable Annuity Separate Account.



                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008......................     10.008520          7.014083                0
  01/01/2009 to 12/31/2009......................      7.014083          8.949403               24
  01/01/2010 to 12/31/2010......................      8.949403          9.903175               24
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008......................      9.998521          6.362008                0
  01/01/2009 to 12/31/2009......................      6.362008          8.413264                6
  01/01/2010 to 12/31/2010......................      8.413264          9.419662                6
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008......................     10.018520          7.688026               28
  01/01/2009 to 12/31/2009......................      7.688026          9.359536               28
  01/01/2010 to 12/31/2010......................      9.359536         10.148870                8
Artio International Stock Sub-Account (formerly
  Julius Baer International Stock Sub-Account
  previously FI International Stock Sub-Account
  and before that, Putnam International Stock
  Sub-Account)
  04/19/1995 to 12/31/1995......................      1.219265          1.264600            2,523
  01/01/1996 to 12/31/1996......................      1.264600          1.330771           10,944
  01/01/1997 to 12/31/1997......................      1.330771          1.295867           18,722
  01/01/1998 to 12/31/1998......................      1.295867          1.371486           24,795
  01/01/1999 to 12/31/1999......................      1.371486          1.686150           23,222
  01/01/2000 to 12/31/2000......................      1.686150          1.493953           24,922
  01/01/2001 to 12/31/2001......................      1.493953          1.170310           21,118
  01/01/2002 to 12/31/2002......................      1.170310          0.952605           16,851
  01/01/2003 to 12/31/2003......................      0.952605          1.203392           13,909
  01/01/2004 to 12/31/2004......................      1.203392          1.403215           11,323
  01/01/2005 to 12/31/2005......................      1.403215          1.633696            9,164
  01/01/2006 to 12/31/2006......................      1.633696          1.877631            7,482
  01/01/2007 to 12/31/2007......................      1.877631          2.043649            5,721
  01/01/2008 to 12/31/2008......................      2.043649          1.126487            4,153
  01/01/2009 to 12/31/2009......................      1.126487          1.357765            3,487
  01/01/2010 to 12/31/2010......................      1.357765          1.436166            2,800

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Barclays Capital Aggregate Bond Index Sub-
  Account
  01/22/2001 to 12/31/2001......................      1.077060          1.130647            1,823
  01/01/2002 to 12/31/2002......................      1.130647          1.226382            3,457
  01/01/2003 to 12/31/2003......................      1.226382          1.250846            2,633
  01/01/2004 to 12/31/2004......................      1.250846          1.281466            2,355
  01/01/2005 to 12/31/2005......................      1.281466          1.287755            2,032
  01/01/2006 to 12/31/2006......................      1.287755          1.318979            1,752
  01/01/2007 to 12/31/2007......................      1.318979          1.387871            1,241
  01/01/2008 to 12/31/2008......................      1.387871          1.446308              757
  01/01/2009 to 12/31/2009......................      1.446308          1.497970              720
  01/01/2010 to 12/31/2010......................      1.497970          1.562025              348
BlackRock Aggressive Growth Sub-Account
  05/01/2004 to 12/31/2004......................     33.837186         37.527489                0
  01/01/2005 to 12/31/2005......................     37.527489         40.888321                0
  01/01/2006 to 12/31/2006......................     40.888321         42.950645                1
  01/01/2007 to 12/31/2007......................     42.950645         50.946160                1
  01/01/2008 to 12/31/2008......................     50.946160         27.221237                1
  01/01/2009 to 12/31/2009......................     27.221237         40.032187                1
  01/01/2010 to 12/31/2010......................     40.032187         45.417642                1
BlackRock Bond Income Sub-Account
  04/19/1995 to 12/31/1995......................      2.700549          3.037039            1,299
  01/01/1996 to 12/31/1996......................      3.037039          3.134109            4,588
  01/01/1997 to 12/31/1997......................      3.134109          3.428788            7,595
  01/01/1998 to 12/31/1998......................      3.428788          3.688741           14,529
  01/01/1999 to 12/31/1999......................      3.688741          3.622325           14,185
  01/01/2000 to 12/31/2000......................      3.622325          3.865022           12,000
  01/01/2001 to 12/31/2001......................      3.865022          4.148726           11,591
  01/01/2002 to 12/31/2002......................      4.148726          4.439035           10,326
  01/01/2003 to 12/31/2003......................      4.439035          4.635857            7,849
  01/01/2004 to 12/31/2004......................      4.635857          4.776225            6,091
  01/01/2005 to 12/31/2005......................      4.776225          4.826075            4,782
  01/01/2006 to 12/31/2006......................      4.826075          4.971634            3,953
  01/01/2007 to 12/31/2007......................      4.971634          5.213355            3,052
  01/01/2008 to 12/31/2008......................      5.213355          4.966947            2,169
  01/01/2009 to 12/31/2009......................      4.966947          5.364304            1,716
  01/01/2010 to 12/31/2010......................      5.364304          5.733619            1,441

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
BlackRock Diversified Sub-Account
  05/01/2004 to 12/31/2004......................     35.648033         38.474665                5
  01/01/2005 to 12/31/2005......................     38.474665         39.030259                2
  01/01/2006 to 12/31/2006......................     39.030259         42.453752                1
  01/01/2007 to 12/31/2007......................     42.453752         44.233819                1
  01/01/2008 to 12/31/2008......................     44.233819         32.744483                1
  01/01/2009 to 12/31/2009......................     32.744483         37.797645                1
  01/01/2010 to 12/31/2010......................     37.797645         40.764419                0
BlackRock Large Cap Core Sub-Account (Class B)
  04/30/2007 to 12/31/2007......................      7.903839          7.974359               14
  01/01/2008 to 12/31/2008......................      7.974359          4.932059               13
  01/01/2009 to 12/31/2009......................      4.932059          5.800016               31
  01/01/2010 to 12/31/2010......................      5.800016          6.434971               22
BlackRock Large Cap Core Sub-Account
  05/01/2001 to 12/31/2001......................      7.438047          6.526184               15
  01/01/2002 to 12/31/2002......................      6.526184          4.746347               15
  01/01/2003 to 12/31/2003......................      4.746347          6.083176               18
  01/01/2004 to 12/31/2004......................      6.083176          6.637413               20
  01/01/2005 to 12/31/2005......................      6.637413          6.765857               13
  01/01/2006 to 12/31/2006......................      6.765857          7.598828               16
  01/01/2007 to 04/27/2007......................      7.598828          7.970421                0
BlackRock Large Cap Value Sub-Account
  05/01/2002 to 12/31/2002......................      1.000000          0.792674              128
  01/01/2003 to 12/31/2003......................      0.792674          1.058977              362
  01/01/2004 to 12/31/2004......................      1.058977          1.183913              529
  01/01/2005 to 12/31/2005......................      1.183913          1.234553              506
  01/01/2006 to 12/31/2006......................      1.234553          1.451955              449
  01/01/2007 to 12/31/2007......................      1.451955          1.479249              254
  01/01/2008 to 12/31/2008......................      1.479249          0.948016              127
  01/01/2009 to 12/31/2009......................      0.948016          1.039840              104
  01/01/2010 to 12/31/2010......................      1.039840          1.118261              103

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
BlackRock Legacy Large Cap Growth Sub-Account
  04/19/1995 to 12/31/1995......................      1.091430          1.402375            3,908
  01/01/1996 to 12/31/1996......................      1.402375          1.565675           18,547
  01/01/1997 to 12/31/1997......................      1.565675          1.940577           32,284
  01/01/1998 to 12/31/1998......................      1.940577          2.829403           49,761
  01/01/1999 to 12/31/1999......................      2.829403          3.744249           56,626
  01/01/2000 to 12/31/2000......................      3.744249          3.188694           53,630
  01/01/2001 to 12/31/2001......................      3.188694          2.767486           43,123
  01/01/2002 to 12/31/2002......................      2.767486          1.824580           32,418
  01/01/2003 to 12/31/2003......................      1.824580          2.432889           26,070
  01/01/2004 to 12/31/2004......................      2.432889          2.611739           20,867
  01/01/2005 to 12/31/2005......................      2.611739          2.757292           16,284
  01/01/2006 to 12/31/2006......................      2.757292          2.832779           12,406
  01/01/2007 to 12/31/2007......................      2.832779          3.317618            9,342
  01/01/2008 to 12/31/2008......................      3.317618          2.078102            6,871
  01/01/2009 to 12/31/2009......................      2.078102          2.804512            5,743
  01/01/2010 to 12/31/2010......................      2.804512          3.315327            4,619
BlackRock Legacy Large Cap Growth Sub-Account
  (Class A)(10) (formerly FI Large Cap Sub-
  Account)
  05/01/2006 to 12/31/2006......................     17.174056         17.379668                0
  01/01/2007 to 12/31/2007......................     17.379668         17.783641                0
  01/01/2008 to 12/31/2008......................     17.783641          9.658126                0
  01/01/2009 to 05/01/2009......................      9.658126         10.080816                0

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
BlackRock Money Market Sub-Account
  04/19/1995 to 12/31/1995......................      1.834830          1.889065            2,759
  01/01/1996 to 12/31/1996......................      1.889065          1.959126            9,258
  01/01/1997 to 12/31/1997......................      1.959126          2.036045            8,797
  01/01/1998 to 12/31/1998......................      2.036045          2.114493           14,711
  01/01/1999 to 12/31/1999......................      2.114493          2.189734           14,979
  01/01/2000 to 12/31/2000......................      2.189734          2.294889           10,956
  01/01/2001 to 12/31/2001......................      2.294889          2.353490           11,966
  01/01/2002 to 12/31/2002......................      2.353490          2.354852           12,322
  01/01/2003 to 12/31/2003......................      2.354852          2.342007            6,242
  01/01/2004 to 12/31/2004......................      2.342007          2.333289            4,416
  01/01/2005 to 12/31/2005......................      2.333289          2.368696            3,441
  01/01/2006 to 12/31/2006......................      2.368696          2.449470            3,565
  01/01/2007 to 12/31/2007......................      2.449470          2.539147            2,881
  01/01/2008 to 12/31/2008......................      2.539147          2.576484            3,471
  01/01/2009 to 12/31/2009......................      2.576484          2.552625            2,071
  01/01/2010 to 12/31/2010......................      2.552625          2.518663            1,614
Clarion Global Real Estate Sub-Account
  05/01/2004 to 12/31/2004......................      9.998890         12.837948              124
  01/01/2005 to 12/31/2005......................     12.837948         14.349118               76
  01/01/2006 to 12/31/2006......................     14.349118         19.477708              144
  01/01/2007 to 12/31/2007......................     19.477708         16.331587               81
  01/01/2008 to 12/31/2008......................     16.331587          9.397489               62
  01/01/2009 to 12/31/2009......................      9.397489         12.491898               58
  01/01/2010 to 12/31/2010......................     12.491898         14.309516               45

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Davis Venture Value Sub-Account
  04/19/1995 to 12/31/1995......................      1.071598          1.323183            3,798
  01/01/1996 to 12/31/1996......................      1.323183          1.642613           17,783
  01/01/1997 to 12/31/1997......................      1.642613          2.163463           39,083
  01/01/1998 to 12/31/1998......................      2.163463          2.442138           57,831
  01/01/1999 to 12/31/1999......................      2.442138          2.831476           58,967
  01/01/2000 to 12/31/2000......................      2.831476          3.058670           56,016
  01/01/2001 to 12/31/2001......................      3.058670          2.681119           48,321
  01/01/2002 to 12/31/2002......................      2.681119          2.212079           38,529
  01/01/2003 to 12/31/2003......................      2.212079          2.856131           32,039
  01/01/2004 to 12/31/2004......................      2.856131          3.166266           26,622
  01/01/2005 to 12/31/2005......................      3.166266          3.445613           21,160
  01/01/2006 to 12/31/2006......................      3.445613          3.895200           16,796
  01/01/2007 to 12/31/2007......................      3.895200          4.018597           12,595
  01/01/2008 to 12/31/2008......................      4.018597          2.404504            8,996
  01/01/2009 to 12/31/2009......................      2.404504          3.131078            7,105
  01/01/2010 to 12/31/2010......................      3.131078          3.459797            5,661
FI Value Leaders Sub-Account
  04/19/1995 to 12/31/1995......................      1.193057          1.485762            2,885
  01/01/1996 to 12/31/1996......................      1.485762          1.730922            9,527
  01/01/1997 to 12/31/1997......................      1.730922          2.279329           18,638
  01/01/1998 to 12/31/1998......................      2.279329          2.798615           35,465
  01/01/1999 to 12/31/1999......................      2.798615          3.019311           40,407
  01/01/2000 to 12/31/2000......................      3.019311          2.825493           33,874
  01/01/2001 to 12/31/2001......................      2.825493          2.399187           27,130
  01/01/2002 to 12/31/2002......................      2.399187          1.906333           20,628
  01/01/2003 to 12/31/2003......................      1.906333          2.387056           16,145
  01/01/2004 to 12/31/2004......................      2.387056          2.678230           13,091
  01/01/2005 to 12/31/2005......................      2.678230          2.925027           10,163
  01/01/2006 to 12/31/2006......................      2.925027          3.230226            8,413
  01/01/2007 to 12/31/2007......................      3.230226          3.320480            6,236
  01/01/2008 to 12/31/2008......................      3.320480          1.999940            4,115
  01/01/2009 to 12/31/2009......................      1.999940          2.404152            3,374
  01/01/2010 to 12/31/2010......................      2.404152          2.717356            2,757

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Harris Oakmark International Sub-Account
  05/01/2002 to 12/31/2002......................      1.059909          0.884317               17
  01/01/2003 to 12/31/2003......................      0.884317          1.179141              322
  01/01/2004 to 12/31/2004......................      1.179141          1.403956            1,417
  01/01/2005 to 12/31/2005......................      1.403956          1.582899            1,626
  01/01/2006 to 12/31/2006......................      1.582899          2.014401            1,779
  01/01/2007 to 12/31/2007......................      2.014401          1.967374            1,686
  01/01/2008 to 12/31/2008......................      1.967374          1.148507            1,110
  01/01/2009 to 12/31/2009......................      1.148507          1.759340              837
  01/01/2010 to 12/31/2010......................      1.759340          2.022260              717
Invesco Small Cap Growth Sub-Account(11)
  (previously Met/AIM Small Cap Growth Sub-
  Account)
  05/01/2002 to 12/31/2002......................      1.122499          0.847816              248
  01/01/2003 to 12/31/2003......................      0.847816          1.161543              395
  01/01/2004 to 12/31/2004......................      1.161543          1.219639              334
  01/01/2005 to 12/31/2005......................      1.219639          1.302794              161
  01/01/2006 to 12/31/2006......................      1.302794          1.467670              140
  01/01/2007 to 12/31/2007......................      1.467670          1.608185              127
  01/01/2008 to 12/31/2008......................      1.608185          0.972100               38
  01/01/2009 to 12/31/2009......................      0.972100          1.283419               29
  01/01/2010 to 12/31/2010......................      1.283419          1.597753               20
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007......................    147.677871        181.223032                1
  01/01/2008 to 12/31/2008......................    181.223032        103.701265                2
  01/01/2009 to 12/31/2009......................    103.701265        146.155544                2
  01/01/2010 to 12/31/2010......................    146.155544        157.746823                2
Jennison Growth Sub-Account(6) (formerly
  Met/Putnam Voyager Sub-Account)
  05/01/2000 to 12/31/2000......................      1.000000          0.723482            1,745
  01/01/2001 to 12/31/2001......................      0.723482          0.493718            2,323
  01/01/2002 to 12/31/2002......................      0.493718          0.346263            1,943
  01/01/2003 to 12/31/2003......................      0.346263          0.430125            1,673
  01/01/2004 to 12/31/2004......................      0.430125          0.445480            1,294
  01/01/2005 to 04/30/2005......................      0.445480          0.410028            1,066

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Jennison Growth Sub-Account
  05/01/2005 to 12/31/2005......................      0.411193          0.495120              820
  01/01/2006 to 12/31/2006......................      0.495120          0.501963              828
  01/01/2007 to 12/31/2007......................      0.501963          0.553005              736
  01/01/2008 to 12/31/2008......................      0.553005          0.346832              519
  01/01/2009 to 12/31/2009......................      0.346832          0.479017              384
  01/01/2010 to 12/31/2010......................      0.479017          0.527548              373
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002......................      1.140016          0.967182              166
  01/01/2003 to 12/31/2003......................      0.967182          1.203979              321
  01/01/2004 to 12/31/2004......................      1.203979          1.358861              400
  01/01/2005 to 12/31/2005......................      1.358861          1.448732              294
  01/01/2006 to 12/31/2006......................      1.448732          1.639116              241
  01/01/2007 to 12/31/2007......................      1.639116          1.573190              222
  01/01/2008 to 12/31/2008......................      1.573190          0.957591               95
  01/01/2009 to 12/31/2009......................      0.957591          1.292055               73
  01/01/2010 to 12/31/2010......................      1.292055          1.566132               66
Legg Mason ClearBridge Aggressive Growth
  Portfolio Sub-Account (Formerly Legg Mason
  Partners Aggressive Growth Sub-Account(8)
  (formerly Legg Mason Aggressive Growth Sub-
  Account which was formerly Janus Aggressive
  Growth Sub-Account, and before that, Janus
  Growth Sub-Account))
  05/01/2001 to 12/31/2001......................      1.000000          0.774950              467
  01/01/2002 to 12/31/2002......................      0.774950          0.528917              448
  01/01/2003 to 12/31/2003......................      0.528917          0.677855              480
  01/01/2004 to 12/31/2004......................      0.677855          0.725187              298
  01/01/2005 to 12/31/2005......................      0.725187          0.812625              408
  01/01/2006 to 12/31/2006......................      0.812625          0.787821              336
  01/01/2007 to 12/31/2007......................      0.787821          0.794818              311
  01/01/2008 to 12/31/2008......................      0.794818          0.477910              155
  01/01/2009 to 12/31/2009......................      0.477910          0.626916               75
  01/01/2010 to 12/31/2010......................      0.626916          0.765639               63

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Legg Mason Value Equity Sub-Account(2) (formerly
  MFS(R) Investors Trust Sub-Account and, before
  that, MFS(R) Research Managers Sub-Account)
  07/01/1999 to 12/31/1999......................      1.058573          1.187199            1,847
  01/01/2000 to 12/31/2000......................      1.187199          1.128742            8,233
  01/01/2001 to 12/31/2001......................      1.128742          0.880195            5,193
  01/01/2002 to 12/31/2002......................      0.880195          0.658956            3,627
  01/01/2003 to 12/31/2003......................      0.658956          0.806814            3,018
  01/01/2004 to 04/30/2004......................      0.806814          0.822299            2,883
Legg Mason Value Equity Sub-Account(7) (formerly
  MFS(R) Investors Trust Sub-Account)
  07/01/1999 to 12/31/1999......................      1.025647          1.019236            2,303
  01/01/2000 to 12/31/2000......................      1.019236          1.004142            3,719
  01/01/2001 to 12/31/2001......................      1.004142          0.832779            3,188
  01/01/2002 to 12/31/2002......................      0.832779          0.655545            2,445
  01/01/2003 to 12/31/2003......................      0.655545          0.788060            1,763
  01/01/2004 to 12/31/2004......................      0.788060          0.865864            3,733
  01/01/2005 to 12/31/2005......................      0.865864          0.916386            3,102
  01/01/2006 to 04/30/2006......................      0.916386          0.959644                0
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006......................      0.954761          1.025283            2,145
  01/01/2007 to 12/31/2007......................      1.025283          0.953585            1,514
  01/01/2008 to 12/31/2008......................      0.953585          0.428705            1,048
  01/01/2009 to 12/31/2009......................      0.428705          0.582779              903
  01/01/2010 to 12/31/2010......................      0.582779          0.620100              780

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Loomis Sayles Small Cap Core Sub-Account(13)
  (formerly Loomis Sayles Small Cap Sub-Account)
  04/19/1995 to 12/31/1995......................      1.010468          1.219226            2,427
  01/01/1996 to 12/31/1996......................      1.219226          1.571807            9,083
  01/01/1997 to 12/31/1997......................      1.571807          1.936137           26,450
  01/01/1998 to 12/31/1998......................      1.936137          1.877786           35,171
  01/01/1999 to 12/31/1999......................      1.877786          2.440858           30,705
  01/01/2000 to 12/31/2000......................      2.440858          2.534666           12,155
  01/01/2001 to 12/31/2001......................      2.534666          2.279741           26,119
  01/01/2002 to 12/31/2002......................      2.279741          1.764311           19,731
  01/01/2003 to 12/31/2003......................      1.764311          2.375446           16,319
  01/01/2004 to 12/31/2004......................      2.375446          2.727533           13,564
  01/01/2005 to 12/31/2005......................      2.727533          2.877461           10,924
  01/01/2006 to 12/31/2006......................      2.877461          3.312505            8,574
  01/01/2007 to 12/31/2007......................      3.312505          3.656787            6,598
  01/01/2008 to 12/31/2008......................      3.656787          2.312600            4,838
  01/01/2009 to 12/31/2009......................      2.312600          2.971739            3,935
  01/01/2010 to 12/31/2010......................      2.971739          3.738969            3,136
Loomis Sayles Small Cap Growth Sub-Account(14)
  (formerly Franklin Templeton Small Cap Growth
  Sub-Account)
  05/01/2001 to 12/31/2001......................      1.000000          0.880003              645
  01/01/2002 to 12/31/2002......................      0.880003          0.624736              823
  01/01/2003 to 12/31/2003......................      0.624736          0.891284            1,340
  01/01/2004 to 12/31/2004......................      0.891284          0.977320            1,278
  01/01/2005 to 12/31/2005......................      0.977320          1.006592              806
  01/01/2006 to 12/31/2006......................      1.006592          1.089662              620
  01/01/2007 to 12/31/2007......................      1.089662          1.121357              371
  01/01/2008 to 12/31/2008......................      1.121357          0.649277              282
  01/01/2009 to 12/31/2009......................      0.649277          0.830666              237
  01/01/2010 to 12/31/2010......................      0.830666          1.076434              159

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Lord Abbett Bond Debenture Sub-Account
  05/01/2001 to 12/31/2001......................      1.389438          1.374719              103
  01/01/2002 to 12/31/2002......................      1.374719          1.348509              616
  01/01/2003 to 12/31/2003......................      1.348509          1.585323            1,265
  01/01/2004 to 12/31/2004......................      1.585323          1.691738            1,162
  01/01/2005 to 12/31/2005......................      1.691738          1.694040              986
  01/01/2006 to 12/31/2006......................      1.694040          1.824279              876
  01/01/2007 to 12/31/2007......................      1.824279          1.917566              661
  01/01/2008 to 12/31/2008......................      1.917566          1.539848              489
  01/01/2009 to 12/31/2009......................      1.539848          2.077856              406
  01/01/2010 to 12/31/2010......................      2.077856          2.315798              327
Met/Artisan Mid Cap Value Sub-Account
  04/19/1995 to 12/31/1995......................      1.201698          1.438865            2,010
  01/01/1996 to 12/31/1996......................      1.438865          1.669358            9,083
  01/01/1997 to 12/31/1997......................      1.669358          1.932280           15,872
  01/01/1998 to 12/31/1998......................      1.932280          1.802285           17,610
  01/01/1999 to 12/31/1999......................      1.802285          1.784358           19,212
  01/01/2000 to 12/31/2000......................      1.784358          2.120229           16,342
  01/01/2001 to 12/31/2001......................      2.120229          2.672703           14,395
  01/01/2002 to 12/31/2002......................      2.672703          2.403843           17,343
  01/01/2003 to 12/31/2003......................      2.403843          3.146117           13,696
  01/01/2004 to 12/31/2004......................      3.146117          3.412124           11,273
  01/01/2005 to 12/31/2005......................      3.412124          3.702507            8,748
  01/01/2006 to 12/31/2006......................      3.702507          4.107923            6,778
  01/01/2007 to 12/31/2007......................      4.107923          3.775411            5,047
  01/01/2008 to 12/31/2008......................      3.775411          2.011046            3,461
  01/01/2009 to 12/31/2009......................      2.011046          2.808727            2,728
  01/01/2010 to 12/31/2010......................      2.808727          3.187943            2,098

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
MFS(R) Research International Sub-Account
  05/01/2001 to 12/31/2001......................      0.972280          0.848201              201
  01/01/2002 to 12/31/2002......................      0.848201          0.738048              313
  01/01/2003 to 12/31/2003......................      0.738048          0.961525              518
  01/01/2004 to 12/31/2004......................      0.961525          1.134143              840
  01/01/2005 to 12/31/2005......................      1.134143          1.302739              992
  01/01/2006 to 12/31/2006......................      1.302739          1.626745              978
  01/01/2007 to 12/31/2007......................      1.626745          1.818114              695
  01/01/2008 to 12/31/2008......................      1.818114          1.033771              546
  01/01/2009 to 12/31/2009......................      1.033771          1.341854              344
  01/01/2010 to 12/31/2010......................      1.341854          1.474851              271
MFS(R) Total Return Sub-Account(1) (formerly
  Balance Sub-Account)
  04/19/1995 to 12/31/1995......................      1.073645          1.227281            3,848
  01/01/1996 to 12/31/1996......................      1.227281          1.415482           17,356
  01/01/1997 to 12/31/1997......................      1.415482          1.622453           33,627
  01/01/1998 to 12/31/1998......................      1.622453          1.746518           49,657
  01/01/1999 to 12/31/1999......................      1.746518          1.635868           44,498
  01/01/2000 to 12/31/2000......................      1.635868          1.583103           34,052
  01/01/2001 to 12/31/2001......................      1.583103          1.492281           29,176
  01/01/2002 to 12/31/2002......................      1.492281          1.272895           22,180
  01/01/2003 to 12/31/2003......................      1.272895          1.503906           18,686
  01/01/2004 to 04/30/2004......................      1.503906          1.491745           17,780
MFS(R) Total Return Sub-Account (Class E)
  05/01/2004 to 12/31/2004......................     38.119840         41.490362              830
  01/01/2005 to 12/31/2005......................     41.490362         42.144039              467
  01/01/2006 to 12/31/2006......................     42.144039         46.585191              379
  01/01/2007 to 12/31/2007......................     46.585191         47.897748              306
  01/01/2008 to 12/31/2008......................     47.897748         36.731880              215
  01/01/2009 to 12/31/2009......................     36.731880         42.914039              177
  01/01/2010 to 12/31/2010......................     42.914039         46.538129              147

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
MFS(R) Value Sub-Account (Class E)
  05/01/2002 to 12/31/2002......................      1.186098          0.973174              834
  01/01/2003 to 12/31/2003......................      0.973174          1.203425            1,137
  01/01/2004 to 12/31/2004......................      1.203425          1.321295            1,194
  01/01/2005 to 12/31/2005......................      1.321295          1.283517            1,083
  01/01/2006 to 12/31/2006......................      1.283517          1.493445              540
  01/01/2007 to 12/31/2007......................      1.493445          1.415429              365
  01/01/2008 to 12/31/2008......................      1.415429          0.927051              181
  01/01/2009 to 12/31/2009......................      0.927051          1.103678              209
  01/01/2010 to 12/31/2010......................      1.103678          1.211421              156
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008......................      9.998521          7.989129                0
  01/01/2009 to 12/31/2009......................      7.989129         10.075432                2
  01/01/2010 to 12/31/2010......................     10.075432         11.115352                4
Met/Franklin Mutual Shares Sub-Account (Class C)
  04/28/2008 to 12/31/2008......................      9.998521          6.602417                0
  01/01/2009 to 12/31/2009......................      6.602417          8.134815                0
  01/01/2010 to 12/31/2010......................      8.134815          8.910472                0
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008......................      9.998521          7.036062                0
  01/01/2009 to 12/31/2009......................      7.036062          8.923673                2
  01/01/2010 to 12/31/2010......................      8.923673          9.688484                2
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008......................      9.998521          6.571545                1
  01/01/2009 to 12/31/2009......................      6.571545          8.598370                4
  01/01/2010 to 12/31/2010......................      8.598370          9.132809                4
MetLife Mid Cap Stock Index Sub-Account
  01/22/2001 to 12/31/2001......................      1.036337          1.030603              688
  01/01/2002 to 12/31/2002......................      1.030603          0.863156              764
  01/01/2003 to 12/31/2003......................      0.863156          1.145805              925
  01/01/2004 to 12/31/2004......................      1.145805          1.308103            1,018
  01/01/2005 to 12/31/2005......................      1.308103          1.445754            1,012
  01/01/2006 to 12/31/2006......................      1.445754          1.566577              598
  01/01/2007 to 12/31/2007......................      1.566577          1.661625              502
  01/01/2008 to 12/31/2008......................      1.661625          1.042930              366
  01/01/2009 to 12/31/2009......................      1.042930          1.407348              258
  01/01/2010 to 12/31/2010......................      1.407348          1.749425              213

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
MetLife Stock Index Sub-Account
  01/22/2001 to 12/31/2001......................      4.149787          3.528064              491
  01/01/2002 to 12/31/2002......................      3.528064          2.696977              795
  01/01/2003 to 12/31/2003......................      2.696977          3.402464              845
  01/01/2004 to 12/31/2004......................      3.402464          3.701757              723
  01/01/2005 to 12/31/2005......................      3.701757          3.812071              643
  01/01/2006 to 12/31/2006......................      3.812071          4.332252              466
  01/01/2007 to 12/31/2007......................      4.332252          4.486461              355
  01/01/2008 to 12/31/2008......................      4.486461          2.776952              212
  01/01/2009 to 12/31/2009......................      2.776952          3.449865              180
  01/01/2010 to 12/31/2010......................      3.449865          3.896822              166
Morgan Stanley EAFE(R) Index Sub-Account
  01/22/2001 to 12/31/2001......................      1.102261          0.852904              430
  01/01/2002 to 12/31/2002......................      0.852904          0.700428              790
  01/01/2003 to 12/31/2003......................      0.700428          0.948112              931
  01/01/2004 to 12/31/2004......................      0.948112          1.115629            1,104
  01/01/2005 to 12/31/2005......................      1.115629          1.243057              930
  01/01/2006 to 12/31/2006......................      1.243057          1.538514            1,346
  01/01/2007 to 12/31/2007......................      1.538514          1.677449              871
  01/01/2008 to 12/31/2008......................      1.677449          0.956529              297
  01/01/2009 to 12/31/2009......................      0.956529          1.210659              238
  01/01/2010 to 12/31/2010......................      1.210659          1.288947              203
Morgan Stanley Mid Cap Growth Sub-Account
  05/03/2010 to 12/31/2010......................      1.295933          1.505614              159
Morgan Stanley Mid Cap Growth Sub-Account(12)
  (previously FI Mid Cap Opportunities Sub-
  Account(4))
  05/01/2002 to 12/31/2002......................      1.000000          0.810636               16
  01/01/2003 to 12/31/2003......................      0.810636          1.136382              222
  01/01/2004 to 04/30/2004......................      1.136382          1.126280              288

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Morgan Stanley Mid Cap Growth Sub-Account(12)
  (previously FI Mid Cap Opportunities Sub-
  Account(3) and before that Janus Mid Cap Sub-
  Account)
  01/22/2001 to 12/31/2001......................      2.599143          1.552375              593
  01/01/2002 to 12/31/2002......................      1.552375          1.084732              299
  01/01/2003 to 12/31/2003......................      1.084732          1.437015              337
  01/01/2004 to 12/31/2004......................      1.437015          1.656255              581
  01/01/2005 to 12/31/2005......................      1.656255          1.742990              401
  01/01/2006 to 12/31/2006......................      1.742990          1.918448              298
  01/01/2007 to 12/31/2007......................      1.918448          2.046087              250
  01/01/2008 to 12/31/2008......................      2.046087          0.899628              183
  01/01/2009 to 12/31/2009......................      0.899628          1.185187              181
  01/01/2010 to 04/30/2010......................      1.185187          1.282944                0
Neuberger Berman Genesis Sub-Account(13)
  (previously BlackRock Strategic Value Sub-
  Account)
  01/22/2001 to 12/31/2001......................      1.234067          1.400918            4,563
  01/01/2002 to 12/31/2002......................      1.400918          1.087462            6,425
  01/01/2003 to 12/31/2003......................      1.087462          1.610821            6,085
  01/01/2004 to 12/31/2004......................      1.610821          1.832998            5,774
  01/01/2005 to 12/31/2005......................      1.832998          1.883604            4,282
  01/01/2006 to 12/31/2006......................      1.883604          2.169313            2,938
  01/01/2007 to 12/31/2007......................      2.169313          2.066181            2,053
  01/01/2008 to 12/31/2008......................      2.066181          1.255554            1,372
  01/01/2009 to 12/31/2009......................      1.255554          1.401636            1,011
  01/01/2010 to 12/31/2010......................      1.401636          1.681238              682
Neuberger Berman Mid Cap Value Sub-Account
  05/01/2001 to 12/31/2001......................      1.542542          1.503118               80
  01/01/2002 to 12/31/2002......................      1.503118          1.335950              677
  01/01/2003 to 12/31/2003......................      1.335950          1.794695              823
  01/01/2004 to 12/31/2004......................      1.794695          2.171797            1,209
  01/01/2005 to 12/31/2005......................      2.171797          2.398337            1,532
  01/01/2006 to 12/31/2006......................      2.398337          2.631226            1,221
  01/01/2007 to 12/31/2007......................      2.631226          2.678582              865
  01/01/2008 to 12/31/2008......................      2.678582          1.387940              706
  01/01/2009 to 12/31/2009......................      1.387940          2.023069              584
  01/01/2010 to 12/31/2010......................      2.023069          2.515893              351

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005......................      7.964216          8.650849                1
  01/01/2006 to 12/31/2006......................      8.650849          9.185190               13
  01/01/2007 to 12/31/2007......................      9.185190         10.356153               16
  01/01/2008 to 12/31/2008......................     10.356153          5.523222               13
  01/01/2009 to 12/31/2009......................      5.523222          7.830580               21
  01/01/2010 to 12/31/2010......................      7.830580          8.451565               16
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004......................     12.798623         14.768490                1
  01/01/2005 to 12/31/2005......................     14.768490         16.899352                7
  01/01/2006 to 12/31/2006......................     16.899352         19.399664               17
  01/01/2007 to 12/31/2007......................     19.399664         20.336532               24
  01/01/2008 to 12/31/2008......................     20.336532         11.925807               16
  01/01/2009 to 12/31/2009......................     11.925807         16.448883               16
  01/01/2010 to 12/31/2010......................     16.448883         18.813115               13
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006......................     11.011996         11.123317                1
  01/01/2007 to 12/31/2007......................     11.123317         12.158272                1
  01/01/2008 to 12/31/2008......................     12.158272         11.168440               48
  01/01/2009 to 12/31/2009......................     11.168440         13.007420               49
  01/01/2010 to 12/31/2010......................     13.007420         13.829007               43
PIMCO Total Return Sub-Account
  05/01/2001 to 12/31/2001......................      1.001108          1.054196            1,690
  01/01/2002 to 12/31/2002......................      1.054196          1.136808            8,272
  01/01/2003 to 12/31/2003......................      1.136808          1.169859            7,285
  01/01/2004 to 12/31/2004......................      1.169859          1.211615            6,170
  01/01/2005 to 12/31/2005......................      1.211615          1.222281            4,692
  01/01/2006 to 12/31/2006......................      1.222281          1.260416            3,957
  01/01/2007 to 12/31/2007......................      1.260416          1.337485            2,999
  01/01/2008 to 12/31/2008......................      1.337485          1.324909            2,470
  01/01/2009 to 12/31/2009......................      1.324909          1.542806            2,274
  01/01/2010 to 12/31/2010......................      1.542806          1.646486            1,866

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
RCM Technology Sub-Account
  05/01/2001 to 12/31/2001......................      0.822604          0.609654              343
  01/01/2002 to 12/31/2002......................      0.609654          0.296337              388
  01/01/2003 to 12/31/2003......................      0.296337          0.460681            1,379
  01/01/2004 to 12/31/2004......................      0.460681          0.434889              741
  01/01/2005 to 12/31/2005......................      0.434889          0.476338              525
  01/01/2006 to 12/31/2006......................      0.476338          0.495094              330
  01/01/2007 to 12/31/2007......................      0.495094          0.642392              334
  01/01/2008 to 12/31/2008......................      0.642392          0.352036              219
  01/01/2009 to 12/31/2009......................      0.352036          0.552146              151
  01/01/2010 to 12/31/2010......................      0.552146          0.695587              241
Russell 2000(R) Index Sub-Account
  01/22/2001 to 12/31/2001......................      1.202699          1.186357              745
  01/01/2002 to 12/31/2002......................      1.186357          0.929122            1,086
  01/01/2003 to 12/31/2003......................      0.929122          1.335704            1,243
  01/01/2004 to 12/31/2004......................      1.335704          1.547069            1,268
  01/01/2005 to 12/31/2005......................      1.547069          1.592021            1,161
  01/01/2006 to 12/31/2006......................      1.592021          1.846872              863
  01/01/2007 to 12/31/2007......................      1.846872          1.790916              439
  01/01/2008 to 12/31/2008......................      1.790916          1.171912              300
  01/01/2009 to 12/31/2009......................      1.171912          1.452886              211
  01/01/2010 to 12/31/2010......................      1.452886          1.814392              175
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004......................      1.119764          1.213800              379
  01/01/2005 to 12/31/2005......................      1.213800          1.273345              690
  01/01/2006 to 12/31/2006......................      1.273345          1.418156              357
  01/01/2007 to 12/31/2007......................      1.418156          1.527073              352
  01/01/2008 to 12/31/2008......................      1.527073          0.873753              412
  01/01/2009 to 12/31/2009......................      0.873753          1.233030              407
  01/01/2010 to 12/31/2010......................      1.233030          1.420190              350

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
T. Rowe Price Mid Cap Growth Sub-Account
  05/01/2001 to 12/31/2001......................      0.981160          0.824101              678
  01/01/2002 to 12/31/2002......................      0.824101          0.455019            1,467
  01/01/2003 to 12/31/2003......................      0.455019          0.613403            2,378
  01/01/2004 to 12/31/2004......................      0.613403          0.713018            3,130
  01/01/2005 to 12/31/2005......................      0.713018          0.806381            2,310
  01/01/2006 to 12/31/2006......................      0.806381          0.844638            3,167
  01/01/2007 to 12/31/2007......................      0.844638          0.980220            2,209
  01/01/2008 to 12/31/2008......................      0.980220          0.582646            1,241
  01/01/2009 to 12/31/2009......................      0.582646          0.836223              901
  01/01/2010 to 12/31/2010......................      0.836223          1.053407              688
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004......................      1.242603          1.325197               28
  01/01/2005 to 12/31/2005......................      1.325197          1.447557               90
  01/01/2006 to 12/31/2006......................      1.447557          1.480039              178
  01/01/2007 to 12/31/2007......................      1.480039          1.599275              130
  01/01/2008 to 12/31/2008......................      1.599275          1.004753               88
  01/01/2009 to 12/31/2009......................      1.004753          1.374260               82
  01/01/2010 to 12/31/2010......................      1.374260          1.825815               97
Western Asset Management Strategic Bond
  Opportunities Sub-Account
  04/19/1995 to 12/31/1995......................      1.031165          1.158823            1,975
  01/01/1996 to 12/31/1996......................      1.158823          1.307292           11,146
  01/01/1997 to 12/31/1997......................      1.307292          1.432601           23,303
  01/01/1998 to 12/31/1998......................      1.432601          1.442191           34,842
  01/01/1999 to 12/31/1999......................      1.442191          1.443394           30,999
  01/01/2000 to 12/31/2000......................      1.443394          1.526867           25,512
  01/01/2001 to 12/31/2001......................      1.526867          1.609033           22,565
  01/01/2002 to 12/31/2002......................      1.609033          1.740077           18,952
  01/01/2003 to 12/31/2003......................      1.740077          1.933430           16,461
  01/01/2004 to 12/31/2004......................      1.933430          2.033569           13,608
  01/01/2005 to 12/31/2005......................      2.033569          2.063218           10,925
  01/01/2006 to 12/31/2006......................      2.063218          2.138547            8,683
  01/01/2007 to 12/31/2007......................      2.138547          2.194786            6,608
  01/01/2008 to 12/31/2008......................      2.194786          1.840216            4,403
  01/01/2009 to 12/31/2009......................      1.840216          2.400522            3,530
  01/01/2010 to 12/31/2010......................      2.400522          2.669730            2,815

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
Western Asset Management U.S. Government Sub-
  Account
  04/19/1995 to 12/31/1995......................      1.046872          1.139109            2,122
  01/01/1996 to 12/31/1996......................      1.139109          1.160957            5,512
  01/01/1997 to 12/31/1997......................      1.160957          1.242399            8,346
  01/01/1998 to 12/31/1998......................      1.242399          1.318989           15,795
  01/01/1999 to 12/31/1999......................      1.318989          1.303556           14,531
  01/01/2000 to 12/31/2000......................      1.303556          1.420573           12,155
  01/01/2001 to 12/31/2001......................      1.420573          1.495769           13,182
  01/01/2002 to 12/31/2002......................      1.495769          1.592943           14,306
  01/01/2003 to 12/31/2003......................      1.592943          1.597944           10,010
  01/01/2004 to 12/31/2004......................      1.597944          1.623851            7,583
  01/01/2005 to 12/31/2005......................      1.623851          1.629753            5,834
  01/01/2006 to 12/31/2006......................      1.629753          1.674873            4,314
  01/01/2007 to 12/31/2007......................      1.674873          1.724243            3,410
  01/01/2008 to 12/31/2008......................      1.724243          1.694937            2,337
  01/01/2009 to 12/31/2009......................      1.694937          1.744654            2,037
  01/01/2010 to 12/31/2010......................      1.744654          1.821281            1,571
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005......................      9.998890         10.303196                0
  01/01/2006 to 12/31/2006......................     10.303196         10.865903                0
  01/01/2007 to 12/31/2007......................     10.865903         11.316619               10
  01/01/2008 to 12/31/2008......................     11.316619          9.558154                5
  01/01/2009 to 12/31/2009......................      9.558154         11.365529               14
  01/01/2010 to 12/31/2010......................     11.365529         12.340288               26
MetLife Conservative to Moderate Allocation Sub-
  Account
  05/01/2005 to 12/31/2005......................      9.998890         10.521194                3
  01/01/2006 to 12/31/2006......................     10.521194         11.358570               22
  01/01/2007 to 12/31/2007......................     11.358570         11.744566               20
  01/01/2008 to 12/31/2008......................     11.744566          9.084384               10
  01/01/2009 to 12/31/2009......................      9.084384         11.084639               18
  01/01/2010 to 12/31/2010......................     11.084639         12.196578               23
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005......................      9.998890         10.752070               33
  01/01/2006 to 12/31/2006......................     10.752070         11.864211               50
  01/01/2007 to 12/31/2007......................     11.864211         12.212966              191
  01/01/2008 to 12/31/2008......................     12.212966          8.598781               92
  01/01/2009 to 12/31/2009......................      8.598781         10.734178               55
  01/01/2010 to 12/31/2010......................     10.734178         11.985154               75

                                                             1.35% VARIABLE ACCOUNT CHARGE
                                                  ---------------------------------------------------
                                                                                          NUMBER OF
                                                                                        ACCUMULATION
                                                   ACCUMULATION                             UNITS
                                                  UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                   BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                      PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                  -------------    ----------------    --------------
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005......................      9.998890         10.978002               23
  01/01/2006 to 12/31/2006......................     10.978002         12.370963                6
  01/01/2007 to 12/31/2007......................     12.370963         12.674050               14
  01/01/2008 to 12/31/2008......................     12.674050          8.112797               36
  01/01/2009 to 12/31/2009......................      8.112797         10.332691               51
  01/01/2010 to 12/31/2010......................     10.332691         11.692655               76
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005......................      9.998890         11.154317                0
  01/01/2006 to 12/31/2006......................     11.154317         12.728431                5
  01/01/2007 to 12/31/2007......................     12.728431         12.967316                6
  01/01/2008 to 12/31/2008......................     12.967316          7.618288                2
  01/01/2009 to 12/31/2009......................      7.618288          9.882922                7
  01/01/2010 to 12/31/2010......................      9.882922         11.280368                7
SSgA Growth ETF Sub-Account
  05/01/2006 to 12/31/2006......................     10.707472         11.422896                0
  01/01/2007 to 12/31/2007......................     11.422896         11.902093                0
  01/01/2008 to 12/31/2008......................     11.902093          7.870891                0
  01/01/2009 to 12/31/2009......................      7.870891         10.024997                4
  01/01/2010 to 12/31/2010......................     10.024997         11.290529               12
SSgA Growth and Income ETF Sub-Account
  05/01/2006 to 12/31/2006......................     10.516543         11.167932                0
  01/01/2007 to 12/31/2007......................     11.167932         11.612201                0
  01/01/2008 to 12/31/2008......................     11.612201          8.585165                0
  01/01/2009 to 12/31/2009......................      8.585165         10.578000               37
  01/01/2010 to 12/31/2010......................     10.578000         11.713478               37








                                                              1.60% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.......................    14.560847          15.263925                4
  01/01/2007 to 12/31/2007.......................    15.263925          15.520310               37
  01/01/2008 to 12/31/2008.......................    15.520310          13.845478               33
  01/01/2009 to 12/31/2009.......................    13.845478          15.343360               38
  01/01/2010 to 12/31/2010.......................    15.343360          16.072959               25

                                                              1.60% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------------------
                                                                                           NUMBER OF
                                                                                         ACCUMULATION
                                                    ACCUMULATION                             UNITS
                                                   UNIT VALUE AT      ACCUMULATION      OUTSTANDING AT
                                                    BEGINNING OF      UNIT VALUE AT      END OF PERIOD
                                                       PERIOD       ENDING OF PERIOD    (IN THOUSANDS)
                                                   -------------    ----------------    --------------
American Funds Global Small Capitalization Sub-
  Account
  05/01/2001 to 12/31/2001.......................     1.478936           1.345023              406
  01/01/2002 to 12/31/2002.......................     1.345023           1.071466              620
  01/01/2003 to 12/31/2003.......................     1.071466           1.618923              767
  01/01/2004 to 12/31/2004.......................     1.618923           1.925838              864
  01/01/2005 to 12/31/2005.......................     1.925838           2.375872              908
  01/01/2006 to 12/31/2006.......................     2.375872           2.900704            1,389
  01/01/2007 to 12/31/2007.......................     2.900704           3.466071            1,153
  01/01/2008 to 12/31/2008.......................     3.466071           1.585284              620
  01/01/2009 to 12/31/2009.......................     1.585284           2.516436              538
  01/01/2010 to 12/31/2010.......................     2.516436           3.031619              430
American Funds Growth-Income Sub-Account
  05/01/2001 to 12/31/2001.......................     8.544177           8.240125              524
  01/01/2002 to 12/31/2002.......................     8.240125           6.621684              865
  01/01/2003 to 12/31/2003.......................     6.621684           8.629786            1,100
  01/01/2004 to 12/31/2004.......................     8.629786           9.373505            1,145
  01/01/2005 to 12/31/2005.......................     9.373505           9.763169              953
  01/01/2006 to 12/31/2006.......................     9.763169          11.069431              767
  01/01/2007 to 12/31/2007.......................    11.069431          11.442093              647
  01/01/2008 to 12/31/2008.......................    11.442093           6.998060              462
  01/01/2009 to 12/31/2009.......................     6.998060           9.038552              299
  01/01/2010 to 12/31/2010.......................     9.038552           9.911591              199
American Funds Growth Sub-Account
  05/01/2001 to 12/31/2001.......................    13.039200          11.078414              298
  01/01/2002 to 12/31/2002.......................    11.078414           8.236223              640
  01/01/2003 to 12/31/2003.......................     8.236223          11.089070              841
  01/01/2004 to 12/31/2004.......................    11.089070          12.276345              905
  01/01/2005 to 12/31/2005.......................    12.276345          14.038347              783
  01/01/2006 to 12/31/2006.......................    14.038347          15.227786              672
  01/01/2007 to 12/31/2007.......................    15.227786          16.835174              521
  01/01/2008 to 12/31/2008.......................    16.835174           9.282170              370
  01/01/2009 to 12/31/2009.......................     9.282170          12.735065              304
  01/01/2010 to 12/31/2010.......................    12.735065          14.874351              201



-------

 (1) Previously, the Balanced Sub-Account. On April 30, 2004, the Balanced Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Total Return Portfolio. Information shown for the MFS Total Return Sub-Account reflects the unit value history of the Balanced Sub-Account through the date of the merger.

 (2) Previously, the MFS Research Managers Sub-Account. On April 30, 2004, the MFS Research Managers Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Investors Trust Portfolio. On April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account reflects the unit value history of the MFS Research Managers Sub-Account through the date of the April 30, 2004 merger.

 (3) Previously, the Janus Mid Cap Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Sub-Account (formerly the Janus Mid Cap Sub-Account) reflects the unit value history of the Janus Mid Cap Sub-Account through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.

 (5) Previously, the Morgan Stanley International Magnum Equity Sub-Account. On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund, which is no longer available for investment under the Contract. The information shown for the FI International Stock Sub-Account reflects the accumulation unit value history of the Morgan Stanley International Equity Sub-Account through the date of the substitution. Effective January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio.

 (6) Previously, the Met/Putnam Voyager Sub-Account. On April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio. Information shown for the Jennison Growth Sub-Account (formerly the Met/Putnam Voyager Sub-Account) reflects the unit value history of the Met/Putnam Voyager Sub-Account through the date of the merger.

 (7) Previously the MFS Investors Trust Sub-Account. On April 28, 2006, the MFS Investors Trust Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account (formerly the MFS Investors Trust Sub-Account) reflects the unit value history of the MFS Investors Sub-Account through the date of the merger.

 (8) Previously, the Janus Growth Sub-Account. On April 28, 2003, the Janus Growth Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Sub-Account is based on the May 1, 2001 inception date of the Janus Growth Sub-Account and reflects the unit value history of the Janus Growth Sub-Account through the date of the merger. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio.

 (9) April 30, 2007, BlackRock Large Cap Portfolio merged into BlackRock Large-Cap Core Portfolio.




(10) Effective May 1, 2009, FI Large Cap Portfolio merged into BlackRock Legacy Large Cap Growth Portfolio.





(11) On May 1, 2010, Met/AIM Small Cap Growth Portfolio changed its name to Invesco Small Cap Growth Portfolio.



(12) On May 1, 2010, FI Mid Cap Opportunities Portfolio merged into Morgan Stanley Mid Cap Growth Portfolio.



(13) On May 1, 2010, BlackRock Strategic Value Portfolio changed its name to Neuberger Berman Genesis Portfolio.

                                   PREMIUM TAX

     Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.


                                   CONTRACTS USED
                                 WITH TAX QUALIFIED   ALL OTHER
JURISDICTION                      RETIREMENT PLANS    CONTRACTS
------------                     ------------------   ---------
California                              0.50%(1)         2.35%
Florida                                 1.00%(2)         1.00%(2)
Maine                                     --             2.00%
Nevada                                    --             3.50%
South Dakota                              --             1.25%(3)
West Virginia                           1.00%            1.00%
Wyoming                                   --             1.00%

Puerto Rico                             1.00%            1.00%



-------

(1)  Contracts sold to sec.408(a) IRA Trusts are taxed at 2.35%.

(2) Annuity Premiums are exempt from taxation provided that the tax savings are passed back to the Contract holders. Otherwise they are taxable at 1.00%.

(3) A special rate applies for large case annuity policies. The special rate is 8/100 of 1% for that portion of the annuity considerations received on a Contract exceeding $500,000 annually. The special rate is not subject to retaliation.

     See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                TABLE OF CONTENTS
                                     OF THE
                       STATEMENT OF ADDITIONAL INFORMATION
                         FOR THE AMERICAN GROWTH SERIES


                                                                             PAGE
                                                                            -----
THE COMPANY AND THE VARIABLE ACCOUNT..................................      II-3
INVESTMENT ADVICE.....................................................      II-3
DISTRIBUTION OF THE CONTRACTS.........................................      II-5
CALCULATION OF PERFORMANCE DATA.......................................      II-6
CALCULATION OF YIELDS.................................................      II-7
NET INVESTMENT FACTOR.................................................      II-8
ANNUITY PAYMENTS......................................................      II-9
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS..................      II-10
HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS....................      II-10
THE FIXED ACCOUNT.....................................................      II-11
TAX STATUS OF THE CONTRACTS...........................................      II-12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................      II-13
LEGAL MATTERS.........................................................      II-13
FINANCIAL STATEMENTS..................................................      1


     If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box below and mail to:

     New England Securities Corporation
     1095 Avenue of the Americas
     New York, New York 10036

          [ ]    American Growth Series -- New England Variable Annuity Separate Account
          [ ]    Metropolitan Series Fund, Inc.
          [ ]    Met Investors Series Trust
          [ ]    American Funds Insurance Series
          [ ]    My current address is:


                                                 Name
                 ---------------------------               ------------------------------------
                       Contract Number



                                                 Address
                 ---------------------------               ------------------------------------
                          Signature


                                                           ------------------------------------
                                                                                            Zip

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                             AMERICAN GROWTH SERIES
                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                   MAY 1, 2011



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated May 1, 2011 and May 1, 2000 (as annually supplemented) and should be read in conjunction therewith. In addition, this Statement of Additional Information relates to the American Growth Series-I Prospectus dated May 1, 2000, as supplemented annually. A copy of these Prospectuses and supplements may be obtained by writing to New England Securities Corporation ("New England Securities"), 501 Boylston Street, Boston, Massachusetts 02116.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                          -----
THE COMPANY AND THE VARIABLE ACCOUNT...................................    II-3
INVESTMENT ADVICE......................................................    II-3
DISTRIBUTION OF THE CONTRACTS..........................................    II-5
CALCULATION OF PERFORMANCE DATA........................................    II-6
CALCULATION OF YIELDS..................................................    II-7
NET INVESTMENT FACTOR..................................................    II-8
ANNUITY PAYMENTS.......................................................    II-9
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS...................   II-10
HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS.....................   II-10
THE FIXED ACCOUNT......................................................   II-11
TAX STATUS OF THE CONTRACTS............................................   II-12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................   II-12
LEGAL MATTERS..........................................................   II-13
FINANCIAL STATEMENTS...................................................       1

                      THE COMPANY AND THE VARIABLE ACCOUNT

     The New England Variable Annuity Separate Account (the "Variable Account") is a separate account of New England Life Insurance Company (the "Company"). The Variable Account was established on July 1, 1994. The most recent version of the Contracts was first made available in August 1998. The Company is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.

     MetLife entered into a net worth maintenance agreement with the Company at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and the Company entered into the agreement in part to enhance and maintain the financial strength of the Company as set forth in the agreement. Creditors of the Company (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of the Company with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to the Company. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.

                                INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the Advisers to the Metropolitan Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the subadviser of a Portfolio with a new subadviser. A number of subadviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment Adviser to the Portfolios of the Metropolitan Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment Adviser for all Portfolios of the Metropolitan Fund.

     MetLife Advisers was also the investment Adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Metropolitan Fund. MetLife Advisers had been the Adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (formerly known as the State Street Research Money Market Portfolio and currently known as the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (formerly known as the State Street Research Bond Income Portfolio and currently known as the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (formerly, the Westpeak Growth and Income Series which was formerly the FI Structured Equity Portfolio and currently known as the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently known as the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the Adviser on May 1, 1995.

     Met Investors Advisory (formerly known as Met Investors Advisory Corp., which was formerly known as Security First Investment Management) became the Investment Adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

     The following is the subadviser history of the Metropolitan Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The subadviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio, which was formerly the Westpeak Growth and Income Series, which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the subadviser. The subadviser to the BlackRock Money Market Portfolio (formerly the State Street Research Money Market Portfolio which was formerly, the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly, the Back Bay Advisors Bond Income

Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005; and BlackRock Advisors, LLC became the subadviser on September 28, 2006. The subadviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series, which was formerly the Goldman Sachs Midcap Value Series, which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the subadviser; Harris Associates L.P. became the subadviser on May 1, 2000. The subadviser to the Balanced Portfolio (which merged into the MFS Total Return Portfolio of the Metropolitan Fund on April 30, 2004, and was formerly known as the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the subadviser. The subadviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly the State Street Research Large Cap Growth Portfolio which was formerly, the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004 when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005; and BlackRock Advisors, LLC became the subadviser on September 28, 2006.

     On April 30, 2004, the MFS Research Managers Portfolio merged with and into the MFS Investors Trust Portfolio.

     On April 28, 2006, the MFS Investors Trust Portfolio of the Metropolitan Fund merged with and into the Legg Mason Value Equity Portfolio of the Met Investors Series Trust.

     The following is the subadviser history of the remaining Metropolitan Fund
Portfolios:

     Metropolitan Life Insurance Company became the subadviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001 until April 30, 2007 when MetLife Investment Advisors Company, LLC became the subadviser. The subadviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio, which was formerly the Santander International Stock Portfolio) was Santander Global Advisors, Inc. until January 24, 2000, when Putnam Investment Management, LLC became the subadviser until December 16, 2003, when Fidelity Management & Research Company became the subadviser. The sub-adviser for Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser to Julius Baer International Stock Portfolio. The subadviser to the Morgan Stanley International Magnum Equity Series (which was replaced by the Putnam International Stock Portfolio on December 1, 2000, and was formerly known as the Dracott International Equity Series) was Draycott Partners, Ltd. Until May 1, 1997, when Morgan Asset Management Inc. became the subadviser.

     On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Fund merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.

     On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio, which was immediately renamed the FI Mid Cap Opportunities Portfolio and prior to May 1, 2004, Janus Capital Management LLC was the subadviser to this Portfolio. Immediately following the merger, Fidelity Research & Management Company replaced Janus Capital Management LLC as the subadviser to the FI Mid Cap Opportunities Portfolio.

     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Large Cap Portfolio (formerly, the BlackRock Investment Trust Portfolio, which was formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser, and BlackRock Advisors, LLC became the subadviser on September 28, 2006. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio). On January 7, 2008, MFS(R) Value Portfolio replaced Harris Oakmark Large Cap Value Portfolio and Massachusetts Financial Services Company became the sub-adviser. On April 28, 2008, Clarion Global Real Estate Portfolio replaced Neuberger Berman Real Estate Sub-Account and INC Clarion Real Estate Services, L.P. became the sub-adviser. was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser.

     On April 29, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio.

     The subadviser to the Western Asset Management U.S. Government Portfolio (formerly, Salomon Brothers U.S. Government Portfolio) and the Western Asset Management Strategic Bond Opportunities Portfolio (formerly, Salomon Brothers Strategic Bond Opportunities) was Salomon Brothers Asset Management until May 1, 2006, when Western Asset Management Company became the subadviser.

     On or about April 30, 2007, the BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio) of the Metropolitan Fund merged with and into the BlackRock Large-Cap Core Portfolio of the Met Investors Series Trust.

     The following is the Adviser (i.e., the "subadviser") history of the Met Investors Series Trust:

     The subadviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until January 1, 2003, when T. Rowe Price Associates, Inc. became the subadviser. The subadviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until December 31, 2002 and Harris Associates L.P. became the subadviser effective January 1, 2003.

     The sub-adviser to the RCM Technology Portfolio (formerly, the RCM Global Technology Portfolio which was (formerly, the PIMCO PEA Innovation Portfolio, which was formerly the PIMCO Innovation Portfolio), was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the subadviser.

     The subadviser to the Lazard Mid-Cap Portfolio (formerly, MET/AIM Mid-Cap Core Equity Portfolio) was A I M Capital Management, Inc. until December 19, 2005, when Lazard Asset Management LLC became the subadviser.

     The subadviser to the Legg Mason Partners Aggressive Growth Portfolio (formerly, the Legg Mason Aggressive Growth Portfolio, which was formerly, the Janus Aggressive Growth Portfolio, which was formerly the Janus Growth Portfolio), was Janus Capital Management, LLC until October 1, 2006 when ClearBridge Advisors, LLC became the subadviser.


     On May 1, 2009, Lehman Brothers> Aggregate Bond Index Portfolio changed its name to Barclays Capital Aggregate Bond Index Portfolio, Julius Baer International Stock Portfolio changed its name to Artio International Stock Portfolio, Loomis Sayles Small Cap Portfolio changed its name to Loomis Sayles Small Cap Core Portfolio, Franklin Templeton Small Cap Growth Portfolio changed its name to Loomis Sayles Small Cap Growth Portfolio and Harris Oakmark Focused Value Portfolio changed its name to Met/Artisan Mid Cap Value Portfolio.



     Effective May 1, 2009, FI Large Cap Portfolio merged into BlackRock Legacy Large Cap Growth Portfolio.



     On May 1, 2010, Met/AIM Small Cap Growth Portfolio changed its name to Invesco Small Cap Growth Portfolio, Legg Mason Partners Aggressive Growth Portfolio changed its name to Legg Mason ClearBridge Aggressive Growth Portfolio and BlackRock Strategic Value Portfolio changed its name to Neuberger Berman Genesis Portfolio.



     Effective May 1, 2010, FI Mid Cap Opportunities Portfolio merged into Morgan Stanley Mid Cap Growth Portfolio.


                          DISTRIBUTION OF THE CONTRACTS

     The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

     New England Securities Corporation ("Distributor") serves as principal underwriter for the Contracts. Distributor is a Massachusetts corporation organized in 1968 and an indirect, wholly owned subsidiary of the Company, and its home address is located at 501 Boylston Street, Boston, Massachusetts 02116. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org. Distributor offers the Contracts through its sales representatives. Distributor is not a member of the Securities Investor Protection Corporation. Distributor also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

     Distributor received sales compensation with respect to the Contracts in the following amounts during the periods indicated:


                                                                         AGGREGATE AMOUNT OF
                                                                       COMMISSIONS RETAINED BY
                                              AGGREGATE AMOUNT OF    DISTRIBUTOR AFTER PAYMENTS
                                              COMMISSIONS PAID TO     TO ITS REGISTERED PERSONS
FISCAL YEAR                                       DISTRIBUTOR*            AND SELLING FIRMS
-----------                                   -------------------    --------------------------
2008.......................................       $33,159,311                    $0
2009.......................................       $42,193,269                    $0
2010.......................................       $ 9,377,105                    $0



--------

* Includes sales compensation paid to registered persons of Distributor.

     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with Distributor, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Distributor's operating and other expenses.

                         CALCULATION OF PERFORMANCE DATA

                           AVERAGE ANNUAL TOTAL RETURN

     We may provide illustrations of hypothetical average annual total returns for each Sub-Account, based on the actual investment experience of the Sub-Accounts, the Metropolitan Fund, the Met Investors Series Trust and the American Funds Insurance Series. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. AVERAGE ANNUAL TOTAL RETURNS WILL BE PROVIDED FOR A SUB-ACCOUNT FOR 1, 5 AND 10 YEARS, OR FOR A SHORTER PERIOD, IF APPLICABLE.

     We base calculations of Average Annual Total Return on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The returns do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the average annual total returns.

     The Average Annual Total Return is related to Surrender Value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each Sub-Account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value at the end of the last Contract Year covered by the period shown to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and by a factor that reflects the portion of the $30 Administration Contract Charge which would be deducted upon surrender at the end of the last Contract Year in the period to arrive at the Surrender Value. The Average Annual Total Return is the annual compounded rate of return which would produce the Surrender Value on that date. In other words, the Average Annual Total Return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the Surrender Value at the end of the period. The Accumulation Unit Values used for this purpose reflect an average per unit charge for the $30 Administration Contract Charge. The Average Annual Total Returns assume that no premium tax charge has been deducted.

     Sub-Account Average Annual Total Return, which is calculated in accordance with the SEC standardized formula, uses the inception date of the Sub-Account through which the Eligible Fund is available. Fund total return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund, and therefore may reflect periods prior to the availability of the corresponding Sub-Account under the Contract. For non-standard performance, if there is a partial year included in the reporting period, we reflect only a pro rata portion of the average per unit Administration Contract Charge factor for that partial year. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

     Certain portfolios of the Metropolitan Fund and Met Investors Series have been managed previously by different investment advisers or investment subadvisers. Accordingly, performance may reflect the management of previous advisers or subadvisers. For prior advisory and subadvisory history see "INVESTMENT ADVICE" on page II-3.

     As discussed in the prospectus in the section entitled "Investment Performance Information", the Variable Account may illustrate historical investment performance by showing the Percentage Change in Unit Value and the

Annual Effective Rate of Return of each Sub-Account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the ten, five and one year periods ending with the date of the illustration. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge. The method of calculating the Percentage Change in Unit Value is described in the prospectus under "Investment Performance Information." The Annual Effective Rate of Return in these illustrations is calculated by dividing the Unit Value at the end of the period by the Unit Value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

     We may also show daily Unit Values for each Sub-Account in advertising and sales literature, including our website.

                              CALCULATION OF YIELDS

MONEY MARKET YIELD

     From time to time, we may quote in advertisements and sales literature the current yield for the BlackRock Money Market Sub-Account for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Eligible Fund or on its respective portfolio securities. The current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in Sub-Account value by the Sub-Account value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in Sub-Account value reflects: (1) net income from the Eligible Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.40%); and (2) the annual $30 Administration Contract Charge. For purposes of calculating current yield for a Contract, an average per unit Administration Contract Charge is used.

     The current yield will be calculated according to the following formula:

                    Current Yield = ((NCF - ES)/UV) x (365/7)

Where:

NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses for the hypothetical account for the 7-day period.

UV = the unit value on the first day of the 7-day period.

     We may also quote the effective yield of the BlackRock Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                Effective Yield = (1 + ((NCF - ES)/UV))365/7 - 1

Where:

NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses of the hypothetical account for the 7-day period.

UV = the unit value for the first day of the 7-day period.

     Because of the charges and deductions imposed under the Contract, the yield for the Money Market Sub-Account will be lower than the yield for the corresponding underlying Eligible Fund. The yields on amounts held in the BlackRock Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Sub-

Account is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Eligible Fund, the types and qualities of portfolio securities held by the Eligible Fund, and the Eligible Fund's operating expenses. Yields on amounts held in the BlackRock Money Market Sub-Account may also be presented for periods other than a 7-day period.

OTHER SUB-ACCOUNT YIELDS

     From time to time, we may quote in sales literature or advertisements the current annualized yield of one or more of the Sub-Accounts (other than the BlackRock Money Market Sub-Account) for a Contract for a 30-day or one-month period. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the Sub-Account during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing the net investment income of the Eligible Fund attributable to the Sub-Account units less Sub-Account expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.40%); and (2) the annual $30 Administration Contract Charge. For purposes of calculating the 30-day or one-month yield, an average per unit Administration Contract Charge is used.

     The 30-day or one-month yield is calculated according to the following formula:

                 Yield = 2 x ((((NI - ES)/(U x UV)) + 1)(6) - 1)

Where:

NI = net investment income of the Eligible Fund for the 30-day or one-month period attributable to the Sub-Account's units.

ES = expenses of the subaccount for the 30-day or one-month period.

U = the average number of units outstanding.

UV = the Accumulation Unit Value at the close of the last day in the 30-day or one-month period.

     Because of the charges and deductions imposed under the Contracts, the yield for the BlackRock Money Market Sub-Account will be lower than the yield for the corresponding Eligible Fund. The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the corresponding Eligible Fund, and its operating expenses.

                              NET INVESTMENT FACTOR

     The Company determines the net investment factor ("Net Investment Factor") for any sub-account on each day on which the New York Stock Exchange is open for trading as follows:

          (1) The Company takes the net asset value per share of the Eligible Fund held in the sub-account determined as of the close of regular trading on the New York Stock Exchange on a particular day;

          (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

          (3) This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

          (4) Finally, the Company subtracts the daily charges for the Administration Asset Charge and Mortality and Expense Risk Charge since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.40% of the daily net asset value of the Variable Account.

                                ANNUITY PAYMENTS

     At annuitization, the Contract Value is applied toward the purchase of variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund(s) selected.

     When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the initial payment. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower periodic benefits than under a life contingent option. For contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee.

     The amount of the initial payment is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This initial payment is converted into annuity units, the number of which remains constant. Each annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

     The selection of an assumed investment return ("Assumed Investment Return") will affect both the initial payment and the amount by which subsequent payments increase or decrease. The initial payment is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Investment Return. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Investment Return, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Investment Return, then the next payment will be smaller than the preceding payment.

     Unless otherwise provided, the Assumed Investment Return will be at an annual effective rate of 3.5%. You may select as an alternative an Assumed Investment Return equal to an annual effective rate of 5%, if allowed by applicable law or regulation. A higher Assumed Investment Return will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a more rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return. A lower Assumed Investment Return will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a less rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return.

     The number of annuity units credited under a variable payment option is determined as follows:

          (1) The Contract proceeds are applied at the Company's annuity purchase rates for the selected Assumed Investment Return to determine the initial payment. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge, premium tax charge, and/or any outstanding loan plus accrued interest, as described in the prospectus.)

          (2) The number of annuity units is determined by dividing the amount of the initial payment by the applicable annuity unit value(s) next determined following the date of application of proceeds.

     The dollar amount of the initial payment will be determined as described above. The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined no more than 14 days before the payment is due.

     The value of an annuity unit for each sub-account depends on the Assumed Investment Return and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

     The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Investment Return. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Investment Return. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will decrease. At an Assumed Investment Return of 3.5%, the Assumed Interest Factor is .9999058. The Assumed Interest Factor for a 5% Assumed Investment Return is computed on a consistent basis.

     Transfers among the variable subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

              HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

     We may provide illustrations to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The illustrations show how annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of return of up to 10%. One of the gross rates illustrated is 0%. The values would be different from those shown if the actual returns averaged the illustrated rates but fluctuated over and under those averages throughout the years.

     The illustrations reflect the Contract charges applicable to the Contract and take into account the Eligible Funds' management fees and other operating expenses. The annuity payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS".

     When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate. If the Assumed Investment Return is 3.5%, then actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers an alternative Assumed Investment Return of 5% from which you may select. Fixed annuity income payments remain constant. Initial annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

     The illustrations may show the income payments for more than one hypothetical constant Assumed Investment Return. Of course, actual investment performance will not be constant and may be volatile. Actual income amounts would differ from those illustrated if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years.

     As noted in the prospectus under "Investment Performance Information", we may also illustrate the growth and value of a specified purchase payment or payments prior to annuitization based on hypothetical returns. In these illustrations we may use any assumed gross annual rate up to 12%.

               HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

     We may also provide illustrations to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, these illustrations use historical annual returns to illustrate that annuity income payments vary over time based on fluctuations in annual returns.

     The illustrations reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.30% (1.55% for certain sub-accounts) and the daily administrative charge which is equivalent to an annual charge of 0.10%. The amounts shown also take into account the actual Eligible Funds' management fees and operating expenses. Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The annuity income payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS."

     The illustrations reflect the performance from the year of inception of the selected Eligible Fund(s). The historical variable annuity income payments are based on an assumed investment return. If the Assumed Investment Return (AIR) is 3.5%, then actual performance greater than 3.5% per year results in an increased annuity income payment and actual performance less than 3.5% per year results in a decreased annuity income payment. We offer an alternative Assumed Investment Return of 5%. An AIR of 3.5% will result in a lower initial payment than a 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 3.5% AIR. The illustration is based on the current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.

     The illustrations show the amount of the first payment for each year shown. During each year, the payments would vary to reflect fluctuations in the actual rate of return on the Eligible Funds.

                                THE FIXED ACCOUNT

     Unless you request otherwise, a partial surrender will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. The annual Administration Contract Charge will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account as the result of a loan. (However, that charge is limited to the lesser of $30 and 2% of the total Contract Value, including Contract Value you have allocated to the Fixed Account and any Contract Value held in the Company's general account as the result of a loan.) Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders and partial surrenders. The following special rules apply to transfers involving the Fixed Account.

     The amount of Contract Value which you may transfer from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year (amounts transferred under a DCA program are not included), except with our consent. Currently we are not imposing these restrictions but we have right to reimpose them at any time. These limits do not apply to new deposits to the Fixed Account for which you elected the dollar cost averaging program within 30 days from the date of the deposit. In such case, the amount of Contract Value which you may transfer from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year; b) the amount of Contract Value that you transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. We allow one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. (Also, after you make the transfer, the Contract Value may not be allocated among more than twenty of the sub-accounts and/or the Fixed Account.) We intend to restrict purchase payments and transfers of Contract Value into the Fixed Account: (1) if the Investment Return which we would credit to the deposit would be equivalent to the guaranteed minimum rate (the minimum rate on the Fixed Account is 1.5% but may be higher in your state or may be higher for contracts sold prior to September 2, 2003); or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by us. In addition, we intend to restrict transfers of Contract Value into the Fixed Account, and reserve the right to restrict purchase payments and loan prepayments into the Fixed Account, for 180 days following a transfer or loan out of the Fixed Account.

     If any portion of a Contract loan was attributable to Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then you must allocate 50% of each loan repayment to the Fixed Account.) Similarly, unless you request otherwise, we will allocate the balance of the loan repayment to the sub-accounts in the same proportions in which the loan was attributable to the sub-accounts. The rate of interest for each loan repayment applied to the Fixed Account will be the lesser of: (1) the rate the borrowed money was receiving at the time the loan was made from the Fixed Account; and (2) the interest rate set by us in advance for that date. If the loan is being prepaid, however, and prepayments into the Fixed Account are restricted as described above, the portion of the loan prepayment that would have been allocated to the Fixed Account will be allocated to the State Street Research Money Market Sub-Account instead.

     We reserve the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Account for up to six months.

                           TAX STATUS OF THE CONTRACTS

     Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

     Diversification Requirements.  Section 817 of the Internal Revenue Code
(Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

     If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of the tax deferral.

     Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant were the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and
(b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

     The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




     The financial statements and financial highlights comprising each of the Subaccounts of New England Variable Annuity Separate Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



     The consolidated financial statements of New England Life Insurance Company, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in MLIC's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                                  LEGAL MATTERS

     The SEC requires the Eligible Funds' Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and to Qualified Plans, if applicable. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners and Qualified Plans for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
New England Variable Annuity Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Annuity Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2010, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2010, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2011

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010


                                      MSF BLACKROCK MSF BLACKROCK MSF MET/ARTISAN        MSF FI
                                        BOND INCOME  MONEY MARKET   MID CAP VALUE VALUE LEADERS
                                         SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                      ------------- ------------- --------------- -------------
ASSETS:
  Investments at fair value           $ 134,484,542  $ 94,187,536   $ 144,900,111  $ 38,412,090
  Accrued dividends                              --            29              --            --
  Due from New England
     Life Insurance Company                       3            --              11            20
                                      ------------- ------------- --------------- -------------
       Total Assets                     134,484,545    94,187,565     144,900,122    38,412,110
                                      ------------- ------------- --------------- -------------
LIABILITIES:
  Accrued fees                                  177           166             249           271
  Due to New England
     Life Insurance Company                      --            27              --            --
                                      ------------- ------------- --------------- -------------
       Total Liabilities                        177           193             249           271
                                      ------------- ------------- --------------- -------------
NET ASSETS                            $ 134,484,368  $ 94,187,372   $ 144,899,873  $ 38,411,839
                                      ============= ============= =============== =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units  $ 132,599,444  $ 93,874,713   $ 143,851,397  $ 37,163,608
  Net assets from contracts in payout     1,884,924       312,659       1,048,476     1,248,231
                                      ------------- ------------- --------------- -------------
       Total Net Assets               $ 134,484,368  $ 94,187,372   $ 144,899,873  $ 38,411,839
                                      ============= ============= =============== =============


The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                          MSF WESTERN ASSET
                                                        MSF WESTERN ASSET        MANAGEMENT
                                      MSF LOOMIS SAYLES        MANAGEMENT    STRATEGIC BOND              MSF
                                         SMALL CAP CORE   U.S. GOVERNMENT     OPPORTUNITIES MFS TOTAL RETURN
                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                      ----------------- ----------------- ----------------- ----------------
ASSETS:
  Investments at fair value               $ 101,383,752      $ 98,101,037     $ 123,703,974     $ 63,564,017
  Accrued dividends                                  --                --                --               --
  Due from New England
     Life Insurance Company                          46                 7                10               17
                                      ----------------- ----------------- ----------------- ----------------
       Total Assets                         101,383,798        98,101,044       123,703,984       63,564,034
                                      ----------------- ----------------- ----------------- ----------------
LIABILITIES:
  Accrued fees                                      219               251               237              138
  Due to New England
     Life Insurance Company                          --                --                --               --
                                      ----------------- ----------------- ----------------- ----------------
       Total Liabilities                            219               251               237              138
                                      ----------------- ----------------- ----------------- ----------------
NET ASSETS                                $ 101,383,579      $ 98,100,793     $ 123,703,747     $ 63,563,896
                                      ================= ================= ================= ================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 100,302,017      $ 97,242,653     $ 122,452,997     $ 62,831,596
  Net assets from contracts in payout         1,081,562           858,140         1,250,750          732,300
                                      ----------------- ----------------- ----------------- ----------------
       Total Net Assets                   $ 101,383,579      $ 98,100,793     $ 123,703,747     $ 63,563,896
                                      ================= ================= ================= ================

The accompanying notes are an integral part of these financial statements.

   MSF BLACKROCK
          LEGACY     MSF DAVIS MSF JENNISON           MSF ARTIO  MSF NEUBERGER MSF RUSSELL 2000
LARGE CAP GROWTH VENTURE VALUE       GROWTH INTERNATIONAL STOCK BERMAN GENESIS            INDEX
      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT          SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
---------------- ------------- ------------ ------------------- -------------- ----------------
    $ 95,747,423 $ 336,368,633 $ 11,684,844        $ 66,750,213   $ 95,668,493     $ 46,742,149
              --            --           --                  --             --               --
              18            44           --                  --             --                3
---------------- ------------- ------------ ------------------- -------------- ----------------
      95,747,441   336,368,677   11,684,844          66,750,213     95,668,493       46,742,152
---------------- ------------- ------------ ------------------- -------------- ----------------
             240           112          312                 309            189              194
              --            --            1                  10              3               --
---------------- ------------- ------------ ------------------- -------------- ----------------
             240           112          313                 319            192              194
---------------- ------------- ------------ ------------------- -------------- ----------------
    $ 95,747,201 $ 336,368,565 $ 11,684,531        $ 66,749,894   $ 95,668,301     $ 46,741,958
================ ============= ============ =================== ============== ================
    $ 94,058,544 $ 333,644,232 $ 11,584,713        $ 66,355,565   $ 95,231,291     $ 46,586,658
       1,688,657     2,724,333       99,818             394,329        437,010          155,300
---------------- ------------- ------------ ------------------- -------------- ----------------
    $ 95,747,201 $ 336,368,565 $ 11,684,531        $ 66,749,894   $ 95,668,301     $ 46,741,958
================ ============= ============ =================== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                     MSF NEUBERGER
                                       MSF METLIFE MSF LOOMIS SAYLES        BERMAN
                                       STOCK INDEX  SMALL CAP GROWTH MID CAP VALUE MSF MFS VALUE
                                        SUBACCOUNT        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                      ------------ ----------------- ------------- -------------
ASSETS:
  Investments at fair value           $ 69,214,371      $ 27,467,106  $ 81,576,904  $ 56,612,147
  Accrued dividends                             --                --            --            --
  Due from New England
     Life Insurance Company                     10                 3             7             1
                                      ------------ ----------------- ------------- -------------
       Total Assets                     69,214,381        27,467,109    81,576,911    56,612,148
                                      ------------ ----------------- ------------- -------------
LIABILITIES:
  Accrued fees                                 136               135           156           252
  Due to New England
     Life Insurance Company                     --                --            --            --
                                      ------------ ----------------- ------------- -------------
       Total Liabilities                       136               135           156           252
                                      ------------ ----------------- ------------- -------------
NET ASSETS                            $ 69,214,245      $ 27,466,974  $ 81,576,755  $ 56,611,896
                                      ============ ================= ============= =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units  $ 68,960,589      $ 27,393,733  $ 81,366,610  $ 56,477,439
  Net assets from contracts in payout      253,656            73,241       210,145       134,457
                                      ------------ ----------------- ------------- -------------
       Total Net Assets               $ 69,214,245      $ 27,466,974  $ 81,576,755  $ 56,611,896
                                      ============ ================= ============= =============

The accompanying notes are an integral part of these financial statements.

  MSF BLACKROCK MSF BARCLAYS CAPITAL MSF MORGAN STANLEY         MSF METLIFE MSF T. ROWE PRICE MSF T. ROWE PRICE
LARGE CAP VALUE AGGREGATE BOND INDEX         EAFE INDEX MID CAP STOCK INDEX  LARGE CAP GROWTH  SMALL CAP GROWTH
     SUBACCOUNT           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
--------------- -------------------- ------------------ ------------------- ----------------- -----------------
   $ 35,096,684         $ 74,321,603       $ 50,334,311        $ 47,047,524      $ 40,587,412      $ 19,218,471
             --                   --                 --                  --                --                --
             --                    6                 --                  --                 5                 2
--------------- -------------------- ------------------ ------------------- ----------------- -----------------
     35,096,684           74,321,609         50,334,311          47,047,524        40,587,417        19,218,473
--------------- -------------------- ------------------ ------------------- ----------------- -----------------
            211                  184                155                 140                55                42
              1                   --                  4                  --                --                --
--------------- -------------------- ------------------ ------------------- ----------------- -----------------
            212                  184                159                 140                55                42
--------------- -------------------- ------------------ ------------------- ----------------- -----------------
   $ 35,096,472         $ 74,321,425       $ 50,334,152        $ 47,047,384      $ 40,587,362      $ 19,218,431
=============== ==================== ================== =================== ================= =================
   $ 35,080,139         $ 73,916,207       $ 50,247,150        $ 46,840,537      $ 40,587,362      $ 19,218,431
         16,333              405,218             87,002             206,847                --                --
--------------- -------------------- ------------------ ------------------- ----------------- -----------------
   $ 35,096,472         $ 74,321,425       $ 50,334,152        $ 47,047,384      $ 40,587,362      $ 19,218,431
=============== ==================== ================== =================== ================= =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                                       MSF METLIFE
                                      MSF OPPENHEIMER     MSF BLACKROCK MSF BLACKROCK CONSERVATIVE
                                        GLOBAL EQUITY AGGRESSIVE GROWTH   DIVERSIFIED   ALLOCATION
                                           SUBACCOUNT        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                      --------------- ----------------- ------------- ------------
ASSETS:
  Investments at fair value              $ 22,575,057      $ 14,323,585   $ 8,026,985 $ 93,068,311
  Accrued dividends                                --                --            --           --
  Due from New England
     Life Insurance Company                         4                 7            --            4
                                      --------------- ----------------- ------------- ------------
       Total Assets                        22,575,061        14,323,592     8,026,985   93,068,315
                                      --------------- ----------------- ------------- ------------
LIABILITIES:
  Accrued fees                                    132               107           140           52
  Due to New England
     Life Insurance Company                        --                --             1           --
                                      --------------- ----------------- ------------- ------------
       Total Liabilities                          132               107           141           52
                                      --------------- ----------------- ------------- ------------
NET ASSETS                               $ 22,574,929      $ 14,323,485   $ 8,026,844 $ 93,068,263
                                      =============== ================= ============= ============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units     $ 22,574,929      $ 14,323,485   $ 8,026,844 $ 93,068,263
  Net assets from contracts in payout              --                --            --           --
                                      --------------- ----------------- ------------- ------------
       Total Net Assets                  $ 22,574,929      $ 14,323,485   $ 8,026,844 $ 93,068,263
                                      =============== ================= ============= ============

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE                               MSF METLIFE                                            MIST MFS
    CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE MIST LEGG MASON      RESEARCH
MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION    VALUE EQUITY INTERNATIONAL
         SUBACCOUNT          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
------------------- ------------------- --------------------- --------------------- --------------- -------------
      $ 167,254,397       $ 536,130,008         $ 665,791,201          $ 32,198,124    $ 13,415,519  $ 74,252,497
                 --                  --                    --                    --              --            --
                  3                   3                     1                    --              --            --
------------------- ------------------- --------------------- --------------------- --------------- -------------
        167,254,400         536,130,011           665,791,202            32,198,124      13,415,519    74,252,497
------------------- ------------------- --------------------- --------------------- --------------- -------------
                 33                  24                    36                    64             352           134
                 --                  --                    --                    --              11             4
------------------- ------------------- --------------------- --------------------- --------------- -------------
                 33                  24                    36                    64             363           138
------------------- ------------------- --------------------- --------------------- --------------- -------------
      $ 167,254,367       $ 536,129,987         $ 665,791,166          $ 32,198,060    $ 13,415,156  $ 74,252,359
=================== =================== ===================== ===================== =============== =============
      $ 167,254,367       $ 536,129,987         $ 665,791,166          $ 32,198,060    $ 13,206,338  $ 74,155,069
                 --                  --                    --                    --         208,818        97,290
------------------- ------------------- --------------------- --------------------- --------------- -------------
      $ 167,254,367       $ 536,129,987         $ 665,791,166          $ 32,198,060    $ 13,415,156  $ 74,252,359
=================== =================== ===================== ===================== =============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                      MIST T. ROWE PRICE    MIST PIMCO     MIST RCM MIST LORD ABBETT
                                          MID CAP GROWTH  TOTAL RETURN   TECHNOLOGY   BOND DEBENTURE
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
                                      ------------------ ------------- ------------ ----------------
ASSETS:
  Investments at fair value                 $ 79,944,243 $ 305,472,790 $ 24,345,614     $ 93,998,231
  Accrued dividends                                   --            --           --               --
  Due from New England
     Life Insurance Company                            4            10           --                7
                                      ------------------ ------------- ------------ ----------------
       Total Assets                           79,944,247   305,472,800   24,345,614       93,998,238
                                      ------------------ ------------- ------------ ----------------
LIABILITIES:
  Accrued fees                                       117           222           82               81
  Due to New England
     Life Insurance Company                           --            --            1               --
                                      ------------------ ------------- ------------ ----------------
       Total Liabilities                             117           222           83               81
                                      ------------------ ------------- ------------ ----------------
NET ASSETS                                  $ 79,944,130 $ 305,472,578 $ 24,345,531     $ 93,998,157
                                      ================== ============= ============ ================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 79,770,352 $ 304,825,077 $ 24,338,532     $ 93,894,491
  Net assets from contracts in payout            173,778       647,501        6,999          103,666
                                      ------------------ ------------- ------------ ----------------
       Total Net Assets                     $ 79,944,130 $ 305,472,578 $ 24,345,531     $ 93,998,157
                                      ================== ============= ============ ================

The accompanying notes are an integral part of these financial statements.

                                        MIST   MIST LEGG MASON           MIST
 MIST LAZARD     MIST INVESCO HARRIS OAKMARK       CLEARBRIDGE CLARION GLOBAL     MIST OPPENHEIMER
     MID CAP SMALL CAP GROWTH  INTERNATIONAL AGGRESSIVE GROWTH    REAL ESTATE CAPITAL APPRECIATION
  SUBACCOUNT       SUBACCOUNT     SUBACCOUNT        SUBACCOUNT     SUBACCOUNT           SUBACCOUNT
------------ ---------------- -------------- ----------------- -------------- --------------------
$ 25,049,759     $ 10,412,042  $ 129,723,734      $ 10,525,100   $ 76,081,211          $ 7,575,176
          --               --             --                --             --                   --
          --                3             --                --             --                   --
------------ ---------------- -------------- ----------------- -------------- --------------------
  25,049,759       10,412,045    129,723,734        10,525,100     76,081,211            7,575,176
------------ ---------------- -------------- ----------------- -------------- --------------------
         132              165            177                81             85                  134
          --               --              8                 3              1                    1
------------ ---------------- -------------- ----------------- -------------- --------------------
         132              165            185                84             86                  135
------------ ---------------- -------------- ----------------- -------------- --------------------
$ 25,049,627     $ 10,411,880  $ 129,723,549      $ 10,525,016   $ 76,081,125          $ 7,575,041
============ ================ ============== ================= ============== ====================
$ 25,012,470     $ 10,406,069  $ 129,456,885      $ 10,501,282   $ 76,081,125          $ 7,575,041
      37,157            5,811        266,664            23,734             --                   --
------------ ---------------- -------------- ----------------- -------------- --------------------
$ 25,049,627     $ 10,411,880  $ 129,723,549      $ 10,525,016   $ 76,081,125          $ 7,575,041
============ ================ ============== ================= ============== ====================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                      MIST SSGA          MIST PIMCO
                                         MIST SSGA   GROWTH AND INFLATION PROTECTED MIST BLACKROCK
                                        GROWTH ETF   INCOME ETF                BOND LARGE CAP CORE
                                        SUBACCOUNT   SUBACCOUNT          SUBACCOUNT     SUBACCOUNT
                                      ------------ ------------ ------------------- --------------
ASSETS:
  Investments at fair value           $ 19,315,109 $ 48,200,504        $ 76,438,315   $ 13,961,484
  Accrued dividends                             --           --                  --             --
  Due from New England
     Life Insurance Company                     --           --                   3             --
                                      ------------ ------------ ------------------- --------------
       Total Assets                     19,315,109   48,200,504          76,438,318     13,961,484
                                      ------------ ------------ ------------------- --------------
LIABILITIES:
  Accrued fees                                  77           35                  64            165
  Due to New England
     Life Insurance Company                     --            2                  --              3
                                      ------------ ------------ ------------------- --------------
       Total Liabilities                        77           37                  64            168
                                      ------------ ------------ ------------------- --------------
NET ASSETS                            $ 19,315,032 $ 48,200,467        $ 76,438,254   $ 13,961,316
                                      ============ ============ =================== ==============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units  $ 19,315,032 $ 48,200,467        $ 76,438,254   $ 13,914,482
  Net assets from contracts in payout           --           --                  --         46,834
                                      ------------ ------------ ------------------- --------------
       Total Net Assets               $ 19,315,032 $ 48,200,467        $ 76,438,254   $ 13,961,316
                                      ============ ============ =================== ==============

The accompanying notes are an integral part of these financial statements.

                            MIST              MIST                MIST                              MIST
        MIST      AMERICAN FUNDS    AMERICAN FUNDS      AMERICAN FUNDS                MIST  MET/FRANKLIN
 JANUS FORTY BALANCED ALLOCATION GROWTH ALLOCATION MODERATE ALLOCATION MET/FRANKLIN INCOME MUTUAL SHARES
  SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT          SUBACCOUNT    SUBACCOUNT
------------ ------------------- ----------------- ------------------- ------------------- -------------
$ 50,760,127       $ 158,154,287     $ 255,735,386       $ 137,196,411         $ 7,062,664   $ 4,408,767
          --                  --                --                  --                  --            --
          --                  --                --                  --                  --            --
------------ ------------------- ----------------- ------------------- ------------------- -------------
  50,760,127         158,154,287       255,735,386         137,196,411           7,062,664     4,408,767
------------ ------------------- ----------------- ------------------- ------------------- -------------
         126                  62                49                  40                 108            79
           2                   2                --                  --                   2             5
------------ ------------------- ----------------- ------------------- ------------------- -------------
         128                  64                49                  40                 110            84
------------ ------------------- ----------------- ------------------- ------------------- -------------
$ 50,759,999       $ 158,154,223     $ 255,735,337       $ 137,196,371         $ 7,062,554   $ 4,408,683
============ =================== ================= =================== =================== =============
$ 50,713,123       $ 158,154,223     $ 255,735,337       $ 137,196,371         $ 7,062,554   $ 4,408,683
      46,876                  --                --                  --                  --            --
------------ ------------------- ----------------- ------------------- ------------------- -------------
$ 50,759,999       $ 158,154,223     $ 255,735,337       $ 137,196,371         $ 7,062,554   $ 4,408,683
============ =================== ================= =================== =================== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2010

                                      MIST MET/FRANKLIN          MIST           MIST
                                              TEMPLETON MET/TEMPLETON MORGAN STANLEY AMERICAN FUNDS
                                      FOUNDING STRATEGY        GROWTH MID CAP GROWTH         GROWTH
                                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                      ----------------- ------------- -------------- --------------
ASSETS:
  Investments at fair value                $ 15,007,342   $ 1,927,760   $ 19,733,526  $ 412,587,482
  Accrued dividends                                  --            --             --             --
  Due from New England
     Life Insurance Company                          --            --             --             10
                                      ----------------- ------------- -------------- --------------
       Total Assets                          15,007,342     1,927,760     19,733,526    412,587,492
                                      ----------------- ------------- -------------- --------------
LIABILITIES:
  Accrued fees                                       74            95            108            166
  Due to New England
     Life Insurance Company                           3             3              1             --
                                      ----------------- ------------- -------------- --------------
       Total Liabilities                             77            98            109            166
                                      ----------------- ------------- -------------- --------------
NET ASSETS                                 $ 15,007,265   $ 1,927,662   $ 19,733,417  $ 412,587,326
                                      ================= ============= ============== ==============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units       $ 15,007,265   $ 1,927,662   $ 19,721,625  $ 411,851,818
  Net assets from contracts in payout                --            --         11,792        735,508
                                      ----------------- ------------- -------------- --------------
       Total Net Assets                    $ 15,007,265   $ 1,927,662   $ 19,733,417  $ 412,587,326
                                      ================= ============= ============== ==============

The accompanying notes are an integral part of these financial statements.

               AMERICAN FUNDS
AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS
 GROWTH-INCOME CAPITALIZATION           BOND
    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------- -------------- --------------
 $ 244,743,482  $ 159,797,159   $ 47,656,415
            --             --             --
            22             16             --
-------------- -------------- --------------
   244,743,504    159,797,175     47,656,415
-------------- -------------- --------------
           117            138            117
            --             --             --
-------------- -------------- --------------
           117            138            117
-------------- -------------- --------------
 $ 244,743,387  $ 159,797,037   $ 47,656,298
============== ============== ==============
 $ 244,310,185  $ 159,310,271   $ 47,656,298
       433,202        486,766             --
-------------- -------------- --------------
 $ 244,743,387  $ 159,797,037   $ 47,656,298
============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

                                              MSF BLACKROCK    MSF BLACKROCK    MSF MET/ARTISAN           MSF FI
                                                BOND INCOME     MONEY MARKET      MID CAP VALUE    VALUE LEADERS
                                                 SUBACCOUNT       SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                          -------------------- ---------------- ------------------ ----------------
INVESTMENT INCOME:
      Dividends                                 $ 5,125,702          $ 1,431          $ 931,906        $ 589,171
                                          -------------------- ---------------- ------------------ ----------------
EXPENSES:
      Mortality and expense risk
        charges                                   1,801,464        1,521,591          1,864,701          488,356
      Administrative charges                         27,171           14,375             24,479           20,780
                                          -------------------- ---------------- ------------------ ----------------
        Total expenses                            1,828,635        1,535,966          1,889,180          509,136
                                          -------------------- ---------------- ------------------ ----------------
           Net investment income (loss)           3,297,067       (1,534,535)          (957,274)          80,035
                                          -------------------- ---------------- ------------------ ----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                        --               --                 --               --
      Realized gains (losses) on sale of
        investments                                (273,255)              --         (8,297,231)      (2,761,329)
                                          -------------------- ---------------- ------------------ ----------------
           Net realized gains (losses)             (273,255)              --         (8,297,231)      (2,761,329)
                                          -------------------- ---------------- ------------------ ----------------
      Change in unrealized gains (losses)
        on investments                            5,762,571               --         26,866,434        7,128,291
                                          -------------------- ---------------- ------------------ ----------------
      Net realized and change in
        unrealized gains (losses) on
        investments                               5,489,316               --         18,569,203        4,366,962
                                          -------------------- ---------------- ------------------ ----------------
      Net increase (decrease) in net assets
        resulting from operations               $ 8,786,383     $ (1,534,535)      $ 17,611,929      $ 4,446,997
                                          ==================== ================ ================== ================

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                                       MSF WESTERN ASSET
                     MSF WESTERN ASSET        MANAGEMENT                        MSF BLACKROCK
MSF LOOMIS SAYLES           MANAGEMENT    STRATEGIC BOND              MSF              LEGACY        MSF DAVIS
   SMALL CAP CORE      U.S. GOVERNMENT     OPPORTUNITIES MFS TOTAL RETURN    LARGE CAP GROWTH    VENTURE VALUE
       SUBACCOUNT           SUBACCOUNT        SUBACCOUNT       SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
-------------------- ----------------- ----------------- ------------------- ------------------- ----------------
         $ 29,969          $ 2,653,902       $ 7,668,067      $ 1,831,019           $ 144,205      $ 2,877,052
-------------------- ----------------- ----------------- ------------------- ------------------- ----------------
        1,213,784            1,356,919         1,665,796          851,450           1,160,799        4,228,211
           30,511               12,173            19,692           18,565              47,618           63,971
-------------------- ----------------- ----------------- ------------------- ------------------- ----------------
        1,244,295            1,369,092         1,685,488          870,015           1,208,417        4,292,182
-------------------- ----------------- ----------------- ------------------- ------------------- ----------------
       (1,214,326)           1,284,810         5,982,579          961,004          (1,064,212)      (1,415,130)
-------------------- ----------------- ----------------- ------------------- ------------------- ----------------
               --              299,270                --               --                  --               --
       (1,408,054)               5,632           795,879       (1,183,594)            296,126        2,636,696
-------------------- ----------------- ----------------- ------------------- ------------------- ----------------
       (1,408,054)             304,902           795,879       (1,183,594)            296,126        2,636,696
-------------------- ----------------- ----------------- ------------------- ------------------- ----------------
       24,335,678            2,752,106         6,357,744        5,232,385          15,706,597       30,521,530
-------------------- ----------------- ----------------- ------------------- ------------------- ----------------
       22,927,624            3,057,008         7,153,623        4,048,791          16,002,723       33,158,226
-------------------- ----------------- ----------------- ------------------- ------------------- ----------------
     $ 21,713,298          $ 4,341,818      $ 13,136,202      $ 5,009,795        $ 14,938,511     $ 31,743,096
==================== ================= ================= =================== =================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                              MSF JENNISON              MSF ARTIO     MSF NEUBERGER    MSF RUSSELL 2000
                                                    GROWTH    INTERNATIONAL STOCK    BERMAN GENESIS               INDEX
                                                SUBACCOUNT             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                          ------------------- ---------------------- ----------------- -------------------
INVESTMENT INCOME:
      Dividends                                   $ 50,941              $ 962,328         $ 342,609           $ 403,885
                                          ------------------- ---------------------- ----------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges                                    145,036                854,124         1,168,160             567,217
      Administrative charges                         2,111                 12,951             8,792               2,674
                                          ------------------- ---------------------- ----------------- -------------------
        Total expenses                             147,147                867,075         1,176,952             569,891
                                          ------------------- ---------------------- ----------------- -------------------
           Net investment income (loss)            (96,206)                95,253          (834,343)           (166,006)
                                          ------------------- ---------------------- ----------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                       --                     --                --                  --
      Realized gains (losses) on sale of
        investments                                133,200             (2,004,311)       (7,247,430)           (472,032)
                                          ------------------- ---------------------- ----------------- -------------------
           Net realized gains (losses)             133,200             (2,004,311)       (7,247,430)           (472,032)
                                          ------------------- ---------------------- ----------------- -------------------
      Change in unrealized gains (losses)
        on investments                           1,021,680              5,368,558        24,535,998          10,391,937
                                          ------------------- ---------------------- ----------------- -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                              1,154,880              3,364,247        17,288,568           9,919,905
                                          ------------------- ---------------------- ----------------- -------------------
      Net increase (decrease) in net assets
        resulting from operations              $ 1,058,674            $ 3,459,500      $ 16,454,225         $ 9,753,899
                                          =================== ====================== ================= ===================

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                                    MSF NEUBERGER
MSF METLIFE    MSF LOOMIS SAYLES           BERMAN                       MSF BLACKROCK    MSF BARCLAYS CAPITAL
STOCK INDEX     SMALL CAP GROWTH    MID CAP VALUE    MSF MFS VALUE    LARGE CAP VALUE    AGGREGATE BOND INDEX
 SUBACCOUNT           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT         SUBACCOUNT              SUBACCOUNT
-------------- -------------------- ---------------- ---------------- ------------------ --------------------
$ 1,068,135                 $ --        $ 512,053        $ 691,232          $ 302,367             $ 2,748,824
-------------- -------------------- ---------------- ---------------- ------------------ --------------------
    857,796              314,147          987,300          699,914            446,183               1,001,573
      5,512                1,159            4,808            1,650                792                   5,042
-------------- -------------------- ---------------- ---------------- ------------------ --------------------
    863,308              315,306          992,108          701,564            446,975               1,006,615
-------------- -------------------- ---------------- ---------------- ------------------ --------------------
    204,827             (315,306)        (480,055)         (10,332)          (144,608)              1,742,209
-------------- -------------------- ---------------- ---------------- ------------------ --------------------
         --                   --               --               --                 --                      --
 (1,124,999)            (551,683)        (945,723)        (707,541)        (1,166,511)                332,797
-------------- -------------------- ---------------- ---------------- ------------------ --------------------
 (1,124,999)            (551,683)        (945,723)        (707,541)        (1,166,511)                332,797
-------------- -------------------- ---------------- ---------------- ------------------ --------------------
  8,949,936            7,353,438       18,125,903        5,806,366          3,802,040               1,230,442
-------------- -------------------- ---------------- ---------------- ------------------ --------------------
  7,824,937            6,801,755       17,180,180        5,098,825          2,635,529               1,563,239
-------------- -------------------- ---------------- ---------------- ------------------ --------------------
$ 8,029,764          $ 6,486,449     $ 16,700,125      $ 5,088,493        $ 2,490,921             $ 3,305,448
============== ==================== ================ ================ ================== ====================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                            MSF MORGAN STANLEY            MSF METLIFE    MSF T. ROWE PRICE    MSF T. ROWE PRICE
                                                    EAFE INDEX    MID CAP STOCK INDEX     LARGE CAP GROWTH     SMALL CAP GROWTH
                                                    SUBACCOUNT             SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                            --------------------- ---------------------- -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                    $ 1,214,420              $ 361,643             $ 26,769                 $ --
                                            --------------------- ---------------------- -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                        615,747                568,212              499,592              198,382
      Administrative charges                             2,892                  2,279                1,740                  888
                                            --------------------- ---------------------- -------------------- --------------------
        Total expenses                                 618,639                570,491              501,332              199,270
                                            --------------------- ---------------------- -------------------- --------------------
           Net investment income (loss)                595,781               (208,848)            (474,563)            (199,270)
                                            --------------------- ---------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                           --                 56,507                   --                   --
      Realized gains (losses) on sale of
        investments                                   (455,353)               (89,861)              46,267              (67,723)
                                            --------------------- ---------------------- -------------------- --------------------
           Net realized gains (losses)                (455,353)               (33,354)              46,267              (67,723)
                                            --------------------- ---------------------- -------------------- --------------------
      Change in unrealized gains (losses)
        on investments                               2,919,413              9,921,494            5,925,641            4,835,382
                                            --------------------- ---------------------- -------------------- --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                  2,464,060              9,888,140            5,971,908            4,767,659
                                            --------------------- ---------------------- -------------------- --------------------
      Net increase (decrease) in net assets
        resulting from operations                  $ 3,059,841            $ 9,679,292          $ 5,497,345          $ 4,568,389
                                            ===================== ====================== ==================== ====================

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                                                          MSF METLIFE         MSF METLIFE
MSF OPPENHEIMER        MSF BLACKROCK    MSF BLACKROCK    CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE
  GLOBAL EQUITY    AGGRESSIVE GROWTH      DIVERSIFIED      ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION
     SUBACCOUNT           SUBACCOUNT       SUBACCOUNT      SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
------------------ -------------------- ---------------- ------------ ------------------- ----------------------
      $ 272,140                 $ --        $ 124,506     $ 2,938,526         $ 5,331,079        $ 13,069,531
------------------ -------------------- ---------------- ------------ ------------------- ----------------------
        267,825              203,554          102,484       1,138,288           2,044,425           6,510,731
            807                  261               97           1,299               2,188               4,601
------------------ -------------------- ---------------- ------------ ------------------- ----------------------
        268,632              203,815          102,581       1,139,587           2,046,613           6,515,332
------------------ -------------------- ---------------- ------------ ------------------- ----------------------
          3,508             (203,815)          21,925       1,798,939           3,284,466           6,554,199
------------------ -------------------- ---------------- ------------ ------------------- ----------------------
             --                   --               --              --                  --                  --
       (197,678)             740,310         (137,356)      1,084,305             279,884          (1,823,313)
------------------ -------------------- ---------------- ------------ ------------------- ----------------------
       (197,678)             740,310         (137,356)      1,084,305             279,884          (1,823,313)
------------------ -------------------- ---------------- ------------ ------------------- ----------------------
      3,021,392              913,418          699,869       4,163,472          11,481,342          51,371,118
------------------ -------------------- ---------------- ------------ ------------------- ----------------------
      2,823,714            1,653,728          562,513       5,247,777          11,761,226          49,547,805
------------------ -------------------- ---------------- ------------ ------------------- ----------------------
    $ 2,827,222          $ 1,449,913        $ 584,438     $ 7,046,716        $ 15,045,692        $ 56,102,004
================== ==================== ================ ============ =================== ======================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      MSF METLIFE                                                     MIST MFS
                                                      MODERATE TO              MSF METLIFE    MIST LEGG MASON         RESEARCH
                                            AGGRESSIVE ALLOCATION    AGGRESSIVE ALLOCATION       VALUE EQUITY    INTERNATIONAL
                                                       SUBACCOUNT               SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                            ------------------------ ------------------------ ------------------ ----------------
INVESTMENT INCOME:
      Dividends                                      $ 13,436,501                $ 286,411          $ 290,291      $ 1,214,803
                                            ------------------------ ------------------------ ------------------ ----------------
EXPENSES:
      Mortality and expense risk
        charges                                         8,058,881                  375,998            176,852          911,074
      Administrative charges                                3,179                      389              4,648            3,032
                                            ------------------------ ------------------------ ------------------ ----------------
        Total expenses                                  8,062,060                  376,387            181,500          914,106
                                            ------------------------ ------------------------ ------------------ ----------------
           Net investment income (loss)                 5,374,441                  (89,976)           108,791          300,697
                                            ------------------------ ------------------------ ------------------ ----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                              --                       --                 --               --
      Realized gains (losses) on sale of
        investments                                    (8,419,206)              (1,199,430)        (1,346,713)      (2,083,671)
                                            ------------------------ ------------------------ ------------------ ----------------
           Net realized gains (losses)                 (8,419,206)              (1,199,430)        (1,346,713)      (2,083,671)
                                            ------------------------ ------------------------ ------------------ ----------------
      Change in unrealized gains (losses)
        on investments                                 80,534,025                5,047,005          2,028,839        8,587,104
                                            ------------------------ ------------------------ ------------------ ----------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                    72,114,819                3,847,575            682,126        6,503,433
                                            ------------------------ ------------------------ ------------------ ----------------
      Net increase (decrease) in net assets
        resulting from operations                    $ 77,489,260              $ 3,757,599          $ 790,917      $ 6,804,130
                                            ======================== ======================== ================== ================

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

MIST T. ROWE PRICE      MIST PIMCO    MIST RCM    MIST LORD ABBETT MIST LAZARD        MIST INVESCO
    MID CAP GROWTH    TOTAL RETURN  TECHNOLOGY      BOND DEBENTURE     MID CAP    SMALL CAP GROWTH
        SUBACCOUNT      SUBACCOUNT  SUBACCOUNT          SUBACCOUNT  SUBACCOUNT          SUBACCOUNT
--------------------- ------------ -------------- ---------------- -------------- -------------------
              $ --    $ 11,147,421        $ --         $ 5,929,253   $ 209,632                $ --
--------------------- ------------ -------------- ---------------- -------------- -------------------
           929,239       4,008,674     276,741           1,246,588     306,041             124,396
             3,080          17,621         935               5,287         650                 217
--------------------- ------------ -------------- ---------------- -------------- -------------------
           932,319       4,026,295     277,676           1,251,875     306,691             124,613
--------------------- ------------ -------------- ---------------- -------------- -------------------
          (932,319)      7,121,126    (277,676)          4,677,378     (97,059)           (124,613)
--------------------- ------------ -------------- ---------------- -------------- -------------------
                --       1,681,713          --                  --          --                  --
           685,281       1,577,054    (380,113)            481,476    (779,802)            (31,572)
--------------------- ------------ -------------- ---------------- -------------- -------------------
           685,281       3,258,767    (380,113)            481,476    (779,802)            (31,572)
--------------------- ------------ -------------- ---------------- -------------- -------------------
        17,278,590       9,337,622   5,537,690           5,009,384   5,451,517           2,275,654
--------------------- ------------ -------------- ---------------- -------------- -------------------
        17,963,871      12,596,389   5,157,577           5,490,860   4,671,715           2,244,082
--------------------- ------------ -------------- ---------------- -------------- -------------------
      $ 17,031,552    $ 19,717,515 $ 4,879,901        $ 10,168,238 $ 4,574,656         $ 2,119,469
===================== ============ ============== ================ ============== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                        MIST      MIST LEGG MASON              MIST
                                              HARRIS OAKMARK          CLEARBRIDGE    CLARION GLOBAL        MIST OPPENHEIMER
                                               INTERNATIONAL    AGGRESSIVE GROWTH       REAL ESTATE    CAPITAL APPRECIATION
                                                  SUBACCOUNT           SUBACCOUNT        SUBACCOUNT              SUBACCOUNT
                                          --------------------- -------------------- ----------------- -----------------------
INVESTMENT INCOME:
      Dividends                                  $ 2,300,014                 $ --       $ 6,071,222                $ 31,275
                                          --------------------- -------------------- ----------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges                                    1,548,333              120,587           952,154                  94,424
      Administrative charges                           5,693                  441             2,234                     270
                                          --------------------- -------------------- ----------------- -----------------------
        Total expenses                             1,554,026              121,028           954,388                  94,694
                                          --------------------- -------------------- ----------------- -----------------------
           Net investment income (loss)              745,988             (121,028)        5,116,834                 (63,419)
                                          --------------------- -------------------- ----------------- -----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                   --                --                      --
      Realized gains (losses) on sale of
        investments                               (2,504,850)            (446,795)       (4,818,681)               (235,039)
                                          --------------------- -------------------- ----------------- -----------------------
           Net realized gains (losses)            (2,504,850)            (446,795)       (4,818,681)               (235,039)
                                          --------------------- -------------------- ----------------- -----------------------
      Change in unrealized gains (losses)
        on investments                            18,537,295            2,346,987         9,532,455                 881,105
                                          --------------------- -------------------- ----------------- -----------------------
      Net realized and change in
        unrealized gains (losses) on
        investments                               16,032,445            1,900,192         4,713,774                 646,066
                                          --------------------- -------------------- ----------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations               $ 16,778,433          $ 1,779,164       $ 9,830,608               $ 582,647
                                          ===================== ==================== ================= =======================

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                 MIST SSGA             MIST PIMCO                                              MIST
  MIST SSGA     GROWTH AND    INFLATION PROTECTED MIST BLACKROCK           MIST      AMERICAN FUNDS
 GROWTH ETF     INCOME ETF                   BOND LARGE CAP CORE    JANUS FORTY BALANCED ALLOCATION
 SUBACCOUNT     SUBACCOUNT             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT          SUBACCOUNT
-------------- -------------- ------------------- ----------------- ----------- ----------------------
  $ 179,508      $ 440,384            $ 1,735,790      $ 153,357      $ 863,871         $ 1,556,063
-------------- -------------- ------------------- ----------------- ----------- ----------------------
    180,845        450,549                972,354        160,993        656,469           1,803,805
        312            762                  2,874            667          1,346                 940
-------------- -------------- ------------------- ----------------- ----------- ----------------------
    181,157        451,311                975,228        161,660        657,815           1,804,745
-------------- -------------- ------------------- ----------------- ----------- ----------------------
     (1,649)       (10,927)               760,562         (8,303)       206,056            (248,682)
-------------- -------------- ------------------- ----------------- ----------- ----------------------
         --          1,537              1,939,089             --             --              66,767
    241,009        185,326                345,871       (370,911)       218,617           1,490,409
-------------- -------------- ------------------- ----------------- ----------- ----------------------
    241,009        186,863              2,284,960       (370,911)       218,617           1,557,176
-------------- -------------- ------------------- ----------------- ----------- ----------------------
  1,747,645      4,029,243              1,309,757      1,783,858      3,095,718          13,727,713
-------------- -------------- ------------------- ----------------- ----------- ----------------------
  1,988,654      4,216,106              3,594,717      1,412,947      3,314,335          15,284,889
-------------- -------------- ------------------- ----------------- ----------- ----------------------
$ 1,987,005    $ 4,205,179            $ 4,355,279    $ 1,404,644    $ 3,520,391        $ 15,036,207
============== ============== =================== ================= =========== ======================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                           MIST                   MIST                              MIST
                                                 AMERICAN FUNDS         AMERICAN FUNDS                MIST  MET/FRANKLIN
                                              GROWTH ALLOCATION    MODERATE ALLOCATION MET/FRANKLIN INCOME MUTUAL SHARES
                                                     SUBACCOUNT             SUBACCOUNT          SUBACCOUNT    SUBACCOUNT
                                          ------------------------ ------------------- ------------------- ----------------
INVESTMENT INCOME:
      Dividends                                     $ 2,086,276            $ 1,999,246           $ 254,575          $ --
                                          ------------------------ ------------------- ------------------- ----------------
EXPENSES:
      Mortality and expense risk
        charges                                       2,946,901              1,628,959              81,755        45,995
      Administrative charges                                109                    834                 232             5
                                          ------------------------ ------------------- ------------------- ----------------
        Total expenses                                2,947,010              1,629,793              81,987        46,000
                                          ------------------------ ------------------- ------------------- ----------------
           Net investment income (loss)                (860,734)               369,453             172,588       (46,000)
                                          ------------------------ ------------------- ------------------- ----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                            --                     --              35,229        45,035
      Realized gains (losses) on sale of
        investments                                   3,077,512              2,334,482             114,819        91,350
                                          ------------------------ ------------------- ------------------- ----------------
           Net realized gains (losses)                3,077,512              2,334,482             150,048       136,385
                                          ------------------------ ------------------- ------------------- ----------------
      Change in unrealized gains (losses)
        on investments                               24,377,008              8,173,647             291,487       273,839
                                          ------------------------ ------------------- ------------------- ----------------
      Net realized and change in
        unrealized gains (losses) on
        investments                                  27,454,520             10,508,129             441,535       410,224
                                          ------------------------ ------------------- ------------------- ----------------
      Net increase (decrease) in net assets
        resulting from operations                  $ 26,593,786           $ 10,877,582           $ 614,123     $ 364,224
                                          ======================== =================== =================== ================

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

MIST MET/FRANKLIN             MIST              MIST                                        AMERICAN FUNDS
        TEMPLETON    MET/TEMPLETON    MORGAN STANLEY    AMERICAN FUNDS    AMERICAN FUNDS      GLOBAL SMALL
FOUNDING STRATEGY           GROWTH    MID CAP GROWTH            GROWTH     GROWTH-INCOME    CAPITALIZATION
       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT (a)        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-------------------- ---------------- ----------------- ----------------- ----------------- -----------------
             $ --         $ 17,863              $ --       $ 2,726,547       $ 3,401,203       $ 2,538,897
-------------------- ---------------- ----------------- ----------------- ----------------- -----------------
          173,696           20,987           153,522         5,963,973         3,663,336         2,323,783
               19               33             1,019            18,232            13,254             6,894
-------------------- ---------------- ----------------- ----------------- ----------------- -----------------
          173,715           21,020           154,541         5,982,205         3,676,590         2,330,677
-------------------- ---------------- ----------------- ----------------- ----------------- -----------------
         (173,715)          (3,157)         (154,541)       (3,255,658)         (275,387)          208,220
-------------------- ---------------- ----------------- ----------------- ----------------- -----------------
               48               --                --                --                --                --
          175,263           67,681            58,190          (631,685)       (1,740,116)       (3,208,482)
-------------------- ---------------- ----------------- ----------------- ----------------- -----------------
          175,311           67,681            58,190          (631,685)       (1,740,116)       (3,208,482)
-------------------- ---------------- ----------------- ----------------- ----------------- -----------------
        1,176,235           81,870         2,950,856        64,989,798        23,833,082        30,543,912
-------------------- ---------------- ----------------- ----------------- ----------------- -----------------
        1,351,546          149,551         3,009,046        64,358,113        22,092,966        27,335,430
-------------------- ---------------- ----------------- ----------------- ----------------- -----------------
      $ 1,177,831        $ 146,394       $ 2,854,505      $ 61,102,455      $ 21,817,579      $ 27,543,650
==================== ================ ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                          AMERICAN FUNDS
                                                                                    BOND
                                                                              SUBACCOUNT
                                                                          -----------------
INVESTMENT INCOME:
      Dividends                                                              $ 1,451,820
                                                                          -----------------
EXPENSES:
      Mortality and expense risk charges                                         757,977
      Administrative charges                                                       1,616
                                                                          -----------------
        Total expenses                                                           759,593
                                                                          -----------------
           Net investment income (loss)                                          692,227
                                                                          -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                                     --
      Realized gains (losses) on sale of investments                            (201,498)
                                                                          -----------------
           Net realized gains (losses)                                          (201,498)
                                                                          -----------------
      Change in unrealized gains (losses) on investments                       1,839,440
                                                                          -----------------
      Net realized and change in unrealized gains (losses) on investments      1,637,942
                                                                          -----------------
      Net increase (decrease) in net assets resulting from operations        $ 2,330,169
                                                                          =================

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                     MSF BLACKROCK                 MSF BLACKROCK               MSF MET/ARTISAN
                                                       BOND INCOME                  MONEY MARKET                 MID CAP VALUE
                                                        SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                    ------------------------------- ---------------------------- -----------------------------
                                             2010             2009          2010           2009           2010           2009
                                    ---------------- -------------- ------------- -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 3,297,067      $ 7,254,077  $ (1,534,535)  $ (1,699,669)    $ (957,274)    $ (495,244)
  Net realized gains (losses)            (273,255)      (1,908,373)           --             --     (8,297,231)   (15,566,959)
  Change in unrealized gains
     (losses) on investments            5,762,571        4,295,520            --             --     26,866,434     59,744,339
                                    ---------------- -------------- ------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                  8,786,383        9,641,224    (1,534,535)    (1,699,669)    17,611,929     43,682,136
                                    ---------------- -------------- ------------- -------------- -------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               1,672,693        3,254,678     3,168,407     13,714,229      2,116,939      1,955,654
  Net transfers (including
     fixed account)                     9,329,501       (3,289,501)  (15,573,645)   (20,398,244)    (6,666,210)    (5,171,931)
  Contract charges                       (477,856)        (466,470)     (518,399)      (636,504)      (513,562)      (521,137)
  Transfers for contract benefits
     and terminations                 (15,900,890)     (16,262,108)  (25,111,394)   (32,819,595)   (15,158,631)   (12,410,881)
                                    ---------------- -------------- ------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions           (5,376,552)     (16,763,401)  (38,035,031)   (40,140,114)   (20,221,464)   (16,148,295)
                                    ---------------- -------------- ------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets                    3,409,831       (7,122,177)  (39,569,566)   (41,839,783)    (2,609,535)    27,533,841
NET ASSETS:
  Beginning of year                   131,074,537      138,196,714   133,756,938    175,596,721    147,509,408    119,975,567
                                    ---------------- -------------- ------------- -------------- -------------- --------------
  End of year                       $ 134,484,368    $ 131,074,537  $ 94,187,372  $ 133,756,938  $ 144,899,873  $ 147,509,408
                                    ================ ============== ============= ============== ============== ==============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                                                                               MSF WESTERN ASSET                MSF WESTERN ASSET
                        MSF FI                MSF LOOMIS SAYLES                       MANAGEMENT             MANAGEMENT STRATEGIC
                 VALUE LEADERS                   SMALL CAP CORE                  U.S. GOVERNMENT               BOND OPPORTUNITIES
                    SUBACCOUNT                       SUBACCOUNT                       SUBACCOUNT                       SUBACCOUNT
--------------------------------- -------------------------------- -------------------------------- -----------------------------
        2010              2009             2010            2009            2010             2009             2010           2009
--------------- ----------------- ---------------- --------------- --------------- ---------------- -------------- --------------
    $ 80,035         $ 517,700     $ (1,214,326)     $ (996,686)    $ 1,284,810      $ 3,305,091      $ 5,982,579    $ 6,133,944
  (2,761,329)       (5,320,288)      (1,408,054)     (7,136,578)        304,902         (783,977)         795,879        372,925
   7,128,291        11,270,518       24,335,678      29,312,318       2,752,106          298,568        6,357,744     23,480,076
--------------- ----------------- ---------------- --------------- --------------- ---------------- -------------- --------------
   4,446,997         6,467,930       21,713,298      21,179,054       4,341,818        2,819,682       13,136,202     29,986,945
--------------- ----------------- ---------------- --------------- --------------- ---------------- -------------- --------------
   1,055,535           798,307        1,633,867       2,805,385       1,289,584        3,432,268        1,610,512      1,954,964
    (695,260)       (1,762,576)      (5,124,269)     (2,333,946)       (650,937)        (473,244)      (1,080,249)    (8,699,997)
     (87,074)          (84,892)        (311,901)       (290,756)       (373,355)        (395,185)        (436,211)      (445,688)
  (5,211,322)       (4,536,231)     (10,498,437)     (7,865,478)    (11,552,568)     (10,467,635)     (12,959,200)   (11,583,226)
--------------- ----------------- ---------------- --------------- --------------- ---------------- -------------- --------------
  (4,938,121)       (5,585,392)     (14,300,740)     (7,684,795)    (11,287,276)      (7,903,796)     (12,865,148)   (18,773,947)
--------------- ----------------- ---------------- --------------- --------------- ---------------- -------------- --------------
    (491,124)          882,538        7,412,558      13,494,259      (6,945,458)      (5,084,114)         271,054     11,212,998
  38,902,963        38,020,425       93,971,021      80,476,762     105,046,251      110,130,365      123,432,693    112,219,695
--------------- ----------------- ---------------- --------------- --------------- ---------------- -------------- --------------
$ 38,411,839      $ 38,902,963    $ 101,383,579    $ 93,971,021    $ 98,100,793    $ 105,046,251    $ 123,703,747  $ 123,432,693
=============== ================= ================ =============== =============== ================ ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                               MSF                 MSF BLACKROCK                       MSF DAVIS
                                                  MFS TOTAL RETURN       LEGACY LARGE CAP GROWTH                   VENTURE VALUE
                                                        SUBACCOUNT                    SUBACCOUNT                      SUBACCOUNT
                                    ------------------------------- ----------------------------- -------------------------------
                                            2010              2009          2010            2009           2010             2009
                                    --------------- --------------- --------------- ------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 961,004       $ 1,697,666  $ (1,064,212)     $ (655,054)  $ (1,415,130)       $ 157,881
  Net realized gains (losses)         (1,183,594)       (3,190,648)      296,126      (3,830,560)     2,636,696       (4,526,751)
  Change in unrealized gains
     (losses) on investments           5,232,385        10,870,627    15,706,597      29,486,327     30,521,530       84,540,132
                                    --------------- --------------- --------------- ------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 5,009,795         9,377,645    14,938,511      25,000,713     31,743,096       80,171,262
                                    --------------- --------------- --------------- ------------- ---------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              1,751,704         1,803,583     1,738,068       1,862,731      5,887,894       11,051,947
  Net transfers (including
     fixed account)                     (931,262)       (1,880,522)   (2,040,991)       (516,739)    (6,980,914)       1,428,821
  Contract charges                      (186,390)         (197,428)     (224,467)       (211,051)    (1,220,443)      (1,127,937)
  Transfers for contract benefits
     and terminations                 (6,964,429)       (7,776,871)  (11,820,884)     (9,693,782)   (30,111,100)     (25,868,530)
                                    --------------- --------------- --------------- ------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions          (6,330,377)       (8,051,238)  (12,348,274)     (8,558,841)   (32,424,563)     (14,515,699)
                                    --------------- --------------- --------------- ------------- ---------------- --------------
     Net increase (decrease)
       in net assets                  (1,320,582)        1,326,407     2,590,237      16,441,872       (681,467)      65,655,563
NET ASSETS:
  Beginning of year                   64,884,478        63,558,071    93,156,964      76,715,092    337,050,032      271,394,469
                                    --------------- --------------- --------------- ------------- ---------------- --------------
  End of year                       $ 63,563,896      $ 64,884,478  $ 95,747,201    $ 93,156,964  $ 336,368,565    $ 337,050,032
                                    =============== =============== =============== ============= ================ ==============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                 MSF JENNISON                       MSF ARTIO                   MSF NEUBERGER
                       GROWTH             INTERNATIONAL STOCK                  BERMAN GENESIS          MSF RUSSELL 2000 INDEX
                   SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
-------------------------------- ------------------------------- ------------------------------- -------------------------------
        2010             2009            2010            2009            2010            2009            2010            2009
--------------- ---------------- --------------- --------------- --------------- --------------- --------------- ---------------
   $ (96,206)      $ (116,062)       $ 95,253      $ (506,965)     $ (834,343)     $ (323,210)     $ (166,006)      $ 154,220
     133,200         (373,368)     (2,004,311)     (2,358,138)     (7,247,430)     (9,927,302)       (472,032)     (1,362,020)
   1,021,680        3,502,042       5,368,558      15,382,993      24,535,998      19,125,899      10,391,937       9,594,056
--------------- ---------------- --------------- --------------- --------------- --------------- --------------- ---------------
   1,058,674        3,012,612       3,459,500      12,517,890      16,454,225       8,875,387       9,753,899       8,386,256
--------------- ---------------- --------------- --------------- --------------- --------------- --------------- ---------------
     305,462          447,207       1,270,895       2,364,542       1,177,738       1,590,738         944,726       1,489,196
     368,648        1,509,892      (2,099,530)      2,197,122      (3,480,154)      2,203,036      (2,528,419)         56,596
     (45,869)         (32,648)       (268,887)       (265,702)       (366,106)       (364,193)       (194,219)       (172,594)
  (1,323,034)        (888,082)     (6,847,659)     (5,282,068)     (8,604,951)     (6,993,557)     (3,454,074)     (2,696,496)
--------------- ---------------- --------------- --------------- --------------- --------------- --------------- ---------------
    (694,793)       1,036,369      (7,945,181)       (986,106)    (11,273,473)     (3,563,976)     (5,231,986)     (1,323,298)
--------------- ---------------- --------------- --------------- --------------- --------------- --------------- ---------------
     363,881        4,048,981      (4,485,681)     11,531,784       5,180,752       5,311,411       4,521,913       7,062,958
  11,320,650        7,271,669      71,235,575      59,703,791      90,487,549      85,176,138      42,220,045      35,157,087
--------------- ---------------- --------------- --------------- --------------- --------------- --------------- ---------------
$ 11,684,531     $ 11,320,650    $ 66,749,894    $ 71,235,575    $ 95,668,301    $ 90,487,549    $ 46,741,958    $ 42,220,045
=============== ================ =============== =============== =============== =============== =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                       MSF METLIFE               MSF LOOMIS SAYLES           MSF NEUBERGER BERMAN
                                                       STOCK INDEX                SMALL CAP GROWTH                  MID CAP VALUE
                                                        SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                    --------------------------------- ------------------------------- ---------------------------
                                            2010              2009            2010            2009            2010          2009
                                    --------------- ----------------- --------------- --------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 204,827         $ 635,438      $ (315,306)     $ (260,068)     $ (480,055)     $ (9,099)
  Net realized gains (losses)         (1,124,999)         (434,841)       (551,683)     (1,123,871)       (945,723)   (5,274,357)
  Change in unrealized gains
     (losses) on investments           8,949,936        13,573,414       7,353,438       6,643,192      18,125,903    30,075,824
                                    --------------- ----------------- --------------- --------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 8,029,764        13,774,011       6,486,449       5,259,253      16,700,125    24,792,368
                                    --------------- ----------------- --------------- --------------- ------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              2,607,485         3,705,998         521,566         823,823       1,152,877     2,264,797
  Net transfers (including
     fixed account)                   (2,312,935)        2,565,447      (1,672,205)        494,766      (4,612,580)   (2,553,278)
  Contract charges                      (279,090)         (241,056)       (112,196)       (103,576)       (330,168)     (300,478)
  Transfers for contract benefits
     and terminations                 (5,547,519)       (4,372,942)     (1,636,408)     (1,359,604)     (6,280,608)   (4,018,457)
                                    --------------- ----------------- --------------- --------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions          (5,532,059)        1,657,447      (2,899,243)       (144,591)    (10,070,479)   (4,607,416)
                                    --------------- ----------------- --------------- --------------- ------------- -------------
     Net increase (decrease)
       in net assets                   2,497,705        15,431,458       3,587,206       5,114,662       6,629,646    20,184,952
NET ASSETS:
  Beginning of year                   66,716,540        51,285,082      23,879,768      18,765,106      74,947,109    54,762,157
                                    --------------- ----------------- --------------- --------------- ------------- -------------
  End of year                       $ 69,214,245      $ 66,716,540    $ 27,466,974    $ 23,879,768    $ 81,576,755  $ 74,947,109
                                    =============== ================= =============== =============== ============= =============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                                               MSF BLACKROCK            MSF BARCLAYS CAPITAL              MSF MORGAN STANLEY
               MSF MFS VALUE                 LARGE CAP VALUE            AGGREGATE BOND INDEX                      EAFE INDEX
                  SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
------------------------------- ------------------------------- ------------------------------- -------------------------------
        2010            2009            2010            2009            2010            2009            2010            2009
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
   $ (10,332)     $ (601,895)     $ (144,608)       $ 24,283     $ 1,742,209     $ 3,473,136       $ 595,781     $ 1,178,235
    (707,541)     (1,509,057)     (1,166,511)     (2,042,320)        332,797         117,386        (455,353)       (874,096)
   5,806,366      10,755,203       3,802,040       5,679,177       1,230,442        (994,002)      2,919,413      10,681,073
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
   5,088,493       8,644,251       2,490,921       3,661,140       3,305,448       2,596,520       3,059,841      10,985,212
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
   1,646,050       2,140,163         464,519       1,998,068       1,119,745       3,718,155         779,097       1,990,595
   1,109,739       2,812,087        (610,633)      1,547,484       2,005,493       2,579,452         (15,073)         87,717
    (257,783)       (236,925)       (168,135)       (158,146)       (314,347)       (298,952)       (223,414)       (212,828)
  (4,771,287)     (2,914,442)     (2,735,850)     (1,827,316)     (7,783,910)     (6,693,920)     (2,932,073)     (2,915,872)
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
  (2,273,281)      1,800,883      (3,050,099)      1,560,090      (4,973,019)       (695,265)     (2,391,463)     (1,050,388)
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
   2,815,212      10,445,134        (559,178)      5,221,230      (1,667,571)      1,901,255         668,378       9,934,824
  53,796,684      43,351,550      35,655,650      30,434,420      75,988,996      74,087,741      49,665,774      39,730,950
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
$ 56,611,896    $ 53,796,684    $ 35,096,472    $ 35,655,650    $ 74,321,425    $ 75,988,996    $ 50,334,152    $ 49,665,774
=============== =============== =============== =============== =============== =============== =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                       MSF METLIFE               MSF T. ROWE PRICE              MSF T. ROWE PRICE
                                               MID CAP STOCK INDEX                LARGE CAP GROWTH               SMALL CAP GROWTH
                                                        SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                    --------------------------------- ------------------------------- ---------------------------
                                            2010              2009            2010            2009            2010          2009
                                    --------------- ----------------- --------------- --------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ (208,848)         $ 83,820      $ (474,563)     $ (317,185)     $ (199,270)   $ (134,208)
  Net realized gains (losses)            (33,354)          425,171          46,267        (554,412)        (67,723)     (150,217)
  Change in unrealized gains
     (losses) on investments           9,921,494        11,184,663       5,925,641      12,204,502       4,835,382     3,821,917
                                    --------------- ----------------- --------------- --------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 9,679,292        11,693,654       5,497,345      11,332,905       4,568,389     3,537,492
                                    --------------- ----------------- --------------- --------------- ------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                704,902         2,122,813         560,171       1,415,945         460,467       888,346
  Net transfers (including
     fixed account)                   (2,712,278)        1,128,867      (1,403,924)      1,400,376       1,727,307       601,954
  Contract charges                      (203,300)         (166,745)       (175,079)       (151,741)        (73,570)      (50,957)
  Transfers for contract benefits
     and terminations                 (3,745,096)       (3,013,690)     (3,166,465)     (1,377,064)       (955,435)     (532,576)
                                    --------------- ----------------- --------------- --------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions          (5,955,772)           71,245      (4,185,297)      1,287,516       1,158,769       906,767
                                    --------------- ----------------- --------------- --------------- ------------- -------------
     Net increase (decrease)
       in net assets                   3,723,520        11,764,899       1,312,048      12,620,421       5,727,158     4,444,259
NET ASSETS:
  Beginning of year                   43,323,864        31,558,965      39,275,314      26,654,893      13,491,273     9,047,014
                                    --------------- ----------------- --------------- --------------- ------------- -------------
  End of year                       $ 47,047,384      $ 43,323,864    $ 40,587,362    $ 39,275,314    $ 19,218,431  $ 13,491,273
                                    =============== ================= =============== =============== ============= =============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

             MSF OPPENHEIMER                   MSF BLACKROCK         MSF BLACKROCK                               MSF METLIFE
               GLOBAL EQUITY               AGGRESSIVE GROWTH           DIVERSIFIED                   CONSERVATIVE ALLOCATION
                  SUBACCOUNT                      SUBACCOUNT            SUBACCOUNT                                SUBACCOUNT
------------------------------- ------------------------------- ------------------------------- -------------------------------
        2010            2009            2010            2009           2010             2009            2010            2009
--------------- --------------- --------------- --------------- -------------- ---------------- --------------- ---------------
     $ 3,508       $ 140,740      $ (203,815)     $ (195,830)      $ 21,925        $ 229,364     $ 1,798,939       $ 840,557
    (197,678)       (594,256)        740,310        (516,033)      (137,356)        (300,092)      1,084,305        (294,499)
   3,021,392       5,657,742         913,418       6,743,591        699,869        1,103,748       4,163,472       9,261,201
--------------- --------------- --------------- --------------- -------------- ---------------- --------------- ---------------
   2,827,222       5,204,226       1,449,913       6,031,728        584,438        1,033,020       7,046,716       9,807,259
--------------- --------------- --------------- --------------- -------------- ---------------- --------------- ---------------
     355,867         776,060         202,382         819,178        193,737          288,841         705,645       5,496,189
   1,472,583       1,320,306      (3,001,034)      3,412,430       (214,540)         788,746      20,511,171      22,882,628
     (99,574)        (78,606)        (85,908)        (94,628)       (36,880)         (34,004)       (519,811)       (310,413)
  (1,377,399)       (974,142)       (834,252)       (843,495)      (493,555)        (567,617)     (7,238,670)     (3,106,538)
--------------- --------------- --------------- --------------- -------------- ---------------- --------------- ---------------
     351,477       1,043,618      (3,718,812)      3,293,485       (551,238)         475,966      13,458,335      24,961,866
--------------- --------------- --------------- --------------- -------------- ---------------- --------------- ---------------
   3,178,699       6,247,844      (2,268,899)      9,325,213         33,200        1,508,986      20,505,051      34,769,125
  19,396,230      13,148,386      16,592,384       7,267,171      7,993,644        6,484,658      72,563,212      37,794,087
--------------- --------------- --------------- --------------- -------------- ---------------- --------------- ---------------
$ 22,574,929    $ 19,396,230    $ 14,323,485    $ 16,592,384    $ 8,026,844      $ 7,993,644    $ 93,068,263    $ 72,563,212
=============== =============== =============== =============== ============== ================ =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                       MSF METLIFE CONSERVATIVE TO                    MSF METLIFE       MSF METLIFE MODERATE TO
                                               MODERATE ALLOCATION            MODERATE ALLOCATION         AGGRESSIVE ALLOCATION
                                                        SUBACCOUNT                     SUBACCOUNT                    SUBACCOUNT
                                    ------------------------------- ----------------------------- -----------------------------
                                             2010             2009           2010           2009           2010           2009
                                    ---------------- -------------- -------------- -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 3,284,466      $ 2,261,100    $ 6,554,199    $ 6,628,820    $ 5,374,441    $ 6,797,930
  Net realized gains (losses)             279,884         (993,123)    (1,823,313)     1,163,489     (8,419,206)    (2,670,318)
  Change in unrealized gains
     (losses) on investments           11,481,342       23,953,679     51,371,118     89,010,654     80,534,025    133,338,232
                                    ---------------- -------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 15,045,692       25,221,656     56,102,004     96,802,963     77,489,260    137,465,844
                                    ---------------- -------------- -------------- -------------- -------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               6,009,717       12,364,236     12,223,576     43,746,523     14,484,708     35,300,213
  Net transfers (including
     fixed account)                     9,331,769       15,681,669      6,703,049     21,157,896    (19,528,339)     1,624,546
  Contract charges                       (976,956)        (726,332)    (3,417,421)    (2,844,190)    (5,077,789)    (4,805,104)
  Transfers for contract benefits
     and terminations                 (10,126,589)      (7,615,367)   (27,494,311)   (19,474,521)   (25,848,199)   (17,983,822)
                                    ---------------- -------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions            4,237,941       19,704,206    (11,985,107)    42,585,708    (35,969,619)    14,135,833
                                    ---------------- -------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets                   19,283,633       44,925,862     44,116,897    139,388,671     41,519,641    151,601,677
NET ASSETS:
  Beginning of year                   147,970,734      103,044,872    492,013,090    352,624,419    624,271,525    472,669,848
                                    ---------------- -------------- -------------- -------------- -------------- --------------
  End of year                       $ 167,254,367    $ 147,970,734  $ 536,129,987  $ 492,013,090  $ 665,791,166  $ 624,271,525
                                    ================ ============== ============== ============== ============== ==============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                 MSF METLIFE                 MIST LEGG MASON                        MIST MFS              MIST T. ROWE PRICE
       AGGRESSIVE ALLOCATION                    VALUE EQUITY          RESEARCH INTERNATIONAL                  MID CAP GROWTH
                  SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
------------------------------- ------------------------------- ------------------------------- -------------------------------
        2010            2009            2010            2009            2010            2009            2010            2009
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
   $ (89,976)      $ 207,413       $ 108,791        $ 46,859       $ 300,697     $ 1,160,925      $ (932,319)     $ (753,928)
  (1,199,430)     (1,382,531)     (1,346,713)     (2,299,524)     (2,083,671)     (3,010,901)        685,281      (1,614,264)
   5,047,005       7,943,347       2,028,839       6,184,217       8,587,104      19,930,726      17,278,590      23,493,121
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
   3,757,599       6,768,229         790,917       3,931,552       6,804,130      18,080,750      17,031,552      21,124,929
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
     873,446       2,275,682         233,783         262,693       1,456,434       3,618,954       1,654,588       3,032,513
     390,559           4,258          35,445        (415,219)     (2,997,496)      1,127,649      (2,391,378)       (180,769)
    (152,029)       (147,613)        (44,585)        (44,832)       (325,290)       (299,523)       (348,101)       (295,300)
  (1,257,550)       (975,988)     (1,723,987)     (1,405,666)     (5,215,101)     (3,812,191)     (5,150,161)     (3,675,356)
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
    (145,574)      1,156,339      (1,499,344)     (1,603,024)     (7,081,453)        634,889      (6,235,052)     (1,118,912)
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
   3,612,025       7,924,568        (708,427)      2,328,528        (277,323)     18,715,639      10,796,500      20,006,017
  28,586,035      20,661,467      14,123,583      11,795,055      74,529,682      55,814,043      69,147,630      49,141,613
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
$ 32,198,060    $ 28,586,035    $ 13,415,156    $ 14,123,583    $ 74,252,359    $ 74,529,682    $ 79,944,130    $ 69,147,630
=============== =============== =============== =============== =============== =============== =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                        MIST PIMCO                        MIST RCM               MIST LORD ABBETT
                                                      TOTAL RETURN                      TECHNOLOGY                 BOND DEBENTURE
                                                        SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                    --------------------------------- ------------------------------- ---------------------------
                                             2010             2009            2010            2009            2010          2009
                                    ---------------- ---------------- --------------- --------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 7,121,126     $ 15,502,102      $ (277,676)     $ (206,196)    $ 4,677,378   $ 5,118,800
  Net realized gains (losses)           3,258,767       11,082,822        (380,113)     (1,733,868)        481,476    (1,511,006)
  Change in unrealized gains
     (losses) on investments            9,337,622       12,815,883       5,537,690       8,885,986       5,009,384    21,493,737
                                    ---------------- ---------------- --------------- --------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 19,717,515       39,400,807       4,879,901       6,945,922      10,168,238    25,101,531
                                    ---------------- ---------------- --------------- --------------- ------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               6,953,026       13,226,910         362,282         536,621       1,189,424     2,257,235
  Net transfers (including
     fixed account)                    18,254,714       16,381,931         (61,047)      2,124,810      (2,460,085)   (2,259,017)
  Contract charges                     (1,319,267)      (1,141,648)        (98,299)        (80,734)       (384,858)     (376,339)
  Transfers for contract benefits
     and terminations                 (28,051,646)     (23,651,668)     (1,524,589)       (997,810)     (8,433,532)   (7,115,496)
                                    ---------------- ---------------- --------------- --------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions           (4,163,173)       4,815,525      (1,321,653)      1,582,887     (10,089,051)   (7,493,617)
                                    ---------------- ---------------- --------------- --------------- ------------- -------------
     Net increase (decrease)
       in net assets                   15,554,342       44,216,332       3,558,248       8,528,809          79,187    17,607,914
NET ASSETS:
  Beginning of year                   289,918,236      245,701,904      20,787,283      12,258,474      93,918,970    76,311,056
                                    ---------------- ---------------- --------------- --------------- ------------- -------------
  End of year                       $ 305,472,578    $ 289,918,236    $ 24,345,531    $ 20,787,283    $ 93,998,157  $ 93,918,970
                                    ================ ================ =============== =============== ============= =============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                 MIST LAZARD                     MIST INVESCO               MIST HARRIS OAKMARK      MIST LEGG MASON CLEARBRIDGE
                     MID CAP                 SMALL CAP GROWTH                     INTERNATIONAL                AGGRESSIVE GROWTH
                  SUBACCOUNT                       SUBACCOUNT                        SUBACCOUNT             SUBACCOUNT
------------------------------- -------------------------------- --------------------------------- ------------------- ------------
        2010            2009            2010             2009             2010             2009            2010             2009
--------------- --------------- --------------- ---------------- ---------------- ---------------- --------------- --- ------------
   $ (97,059)      $ (26,518)     $ (124,613)      $ (105,275)       $ 745,988      $ 6,329,770      $ (121,028)       $ (98,597)
    (779,802)     (1,458,152)        (31,572)        (382,369)      (2,504,850)      (7,575,892)       (446,795)        (472,298)
   5,451,517       7,577,688       2,275,654        2,752,036       18,537,295       42,697,033       2,346,987        2,596,986
--------------- --------------- --------------- ---------------- ---------------- ---------------- --------------- --- ------------
   4,574,656       6,093,018       2,119,469        2,264,392       16,778,433       41,450,911       1,779,164        2,026,091
--------------- --------------- --------------- ---------------- ---------------- ---------------- --------------- --- ------------
     336,889         449,196         123,125          298,685        2,955,358        3,880,694         149,546          186,747
    (903,457)       (185,177)       (139,463)         (43,413)        (603,051)      (1,024,098)        972,782          (72,552)
    (112,354)       (101,862)        (47,254)         (43,339)        (544,678)        (471,644)        (36,069)         (34,119)
  (1,818,286)     (1,192,763)       (739,347)        (407,328)      (7,604,777)      (6,005,687)       (689,594)        (541,460)
--------------- --------------- --------------- ---------------- ---------------- ---------------- --------------- --- ------------
  (2,497,208)     (1,030,606)       (802,939)        (195,395)      (5,797,148)      (3,620,735)        396,665         (461,384)
--------------- --------------- --------------- ---------------- ---------------- ---------------- --------------- --- ------------
   2,077,448       5,062,412       1,316,530        2,068,997       10,981,285       37,830,176       2,175,829        1,564,707
  22,972,179      17,909,767       9,095,350        7,026,353      118,742,264       80,912,088       8,349,187        6,784,480
--------------- --------------- --------------- ---------------- ---------------- ---------------- --------------- --- ------------
$ 25,049,627    $ 22,972,179    $ 10,411,880      $ 9,095,350    $ 129,723,549    $ 118,742,264    $ 10,525,016      $ 8,349,187
=============== =============== =============== ================ ================ ================ =============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                               MIST CLARION GLOBAL              MIST OPPENHEIMER                      MIST SSGA
                                                       REAL ESTATE          CAPITAL APPRECIATION                     GROWTH ETF
                                                        SUBACCOUNT                    SUBACCOUNT                     SUBACCOUNT
                                    --------------------------------- ----------------------------- ------------------------------
                                            2010              2009           2010           2009            2010           2009
                                    --------------- ----------------- -------------- -------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 5,116,834       $ 1,157,410      $ (63,419)     $ (76,220)       $ (1,649)      $ (3,546)
  Net realized gains (losses)         (4,818,681)       (6,416,235)      (235,039)      (410,103)        241,009         27,977
  Change in unrealized gains
     (losses) on investments           9,532,455        24,706,491        881,105      2,561,913       1,747,645      1,571,814
                                    --------------- ----------------- -------------- -------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 9,830,608        19,447,666        582,647      2,075,590       1,987,005      1,596,245
                                    --------------- ----------------- -------------- -------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                952,857         2,224,117        158,123        600,579         529,605      1,424,444
  Net transfers (including
     fixed account)                   (4,711,451)          929,990        160,523        792,759       7,651,625      5,026,615
  Contract charges                      (364,278)         (327,422)       (36,377)       (27,853)        (79,134)       (17,638)
  Transfers for contract benefits
     and terminations                 (5,012,789)       (3,710,446)      (552,860)      (415,788)       (511,062)       (69,839)
                                    --------------- ----------------- -------------- -------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions          (9,135,661)         (883,761)      (270,591)       949,697       7,591,034      6,363,582
                                    --------------- ----------------- -------------- -------------- --------------- --------------
     Net increase (decrease)
       in net assets                     694,947        18,563,905        312,056      3,025,287       9,578,039      7,959,827
NET ASSETS:
  Beginning of year                   75,386,178        56,822,273      7,262,985      4,237,698       9,736,993      1,777,166
                                    --------------- ----------------- -------------- -------------- --------------- --------------
  End of year                       $ 76,081,125      $ 75,386,178    $ 7,575,041    $ 7,262,985    $ 19,315,032    $ 9,736,993
                                    =============== ================= ============== ============== =============== ==============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                   MIST SSGA                      MIST PIMCO                  MIST BLACKROCK                   MIST
       GROWTH AND INCOME ETF        INFLATION PROTECTED BOND                  LARGE CAP CORE                       JANUS FORTY
                  SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT                        SUBACCOUNT
------------------------------- ------------------------------- ------------------------------- ---------------------------------
        2010            2009            2010            2009            2010            2009            2010              2009
--------------- --------------- --------------- --------------- --------------- --------------- --------------- -----------------
   $ (10,927)       $ 18,453       $ 760,562     $ 1,095,030        $ (8,303)        $ 8,348       $ 206,056        $ (486,577)
     186,863         (39,701)      2,284,960        (160,033)       (370,911)       (561,507)        218,617        (1,694,645)
   4,029,243       2,629,125       1,309,757       6,938,762       1,783,858       2,471,455       3,095,718        14,335,390
--------------- --------------- --------------- --------------- --------------- --------------- --------------- -----------------
   4,205,179       2,607,877       4,355,279       7,873,759       1,404,644       1,918,296       3,520,391        12,154,168
--------------- --------------- --------------- --------------- --------------- --------------- --------------- -----------------
   2,583,860       5,392,127       2,097,773       5,238,622         191,090         764,063       1,334,028         4,004,564
  21,220,680      10,630,450      10,563,510      15,244,641         385,506       1,764,629        (417,949)       12,828,922
    (216,654)        (38,168)       (345,982)       (241,244)        (56,890)        (48,706)       (270,046)         (191,516)
  (1,093,441)       (416,104)     (5,818,969)     (3,681,458)       (911,807)       (958,511)     (3,288,912)       (2,060,530)
--------------- --------------- --------------- --------------- --------------- --------------- --------------- -----------------
  22,494,445      15,568,305       6,496,332      16,560,561        (392,101)      1,521,475      (2,642,879)       14,581,440
--------------- --------------- --------------- --------------- --------------- --------------- --------------- -----------------
  26,699,624      18,176,182      10,851,611      24,434,320       1,012,543       3,439,771         877,512        26,735,608
  21,500,843       3,324,661      65,586,643      41,152,323      12,948,773       9,509,002      49,882,487        23,146,879
--------------- --------------- --------------- --------------- --------------- --------------- --------------- -----------------
$ 48,200,467    $ 21,500,843    $ 76,438,254    $ 65,586,643    $ 13,961,316    $ 12,948,773    $ 50,759,999      $ 49,882,487
=============== =============== =============== =============== =============== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                              MIST AMERICAN FUNDS           MIST AMERICAN FUNDS           MIST AMERICAN FUNDS
                                              BALANCED ALLOCATION             GROWTH ALLOCATION           MODERATE ALLOCATION
                                                       SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                    ----------------------------- ----------------------------- -----------------------------
                                             2010           2009           2010           2009           2010           2009
                                    -------------- -------------- -------------- -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (248,682)  $ (1,136,224)    $ (860,734)  $ (2,165,217)     $ 369,453   $ (1,136,734)
  Net realized gains (losses)           1,557,176        441,169      3,077,512        502,483      2,334,482        317,466
  Change in unrealized gains
     (losses) on investments           13,727,713     25,628,406     24,377,008     55,932,555      8,173,647     21,285,031
                                    -------------- -------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 15,036,207     24,933,351     26,593,786     54,269,821     10,877,582     20,465,763
                                    -------------- -------------- -------------- -------------- -------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               9,549,667     30,657,471     12,003,286     47,176,872      6,922,822     29,001,371
  Net transfers (including
     fixed account)                    14,614,440     33,098,848     (3,654,078)    39,686,994      2,930,538     33,293,586
  Contract charges                     (1,048,097)      (532,987)    (1,832,639)    (1,182,343)      (910,982)      (476,998)
  Transfers for contract benefits
     and terminations                  (5,361,651)    (2,436,498)    (7,266,892)    (4,188,083)    (7,804,044)    (2,613,037)
                                    -------------- -------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions           17,754,359     60,786,834       (750,323)    81,493,440      1,138,334     59,204,922
                                    -------------- -------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets                   32,790,566     85,720,185     25,843,463    135,763,261     12,015,916     79,670,685
NET ASSETS:
  Beginning of year                   125,363,657     39,643,472    229,891,874     94,128,613    125,180,455     45,509,770
                                    -------------- -------------- -------------- -------------- -------------- --------------
  End of year                       $ 158,154,223  $ 125,363,657  $ 255,735,337  $ 229,891,874  $ 137,196,371  $ 125,180,455
                                    ============== ============== ============== ============== ============== ==============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                        MIST                            MIST                 MIST MET/FRANKLIN                            MIST
         MET/FRANKLIN INCOME      MET/FRANKLIN MUTUAL SHARES       TEMPLETON FOUNDING STRATEGY            MET/TEMPLETON GROWTH
                  SUBACCOUNT                      SUBACCOUNT                        SUBACCOUNT                      SUBACCOUNT
------------------------------- ------------------------------- ------------------------------- -------------------------------
       2010             2009           2010             2009            2010            2009           2010             2009
-------------- ---------------- -------------- ---------------- --------------- --------------- -------------- ----------------
  $ 172,588        $ (38,020)     $ (46,000)       $ (23,504)     $ (173,715)     $ (117,098)      $ (3,157)        $ (9,601)
    150,048            1,602        136,385           17,743         175,311         (19,168)        67,681           12,272
    291,487          751,697        273,839          536,870       1,176,235       2,740,627         81,870          251,414
-------------- ---------------- -------------- ---------------- --------------- --------------- -------------- ----------------
    614,123          715,279        364,224          531,109       1,177,831       2,604,361        146,394          254,085
-------------- ---------------- -------------- ---------------- --------------- --------------- -------------- ----------------
  1,067,350          987,078        194,201          474,831         386,965       1,985,023        121,382          357,232
  1,156,845        1,804,434      1,098,686        1,318,647       1,259,357       3,480,705        285,510          606,242
    (43,069)         (11,647)       (24,903)         (10,823)       (101,189)        (64,666)        (9,931)          (2,385)
   (502,790)        (186,438)      (168,326)         (49,852)       (501,262)       (307,327)       (81,562)            (169)
-------------- ---------------- -------------- ---------------- --------------- --------------- -------------- ----------------
  1,678,336        2,593,427      1,099,658        1,732,803       1,043,871       5,093,735        315,399          960,920
-------------- ---------------- -------------- ---------------- --------------- --------------- -------------- ----------------
  2,292,459        3,308,706      1,463,882        2,263,912       2,221,702       7,698,096        461,793        1,215,005
  4,770,095        1,461,389      2,944,801          680,889      12,785,563       5,087,467      1,465,869          250,864
-------------- ---------------- -------------- ---------------- --------------- --------------- -------------- ----------------
$ 7,062,554      $ 4,770,095    $ 4,408,683      $ 2,944,801    $ 15,007,265    $ 12,785,563    $ 1,927,662      $ 1,465,869
============== ================ ============== ================ =============== =============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                               MIST
                                                     MORGAN STANLEY                   AMERICAN FUNDS                AMERICAN FUNDS
                                                     MID CAP GROWTH                           GROWTH                 GROWTH-INCOME
                                                         SUBACCOUNT                       SUBACCOUNT                    SUBACCOUNT
                                                     --- ------------- ----------------------------- -----------------------------
                                                            2010 (a)            2010           2009           2010           2009
                                                     ----------------- -------------- -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ (154,541)    $ (3,255,658)  $ (2,986,527)    $ (275,387)      $ 70,768
  Net realized gains (losses)                                58,190         (631,685)    (5,734,510)    (1,740,116)    (5,425,652)
  Change in unrealized gains (losses) on
     investments                                          2,950,856       64,989,798    116,489,591     23,833,082     61,197,394
                                                     ----------------- -------------- -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                    2,854,505       61,102,455    107,768,554     21,817,579     55,842,510
                                                     ----------------- -------------- -------------- -------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received from contract
     owners                                                 204,105        7,068,314     15,614,094      3,092,477      6,577,293
  Net transfers (including fixed account)                17,585,185      (12,662,781)     2,216,253     (2,078,076)       406,408
  Contract charges                                          (52,068)      (1,724,558)    (1,557,660)    (1,038,287)    (1,002,048)
  Transfers for contract benefits and terminations         (858,310)     (28,327,076)   (21,826,816)   (19,954,999)   (16,174,555)
                                                     ----------------- -------------- -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from contract transactions                        16,878,912      (35,646,101)    (5,554,129)   (19,978,885)   (10,192,902)
                                                     ----------------- -------------- -------------- -------------- --------------
     Net increase (decrease) in net assets               19,733,417       25,456,354    102,214,425      1,838,694     45,649,608
NET ASSETS:
  Beginning of year                                              --      387,130,972    284,916,547    242,904,693    197,255,085
                                                     ----------------- -------------- -------------- -------------- --------------
  End of year                                          $ 19,733,417    $ 412,587,326  $ 387,130,972  $ 244,743,387  $ 242,904,693
                                                     ================= ============== ============== ============== ==============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                AMERICAN FUNDS                    AMERICAN FUNDS
   GLOBAL SMALL CAPITALIZATION                   BOND
                    SUBACCOUNT                        SUBACCOUNT
--------------------------------- ---------------------------------
         2010             2009            2010              2009
---------------- ---------------- ---------------     -------------
    $ 208,220     $ (1,559,259)      $ 692,227         $ 746,544
   (3,208,482)      (8,408,747)       (201,498)         (492,115)
   30,543,912       65,080,312       1,839,440         4,091,804
---------------- ---------------- --------------- --- -------------
   27,543,650       55,112,306       2,330,169         4,346,233
---------------- ---------------- --------------- --- -------------
    2,357,879        4,671,926       1,316,451         3,565,955
   (8,039,752)       1,400,475         755,275         3,436,820
     (694,889)        (613,758)       (233,094)         (197,568)
  (10,314,796)      (7,623,116)     (3,930,596)       (2,917,034)
---------------- ---------------- --------------- --- -------------
  (16,691,558)      (2,164,473)     (2,091,964)        3,888,173
---------------- ---------------- --------------- --- -------------
   10,852,092       52,947,833         238,205         8,234,406
  148,944,945       95,997,112      47,418,093        39,183,687
---------------- ---------------- --------------- --- -------------
$ 159,797,037    $ 148,944,945    $ 47,656,298      $ 47,418,093
================ ================ =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

New England Variable Annuity Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on July 1, 1994 to support the Company's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
Met Investors Series Trust ("MIST")*
American Funds Insurance Series ("American Funds")

* See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUBACCOUNTS

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2010:

MSF BlackRock Bond Income Subaccount*
MSF BlackRock Money Market Subaccount*
MSF Met/Artisan Mid Cap Value Subaccount*
MSF FI Value Leaders Subaccount*
MSF Loomis Sayles Small Cap Core Subaccount*
MSF Western Asset Management U.S. Government Subaccount*
MSF Western Asset Management Strategic Bond Opportunities Subaccount* MSF MFS Total Return Subaccount*
MSF BlackRock Legacy Large Cap Growth Subaccount*
MSF Davis Venture Value Subaccount*
MSF Jennison Growth Subaccount*
MSF Artio International Stock Subaccount*
MSF Neuberger Berman Genesis Subaccount*
MSF Russell 2000 Index Subaccount
MSF MetLife Stock Index Subaccount
MSF Loomis Sayles Small Cap Growth Subaccount
MSF Neuberger Berman Mid Cap Value Subaccount*
MSF MFS Value Subaccount*
MSF BlackRock Large Cap Value Subaccount*
MSF Barclays Capital Aggregate Bond Index Subaccount
MSF Morgan Stanley EAFE Index Subaccount
MSF MetLife Mid Cap Stock Index Subaccount
MSF T. Rowe Price Large Cap Growth Subaccount
MSF T. Rowe Price Small Cap Growth Subaccount
MSF Oppenheimer Global Equity Subaccount
MSF BlackRock Aggressive Growth Subaccount
MSF BlackRock Diversified Subaccount
MSF MetLife Conservative Allocation Subaccount
MSF MetLife Conservative to Moderate Allocation Subaccount
MSF MetLife Moderate Allocation Subaccount
MSF MetLife Moderate to Aggressive Allocation Subaccount
MSF MetLife Aggressive Allocation Subaccount
MIST Legg Mason Value Equity Subaccount*
MIST MFS Research International Subaccount
MIST T. Rowe Price Mid Cap Growth Subaccount
MIST PIMCO Total Return Subaccount
MIST RCM Technology Subaccount
MIST Lord Abbett Bond Debenture Subaccount

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUBACCOUNTS -- (CONTINUED)

MIST Lazard Mid Cap Subaccount
MIST Invesco Small Cap Growth Subaccount
MIST Harris Oakmark International Subaccount*
MIST Legg Mason ClearBridge Aggressive Growth Subaccount
MIST Clarion Global Real Estate Subaccount
MIST Oppenheimer Capital Appreciation Subaccount
MIST SSgA Growth ETF Subaccount
MIST SSgA Growth and Income ETF Subaccount
MIST PIMCO Inflation Protected Bond Subaccount
MIST BlackRock Large Cap Core Subaccount
MIST Janus Forty Subaccount
MIST American Funds Balanced Allocation Subaccount
MIST American Funds Growth Allocation Subaccount
MIST American Funds Moderate Allocation Subaccount
MIST Met/Franklin Income Subaccount
MIST Met/Franklin Mutual Shares Subaccount
MIST Met/Franklin Templeton Founding Strategy Subaccount
MIST Met/Templeton Growth Subaccount
MIST Morgan Stanley Mid Cap Growth Subaccount**
American Funds Growth Subaccount
American Funds Growth-Income Subaccount
American Funds Global Small Capitalization Subaccount
American Funds Bond Subaccount

* This Subaccount invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

**   This Subaccount began operations during the year ended December 31, 2010.

3. PORTFOLIO CHANGES

The following Subaccount ceased operations during the year ended December 31, 2010:

MSF FI Mid Cap Opportunities Subaccount

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2010:


NAME CHANGES:

FORMER NAME                                  NEW NAME
-------------------------------------------- -----------------------------------------------
(MSF) BlackRock Strategic Value Portfolio    (MSF) Neuberger Berman Genesis Portfolio
(MIST) Met/AIM Small Cap Growth Portfolio    (MIST) Invesco Small Cap Growth Portfolio
(MIST) Legg Mason Partners Aggressive Growth (MIST) Legg Mason ClearBridge Aggressive Growth
  Portfolio                                    Portfolio

MERGER:

FORMER PORTFOLIO                             NEW PORTFOLIO
-------------------------------------------- -----------------------------------------------
(MSF) FI Mid Cap Opportunities Portfolio     (MIST) Morgan Stanley Mid Cap Growth Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION
The Subaccounts' investment in shares of the portfolio, series, or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return ranges from 3.5% to 5.0% . The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of the Subaccounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/ or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

EARNINGS PRESERVATION BENEFIT -- For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2010:

Mortality and Expense Risk       1.15% - 2.20%
Administrative                   0.10%
Earnings Preservation Benefit    0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts:

GUARANTEED ACCUMULATION BENEFIT -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed amount at the end of a specified number of years.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

LIFETIME WITHDRAWAL GUARANTEE -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

GUARANTEED WITHDRAWAL BENEFIT -- For an additional charge, the Company will guarantee the period return on the investment.

GUARANTEED MINIMUM INCOME BENEFIT -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

ENHANCED DEATH BENEFIT -- For an additional charge, the Company will guarantee the highest value on any contract anniversary.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2010:


Guaranteed Accumulation Benefit     0.75%
Lifetime Withdrawal Guarantee       0.50% - 1.80%
Guaranteed Withdrawal Benefit       0.50% - 1.00%
Guaranteed Minimum Income Benefit   0.50% - 1.50%
Enhanced Death Benefit              0.75% - 1.50%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $30 is assessed on an annual basis. For certain Contracts with a value of $50,000 or greater, or for certain other Contracts with a value of $25,000 or greater if net deposits of at least $1,000 are made during the year, this charge may be waived. Some Contracts do not assess this charge for annuitization. In addition, the Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                             FOR THE YEAR ENDED
                                                           AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                           ----------------------- ----------------------------
                                                                                         COST OF       PROCEEDS
                                                               SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                           ---------- ------------ ------------- --------------
MSF BlackRock Bond Income Subaccount                        1,255,467  135,083,391    21,442,955     23,522,415
MSF BlackRock Money Market Subaccount                         941,875   94,187,536    29,053,660     68,623,432
MSF Met/Artisan Mid Cap Value Subaccount                      868,917  178,582,131     2,313,007     23,491,630
MSF FI Value Leaders Subaccount                               271,439   46,747,709     2,633,361      7,491,398
MSF Loomis Sayles Small Cap Core Subaccount                   460,361   93,059,702     1,691,299     17,206,358
MSF Western Asset Management U.S. Government Subaccount     8,091,674   97,608,814     9,974,947     19,678,163
MSF Western Asset Management Strategic Bond Opportunities
  Subaccount                                                9,625,257  115,795,657    12,981,763     19,864,385
MSF MFS Total Return Subaccount                               493,202   67,088,206     4,648,003     10,017,406
MSF BlackRock Legacy Large Cap Growth Subaccount            3,509,337   80,069,703     3,617,918     17,030,520
MSF Davis Venture Value Subaccount                         10,817,569  292,314,114     7,997,775     41,837,580
MSF Jennison Growth Subaccount                                969,864   10,159,907     2,015,799      2,806,846
MSF Artio International Stock Subaccount                    6,755,842   73,011,194     4,452,867     12,302,827
MSF Neuberger Berman Genesis Subaccount                     8,432,174  126,416,077     2,188,389     14,296,284
MSF Russell 2000 Index Subaccount                           3,570,829   42,965,799     1,733,393      7,131,453
MSF MetLife Stock Index Subaccount                          2,396,620   67,119,116     6,725,697     12,052,913
MSF Loomis Sayles Small Cap Growth Subaccount               2,900,434   25,804,708       916,124      4,130,747
MSF Neuberger Berman Mid Cap Value Subaccount               4,113,813   73,117,191     6,669,702     17,220,253
MSF MFS Value Subaccount                                    4,625,884   57,589,975     4,094,359      6,377,985
MSF BlackRock Large Cap Value Subaccount                    3,445,692   38,890,525     2,570,659      5,765,450
MSF Barclays Capital Aggregate Bond Index Subaccount        6,774,987   71,938,983     7,748,757     10,979,566
MSF Morgan Stanley EAFE Index Subaccount                    4,283,771   50,057,601     3,792,507      5,588,180
MSF MetLife Mid Cap Stock Index Subaccount                  3,421,638   41,259,827     1,984,539      8,092,728
MSF T. Rowe Price Large Cap Growth Subaccount               2,709,440   35,789,731     1,264,614      5,924,572
MSF T. Rowe Price Small Cap Growth Subaccount               1,209,470   16,330,776     2,916,491      1,957,026
MSF Oppenheimer Global Equity Subaccount                    1,469,731   21,601,916     3,236,828      2,881,826
MSF BlackRock Aggressive Growth Subaccount                    560,830   10,598,938     1,683,873      5,606,526
MSF BlackRock Diversified Subaccount                          512,906    8,129,658     1,241,391      1,770,705
MSF MetLife Conservative Allocation Subaccount              8,135,342   85,038,916    30,449,774     15,192,520
MSF MetLife Conservative to Moderate Allocation Subaccount 14,827,518  154,867,903    27,746,012     20,223,608
MSF MetLife Moderate Allocation Subaccount                 48,300,001  516,586,693    29,300,974     34,731,927
MSF MetLife Moderate to Aggressive Allocation Subaccount   61,025,775  684,242,874    23,011,991     53,607,203
MSF MetLife Aggressive Allocation Subaccount                3,014,806   32,255,536     5,973,654      6,209,257
MIST Legg Mason Value Equity Subaccount                     2,054,018   18,553,548     1,280,557      2,671,026
MIST MFS Research International Subaccount                  7,279,657   81,422,395     2,943,545      9,724,343
MIST T. Rowe Price Mid Cap Growth Subaccount                8,292,972   63,836,270     2,315,309      9,482,727
MIST PIMCO Total Return Subaccount                         24,835,187  284,806,537    31,916,906     27,277,164
MIST RCM Technology Subaccount                              5,125,392   21,392,700     3,106,235      4,705,581
MIST Lord Abbett Bond Debenture Subaccount                  7,303,670   86,561,794     8,672,912     14,084,648
MIST Lazard Mid Cap Subaccount                              2,210,923   26,862,857       989,206      3,583,511
MIST Invesco Small Cap Growth Subaccount                      750,147    9,227,873       838,788      1,766,387
MIST Harris Oakmark International Subaccount                9,524,537  135,234,549     8,522,651     13,573,835
MIST Legg Mason ClearBridge Aggressive Growth Subaccount    1,424,235   10,085,224     3,387,845      3,112,270
MIST Clarion Global Real Estate Subaccount                  7,458,943   97,987,339     6,973,821     10,992,687
MIST Oppenheimer Capital Appreciation Subaccount            1,243,871    8,175,551       935,568      1,269,589
MIST SSgA Growth ETF Subaccount                             1,744,816   16,594,915    10,669,513      3,080,162
MIST SSgA Growth and Income ETF Subaccount                  4,217,017   42,263,214    25,962,904      3,477,909
MIST PIMCO Inflation Protected Bond Subaccount              6,716,900   73,014,667    17,660,756      8,464,791
MIST BlackRock Large Cap Core Subaccount                    1,627,213   15,391,107     1,385,420      1,785,870
MIST Janus Forty Subaccount                                   758,066   45,062,210     7,251,702      9,688,509
MIST American Funds Balanced Allocation Subaccount         16,171,195  126,748,560    28,621,635     11,049,188
MIST American Funds Growth Allocation Subaccount           27,617,212  203,679,855    27,473,637     29,084,708
MIST American Funds Moderate Allocation Subacount          13,733,375  115,055,172    21,175,886     19,668,124
MIST Met/Franklin Income Subaccount                           660,062    6,248,208     3,464,158      1,578,042
MIST Met/Franklin Mutual Shares Subaccount                    497,603    3,752,592     1,823,226        724,549
MIST Met/FranklinTempleton Founding Strategy Subaccount     1,522,043   12,288,426     2,233,994      1,363,833

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                        FOR THE YEAR ENDED
                                                      AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                      ----------------------- ----------------------------
                                                                                    COST OF       PROCEEDS
                                                         SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                      --------- ------------- ------------- --------------
MIST Met/Templeton Growth Subaccount                    206,841     1,672,029     1,169,060        856,791
MIST Morgan Stanley Mid Cap Growth Subaccount (a)     1,705,577    16,782,670    18,702,489      1,978,009
American Funds Growth Subaccount                      7,592,703   373,285,012     4,547,651     43,449,443
American Funds Growth-Income Subaccount               7,145,796   240,328,785     6,102,291     26,356,602
American Funds Global Small Capitalization Subaccount 7,484,645   155,611,138     7,007,826     23,491,166
American Funds Bond Subaccount                        4,512,918    49,466,521     5,995,768      7,395,482

(a)  For the period May 3, 2010 to December 31, 2010.

                     This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                             MSF BLACKROCK                MSF BLACKROCK          MSF MET/ARTISAN
                                               BOND INCOME                 MONEY MARKET            MID CAP VALUE
                                                SUBACCOUNT                   SUBACCOUNT               SUBACCOUNT
                                  --------------------------- ------------------------- ------------------------
                                        2010          2009          2010           2009       2010         2009
                                  ------------- ------------- ------------ ------------ ----------- ------------
Units beginning of year           25,673,709    29,163,171     55,516,273   72,455,447  53,920,168   61,110,701
Units issued and transferred
  from other funding options       5,333,945     2,946,403     21,920,933   35,414,371   1,992,514    3,751,142
Units redeemed and transferred to
  other funding options           (6,234,356)   (6,435,865)   (37,953,689) (52,353,545) (9,197,768) (10,941,675)
                                  ------------- ------------- ------------ ------------ ----------- ------------
Units end of year                 24,773,298    25,673,709     39,483,517   55,516,273  46,714,914   53,920,168
                                  ============= ============= ============ ============ =========== ============

                                         MSF WESTERN ASSET
                                      MANAGEMENT STRATEGIC                      MSF               MSF BLACKROCK
                                        BOND OPPORTUNITIES         MFS TOTAL RETURN     LEGACY LARGE CAP GROWTH
                                                SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                  ------------------------ -------------------------- ---------------------------
                                        2010          2009       2010          2009          2010          2009
                                  ----------- ------------ ------------ ------------- ------------- -------------
Units beginning of year           52,680,188   62,330,835   11,528,715    12,776,080    33,664,123    37,364,505
Units issued and transferred
  from other funding options       4,782,515    3,839,846      880,621     1,368,104     2,435,719     3,780,589
Units redeemed and transferred to
  other funding options           (9,923,064) (13,490,493)  (1,868,582)   (2,615,469)   (6,790,501)   (7,480,971)
                                  ----------- ------------ ------------ ------------- ------------- -------------
Units end of year                 47,539,639   52,680,188   10,540,754    11,528,715    29,309,341    33,664,123
                                  =========== ============ ============ ============= ============= =============

                                              MSF NEUBERGER              MSF RUSSELL                 MSF METLIFE
                                             BERMAN GENESIS               2000 INDEX                 STOCK INDEX
                                                 SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                  ------------------------- --------------------------- ---------------------------
                                        2010           2009       2010          2009          2010          2009
                                  ---------- -------------- ------------- ------------- ------------- -------------
Units beginning of year            65,356,132   68,553,688  29,015,735    29,989,635    19,266,039    18,455,622
Units issued and transferred
  from other funding options        3,459,202    8,051,806   2,538,422     5,855,640     2,804,880     4,472,435
Units redeemed and transferred to
  other funding options           (11,179,688) (11,249,362) (5,857,076)   (6,829,540)   (4,409,034)   (3,662,018)
                                  ------------ ------------ ------------- ------------- ------------- -------------
Units end of year                  57,635,646   65,356,132  25,697,081    29,015,735    17,661,885    19,266,039
                                  ============ ============ ============= ============= ============= =============

                                             MSF BLACKROCK         MSF BARCLAYS CAPITAL       MSF MORGAN STANLEY
                                           LARGE CAP VALUE         AGGREGATE BOND INDEX               EAFE INDEX
                                                SUBACCOUNT                   SUBACCOUNT               SUBACCOUNT
                                  --------------------------- ------------------------- ---------------------------
                                        2010          2009          2010           2009       2010          2009
                                  ------------- ------------- ------------ ------------ ------------- -------------
Units beginning of year           34,398,769    32,196,008     50,555,772   51,142,131   40,843,404    41,418,296
Units issued and transferred
  from other funding options       4,155,124    10,325,868      7,031,407   10,782,264    4,768,429     7,763,527
Units redeemed and transferred to
  other funding options           (7,074,591)   (8,123,107)   (10,217,779) (11,368,623)  (6,777,458)   (8,338,419)
                                  ------------- ------------- ------------ ------------ ------------- -------------
Units end of year                 31,479,302    34,398,769     47,369,400   50,555,772   38,834,375    40,843,404
                                  ============= ============= ============ ============ ============= =============

(a) For the period May 3, 2010 to December 31, 2010.

                  MSF FI           MSF LOOMIS SAYLES             MSF WESTERN ASSET
           VALUE LEADERS              SMALL CAP CORE    MANAGEMENT U.S. GOVERNMENT
              SUBACCOUNT                  SUBACCOUNT                    SUBACCOUNT
--------------------------- --------------------------- --------------------------
      2010          2009          2010          2009          2010           2009
------------- ------------- ------------- ------------- ------------- ------------
16,433,189    19,274,964    32,203,056    35,388,955      61,651,744   66,428,685
 1,308,628     1,346,637     1,492,827     4,708,102       7,456,692   12,543,244
(3,377,370)   (4,188,412)   (6,045,622)   (7,894,001)    (13,847,084) (17,320,185)
------------- ------------- ------------- ------------- ------------- ------------
14,364,447    16,433,189    27,650,261    32,203,056      55,261,352   61,651,744
============= ============= ============= ============= ============= ===========

                MSF DAVIS             MSF JENNISON                    MSF ARTIO
            VENTURE VALUE                   GROWTH          INTERNATIONAL STOCK
               SUBACCOUNT               SUBACCOUNT                   SUBACCOUNT
--------------------------- --------------------------- ----------------------------
2010                 2009       2010          2009           2010             2009
------------- ------------- ------------ ------------- -------------- -------------
110,104,989   115,239,430    23,949,323    21,208,392     53,729,516    54,199,131
  6,556,801    14,205,626     5,026,027     8,983,391      5,152,743     8,699,516
(17,067,883)  (19,340,067)   (6,489,474)   (6,242,460)   (11,211,546)   (9,169,131)
------------- ------------ ------------- ------------- -------------- -------------
 99,593,907   110,104,989    22,485,876    23,949,323     47,670,713    53,729,516
============= ============ ============= ============= ============== =============

       MSF LOOMIS SAYLES         MSF NEUBERGER BERMAN
        SMALL CAP GROWTH                MID CAP VALUE            MSF MFS VALUE
              SUBACCOUNT                   SUBACCOUNT               SUBACCOUNT
--------------------------- ------------------------- ---------------------------
      2010          2009          2010           2009       2010          2009
------------- ------------- ------------ -------------- ----------- -------------
28,645,137    28,824,594     36,930,883    39,367,292   48,825,274    46,854,335
 2,352,923     4,563,738      5,410,357     8,295,581    5,275,995     9,216,840
(5,591,086)   (4,743,195)   (10,030,312)  (10,731,990)  (7,329,294)   (7,245,901)
------------- ------------- ------------ -------------- ----------- -------------
25,406,974    28,645,137     32,310,928    36,930,883   46,771,975    48,825,274
============= ============= ============ ============== =========== =============

             MSF METLIFE           MSF T. ROWE PRICE           MSF T. ROWE PRICE
     MID CAP STOCK INDEX            LARGE CAP GROWTH            SMALL CAP GROWTH
              SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
--------------------------- --------------------------- ---------------------------
      2010          2009          2010          2009          2010          2009
------------- ------------- ------------- ------------- ------------- -------------
30,674,872    30,211,337    31,750,181    30,419,260     9,780,386     8,988,989
 2,779,247     6,589,884     2,242,255     5,570,149     2,963,809     2,449,940
(6,682,489)   (6,126,349)   (5,546,820)   (4,239,228)   (2,255,959)   (1,658,543)
------------- ------------- ------------- ------------- ------------- -------------
26,771,630    30,674,872    28,445,616    31,750,181    10,488,236     9,780,386
============= ============= ============= ============= ============= =============

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                         MSF OPPENHEIMER           MSF BLACKROCK             MSF BLACKROCK
                                           GLOBAL EQUITY       AGGRESSIVE GROWTH    DIVERSIFIED
                                              SUBACCOUNT              SUBACCOUNT                SUBACCOUNT
                                  ------------------------- ----------------------- -------------------------
                                       2010         2009        2010        2009           2010       2009
                                  ------------ ------------ ----------- ----------- -------------- ----------
Units beginning of year           1,174,821    1,100,644     418,747     267,266        212,231    197,641
Units issued and transferred
  from other funding options        255,026      280,973      70,744     419,232         39,204     62,697
Units redeemed and transferred to
  other funding options            (235,910)    (206,796)   (173,810)   (267,751)       (54,835)   (48,107)
                                  ------------ ------------ ----------- ----------- -------------- ----------
Units end of year                 1,193,937    1,174,821     315,681     418,747        196,600    212,231
                                  ============ ============ =========== =========== ============== ==========

                                               MSF METLIFE
                                               MODERATE TO               MSF METLIFE             MIST LEGG MASON
                                     AGGRESSIVE ALLOCATION     AGGRESSIVE ALLOCATION                VALUE EQUITY
                                                SUBACCOUNT                SUBACCOUNT                  SUBACCOUNT
                                  --------------------------- ------------------------- ---------------------------
                                        2010          2009         2010         2009          2010          2009
                                  ------------- ------------- ------------ ------------ ------------- -------------
Units beginning of year           60,277,070    58,174,135    2,885,433    2,708,136    20,723,103    24,069,403
Units issued and transferred
  from other funding options       3,103,749     9,542,389      631,934      697,383     1,676,597     1,824,683
Units redeemed and transferred to
  other funding options           (6,601,140)   (7,439,454)    (670,066)    (520,086)   (4,197,174)   (5,170,983)
                                  ------------- ------------- ------------ ------------ ------------- -------------
Units end of year                 56,779,679    60,277,070    2,847,301    2,885,433    18,202,526    20,723,103
                                  ============= ============= ============ ============ ============= =============

                                                   MIST RCM         MIST LORD ABBETT              MIST LAZARD
                                                 TECHNOLOGY           BOND DEBENTURE                  MID CAP
                                                 SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                                  -------------------------- ----------------------- ---------------------------
                                        2010           2009       2010          2009       2010          2009
                                  ------------ ------------- ----------- ------------ ------------- -------------
Units beginning of year            37,574,370    34,770,839  45,066,399   49,449,521   17,730,858    18,663,616
Units issued and transferred
  from other funding options        8,266,610    13,613,735   3,841,251    6,023,882    1,122,748     2,114,605
Units redeemed and transferred to
  other funding options           (10,961,220)  (10,810,204) (8,450,662) (10,407,004)  (2,909,160)   (3,047,363)
                                  ------------ ------------- ----------- ------------ ------------- -------------
Units end of year                  34,879,760    37,574,370  40,456,988   45,066,399   15,944,446    17,730,858
                                  ============ ============= =========== ============ ============= =============

                                       MIST CLARION GLOBAL        MIST OPPENHEIMER                MIST SSGA
                                               REAL ESTATE    CAPITAL APPRECIATION               GROWTH ETF
                                                SUBACCOUNT              SUBACCOUNT               SUBACCOUNT
                                  --------------------------- ----------------------- ------------------------
                                        2010          2009        2010        2009         2010        2009
                                  ------------- ------------- ----------- ----------- ------------ -----------
Units beginning of year            6,024,699     6,042,201     925,954     766,887      969,001     225,076
Units issued and transferred
  from other funding options         349,297     1,206,545     163,091     386,875    1,101,136     918,165
Units redeemed and transferred to
  other funding options           (1,068,324)   (1,224,047)   (194,851)   (227,808)    (364,904)   (174,240)
                                  ------------- ------------- ----------- ----------- ------------ -----------
Units end of year                  5,305,672     6,024,699     894,194     925,954    1,705,233     969,001
                                  ============= ============= =========== =========== ============ ===========

(a) For the period May 3, 2010 to December 31, 2010.

                                         MSF METLIFE
             MSF METLIFE             CONSERVATIVE TO                 MSF METLIFE
 CONSERVATIVE ALLOCATION         MODERATE ALLOCATION         MODERATE ALLOCATION
              SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
--------------------------- --------------------------- ---------------------------
      2010          2009          2010          2009          2010          2009
------------- ------------- ------------- ------------- ------------- -------------
 6,388,536     3,959,554    13,325,330    11,335,634    45,728,144    40,952,008
 2,859,120     3,852,357     2,899,070     4,504,982     3,936,592    10,871,340
(1,712,272)   (1,423,375)   (2,543,325)   (2,515,286)   (5,066,949)   (6,095,204)
------------- ------------- ------------- ------------- ------------- -------------
 7,535,384     6,388,536    13,681,075    13,325,330    44,597,787    45,728,144
============= ============= ============= ============= ============= =============

                MIST MFS        MIST T. ROWE PRICE                MIST PIMCO
  RESEARCH INTERNATIONAL            MID CAP GROWTH              TOTAL RETURN
              SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
------------------------ -------------------------- -------------------------
      2010          2009       2010           2009          2010        2009
---------- ------------- ------------ ------------- ------------- ------------
55,359,653   53,905,057   82,364,180    84,110,778   187,516,672  185,233,739
 4,753,189   12,355,564    8,281,197    13,498,830    31,599,322   38,743,214
(9,984,198) (10,900,968) (15,100,906)  (15,245,428)  (34,207,082) (36,460,281)
----------- ------------ ------------ ------------- ------------- ------------
50,128,644   55,359,653   75,544,471    82,364,180   184,908,912  187,516,672
=========== ============ ============ ============= ============= ============

            MIST INVESCO          MIST HARRIS OAKMARK   MIST LEGG MASON CLEARBRIDGE
        SMALL CAP GROWTH                INTERNATIONAL             AGGRESSIVE GROWTH
              SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
--------------------------- ------------------------- ------------------------------
      2010          2009          2010           2009       2010               2009
------------- ------------- ------------ ------------ ------------- ----------------
 7,081,464     7,228,054     67,787,358   70,703,349   13,321,184       14,201,692
   894,652     1,226,331      8,020,890   11,541,087    5,762,132        1,364,554
(1,463,759)   (1,372,921)   (11,408,214) (14,457,078)   (5,335,123)      (2,245,062)
------------- ------------- ------------ ------------ ------------- ----------------
 6,512,357     7,081,464     64,400,034   67,787,358    13,748,193       13,321,184
============= ============= ============ ============ ============= ================

             MIST SSGA                  MIST PIMCO            MIST BLACKROCK
 GROWTH AND INCOME ETF    INFLATION PROTECTED BOND            LARGE CAP CORE
            SUBACCOUNT                  SUBACCOUNT                SUBACCOUNT
------------------------- --------------------------- -------------------------
     2010         2009          2010          2009         2010         2009
------------ ------------ ------------- ------------- ------------ ------------
2,026,449      386,418     5,037,736     3,684,506    2,219,896    1,923,929
2,532,263    1,955,181     1,735,346     2,383,416      350,948      713,680
 (460,031)    (315,150)   (1,252,373)   (1,030,186)    (419,774)    (417,713)
------------ ------------ ------------- ------------- ------------ ------------
4,098,681    2,026,449     5,520,709     5,037,736    2,151,070    2,219,896
============ ============ ============= ============= ============ ============

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                                                             MIST                        MIST
                                                 MIST              AMERICAN FUNDS              AMERICAN FUNDS
                                          JANUS FORTY         BALANCED ALLOCATION           GROWTH ALLOCATION
                                           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                  ---------------------- --------------------------- ---------------------------
                                     2010        2009          2010          2009          2010          2009
                                  ---------- ----------- ------------- ------------- ------------- -------------
Units beginning of year           339,584     222,631    13,992,338     5,648,899    27,288,636    14,787,614
Units issued and transferred
  from other funding options       77,561     218,402     3,851,663    10,149,507     4,112,696    15,564,104
Units redeemed and transferred to
  other funding options           (98,198)   (101,449)   (1,901,545)   (1,806,068)   (4,311,942)   (3,063,082)
                                  ---------- ----------- ------------- ------------- ------------- -------------
Units end of year                 318,947     339,584    15,942,456    13,992,338    27,089,390    27,288,636
                                  ========== =========== ============= ============= ============= =============

                                                                                              MIST
                                                    MIST                            MORGAN STANLEY
                                  MET/FRANKLIN TEMPLETON                    MIST           MID CAP
                                       FOUNDING STRATEGY    MET/TEMPLETON GROWTH            GROWTH
                                              SUBACCOUNT              SUBACCOUNT        SUBACCOUNT
                                  ------------------------- ----------------------- -----------------
                                       2010         2009        2010        2009           2010 (a)
                                  ------------ ------------ ----------- ----------- -----------------
Units beginning of year           1,430,940      722,735     170,207      38,148                --
Units issued and transferred
  from other funding options        281,649      894,068     144,362     154,807        15,029,052
Units redeemed and transferred to
  other funding options            (166,674)    (185,863)   (103,989)    (22,748)       (1,946,941)
                                  ------------ ------------ ----------- ----------- -----------------
Units end of year                 1,545,915    1,430,940     210,580     170,207        13,082,111
                                  ============ ============ =========== =========== =================

                                          AMERICAN FUNDS
                                                    BOND
                                              SUBACCOUNT
                                  -------------------------
                                       2010         2009
                                  ------------ ------------
Units beginning of year           3,071,795    2,820,871
Units issued and transferred
  from other funding options        531,242      810,418
Units redeemed and transferred to
  other funding options            (657,972)    (559,494)
                                  ------------ ------------
Units end of year                 2,945,065    3,071,795
                                  ============ ============

(a) For the period May 3, 2010 to December 31, 2010.

                    MIST
          AMERICAN FUNDS                   MIST                          MIST
     MODERATE ALLOCATION    MET/FRANKLIN INCOME    MET/FRANKLIN MUTUAL SHARES
              SUBACCOUNT             SUBACCOUNT                    SUBACCOUNT
--------------------------- ---------------------- -----------------------------
      2010          2009        2010       2009        2010              2009
------------- ------------- ----------- ---------- ----------- -----------------
13,352,432     5,916,003     473,395    183,001     361,687           103,091
 2,729,029     8,725,265     346,038    356,282     243,521           338,806
(2,598,221)   (1,288,836)   (184,196)   (65,888)   (111,443)          (80,210)
------------- ------------- ----------- ---------- ----------- -----------------
13,483,240    13,352,432     635,237    473,395     493,765           361,687
============= ============= =========== ========== =========== =================

          AMERICAN FUNDS              AMERICAN FUNDS                 AMERICAN FUNDS
                  GROWTH               GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION
              SUBACCOUNT                  SUBACCOUNT                     SUBACCOUNT
--------------------------- --------------------------- ---------------------------
      2010          2009          2010          2009          2010             2009
------------- ------------- ------------- ------------- ------------ --------------
30,156,868    30,541,557    26,742,753    28,113,175     59,079,554      60,515,499
 1,533,967     3,907,646     1,626,808     2,764,485      5,539,146      11,313,887
(4,216,654)   (4,292,335)   (3,837,545)   (4,134,907)   (12,066,943)    (12,749,832)
------------- ------------- ------------- ------------- ------------ ---------------
27,474,181    30,156,868    24,532,016    26,742,753     52,551,757      59,079,554
============= ============= ============= ============= ============ ===============

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for the respective stated periods in the five years ended December 31, 2010:

                                                      AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                    ----------------------------------- --------------------------------------------------
                                                 UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                  LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS  HIGHEST (%)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ------------ ----------- ------------- ---------------- -------------------
MSF BlackRock Bond Income      2010 24,773,298  4.25 - 5.73 134,484,368          3.77      1.15 - 2.20      5.72 - 6.90
  Subaccount                   2009 25,673,709  4.02 - 5.36 131,074,537          6.91      1.15 - 2.20      6.80 - 7.99
                               2008 29,163,171  3.76 - 4.97 138,196,714          5.15      1.15 - 2.20   (5.77) - (4.73)
                               2007 37,848,416  3.99 - 5.21 188,538,179          3.13      1.15 - 2.20      3.70 - 4.86
                               2006 42,257,238  3.85 - 4.97 201,476,868          5.58      1.15 - 2.20      1.88 - 3.02
MSF BlackRock Money Market     2010 39,483,517  1.87 - 2.52  94,187,372            --      1.15 - 2.20   (2.14) - (1.15)
  Subaccount                   2009 55,516,273  1.91 - 2.55 133,756,938          0.30      1.15 - 2.20   (1.95) - (0.89)
                               2008 72,455,447  1.95 - 2.58 175,596,721          2.57      1.15 - 2.20      0.36 - 1.47
                               2007 51,919,410  1.94 - 2.54 124,216,947          4.77      1.15 - 2.20      2.52 - 3.66
                               2006 46,380,195  1.90 - 2.45 108,195,190          4.53      1.15 - 2.20      2.28 - 3.41
MSF Met/Artisan Mid Cap        2010 46,714,914  2.60 - 3.22 144,899,873          0.66      1.15 - 2.20    12.24 - 13.55
  Value Subaccount             2009 53,920,168  2.32 - 2.83 147,509,408          0.96      1.15 - 2.20    38.18 - 39.69
                               2008 61,110,701  1.68 - 2.03 119,975,567          0.20      1.15 - 2.20 (47.31) - (46.70)
                               2007 71,713,206  3.19 - 3.80 264,883,411          0.46      1.15 - 2.20  (10.66) - (8.05)
                               2006 82,907,605  3.51 - 4.14 334,052,554          0.21      1.15 - 2.20     2.07 - 11.01
MSF FI Value Leaders           2010 14,364,447  2.25 - 2.75  38,411,839          1.57      1.15 - 2.20    11.80 - 13.10
  Subaccount                   2009 16,433,189  2.01 - 2.43  38,902,963          2.81      1.15 - 2.20    18.82 - 20.27
                               2008 19,274,964  1.69 - 2.02  38,020,425          1.89      1.15 - 2.20 (40.43) - (39.73)
                               2007 24,137,044  2.84 - 3.35  79,141,056          0.92      1.15 - 2.20    (3.88) - 2.85
                               2006 29,699,459  2.79 - 3.26  94,943,256          1.08      1.15 - 2.20     2.32 - 10.49
MSF Loomis Sayles Small Cap    2010 27,650,261  3.13 - 3.78 101,383,579          0.03      1.15 - 2.20    24.43 - 25.88
  Core Subaccount              2009 32,203,056  2.51 - 3.00  93,971,021          0.13      1.15 - 2.20    27.11 - 28.55
                               2008 35,388,955  1.98 - 2.33  80,476,762            --      1.15 - 2.20 (37.45) - (36.73)
                               2007 40,696,231  3.16 - 3.69 146,628,388          0.04      1.15 - 2.20     1.80 - 10.45
                               2006 44,260,169  2.90 - 3.34 145,000,023            --      1.15 - 2.20     1.79 - 15.18
MSF Western Asset Management   2010 55,261,352  1.53 - 1.84  98,100,793          2.58      1.15 - 2.20      3.25 - 4.43
  U.S. Government Subaccount   2009 61,651,744  1.48 - 1.76 105,046,251          4.50      1.15 - 2.20      1.79 - 2.99
                               2008 66,428,685  1.45 - 1.71 110,130,365          4.19      1.15 - 2.20   (2.70) - (1.57)
                               2007 80,492,341  1.49 - 1.73 135,932,642          2.62      1.15 - 2.20      1.19 - 2.95
                               2006 88,715,827  1.47 - 1.69 145,922,745          3.21      1.15 - 2.20      0.04 - 2.79
MSF Western Asset Management   2010 47,539,639  2.24 - 2.70 123,703,747          6.12      1.15 - 2.20    10.02 - 11.36
  Strategic Bond Opportunities 2009 52,680,188  2.04 - 2.42 123,432,693          6.73      1.15 - 2.20    29.02 - 30.49
  Subaccount                   2008 62,330,835  1.58 - 1.86 112,219,695          4.08      1.15 - 2.20 (17.07) - (16.09)
                               2007 79,377,079  1.90 - 2.21 170,796,840          2.58      1.15 - 2.20      0.74 - 2.69
                               2006 79,919,273  1.88 - 2.15 168,028,848          4.88      1.15 - 2.20      0.28 - 3.66
MSF MFS Total Return           2010 10,540,754 3.68 - 46.54  63,563,896          2.89      1.15 - 2.20      7.42 - 8.54
  Subaccount                   2009 11,528,715 3.42 - 42.91  64,884,478          4.15      1.15 - 2.20    15.72 - 16.96
                               2008 12,776,080 2.96 - 36.73  63,558,071          3.49      1.15 - 2.20 (24.04) - (23.24)
                               2007 14,896,511 3.89 - 47.90 102,700,491          2.00      1.15 - 2.20      1.84 - 2.92
                               2006 14,713,464 3.82 - 46.59 107,388,528          3.36      1.15 - 2.20     9.50 - 11.12

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                   ----------------------------------------- --------------------------------------------------
                                                      UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST (%)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ----------- ----------------- ----------- ------------- ---------------- -------------------
MSF BlackRock Legacy Large    2010  29,309,341       1.66 - 3.34  95,747,201          0.16      1.15 - 2.20    16.88 - 18.25
  Cap Growth Subaccount       2009  33,664,123       1.41 - 2.83  93,156,964          0.56      1.15 - 2.20    33.52 - 35.05
                              2008  37,364,505       1.05 - 2.09  76,715,092          0.39      1.15 - 2.20 (38.08) - (37.36)
                              2007  44,525,146       1.67 - 3.34 146,247,396          0.16      1.15 - 2.20    15.84 - 17.18
                              2006  54,228,166       1.41 - 2.85 152,339,863          0.09      1.15 - 2.20      0.07 - 2.81
MSF Davis Venture Value       2010  99,593,907       2.90 - 3.49 336,368,565          0.89      1.15 - 2.20     9.27 - 10.52
  Subaccount                  2009 110,104,989       2.65 - 3.16 337,050,032          1.39      1.15 - 2.20    28.79 - 30.36
                              2008 115,239,430       2.06 - 2.42 271,394,469          1.21      1.15 - 2.20 (40.84) - (40.15)
                              2007 126,513,025       3.48 - 4.05 499,204,834          0.69      1.15 - 2.20    (1.31) - 3.23
                              2006 137,481,362       3.41 - 3.92 527,218,129          0.75      1.15 - 2.20     2.96 - 13.10
MSF Jennison Growth           2010  22,485,876       0.47 - 0.53  11,684,531          0.47      1.15 - 2.20     8.78 - 10.23
  Subaccount                  2009  23,949,323       0.43 - 0.48  11,320,650          0.06      1.15 - 2.20    36.59 - 38.51
                              2008  21,208,392       0.32 - 0.35   7,271,669          2.37      1.15 - 2.20 (37.96) - (37.27)
                              2007  24,416,455       0.51 - 0.56  13,381,333          0.34      1.15 - 2.20     5.87 - 10.26
                              2006  27,016,307       0.47 - 0.50  13,463,903            --      1.15 - 2.20      0.30 - 1.78
MSF Artio International Stock 2010  47,670,713       1.16 - 1.45  66,749,894          1.46      1.15 - 2.20      4.60 - 5.84
  Subaccount                  2009  53,729,516       1.11 - 1.37  71,235,575          0.51      1.15 - 2.20    19.14 - 20.60
                              2008  54,199,131       0.93 - 1.14  59,703,791          3.01      1.15 - 2.20 (45.46) - (44.84)
                              2007  57,370,727       1.70 - 2.06 114,872,336          0.97      1.15 - 2.20      0.56 - 8.94
                              2006  65,111,023       1.58 - 1.89 120,118,489          1.35      1.15 - 2.20     4.66 - 14.93
MSF Neuberger Berman Genesis  2010  57,635,646       1.50 - 1.69  95,668,301          0.38      1.15 - 2.20    18.74 - 20.01
  Subaccount                  2009  65,356,132       1.27 - 1.41  90,487,549          0.93      1.15 - 2.20    10.38 - 11.65
                              2008  68,553,688       1.15 - 1.26  85,176,138          0.35      1.15 - 2.20 (39.90) - (39.21)
                              2007  80,963,253       1.91 - 2.08 165,742,039          0.16      1.15 - 2.20   (9.18) - (4.69)
                              2006  93,167,774       2.02 - 2.18 200,515,108          0.19      1.15 - 2.20     2.31 - 15.31
MSF Russell 2000 Index        2010  25,697,081       1.64 - 1.86  46,741,958          0.94      1.15 - 2.20    23.85 - 25.10
  Subaccount                  2009  29,015,735       1.32 - 1.49  42,220,045          1.77      1.15 - 2.20    22.88 - 24.25
                              2008  29,989,635       1.07 - 1.20  35,157,087          0.99      1.15 - 2.20 (35.03) - (34.34)
                              2007  32,970,251       1.66 - 1.82  59,051,027          0.72      1.15 - 2.20   (3.86) - (2.83)
                              2006  35,649,948       1.72 - 1.88  65,806,953          0.62      1.15 - 2.20    15.03 - 16.24
MSF MetLife Stock Index       2010  17,661,885       3.27 - 4.06  69,214,245          1.64      1.15 - 2.20    12.03 - 13.18
  Subaccount                  2009  19,266,039       2.92 - 3.59  66,716,540          2.45      1.15 - 2.20    23.17 - 24.45
                              2008  18,455,622       2.37 - 2.88  51,285,082          1.72      1.15 - 2.20 (38.63) - (37.98)
                              2007  19,936,170       3.86 - 4.65  89,260,045          0.85      1.15 - 2.20      2.68 - 3.77
                              2006  22,687,923       3.76 - 4.48  98,055,747          1.73      1.15 - 2.20    12.69 - 13.87
MSF Loomis Sayles Small Cap   2010  25,406,974       0.99 - 1.10  27,466,974            --      1.15 - 2.20    28.37 - 29.82
  Growth Subaccount           2009  28,645,137       0.77 - 0.85  23,879,768            --      1.15 - 2.20    26.92 - 28.22
                              2008  28,824,594       0.61 - 0.66  18,765,106            --      1.15 - 2.20 (42.59) - (41.98)
                              2007  30,101,390       1.06 - 1.14  33,802,618            --      1.15 - 2.20      2.03 - 3.12
                              2006  31,977,049       1.04 - 1.10  34,872,011            --      1.15 - 2.20      7.34 - 8.47
MSF Neuberger Berman Mid Cap  2010  32,310,928       2.27 - 2.58  81,576,755          0.68      1.15 - 2.20    23.32 - 24.60
  Value Subaccount            2009  36,930,883       1.84 - 2.07  74,947,109          1.31      1.15 - 2.20    44.54 - 46.12
                              2008  39,367,292       1.27 - 1.42  54,762,157          0.55      1.15 - 2.20 (48.63) - (48.08)
                              2007  40,063,936       2.48 - 2.73 107,356,582          0.31      1.15 - 2.20      0.93 - 2.00
                              2006  39,366,520       2.46 - 2.67 103,484,762          0.26      1.15 - 2.20      8.78 - 9.93

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                    --------------------------------------- --------------------------------------------------
                                                      UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST (%) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ---------- ------------- ---------------- -------------------
MSF MFS Value Subaccount       2010 46,771,975       1.08 - 1.24 56,611,896          1.29      1.15 - 2.20      8.76 - 9.95
                               2009 48,825,274       0.99 - 1.13 53,796,684            --      1.15 - 2.20    17.93 - 19.34
                               2008 46,854,335       0.84 - 0.95 43,351,550          1.65      1.15 - 2.20  (30.64) - (6.07)
                               2007 50,012,916       1.30 - 1.44 70,656,174          0.62      1.15 - 2.20   (9.52) - (5.03)
                               2006 53,120,960       1.38 - 1.52 79,205,511          0.60      1.15 - 2.20     3.39 - 16.59
MSF BlackRock Large Cap        2010 31,479,302       1.03 - 1.14 35,096,472          0.89      1.15 - 2.20      6.63 - 7.77
  Value Subaccount             2009 34,398,769       0.97 - 1.06 35,655,650          1.40      1.15 - 2.20      8.54 - 9.89
                               2008 32,196,008       0.89 - 0.96 30,434,420          0.61      1.15 - 2.20 (36.53) - (35.78)
                               2007 31,646,231       1.40 - 1.50 46,695,320          0.82      1.15 - 2.20      0.87 - 2.08
                               2006 26,619,382       1.39 - 1.47 38,580,534          1.07      1.15 - 2.20    16.54 - 17.84
MSF Barclays Capital Aggregate 2010 47,369,400       1.41 - 1.60 74,321,425          3.59      1.15 - 2.20      3.37 - 4.44
  Bond Index Subaccount        2009 50,555,772       1.36 - 1.53 75,988,996          6.04      1.15 - 2.20      2.71 - 3.79
                               2008 51,142,131       1.33 - 1.48 74,087,741          4.56      1.15 - 2.20      3.33 - 4.42
                               2007 62,549,911       1.28 - 1.41 86,856,586          4.43      1.15 - 2.20      4.33 - 5.43
                               2006 66,223,739       1.23 - 1.34 87,381,231          4.19      1.15 - 2.20      1.56 - 2.63
MSF Morgan Stanley EAFE Index  2010 38,834,375       1.16 - 1.32 50,334,152          2.56      1.15 - 2.20      5.54 - 6.70
  Subaccount                   2009 40,843,404       1.10 - 1.24 49,665,774          4.06      1.15 - 2.20    25.54 - 26.84
                               2008 41,418,296       0.88 - 0.98 39,730,950          2.68      1.15 - 2.20 (43.46) - (42.86)
                               2007 42,853,330       1.55 - 1.71 71,929,953          1.76      1.15 - 2.20      8.10 - 9.25
                               2006 42,458,018       1.44 - 1.56 65,236,846          1.54      1.15 - 2.20    22.72 - 24.02
MSF MetLife Mid Cap Stock      2010 26,771,630       1.60 - 1.79 47,047,384          0.83      1.15 - 2.20    23.27 - 24.62
  Index Subaccount             2009 30,674,872       1.30 - 1.43 43,323,864          1.55      1.15 - 2.20    33.81 - 35.16
                               2008 30,211,337       0.97 - 1.06 31,558,965          1.15      1.15 - 2.20 (37.77) - (37.11)
                               2007 31,636,578       1.56 - 1.69 52,571,856          0.55      1.15 - 2.20      5.16 - 6.28
                               2006 33,421,255       1.48 - 1.59 52,350,319          0.92      1.15 - 2.20      7.44 - 8.57
MSF T. Rowe Price Large Cap    2010 28,445,616       1.28 - 1.46 40,587,362          0.07      1.15 - 2.20    14.27 - 15.38
  Growth Subaccount            2009 31,750,181       1.12 - 1.26 39,275,314          0.33      1.15 - 2.20    39.95 - 41.37
                               2008 30,419,260       0.80 - 0.89 26,654,893          0.30      1.15 - 2.20 (43.27) - (42.67)
                               2007 28,363,939       1.41 - 1.56 43,402,116          0.18      1.15 - 2.20      6.76 - 7.90
                               2006 23,285,519       1.32 - 1.44 33,109,530          0.10      1.15 - 2.20    10.43 - 11.59
MSF T. Rowe Price Small Cap    2010 10,488,236       1.62 - 1.88 19,218,431            --      1.15 - 2.20    31.74 - 33.12
  Growth Subaccount            2009  9,780,386       1.23 - 1.41 13,491,273          0.06      1.15 - 2.20    35.53 - 37.03
                               2008  8,988,989       0.91 - 1.03  9,047,014            --      1.15 - 2.20 (37.71) - (37.05)
                               2007  7,671,338       1.46 - 1.63 12,270,375            --      1.15 - 2.20      7.14 - 8.27
                               2006  6,427,171       1.36 - 1.51  9,504,320            --      1.15 - 2.20      1.38 - 2.45
MSF Oppenheimer Global Equity  2010  1,193,937     16.73 - 19.34 22,574,929          1.34      1.15 - 2.20    13.41 - 14.60
  Subaccount                   2009  1,174,821     14.75 - 16.88 19,396,230          2.23      1.15 - 2.20    36.76 - 38.20
                               2008  1,100,644     10.78 - 12.21 13,148,386          1.86      1.15 - 2.20 (41.86) - (41.24)
                               2007  1,150,197     18.55 - 20.78 23,385,203          0.85      1.15 - 2.20      3.94 - 5.04
                               2006    912,996     17.84 - 19.78 17,702,976          1.91      1.15 - 2.20    13.83 - 15.02
MSF BlackRock Aggressive       2010    315,681     37.45 - 47.53 14,323,485            --      1.15 - 2.20    12.50 - 13.68
  Growth Subaccount            2009    418,747     33.29 - 41.81 16,592,384            --      1.15 - 2.20    45.81 - 47.36
                               2008    267,266     22.83 - 28.37  7,267,171            --      1.15 - 2.20 (47.02) - (46.46)
                               2007    248,220     43.10 - 52.99 12,454,943            --      1.15 - 2.20    17.61 - 18.85
                               2006    133,800     36.64 - 44.59  5,741,678            --      1.15 - 2.20      4.16 - 5.25

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                      ------------------------------------ --------------------------------------------------
                                                    UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                     LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS   HIGHEST (%)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      ---------- ------------- ----------- ------------- ---------------- -------------------
MSF BlackRock Diversified        2010    196,600 33.10 - 42.81   8,026,844          1.63      1.15 - 2.20      6.94 - 8.06
  Subaccount                     2009    212,231 30.96 - 39.62   7,993,644          4.71      1.15 - 2.20    14.45 - 15.66
                                 2008    197,641 27.05 - 34.25   6,484,658          2.61      1.15 - 2.20 (26.60) - (25.83)
                                 2007    241,306 36.85 - 46.18  10,524,081          2.33      1.15 - 2.20      3.31 - 4.40
                                 2006    158,866 35.67 - 44.23   6,697,358          2.46      1.15 - 2.20      7.85 - 8.99
MSF MetLife Conservative         2010  7,535,384 11.76 - 12.48  93,068,263          3.46      1.15 - 2.20      7.65 - 8.80
  Allocation Subaccount          2009  6,388,536 10.92 - 11.47  72,563,212          2.92      1.15 - 2.20    17.91 - 19.14
                                 2008  3,959,554   9.26 - 9.63  37,794,087          0.87      1.15 - 2.20 (16.26) - (15.37)
                                 2007  1,945,907 11.06 - 11.38  21,992,542            --      1.15 - 2.20      3.26 - 4.36
                                 2006    717,767 10.71 - 10.90   7,783,825          3.00      1.15 - 2.20      4.57 - 5.67
MSF MetLife Conservative to      2010 13,681,075 11.62 - 12.34 167,254,367          3.41      1.15 - 2.20     9.10 - 10.25
  Moderate Allocation Subaccount 2009 13,325,330 10.65 - 11.19 147,970,734          3.18      1.15 - 2.20    20.99 - 22.27
                                 2008 11,335,634   8.80 - 9.15 103,044,872          1.07      1.15 - 2.20 (23.31) - (22.49)
                                 2007  8,478,778 11.48 - 11.81  99,530,164            --      1.15 - 2.20      2.52 - 3.61
                                 2006  3,775,244 11.20 - 11.40  42,827,997          1.93      1.15 - 2.20      7.05 - 8.17
MSF MetLife Moderate Allocation  2010 44,597,787 11.42 - 12.12 536,129,987          2.60      1.15 - 2.20    10.71 - 11.88
  Subaccount                     2009 45,728,144 10.32 - 10.84 492,013,090          2.92      1.15 - 2.20    23.78 - 25.09
                                 2008 40,952,008   8.33 - 8.66 352,624,419          0.78      1.15 - 2.20 (30.19) - (29.45)
                                 2007 29,780,745 11.94 - 12.28 363,880,350          0.01      1.15 - 2.20      2.06 - 3.15
                                 2006 12,086,733 11.70 - 11.90 143,400,766          1.41      1.15 - 2.20     9.41 - 10.56
MSF MetLife Moderate to          2010 56,779,679 11.14 - 11.83 665,791,166          2.16      1.15 - 2.20    12.21 - 13.38
  Aggressive Allocation          2009 60,277,070  9.93 - 10.43 624,271,525          2.58      1.15 - 2.20    26.29 - 27.62
  Subaccount                     2008 58,174,135   7.86 - 8.17 472,669,848          0.60      1.15 - 2.20 (36.53) - (35.86)
                                 2007 44,958,120 12.39 - 12.74 570,281,923          0.03      1.15 - 2.20      1.58 - 2.66
                                 2006 15,152,269 12.20 - 12.41 187,391,222          0.81      1.15 - 2.20    11.74 - 12.91
MSF MetLife Aggressive           2010  2,847,301 10.75 - 11.41  32,198,060          0.99      1.15 - 2.20    13.17 - 14.36
  Allocation Subaccount          2009  2,885,433   9.50 - 9.98  28,586,035          2.17      1.15 - 2.20    28.63 - 29.98
                                 2008  2,708,136   7.38 - 7.67  20,661,467          0.50      1.15 - 2.20 (41.75) - (41.13)
                                 2007  2,531,910 12.68 - 13.04  32,852,837          0.05      1.15 - 2.10      1.01 - 2.08
                                 2006  1,395,125 12.55 - 12.77  17,753,305          0.57      1.15 - 2.20    13.15 - 14.34
MIST Legg Mason Value Equity     2010 18,202,526   0.56 - 6.17  13,415,156          2.16      1.15 - 2.20      5.00 - 6.45
  Subaccount                     2009 20,723,103   0.53 - 5.82  14,123,583          1.73      1.15 - 2.20    34.99 - 36.43
  (Commenced 5/01/2006)          2008 24,069,403   0.39 - 4.27  11,795,055          0.19      1.15 - 2.20 (55.61) - (55.04)
                                 2007 27,291,345   0.88 - 9.51  28,592,106            --      1.15 - 2.20   (7.97) - (6.89)
                                 2006 32,872,234  0.99 - 10.22  35,628,391          0.14      1.15 - 2.20     2.32 - 11.88
MIST MFS Research International  2010 50,128,644   1.34 - 1.50  74,252,359          1.73      1.15 - 2.20     9.02 - 10.10
  Subaccount                     2009 55,359,653   1.23 - 1.37  74,529,682          3.14      1.15 - 2.20    28.66 - 30.10
                                 2008 53,905,057   0.96 - 1.05  55,814,043          1.85      1.15 - 2.20 (43.62) - (43.03)
                                 2007 43,741,192   1.70 - 1.84  79,572,617          1.22      1.15 - 2.20    10.81 - 11.99
                                 2006 38,932,409   1.53 - 1.65  63,380,251          1.59      1.15 - 2.20    23.82 - 25.12
MIST T. Rowe Price Mid Cap       2010 75,544,471   0.97 - 1.07  79,944,130            --      1.15 - 2.20    24.90 - 26.20
  Growth Subaccount              2009 82,364,180   0.78 - 0.85  69,147,630            --      1.15 - 2.20    42.20 - 43.78
                                 2008 84,110,778   0.54 - 0.59  49,141,613            --      1.15 - 2.20 (41.07) - (40.04)
                                 2007 85,048,961   0.92 - 0.99  83,494,030            --      1.15 - 2.20    15.06 - 16.29
                                 2006 81,429,878   0.80 - 0.85  68,849,972            --      1.15 - 2.20      3.86 - 4.95

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                     ----------------------------------------- --------------------------------------------------
                                                        UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                         LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS       HIGHEST (%)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ----------- ----------------- ----------- ------------- ---------------- -------------------
MIST PIMCO Total Return         2010 184,908,912       1.51 - 1.68 305,472,578          3.65      1.15 - 2.20      5.87 - 6.94
  Subaccount                    2009 187,516,672       1.43 - 1.57 289,918,236          7.27      1.15 - 2.20    15.42 - 16.64
                                2008 185,233,739       1.24 - 1.35 245,701,904          3.87      1.15 - 2.20   (1.78) - (0.74)
                                2007 209,783,022       1.26 - 1.36 280,766,389          3.31      1.15 - 2.20      5.21 - 6.33
                                2006 216,752,565       1.20 - 1.28 273,266,001          2.59      1.15 - 2.20      2.25 - 3.33
MIST RCM Technology             2010  34,879,760       0.64 - 0.71  24,345,531            --      1.15 - 2.20    24.80 - 26.16
  Subaccount                    2009  37,574,370       0.51 - 0.56  20,787,283            --      1.15 - 2.20    55.62 - 56.98
                                2008  34,770,839       0.33 - 0.36  12,258,474         13.37      1.15 - 2.20 (45.67) - (45.09)
                                2007  34,434,376       0.61 - 0.65  22,137,049            --      1.15 - 2.20    28.65 - 30.01
                                2006  30,122,137       0.47 - 0.50  14,940,472            --      1.15 - 2.20      3.06 - 4.15
MIST Lord Abbett Bond           2010  40,456,988       2.06 - 2.39  93,998,157          6.32      1.15 - 2.20    10.50 - 11.71
  Debenture Subaccount          2009  45,066,399       1.87 - 2.14  93,918,970          7.43      1.15 - 2.20    33.84 - 35.21
                                2008  49,449,521       1.40 - 1.58  76,311,056          4.31      1.15 - 2.20 (20.38) - (19.54)
                                2007  60,864,412       1.75 - 1.96 116,833,466          5.13      1.15 - 2.20      4.22 - 5.33
                                2006  57,939,732       1.68 - 1.86 105,701,721          6.42      1.15 - 2.20      6.78 - 7.90
MIST Lazard Mid Cap             2010  15,944,446       1.45 - 1.60  25,049,627          0.90      1.15 - 2.20    20.17 - 21.39
  Subaccount                    2009  17,730,858       1.21 - 1.31  22,972,179          1.18      1.15 - 2.20    33.89 - 35.19
                                2008  18,663,616       0.90 - 0.97  17,909,767          0.97      1.15 - 2.20 (39.65) - (39.01)
                                2007  19,911,171       1.49 - 1.59  31,373,042          0.34      1.15 - 2.20   (4.84) - (3.83)
                                2006  16,479,796       1.57 - 1.66  27,037,171          0.30      1.15 - 2.20    12.19 - 13.37
MIST Invesco Small Cap Growth   2010   6,512,357       1.50 - 1.63  10,411,880            --      1.15 - 2.05    23.60 - 24.75
  Subaccount                    2009   7,081,464       1.21 - 1.31   9,095,350            --      1.15 - 2.05    31.17 - 32.35
                                2008   7,228,054       0.92 - 0.99   7,026,353            --      1.15 - 2.20 (39.98) - (39.43)
                                2007   8,263,536       1.53 - 1.63  13,285,772            --      1.15 - 2.20      8.64 - 9.79
                                2006   8,709,215       1.40 - 1.48  12,784,786            --      1.15 - 2.20    11.70 - 12.88
MIST Harris Oakmark             2010  64,400,034       1.85 - 2.06 129,723,549          1.94      1.15 - 2.20    13.89 - 15.15
  International Subaccount      2009  67,787,358       1.63 - 1.79 118,742,264          7.96      1.15 - 2.20    51.63 - 53.56
                                2008  70,703,349       1.07 - 1.17  80,912,088          1.68      1.15 - 2.20 (42.18) - (41.50)
                                2007  80,210,908       1.85 - 1.99 157,262,608          0.81      1.15 - 2.20   (3.28) - (2.14)
                                2006  74,777,561       1.92 - 2.04 150,250,217          2.34      1.15 - 2.20    26.05 - 27.51
MIST Legg Mason ClearBridge     2010  13,748,193       0.71 - 0.78  10,525,016            --      1.15 - 2.20    21.13 - 22.41
  Aggressive Growth Subaccount  2009  13,321,184       0.58 - 0.64   8,349,187            --      1.15 - 2.20    29.91 - 31.55
                                2008  14,201,692       0.45 - 0.49   6,784,480            --      1.15 - 2.20 (40.38) - (39.75)
                                2007  16,184,284       0.75 - 0.81  12,852,341            --      1.15 - 2.20      0.03 - 1.09
                                2006  17,470,599       0.75 - 0.80  13,742,820            --      1.15 - 2.20   (3.87) - (2.86)
MIST Clarion Global Real Estate 2010   5,305,672     13.52 - 14.50  76,081,125          8.38      1.15 - 2.20    13.58 - 14.78
  Subaccount                    2009   6,024,699     11.90 - 12.64  75,386,178          3.21      1.15 - 2.20    31.81 - 33.20
                                2008   6,042,201       9.03 - 9.49  56,822,273          1.70      1.15 - 2.20 (42.95) - (42.34)
                                2007   5,915,463     15.83 - 16.45  96,646,726          0.93      1.15 - 2.20 (16.87) - (15.98)
                                2006   6,231,776     19.04 - 19.58 121,327,406          0.91      1.15 - 2.20    34.60 - 36.01
MIST Oppenheimer Capital        2010     894,194       7.77 - 8.62   7,575,041          0.44      1.15 - 2.20      7.01 - 8.14
  Appreciation Subaccount       2009     925,954       7.26 - 7.97   7,262,985            --      1.15 - 2.20    40.58 - 42.06
                                2008     766,887       5.16 - 5.61   4,237,698          3.30      1.15 - 2.20 (47.12) - (46.56)
                                2007     622,067      9.77 - 13.12   6,440,945            --      1.15 - 2.20    11.79 - 13.05
                                2006     410,133      8.74 - 11.60   3,756,805          0.07      1.15 - 2.20      5.28 - 6.35

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                    -------------------------------------- --------------------------------------------------
                                                    UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                     LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS     HIGHEST (%)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- --------------- ----------- ------------- ---------------- -------------------
MIST SSgA Growth ETF           2010  1,705,233   10.94 - 11.41  19,315,032          1.28      1.15 - 1.95    11.95 - 12.85
  Subaccount                   2009    969,001    9.73 - 10.11   9,736,993          1.21      1.15 - 2.05    26.49 - 27.63
  (Commenced 5/1/2006)         2008    225,076     7.72 - 7.92   1,777,166          1.49      1.15 - 2.20 (34.27) - (33.74)
                               2007    147,182   11.68 - 11.96   1,753,746            --      1.15 - 1.95      3.31 - 4.40
                               2006     80,092   11.30 - 11.45     915,416          3.02      1.15 - 2.20      6.08 - 6.82
MIST SSgA Growth and Income    2010  4,098,681   11.35 - 11.84  48,200,467          1.24      1.15 - 1.95    10.08 - 10.96
  ETF Subaccount               2009  2,026,449   10.27 - 10.67  21,500,843          1.43      1.15 - 2.05    22.35 - 23.46
  (Commenced 5/1/2006)         2008    386,418     8.42 - 8.64   3,324,661          1.38      1.15 - 2.20 (26.51) - (25.92)
                               2007    158,978   11.39 - 11.66   1,849,237            --      1.15 - 1.95      3.09 - 4.19
                               2006     58,833   11.05 - 11.20     657,013          3.47      1.15 - 2.20      5.60 - 6.33
MIST PIMCO Inflation Protected 2010  5,520,709   12.96 - 14.04  76,438,254          2.38      1.15 - 2.20      5.42 - 6.53
  Bond Subaccount              2009  5,037,736   12.29 - 13.18  65,586,643          3.40      1.15 - 2.20    15.47 - 16.70
  (Commenced 5/1/2006)         2008  3,684,506   10.64 - 11.30  41,152,323          3.08      1.15 - 2.20   (9.00) - (8.12)
                               2007    756,401   11.68 - 12.27   9,183,407          1.52      1.15 - 2.10      8.37 - 9.52
                               2006    249,805   10.78 - 11.21   2,781,493            --      1.15 - 2.20      0.44 - 1.14
MIST BlackRock Large Cap Core  2010  2,151,070     5.23 - 6.80  13,961,316          1.18      1.15 - 2.10    10.12 - 11.17
  Subaccount                   2009  2,219,896     4.75 - 6.12  12,948,773          1.33      1.15 - 2.10    16.72 - 17.82
  (Commenced 4/30/2007)        2008  1,923,929     4.07 - 5.19   9,509,002          0.52      1.15 - 2.20 (38.62) - (38.03)
                               2007  1,980,892     6.47 - 8.38  15,767,583            --      1.15 - 2.20    (0.62) - 0.10
MIST Janus Forty Subaccount    2010    318,947 123.49 - 167.10  50,759,999          1.73      1.15 - 2.20      7.02 - 8.15
  (Commenced 4/30/2007)        2009    339,584 115.40 - 154.51  49,882,487            --      1.15 - 2.20    39.75 - 41.22
                               2008    222,631  82.57 - 109.41  23,146,879          4.81      1.15 - 2.20 (43.26) - (42.66)
                               2007     60,615 145.54 - 190.82  10,720,593            --      1.15 - 2.20    19.81 - 20.67
MIST American Funds Balanced   2010 15,942,456     9.72 - 9.96 158,154,223          1.11      1.15 - 2.05     9.89 - 10.88
  Subaccount                   2009 13,992,338     8.84 - 8.98 125,363,657            --      1.15 - 2.05    26.70 - 27.85
  (Commenced 4/25/2008)        2008  5,648,899     6.99 - 7.02  39,643,472          7.71      1.15 - 2.20 (30.20) - (29.82)
MIST American Funds Growth     2010 27,089,390     9.27 - 9.47 255,735,337          0.90      1.15 - 1.95    11.30 - 12.18
  Allocation Subaccount        2009 27,288,636     8.31 - 8.44 229,891,874            --      1.15 - 2.05    31.32 - 32.51
  (Commenced 4/25/2008)        2008 14,787,614     6.33 - 6.37  94,128,613          7.99      1.15 - 2.20 (36.67) - (36.28)
MIST American Funds Moderate   2010 13,483,240    9.99 - 10.20 137,196,371          1.54      1.15 - 1.95      7.79 - 8.66
  Allocation Subaccount        2009 13,352,432     9.27 - 9.39 125,180,455            --      1.15 - 1.95    21.02 - 21.98
  (Commenced 4/25/2008)        2008  5,916,003     7.65 - 7.70  45,509,770          7.36      1.15 - 2.20 (23.63) - (23.16)
MIST Met/Franklin Income       2010    635,237   10.91 - 11.18   7,062,554          4.10      1.15 - 2.05     9.55 - 10.53
  Subaccount                   2009    473,395    9.96 - 10.11   4,770,095            --      1.15 - 2.05    25.23 - 26.38
  (Commenced 4/25/2008)        2008    183,001     7.96 - 8.00   1,461,389          3.68      1.15 - 1.95 (20.34) - (19.99)
MIST Met/Franklin Mutual       2010    493,765     8.74 - 8.96   4,408,683            --      1.15 - 2.05      8.77 - 9.76
  Shares Subaccount            2009    361,687     8.04 - 8.16   2,944,801            --      1.15 - 2.05    22.34 - 23.44
  (Commenced 4/25/2008)        2008    103,091     6.59 - 6.61     680,889          4.76      1.15 - 2.20 (34.12) - (33.88)
MIST Met/Franklin Templeton    2010  1,545,915     9.53 - 9.74  15,007,265            --      1.15 - 1.95      7.91 - 8.79
  Founding Strategy Subaccount 2009  1,430,940     8.82 - 8.95  12,785,563            --      1.15 - 2.05    25.95 - 27.08
  (Commenced 4/28/2008)        2008    722,735     7.01 - 7.05   5,087,467          3.11      1.15 - 2.20 (29.91) - (29.53)
MIST Met/Templeton Growth      2010    210,580     9.02 - 9.18   1,927,662          1.07      1.15 - 1.80      5.74 - 6.43
  Subaccount                   2009    170,207     8.53 - 8.63   1,465,869          0.02      1.15 - 1.80    30.25 - 31.09
  (Commenced 4/25/2008)        2008     38,148     6.56 - 6.58     250,864          0.69      1.15 - 1.60 (34.39) - (34.19)

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                    ------------------------------------ --------------------------------------------------
                                                  UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                   LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST (%)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ------------- ----------- ------------- ---------------- -------------------
MIST Morgan Stanley Mid Cap    2010 13,082,111   1.34 - 1.55  19,733,417            --      1.15 - 2.20    16.39 - 17.22
  Growth Subaccount
  (Commenced 5/3/2010)
American Funds Growth          2010 27,474,181 11.83 - 15.70 412,587,326          0.71      1.15 - 2.20    15.82 - 17.09
  Subaccount                   2009 30,156,868 10.22 - 13.41 387,130,972          0.67      1.15 - 2.20    36.04 - 37.54
                               2008 30,541,557   7.51 - 9.76 284,916,547          0.81      1.40 - 2.45 (45.33) - (44.73)
                               2007 30,902,914 13.74 - 17.66 521,504,148          0.78      1.40 - 2.20     9.61 - 10.83
                               2006 31,638,062 12.54 - 15.94 482,404,625          0.82      1.40 - 2.45      7.56 - 8.69
American Funds Growth-Income   2010 24,532,016  7.89 - 10.46 244,743,387          1.46      1.15 - 2.20      8.73 - 9.94
  Subaccount                   2009 26,742,753   7.25 - 9.52 242,904,693          1.62      1.15 - 2.20    28.08 - 29.48
                               2008 28,113,175   5.66 - 7.36 197,255,085          1.68      1.40 - 2.45 (39.36) - (38.69)
                               2007 30,234,841  9.34 - 12.00 345,794,661          1.50      1.40 - 2.20      2.49 - 3.63
                               2006 31,733,983  9.11 - 11.59 350,851,780          1.57      1.40 - 2.45    12.42 - 13.61
American Funds Global Small    2010 52,551,757   2.72 - 3.11 159,797,037          1.72      1.15 - 2.20    19.44 - 20.76
  Capitalization Subaccount    2009 59,079,554   2.28 - 2.58 148,944,945          0.28      1.15 - 2.20    57.25 - 59.12
                               2008 60,515,499   1.45 - 1.62  95,997,112            --      1.40 - 2.45 (54.65) - (54.15)
                               2007 60,105,854   3.19 - 3.53 208,203,295          2.97      1.40 - 2.20    18.47 - 19.79
                               2006 54,970,964   2.69 - 2.95 159,408,732          0.46      1.40 - 2.45    21.06 - 22.33
American Funds Bond Subaccount 2010  2,945,065 14.31 - 16.52  47,656,298          2.96      1.15 - 2.20      3.87 - 4.97
  (Commenced 5/1/2006)         2009  3,071,795 13.78 - 15.74  47,418,093          3.33      1.15 - 2.20     9.88 - 11.04
                               2008  2,820,871 12.54 - 14.17  39,183,687          5.59      1.40 - 2.45 (11.55) - (10.61)
                               2007  2,725,211 14.17 - 15.86  42,389,061          9.30      1.40 - 2.20      0.81 - 1.88
                               2006    691,327 14.06 - 15.56  10,562,070          0.88      1.40 - 2.45      4.24 - 4.97

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, if any, within the underlying portfolio, series, or fund of the Trusts which may have unique investment income ratios.

(2) These amounts represent the annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Subaccount.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

As of December 31, 2010 and 2009 and for the Years Ended December 31, 2010, 2009 and 2008
and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (an indirect wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 18, 2011

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                  2010      2009
                                                                -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,266 and $1,194,
     respectively)............................................  $ 1,343   $ 1,233
  Mortgage loans..............................................       76        82
  Policy loans................................................      404       397
  Other limited partnership interests.........................        1         1
  Short-term investments, at estimated fair value.............       38        59
  Other invested assets.......................................       39        39
                                                                -------   -------
     Total investments........................................    1,901     1,811
Cash and cash equivalents.....................................       32        10
Accrued investment income.....................................       26        24
Premiums, reinsurance and other receivables...................      510       459
Deferred policy acquisition costs.............................    1,079     1,184
Current income tax recoverable................................       19         8
Other assets..................................................       47        49
Separate account assets.......................................    9,105     8,805
                                                                -------   -------
     Total assets.............................................  $12,719   $12,350
                                                                =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
  Future policy benefits......................................  $   669   $   647
  Policyholder account balances...............................      971       969
  Other policy-related balances...............................      395       413
  Policyholder dividends payable..............................        2         3
  Long-term debt -- affiliated................................       25        25
  Deferred income tax liability...............................      119        91
  Other liabilities...........................................      281       260
  Separate account liabilities................................    9,105     8,805
                                                                -------   -------
     Total liabilities........................................   11,567    11,213
                                                                -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding............        3         3
Additional paid-in capital....................................      458       458
Retained earnings.............................................      664       674
Accumulated other comprehensive income (loss).................       27         2
                                                                -------   -------
     Total stockholder's equity...............................    1,152     1,137
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $12,719   $12,350
                                                                =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                             2010    2009    2008
                                                             ----   -----   ------
REVENUES
Premiums...................................................  $ 54   $  66   $   73
Universal life and investment-type product policy fees.....   310     375      553
Net investment income......................................    93      90       77
Other revenues.............................................   120     101      122
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities............................................    (4)     (1)      (3)
  Other net investment gains (losses)......................     6       1       (3)
                                                             ----   -----   ------
     Total net investment gains (losses)...................     2      --       (6)
Net derivative gains (losses)..............................    34    (131)     201
                                                             ----   -----   ------
       Total revenues......................................   613     501    1,020
                                                             ----   -----   ------
EXPENSES
Policyholder benefits and claims...........................   113     113      170
Interest credited to policyholder account balances.........    30      33       28
Policyholder dividends.....................................     5       5        5
Other expenses.............................................   360     376      608
                                                             ----   -----   ------
       Total expenses......................................   508     527      811
                                                             ----   -----   ------
Income (loss) before provision for income tax..............   105     (26)     209
Provision for income tax expense (benefit).................    31     (36)      59
                                                             ----   -----   ------
Net income.................................................  $ 74   $  10   $  150
                                                             ====   =====   ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                                ACCUMULATED OTHER
                                                                  COMPREHENSIVE
                                                                     INCOME
                                                                  GAINS (LOSS)
                                                               ------------------
                                                                  NET
                                                                UNREAL-
                                                                 IZED     DEFINED
                                             ADDI-              INVEST-   BENEFIT    TOTAL
                                            TIONAL               MENT      PLANS    STOCK-
                                  COMMON    PAID-IN  RETAINED    GAINS    ADJUST-  HOLDER'S
                                   STOCK    CAPITAL  EARNINGS  (LOSSES)    MENT     EQUITY
                                 --------  --------  --------  --------  --------  --------
Balance at December 31, 2007...     $3       $458      $627      $  1      $(10)    $1,079
Dividend on common stock.......                         (94)                           (94)
Comprehensive income (loss):
  Net income...................                         150                            150
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax..............                                   (43)                 (43)
     Defined benefit plans
       adjustment, net of
       income tax..............                                              (2)        (2)
                                                                                    ------
     Other comprehensive loss..                                                        (45)
                                                                                    ------
  Comprehensive income (loss)..                                                        105
                                    --       ----      ----      ----      ----     ------
Balance at December 31, 2008...      3        458       683       (42)      (12)     1,090
Dividend on common stock.......                         (19)                           (19)
Comprehensive income (loss):
  Net income...................                          10                             10
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax..............                                    60                   60
     Defined benefit plans
       adjustment, net of
       income tax..............                                              (4)        (4)
                                                                                    ------
     Other comprehensive
       income..................                                                         56
                                                                                    ------
  Comprehensive income (loss)..                                                         66
                                    --       ----      ----      ----      ----     ------
Balance at December 31, 2009...      3        458       674        18       (16)     1,137
Dividend on common stock.......                         (84)                           (84)
Comprehensive income (loss):
  Net income...................                          74                             74
  Other comprehensive income
     (loss):
     Unrealized gains (losses)
       on derivative
       instruments, net of
       income tax..............                                    (1)                  (1)
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax..............                                    29                   29
     Defined benefit plans
       adjustment, net of
       income tax..............                                              (3)        (3)
                                                                                    ------
     Other comprehensive
       income..................                                                         25
                                                                                    ------
  Comprehensive income (loss)..                                                         99
                                    --       ----      ----      ----      ----     ------
Balance at December 31, 2010...     $3       $458      $664      $ 46      $(19)    $1,152
                                    ==       ====      ====      ====      ====     ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                               2010    2009    2008
                                                              -----   -----   ------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  74   $  10   $  150
Adjustments to reconcile net income to net cash provided by
  (used in) operating activities:
     Depreciation and amortization expenses.................      4       4        3
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................     (2)     (2)      (1)
     (Gains) losses on investments and derivatives, net.....    (44)    131     (195)
     Undistributed equity earnings of other limited
       partnership interests................................     (1)     --       --
     Interest credited to policyholder account balances.....     30      33       28
     Universal life and investment-type product policy
       fees.................................................   (310)   (375)    (553)
     Change in accrued investment income....................     (2)     --       --
     Change in premiums, reinsurance and other receivables..     (3)     14      (78)
     Change in deferred policy acquisition costs, net.......    111      21      141
     Change in income tax recoverable (payable).............      2     (31)      48
     Change in other assets.................................    123      85      106
     Change in insurance-related liabilities and policy-
       related balances.....................................      7       5       66
     Change in other liabilities............................     18      81      224
     Other, net.............................................      1      (3)      (2)
                                                              -----   -----   ------
Net cash provided by (used in) operating activities.........      8     (27)     (63)
                                                              -----   -----   ------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..............................    389     241      268
     Mortgage loans.........................................      6       3       --
  Purchases of:
     Fixed maturity securities..............................   (457)   (456)    (437)
     Mortgage loans.........................................     --     (33)     (51)
     Other limited partnership interests....................     --      (1)      --
  Cash received in connection with freestanding
     derivatives............................................      1      --       --
  Net change in policy loans................................     (7)      8        6
  Net change in short-term investments......................     22     125      (63)
  Net change in other invested assets.......................     --     (10)      (7)
  Other, net................................................     (3)     (1)      (1)
                                                              -----   -----   ------
Net cash used in investing activities.......................    (49)   (124)    (285)
                                                              -----   -----   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................    342     846    1,137
     Withdrawals............................................   (195)   (676)    (736)
  Dividend on common stock..................................    (84)    (19)     (94)
                                                              -----   -----   ------
Net cash provided by financing activities...................     63     151      307
                                                              -----   -----   ------
Change in cash and cash equivalents.........................     22      --      (41)
Cash and cash equivalents, beginning of year................     10      10       51
                                                              -----   -----   ------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  32   $  10   $   10
                                                              =====   =====   ======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Net cash paid (received) during the year for:
     Income tax.............................................  $  26   $  (9)  $   10
                                                              =====   =====   ======
  Non-cash transactions during the year:
     Issuance of secured demand note collateral agreement...  $  --   $  --   $   25
                                                              =====   =====   ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  Business

     New England Life Insurance Company ("NELICO") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States ("U.S."). The Company provides participating and non-participating traditional life insurance and pension products to individuals, as well as group life, medical and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include reclassification from other net investment gains (losses) of ($131) million and $201 million to net derivative gains (losses) in the consolidated statements of income for the years ended December 31, 2009 and 2008, respectively.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES an asset, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value on a nonrecurring basis.

  Investments

     The accounting policies for each of the Company's investments are as follows:

          Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity securities for impairments. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, which are classified as fixed maturity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

               (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

               (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

               (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

               (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates and the overall macroeconomic conditions.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

     In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

     The Company has invested in certain structured transactions that are variable interest entities ("VIEs"). These structured transactions include hybrid securities and other limited partnership interests. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

     Mortgage Loans -- For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: (1) commercial and (2) agricultural.

          Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or when management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

          Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established, using the same methodology for both portfolio segments, as the excess carrying value of a loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

          For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

          For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

     Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include an investment in an affiliated money market pool.

     Other Invested Assets. Other invested assets consist principally of a loan to an affiliate and tax credit partnerships.

     The loan to the Company's affiliate, which is regulated to meet their capital requirements, is carried at amortized cost.

     Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

     Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgment about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and ABS, and certain structured investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

     For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2010 and 2009.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets. The Company had no fair value hedges during the years ended December 31, 2010, 2009 and 2008.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $2 million at December 31, 2010 and less than $1 million at December 31, 2009. Accumulated depreciation and amortization of property, equipment and leasehold improvements was less than $1 million at both December 31, 2010 and 2009. Related depreciation and amortization expense was less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $39 million and $38 million at

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $36 million and $35 million at December 31, 2010 and 2009, respectively. Related amortization expense was $2 million, $2 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  Deferred Policy Acquisition Costs ("DAC")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance and non-medical health insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

     The Company amortizes DAC related to fixed and variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%) and (ii) the liability for terminal dividends.

     Participating business represented approximately 2% of the Company's life insurance in-force at both December 31, 2010 and 2009. Participating policies represented approximately 39%, 41% and 40% of gross life insurance premiums for the years ended December 31, 2010, 2009 and 2008, respectively.

     Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate assumption used in establishing such liabilities is 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 7%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below. The risk associated with GMIB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins for non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guaranteed minimum benefits may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB, GMDB and GMWB guarantees described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments, and
(ii) credited interest, ranging from 1% to 9%, less expenses, mortality charges and withdrawals.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Policyholder Dividends

     Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

     NELICO joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received) and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Litigation Contingencies

     The Company is a party to legal actions and is involved in regulatory investigations. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Although it is possible that an adverse outcome in certain matters could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcome of such pending investigations and legal proceedings are not likely to have such an effect. However, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could, from time to time, have a material adverse effect upon the Company's consolidated net income or cash flows in particular annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, hedge funds and cash. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting periods ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective July 1, 2010, the Company adopted new guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. The adoption of this guidance did not have an impact on the Company's financial statements.

     Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to other limited partnership interests held by the Company.

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity securities in annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of less than $1 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of less than $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of less than $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the U.S. corporate securities sector.

     The adoption of the OTTI guidance had no impact on the Company's pre-tax earnings for the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's nonperformance risk in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $7 million ($5 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective statement of income caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's nonperformance risk adjustment in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 4.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements for annual periods about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In April 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding accounting for troubled debt restructuring (Accounting Standards Update ("ASU") 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring), effective for the first annual period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual period of adoption. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In December 2010, the FASB issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (ASU 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity securities and the percentage that each sector represents for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                           DECEMBER 31, 2010
                                        -------------------------------------------------------
                                                        GROSS UNREALIZED
                                                    -----------------------   ESTIMATED
                                        AMORTIZED          TEMPORARY   OTTI      FAIR      % OF
                                           COST     GAIN      LOSS     LOSS     VALUE     TOTAL
                                        ---------   ----   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $  581     $50      $ 2      $ --     $  629     46.8%
Foreign corporate securities..........       316      20        1        --        335     24.9
RMBS..................................       126      11       --        --        137     10.2
State and political subdivision
  securities..........................       107       2        4        --        105      7.8
U.S. Treasury and agency securities...        82       3        5        --         80      6.0
CMBS..................................        42       2       --        --         44      3.3
ABS...................................        11       1       --        --         12      0.9
Foreign government securities.........         1      --       --        --          1      0.1
                                          ------     ---      ---      ----     ------    -----
  Total fixed maturity securities (1),
     (2)..............................    $1,266     $89      $12       $--     $1,343    100.0%
                                          ======     ===      ===      ====     ======    =====




                                                           DECEMBER 31, 2009
                                        -------------------------------------------------------
                                                        GROSS UNREALIZED
                                                    -----------------------   ESTIMATED
                                        AMORTIZED          TEMPORARY   OTTI      FAIR      % OF
                                           COST     GAIN      LOSS     LOSS     VALUE     TOTAL
                                        ---------   ----   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $  531     $33      $ 4      $ --     $  560     45.4%
Foreign corporate securities..........       260      12        8        --        264     21.4
RMBS..................................       184      10       --        --        194     15.8
State and political subdivision
  securities..........................        29       2       --        --         31      2.5
U.S. Treasury and agency securities...       149       2        9        --        142     11.5
CMBS..................................        40       1       --        --         41      3.3
ABS...................................        --      --       --        --         --       --
Foreign government securities.........         1      --       --        --          1      0.1
                                          ------     ---      ---      ----     ------    -----
  Total fixed maturity securities (1),
     (2)..............................    $1,194     $60      $21       $--     $1,233    100.0%
                                          ======     ===      ===      ====     ======    =====



--------

   (1) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities held by the Company and included within fixed

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES maturity securities (within foreign corporate securities) at December 31, 2010 and 2009 had an estimated fair value of $19 million and $30 million, respectively.

   (2) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $2 million and $5 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. corporate securities sector within fixed maturity securities.

     The Company held foreign currency derivatives with notional amounts of $29 million and $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below. CMBS and ABS are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2010 (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC 1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

          Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $45 million and $36 million at December 31, 2010 and 2009, respectively. These securities had net unrealized gains (losses) of $1 million and ($2) million at December 31, 2010 and 2009, respectively.

          Non-Income Producing Fixed Maturity Securities. The Company did not have non-income producing fixed maturity securities at December 31, 2010. Non-income producing fixed maturity securities at estimated fair value were $2 million and had less than ($1) million of net unrealized gains (losses) at December 31, 2009.

          Concentrations of Credit Risk (Fixed Maturity
     Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

          The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity at December 31, 2010 and 2009, other than securities of the U.S. government and certain U.S. government agencies at December 31, 2009. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value was $142 million at December 31, 2009.

          Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 2% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities (1)..     $335      34.7%     $264      32.0%
U.S. corporate fixed maturity securities -- by
  industry:
  Utility..........................................      196      20.3       158      19.2
  Consumer.........................................      175      18.2       135      16.4
  Industrial.......................................      168      17.4       144      17.5
  Finance..........................................       48       5.0        83      10.1
  Communications...................................       42       4.4        40       4.8
                                                        ----     -----      ----     -----
     Total.........................................     $964     100.0%     $824     100.0%
                                                        ====     =====      ====     =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2010                      2009
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........     $ 26          1.4%        $ 27          1.5%
  Holdings in ten issuers with the largest
     exposures...............................     $189         10.0%        $183         10.1%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
By security type:
  Pass-through securities..........................     $ 70      51.1%     $126      64.9%
  Collateralized mortgage obligations..............       67      48.9        68      35.1
                                                        ----     -----      ----     -----
     Total RMBS (1)................................     $137     100.0%     $194     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA and NAIC 1...................     $137     100.0%     $194     100.0%
                                                        ====     =====      ====     =====



--------

   (1) All holdings at both December 31, 2010 and 2009 were Agency RMBS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments and for a fee, remits or passes these payments through to the holders of the pass-through securities. Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments.

          Concentrations of Credit Risk (Fixed Maturity
     Securities) -- CMBS. The Company's holdings in CMBS were $44 million and $41 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities and held no commercial real estate collateralized debt obligations securities at both December 31, 2010 and 2009.

     The following tables present the Company's holdings of CMBS by vintage year and certain other selected data at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior.......................................     $33       75.0%     $41      100.0%
2004...............................................      11       25.0       --         --
2005 to 2010.......................................      --         --       --         --
                                                        ---      -----      ---      -----
  Total............................................     $44      100.0%     $41      100.0%
                                                        ===      =====      ===      =====




                                                                  DECEMBER 31,
                                                        -------------------------------
                                                             2010             2009
                                                        --------------   --------------
                                                                  % OF             % OF
                                                        AMOUNT   TOTAL   AMOUNT   TOTAL
                                                        ------   -----   ------   -----
                                                                  (IN MILLIONS)
Net unrealized gains (losses).........................    $2               $1
Rated Aaa/AAA.........................................            100%             100%
Rated NAIC 1..........................................            100%             100%


     The portion rated Aaa/AAA at December 31, 2010 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC. The portion rated Aaa/AAA at December 31, 2009 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

          Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $12 million at estimated fair value at December 31, 2010, all of which were collateralized credit card receivables and were rated Aaa/AAA and NAIC 1. The Company did not hold ABS at December 31, 2009.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                            DECEMBER 31,
                                           ---------------------------------------------
                                                    2010                    2009
                                           ---------------------   ---------------------
                                                       ESTIMATED               ESTIMATED
                                           AMORTIZED      FAIR     AMORTIZED      FAIR
                                              COST       VALUE        COST       VALUE
                                           ---------   ---------   ---------   ---------
                                                           (IN MILLIONS)
Due in one year or less..................    $   66      $   72      $   15      $   15
Due after one year through five years....       330         356         354         381
Due after five years through ten years...       402         431         402         410
Due after ten years......................       289         291         199         192
                                             ------      ------      ------      ------
  Subtotal...............................     1,087       1,150         970         998
RMBS, CMBS and ABS.......................       179         193         224         235
                                             ------      ------      ------      ------
  Total fixed maturity securities........    $1,266      $1,343      $1,194      $1,233
                                             ======      ======      ======      ======



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities and perpetual hybrid securities in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in
Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Fixed maturity securities..................................  $ 77      $ 39      $(54)
Derivatives................................................    (3)       (2)       (2)
Short-term investments.....................................    (3)       (3)      (11)
Amounts allocated from DAC.................................    --        (5)        2
Deferred income tax benefit (expense)......................   (25)      (11)       23
                                                             ----      ----      ----
Net unrealized investment gains (losses)...................  $ 46      $ 18      $(42)
                                                             ====      ====      ====



     The Company had fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss) of $0 and less than $1 million at December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance, beginning of period..............................  $ 18      $(42)     $  1
Unrealized investment gains (losses) during the year......    37       101       (71)
Unrealized investment gains (losses) relating to:
  DAC.....................................................     5        (7)        4
  Deferred income tax benefit (expense)...................   (14)      (34)       24
                                                            ----      ----      ----
Balance, end of period....................................  $ 46      $ 18      $(42)
                                                            ====      ====      ====
Change in net unrealized investment gains (losses)........  $ 28      $ 60      $(43)
                                                            ====      ====      ====



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                 DECEMBER 31, 2010
                                     ------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                        FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $ 49         $ 2         $ 2         $ --         $ 51         $ 2
Foreign corporate securities.......       46           1          11           --           57           1
State and political subdivision
  securities.......................       49           4          --           --           49           4
U.S. Treasury and agency
  securities.......................       53           5          --           --           53           5
                                        ----         ---         ---         ----         ----         ---
  Total fixed maturity securities..     $197         $12         $13          $--         $210         $12
                                        ====         ===         ===         ====         ====         ===
Total number of securities in an
  unrealized loss position.........       33                       6
                                        ====                     ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2009
                                     ------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                        FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $ 55         $ 1         $34          $ 3         $ 89         $ 4
Foreign corporate securities.......       35           2          43            6           78           8
State and political subdivision
  securities.......................       --          --          --           --           --          --
U.S. Treasury and agency
  securities.......................      116           9          --           --          116           9
                                        ----         ---         ---          ---         ----         ---
  Total fixed maturity securities..     $206         $12         $77          $ 9         $283         $21
                                        ====         ===         ===          ===         ====         ===
Total number of securities in an
  unrealized loss position.........       26                      36
                                        ====                     ===



  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of amortized cost and number of securities for fixed maturity securities where the estimated fair value had declined and remained below amortized cost by less than 20%, or 20% or more at:

                                                                               DECEMBER 31, 2010
                                                      -------------------------------------------------------------------
                                                                                                           NUMBER OF
                                                          AMORTIZED COST      GROSS UNREALIZED LOSS        SECURITIES
                                                      ---------------------   ---------------------   -------------------
                                                      LESS THAN      20% OR   LESS THAN      20% OR   LESS THAN    20% OR
                                                         20%          MORE       20%          MORE       20%        MORE
                                                      ---------      ------   ---------      ------   ---------    ------
                                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................     $208         $ --       $12          $ --        33         --
Six months or greater but less than nine months.....       --           --        --            --        --         --
Nine months or greater but less than twelve months..       --           --        --            --        --         --
Twelve months or greater............................       14           --        --            --         6         --
                                                         ----         ----       ---          ----
  Total.............................................     $222          $--       $12           $--
                                                         ====         ====       ===          ====
Percentage of amortized cost........................                               5%           --%
                                                                                 ===          ====




                                                                               DECEMBER 31, 2009
                                                      -------------------------------------------------------------------
                                                                                                           NUMBER OF
                                                          AMORTIZED COST      GROSS UNREALIZED LOSS        SECURITIES
                                                      ---------------------   ---------------------   -------------------
                                                      LESS THAN      20% OR   LESS THAN      20% OR   LESS THAN    20% OR
                                                         20%          MORE       20%          MORE       20%        MORE
                                                      ---------      ------   ---------      ------   ---------    ------
                                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................     $139          $ 3       $ 3           $ 1        21          3
Six months or greater but less than nine months.....       62           --         6            --         3         --
Nine months or greater but less than twelve months..       17           --         3            --         2         --
Twelve months or greater............................       80            3         7             1        31          2
                                                         ----          ---       ---           ---
  Total.............................................     $298          $ 6       $19           $ 2
                                                         ====          ===       ===           ===
Percentage of amortized cost........................                               6%           33%
                                                                                 ===           ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of $12 million and $21 million at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
SECTOR:
  U.S. Treasury and agency securities..............................    42%    43%
  State and political subdivision securities.......................    30     --
  U.S. corporate securities........................................    16     19
  Foreign corporate securities.....................................    12     38
                                                                      ---    ---
       Total.......................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  U.S. Treasury and agency securities..............................    42%    43%
  State and political subdivision securities.......................    30     --
  Finance..........................................................    10     39
  Utility..........................................................     9      5
  Consumer.........................................................     8     12
  Industrial.......................................................     1     --
  Other............................................................    --      1
                                                                      ---    ---
       Total.......................................................   100%   100%
                                                                      ===    ===



  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The Company held no fixed maturity securities with a gross unrealized loss greater than $10 million at both December 31, 2010 and 2009. The fixed maturity securities with gross unrealized losses decreased $9 million during the year ended December 31, 2010. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of net investment gains (losses) were as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                             ------------------------------
                                                              2010        2009        2008
                                                             ------      ------      ------
                                                                      (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized...............................    $(4)        $(1)        $(3)
  Less: Noncredit portion of OTTI losses transferred to and
     recognized in other comprehensive income (loss).......     --          --          --
                                                               ---        ----         ---
     Net OTTI losses on fixed maturity securities
       recognized in earnings..............................     (4)         (1)         (3)
     Fixed maturity securities -- net gains (losses) on
       sales and disposals.................................      6           1          (4)
                                                               ---        ----         ---
       Total gains (losses) on fixed maturity securities...      2          --          (7)
Other gains (losses).......................................     --          --           1
                                                               ---        ----         ---
       Total net investment gains (losses).................    $ 2        $ --         $(6)
                                                               ===        ====         ===



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($1) million, less than $1 million, and less than $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Proceeds..................................................  $233      $166      $212
                                                            ====      ====      ====
Gross investment gains....................................  $  9      $  4      $  1
                                                            ----      ----      ----
Gross investment losses...................................    (3)       (3)       (5)
                                                            ----      ----      ----
Total OTTI losses recognized in earnings:
  Credit-related..........................................    (4)       --        (3)
  Other (1)...............................................    --        (1)       --
                                                            ----      ----      ----
     Total OTTI losses recognized in earnings.............    (4)       (1)       (3)
                                                            ----      ----      ----
Net investment gains (losses).............................  $  2      $ --      $ (7)
                                                            ====      ====      ====



--------

   (1) Other OTTI losses recognized in earnings include impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturity security OTTI losses recognized in earnings related to the following industries within the U.S. and foreign corporate securities sector:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
U.S. and foreign corporate securities -- by industry:
  Finance..................................................   $ 4       $ 1      $ --
  Consumer.................................................    --        --         3
                                                              ---       ---      ----
     Total.................................................   $ 4       $ 1       $ 3
                                                              ===       ===      ====



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at the respective time period, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                     YEARS ENDED
                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Balance, at January 1,.............................................   $ 3   $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss) in the cumulative effect transition
  adjustment.......................................................    --      3
Additions: Initial impairments -- credit loss OTTI recognized on
  securities not previously impaired...............................    --     --
Reductions: Due to sales (maturities, pay downs or prepayments)
  during the period of securities previously credit loss OTTI
  impaired.........................................................    --     --
                                                                      ---   ----
Balance, at December 31,...........................................   $ 3    $ 3
                                                                      ===   ====



  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Investment income:
Fixed maturity securities...................................   $67       $64       $49
Mortgage loans..............................................     5         5        --
Policy loans................................................    22        22        23
Other limited partnership interests.........................    --        --         3
Cash, cash equivalents and short-term investments...........    --        --         3
Other.......................................................     1         1        --
                                                               ---       ---       ---
  Subtotal..................................................    95        92        78
Less: Investment expenses...................................     2         2         1
                                                               ---       ---       ---
  Net investment income.....................................   $93       $90       $77
                                                               ===       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Affiliated investment expenses, included in the table above, were $2 million for the year ended December 31, 2010 and $1 million for each of the years ended December 31, 2009 and 2008. See ''-- Related Party Investment Transactions" for discussion of affiliated net investment income included in the table above.

  INVESTED ASSETS ON DEPOSIT

     The invested assets on deposit with regulatory agencies with an estimated fair value of $4 million and $3 million at December 31, 2010 and 2009, respectively, consisted primarily of fixed maturity securities.

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Mortgage loans:
Agricultural mortgage loans.........................     $56      73.7%     $62      75.6%
Commercial mortgage loans...........................      20      26.3       20      24.4
                                                         ---     -----      ---     -----
  Total mortgage loans..............................     $76     100.0%     $82     100.0%
                                                         ===     =====      ===     =====



     Concentration of Credit Risk -- Mortgage loans are collateralized by properties located in the U.S. At December 31, 2010, the carrying value of the Company's mortgage loans located in California, Oregon and Florida were 41%, 26% and 24%, respectively. The Company manages risk when originating mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

     All of the mortgage loans held at both December 31, 2010 and 2009 were evaluated collectively for credit losses. At both December 31, 2010 and 2009, valuation allowances were less than $1 million and were for non-specifically identified credit losses. There were no valuation allowances at December 31, 2008.

     Agricultural Mortgage Loans -- by Credit Quality Indicator: All of the agricultural mortgage loans held at December 31, 2010 had a loan-to-value ratio of less than 65%.

     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                                 DECEMBER 31, 2010
                                 --------------------------------------------------------------------------------
                                                   RECORDED INVESTMENT
                                 ------------------------------------------------------
                                    DEBT SERVICE COVERAGE RATIOS
                                 ---------------------------------                         ESTIMATED
                                 > 1.20X   1.00X - 1.20X   < 1.00X   TOTAL   % OF TOTAL   FAIR VALUE   % OF TOTAL
                                 -------   -------------   -------   -----   ----------   ----------   ----------
                                                      (IN MILLIONS)                            (IN MILLIONS)
Loan-to-value ratios:
Less than 65%..................    $ --         $ --         $ --     $ --         --%       $ --            --%
65% to 75%.....................      19           --           --       19       95.0          21          95.5
76% to 80%.....................      --           --           --       --         --          --            --
Greater than 80%...............       1           --           --        1        5.0           1           4.5
                                   ----         ----         ----     ----      -----        ----         -----
  Total........................     $20          $--          $--      $20      100.0%        $22         100.0%
                                   ====         ====         ====     ====      =====        ====         =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Past Due, Accrual Status and Impaired Mortgage Loans. The Company has a high quality, well performing mortgage loan portfolio with all mortgage loans classified as performing at December 31, 2010. The Company had no impaired mortgage loans, no loans 90 days or more past due and no loans in non-accrual status at both December 31, 2010 and 2009.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the U.S. and overseas) was $1 million at both December 31, 2010 and 2009. There were no impairments of other limited partnership interests for the years ended December 31, 2010, 2009 and 2008.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Loans to affiliates.................................     $25      64.1%     $25      64.1%
Tax credit partnerships.............................      14      35.9       13      33.3
Other...............................................      --        --        1       2.6
                                                         ---     -----      ---     -----
  Total.............................................     $39     100.0%     $39     100.0%
                                                         ===     =====      ===     =====



     Loans to affiliates consists of a loan to the Company's affiliate, which is regulated, to meet their capital requirements. The loan is carried at amortized cost. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method.

  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2010                     2009
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                  (IN MILLIONS)
Fixed maturity securities available-for-sale:
RMBS (2).......................................    $137         $137        $ --         $ --
CMBS (2).......................................      44           44          --           --
ABS (2)........................................      12           12          --           --
  Foreign corporate securities.................      17           17          16           16
Other invested assets..........................      13           13          13           13
Other limited partnership interests............       1            5          --           --
                                                   ----         ----        ----         ----
  Total........................................    $224         $228         $29          $29
                                                   ====         ====        ====         ====



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties. There were no amounts guaranteed by third parties at both December 31, 2010 and 2009.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010 and 2009, the Company held $38 million and $45 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership, which are included in short-term investments. Net investment income from this investment was less than $1 million for both years ended December 31, 2010 and 2009; and was $3 million for the year ended December 31, 2008.

     In the normal course of business, the Company transfers invested assets, primarily fixed maturity securities, to and from affiliates. There were no invested assets transferred from affiliates for each of the years ended

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2010, 2009 and 2008. Invested assets transferred to affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2010   2009   2008
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates.................................................  $ --    $ 3   $ --
Amortized cost of invested assets transferred to affiliates..   $--    $ 4    $--
Net investment gains (losses) recognized on invested assets
  transferred to affiliates..................................   $--    $(1)   $--


3.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 4 for information about the fair value hierarchy for derivatives.

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                              DECEMBER 31,
                                                      ------------------------------------------------------------
                                                                   2010                           2009
                                                      -----------------------------  -----------------------------
                                                                   ESTIMATED FAIR                 ESTIMATED FAIR
                                                                     VALUE (1)                      VALUE (1)
PRIMARY UNDERLYING                                    NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE                INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  --------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                              (IN MILLIONS)
 Foreign currency   Foreign currency swaps..........     $29     $ --       $ 6         $10     $ --       $ 5
 Credit             Credit default swaps............      27       --        --           5       --        --
                                                         ---     ----       ---         ---     ----       ---
                      Total.........................     $56      $--       $ 6         $15      $--       $ 5
                                                         ===     ====       ===         ===     ====       ===



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                                REMAINING LIFE
                                     -------------------------------------------------------------------
                                                   AFTER ONE YEAR   AFTER FIVE YEARS
                                     ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                         LESS           YEARS             YEARS          YEARS     TOTAL
                                     -----------   --------------   ----------------   ---------   -----
                                                                (IN MILLIONS)
Foreign currency swaps.............      $10            $ --               $19            $ --      $29
Credit default swaps...............       --              27                --              --       27
                                         ---            ----               ---            ----      ---
  Total............................      $10             $27               $19             $--      $56
                                         ===            ====               ===            ====      ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES DESIGNATED AS HEDGING       NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Cash Flow Hedges:
Foreign currency swaps................     $19      $ --         $2         $ --      $ --        $ --


     The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES NOT DESIGNATED OR           NOTIONAL   --------------------   NOTIONAL   --------------------
NOT QUALIFYING AS HEDGING INSTRUMENTS    AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Foreign currency swaps................     $10      $ --        $ 4          $10      $ --        $ 5
Credit default swaps..................      27        --         --            5        --         --
                                           ---      ----        ---          ---      ----        ---
  Total non-designated or non-
     qualifying derivatives...........     $37       $--        $ 4          $15       $--        $ 5
                                           ===      ====        ===          ===      ====        ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                               -----------------------
                                                               2010      2009     2008
                                                               ----     -----     ----
                                                                    (IN MILLIONS)
Derivatives and hedging gains (losses) (1)................      $ 1     $  (1)    $  1
Embedded derivatives......................................       33      (130)     200
                                                                ---     -----     ----
  Total net derivative gains (losses).....................      $34     $(131)    $201
                                                                ===     =====     ====



--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

     The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the year ended December 31, 2010. The Company did not recognize any net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2009 and 2008.

     The Company recognized insignificant net derivative gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2010, 2009 and 2008.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges when they have met the requirements of cash flow hedging.

     For the year ended December 31, 2010, the Company recognized insignificant net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2009 and 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. For the years ended December 31, 2010, 2009 and 2008, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2010, 2009 and 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               2010      2009      2008
                                                               ----      ----      ----
                                                                     (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,.............................................       $(2)      $(2)      $(2)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges....        (1)       --        --
                                                                ---       ---       ---
Accumulated other comprehensive income (loss), balance at
  December 31,...........................................       $(3)      $(2)      $(2)
                                                                ===       ===       ===



     At December 31, 2010, $2 million of deferred net losses on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

     For the year ended December 31, 2010, ($1) million of gains (losses) was deferred in accumulated other comprehensive income (loss), related to foreign currency swaps on derivatives in cash flow hedging relationships.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

For the years ended December 31, 2009 and 2008, there were no gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to economically hedge exposure to adverse movements of credit; (iii) equity variance swaps as a macro hedge on certain invested assets; and (iv) credit default swaps to synthetically create investments.

     The following tables present the amount recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                     NET DERIVATIVE
                                                                     GAINS (LOSSES)
                                                                     --------------
                                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Foreign currency swaps.............................................        $ 1
                                                                           ===
FOR THE YEAR ENDED DECEMBER 31, 2009:
Foreign currency swaps.............................................        $(1)
                                                                           ===
FOR THE YEAR ENDED DECEMBER 31, 2008...............................        $ 1
                                                                           ===



  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $22 million at December 31, 2010. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2010 , the Company would have received an insignificant amount to terminate all of these contracts. At December 31, 2009 the company did not write credit default swaps.

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                               DECEMBER 31,
                         ---------------------------------------------------------------------------------------
                                            2010                                         2009
                         ------------------------------------------   ------------------------------------------
                                          MAXIMUM                                      MAXIMUM
                          ESTIMATED       AMOUNT                       ESTIMATED      AMOUNT OF
RATING AGENCY            FAIR VALUE      OF FUTURE       WEIGHTED     FAIR VALUE       FUTURE         WEIGHTED
DESIGNATION OF            OF CREDIT   PAYMENTS UNDER      AVERAGE      OF CREDIT   PAYMENTS UNDER      AVERAGE
REFERENCED CREDIT          DEFAULT    CREDIT DEFAULT     YEARS TO       DEFAULT    CREDIT DEFAULT     YEARS TO
OBLIGATIONS (1)             SWAPS        SWAPS (2)     MATURITY (3)      SWAPS        SWAPS (2)     MATURITY (3)
-----------------        ----------   --------------   ------------   ----------   --------------   ------------
                                                              (IN MILLIONS)
Baa
Credit default swaps
  referencing indices..     $ --            $22             5.0          $ --           $ --             --
                            ====            ===                          ====           ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company did not pledge or accept any collateral.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                      ESTIMATED FAIR VALUE OF    FAIR VALUE OF INCREMENTAL COLLATERAL
                                                        COLLATERAL PROVIDED:                PROVIDED UPON:
                                                      -----------------------   --------------------------------------
                                                                                                 DOWNGRADE IN THE
                                                                                ONE NOTCH     COMPANY'S CREDIT RATING
                                                                                DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                                                                  IN THE          FULL OVERNIGHT
                        ESTIMATED FAIR VALUE (1) OF                             COMPANY'S      COLLATERALIZATION OR
                             DERIVATIVES IN NET            FIXED MATURITY         CREDIT            TERMINATION
                             LIABILITY POSITION            SECURITIES (2)         RATING    OF THE DERIVATIVE POSITION
                        ---------------------------   -----------------------   ---------   --------------------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2010.....               $6                         $ --               $ --                 $6
DECEMBER 31, 2009.....               $5                          $--                $--                 $5


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2010 and 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $6 million. At December 31, 2010, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $6 million.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...............................  $161   $113
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..............................  $ 21   $ 14


     The following table presents changes in estimated fair value related to embedded derivatives:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2010    2009   2008
                                                               ----   -----   ----
                                                                  (IN MILLIONS)
Net derivative gains (losses) (1), (2).......................   $33   $(130)  $200

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of ($14) million, ($95) million and $115 million, for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of $31 million, $182 million and ($230) million, for the years ended December 31, 2010, 2009 and 2008, respectively. Net derivative gains (losses) for the year ended December 31, 2010 included a gain of $41 million relating to a refinement for estimating nonperformance risk in fair value measurements implemented at June 30, 2010. See Note 4.

   (2) See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

4.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                               DECEMBER 31, 2010
                               -------------------------------------------------
                               FAIR VALUE MEASUREMENTS AT REPORTING
                                            DATE USING
                               ------------------------------------
                                 QUOTED
                                PRICES IN
                                 ACTIVE
                                 MARKETS
                                   FOR
                                IDENTICAL                 SIGNIFI-
                                 ASSETS      SIGNIFI-       CANT
                                   AND      CANT OTHER    UNOBSERV-      TOTAL
                                LIABILI-    OBSERVABLE      ABLE       ESTIMATED
                                  TIES        INPUTS       INPUTS        FAIR
                                (LEVEL 1)    (LEVEL 2)    (LEVEL 3)      VALUE
                               ----------   ----------   ----------   ----------
                                                 (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities..     $ --        $   594       $ 35        $   629
  Foreign corporate
     securities..............       --            316         19            335
  RMBS.......................       --            137         --            137
  State and political
     subdivision securities..       --            105         --            105
  U.S. Treasury and agency
     securities..............       29             51         --             80
  CMBS.......................       --             44         --             44
  ABS........................       --             12         --             12
  Foreign government
     securities..............       --              1         --              1
                                  ----        -------       ----        -------
     Total fixed maturity
       securities............       29          1,260         54          1,343
                                  ----        -------       ----        -------
Short-term investments.......       --             38         --             38
Net embedded derivatives
  within asset host contracts
  (1)........................       --             --        161            161
Separate account assets (2)..       --          9,105         --          9,105
                                  ----        -------       ----        -------
     Total assets............      $29        $10,403       $215        $10,647
                                  ====        =======       ====        =======
LIABILITIES
Derivative liabilities: (3)
  Foreign currency
     contracts...............      $--        $     6       $ --        $     6
                                  ----        -------       ----        -------
     Total derivative
       liabilities...........       --              6         --              6
                                  ----        -------       ----        -------
Net embedded derivatives
  within liability host
  contracts (1)..............       --             --         21             21
                                  ----        -------       ----        -------
     Total liabilities.......      $--        $     6       $ 21        $    27
                                  ====        =======       ====        =======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              DECEMBER 31, 2009
                                      -----------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                      ------------------   -----------------   ------------   ---------
                                                                (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.........         $ --                $  543            $ 17        $   560
  Foreign corporate securities......           --                   236              28            264
  RMBS..............................           --                   194              --            194
  State and political subdivision
     securities.....................           --                    31              --             31
  U.S. Treasury and agency
     securities.....................           49                    93              --            142
  CMBS..............................           --                    41              --             41
  Foreign government securities.....           --                     1              --              1
                                             ----                ------            ----        -------
     Total fixed maturity
       securities...................           49                 1,139              45          1,233
                                             ----                ------            ----        -------
Short-term investments (4)..........           --                    45              --             45
Net embedded derivatives within
  asset host contracts (1)..........           --                    --             113            113
Separate account assets (2).........           --                 8,805              --          8,805
                                             ----                ------            ----        -------
     Total assets...................          $49                $9,989            $158        $10,196
                                             ====                ======            ====        =======
LIABILITIES
Derivative liabilities (3)..........          $--                $    5            $ --        $     5
Net embedded derivatives within
  liability host contracts (1)......           --                    --              14             14
                                             ----                ------            ----        -------
     Total liabilities..............          $--                $    5            $ 14        $    19
                                             ====                ======            ====        =======



--------

   (1) Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within policyholder account balances and other liabilities.

   (2) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (3) Derivative liabilities are presented within other liabilities in the consolidated balance sheets.

   (4) Short-term investments as presented in the table above differs from the amount presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the table presented above.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances in the consolidated balance sheets.

     The fair value of these guarantees is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates, currency exchange rates and observable and estimated implied volatilities.

     The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs. Both of these adjustments are captured as components of the spread which, when combined with the risk free rate, is used to discount the cash flows of the liability for purposes of determining its fair value.

     The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     As part of its regular review of critical accounting estimates, the Company periodically assesses inputs for estimating nonperformance risk (commonly referred to as "own credit") in fair value measurements. During the second quarter of 2010, the Company completed a study that aggregated and evaluated data, including historical recovery rates of insurance companies, as well as policyholder behavior observed over the past two years as the recent financial crisis evolved. As a result, at the end of the second quarter of 2010, the Company refined the way in which it incorporates expected recovery rates into the nonperformance risk adjustment for purposes of estimating the fair value of investment-type contracts and embedded derivatives within insurance contracts. The Company recognized a gain of $13 million, net of DAC and income tax, relating to implementing the refinement at June 30, 2010.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, hedge funds and cash. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities

     These securities are comprised of U.S. Treasury and agency securities. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities and Short-term Investments

     This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

          U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Derivative Liabilities

     This level includes all types of derivative instruments utilized by the Company. These derivatives are principally valued using an income approach.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Foreign currency contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Inter Bank Offer Rate ("LIBOR") basis curves, currency spot rates, and cross currency basis curves.

  Separate Account Assets

     These assets are primarily comprised of certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities

     This level includes fixed maturity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data.

          U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

  Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $12 million resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain private placements included in U.S. corporate securities.

     During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $1 million resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain U.S. corporate securities.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                          FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                           ----------------------------------------------------------------------------------------------------
                                         TOTAL REALIZED/UNREALIZED
                                        GAINS (LOSSES) INCLUDED IN:
                                      -------------------------------    PURCHASES,
                                                            OTHER          SALES,
                            BALANCE,                    COMPREHENSIVE  ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                           JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)  OF LEVEL 3 (4) DECEMBER 31,
                           ---------- ----------------- ------------- --------------- ------------- -------------- ------------
                                                                       (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities...........     $17           $ --            $ --           $  7            $12           $(1)         $ 35
  Foreign corporate
     securities...........      28             (1)              4            (12)            --            --            19
                               ---           ----            ----           ----           ----          ----          ----
     Total fixed maturity
       securities.........     $45            $(1)            $ 4           $ (5)           $12           $(1)         $ 54
                               ===           ====            ====           ====           ====          ====          ====
Net embedded derivatives
  (5).....................     $99            $33             $--           $  8           $ --          $ --          $140

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                  -------------------------------------------------------------------------------------
                                                TOTAL REALIZED/UNREALIZED
                                               GAINS (LOSSES) INCLUDED IN:
                                             -------------------------------    PURCHASES,
                                                                   OTHER          SALES,     TRANSFER INTO
                                   BALANCE,                    COMPREHENSIVE  ISSUANCES AND    AND/OR OUT    BALANCE,
                                  JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3) OF LEVEL 3(4) DECEMBER 31,
                                  ---------- ----------------- ------------- --------------- ------------- ------------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities......    $ 12          $  --             $ 1           $  5            $(1)         $17
  Foreign corporate securities...      23              5              12            (12)            --           28
                                     ----          -----            ----           ----           ----          ---
     Total fixed maturity
       securities................    $ 35          $   5             $13           $ (7)           $(1)         $45
                                     ====          =====            ====           ====           ====          ===
Net embedded derivatives (5).....    $216          $(127)           $ --           $ 10           $ --          $99



                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                   -----------------------------------------------------------------------------------------------------
                                                                TOTAL REALIZED/UNREALIZED
                                                               GAINS (LOSSES) INCLUDED IN:      PURCHASES,     TRANSFER
                                                             -------------------------------      SALES,          IN
                                                                                   OTHER        ISSUANCES       AND/OR
                        BALANCE,       IMPACT OF   BALANCE,                    COMPREHENSIVE       AND          OUT OF
                   DECEMBER 31, 2007 ADOPTION (6) JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3) LEVEL 3 (4)
                   ----------------- ------------ ---------- ----------------- ------------- --------------- -----------
                                                               (IN MILLIONS)
YEAR ENDED
  DECEMBER 31,
  2008:
ASSETS:
  Fixed maturity
     securities...        $47            $ --         $47           $ (3)           $(15)           $5            $ 1
Net embedded
  derivatives
  (5).............        $ 9             $11         $20           $189            $ --            $7           $ --
                    FAIR VALUE
                   MEASUREMENTS
                       USING
                    SIGNIFICANT
                   UNOBSERVABLE
                      INPUTS
                     (LEVEL 3)
                   ------------
                     BALANCE,
                   DECEMBER 31,
                   ------------
                        (IN
                     MILLIONS)
YEAR ENDED
  DECEMBER 31,
  2008:
ASSETS:
  Fixed maturity
     securities...     $ 35
Net embedded
  derivatives
  (5).............     $216


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was an $11 million increase to net assets. Such amount was also impacted by a reduction to DAC of $4 million, which resulted in a total net impact of $7 million on Level 3 assets and liabilities and also reflects the total net impact of the adoption.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                              TOTAL GAINS AND LOSSES
                                                --------------------------------------------------
                                                    CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                           (LOSSES) INCLUDED IN EARNINGS
                                                --------------------------------------------------
                                                                   NET            NET
                                                    NET        INVESTMENT     DERIVATIVE
                                                INVESTMENT        GAINS          GAINS
                                                  INCOME        (LOSSES)       (LOSSES)      TOTAL
                                                ----------     ----------     ----------     -----
                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  Foreign corporate securities................     $ --            $(1)          $ --         $(1)
                                                   ----           ----           ----         ---
     Total fixed maturity securities..........      $--            $(1)           $--         $(1)
                                                   ====           ====           ====         ===
Net embedded derivatives......................      $--           $ --            $33         $33



                                                             TOTAL GAINS AND LOSSES
                                               --------------------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                               --------------------------------------------------
                                                                  NET            NET
                                                   NET        INVESTMENT     DERIVATIVE
                                               INVESTMENT        GAINS          GAINS
                                                 INCOME        (LOSSES)       (LOSSES)      TOTAL
                                               ----------     ----------     ----------     -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  Foreign corporate securities...............     $ --            $ 5           $  --       $   5
                                                  ----           ----           -----       -----
     Total fixed maturity securities.........      $--            $ 5           $  --       $   5
                                                  ====           ====           =====       =====
Net embedded derivatives.....................      $--           $ --           $(127)      $(127)



                                                              TOTAL GAINS AND LOSSES
                                                --------------------------------------------------
                                                    CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                           (LOSSES) INCLUDED IN EARNINGS
                                                --------------------------------------------------
                                                                   NET            NET
                                                    NET        INVESTMENT     DERIVATIVE
                                                INVESTMENT        GAINS          GAINS
                                                  INCOME        (LOSSES)       (LOSSES)      TOTAL
                                                ----------     ----------     ----------     -----
                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
  Fixed maturity securities...................     $ --            $(3)          $ --         $ (3)
Net embedded derivatives......................      $--           $ --           $189         $189

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                             RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31,
                                                                       2010
                                           -----------------------------------------------------------
                                                                 NET               NET
                                               NET           INVESTMENT        DERIVATIVE
                                           INVESTMENT           GAINS             GAINS
                                             INCOME           (LOSSES)          (LOSSES)         TOTAL
                                           ----------        ----------        ----------        -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
  Fixed maturity securities:
  Foreign corporate securities...........     $ --              $ --              $ --            $ --
                                              ----              ----              ----            ----
     Total fixed maturity securities.....      $--               $--               $--             $--
                                              ====              ====              ====            ====
Net embedded derivatives.................      $--               $--               $34             $34



                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                             RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31,
                                                                       2009
                                           -----------------------------------------------------------
                                                                 NET               NET
                                               NET           INVESTMENT        DERIVATIVE
                                           INVESTMENT           GAINS             GAINS
                                             INCOME           (LOSSES)          (LOSSES)         TOTAL
                                           ----------        ----------        ----------        -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
  Fixed maturity securities:
  Foreign corporate securities...........     $ --               $ 5              $  --          $   5
                                              ----              ----              -----          -----
     Total fixed maturity securities.....      $--               $ 5              $  --          $   5
                                              ====              ====              =====          =====
Net embedded derivatives.................      $--              $ --              $(125)         $(125)



                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                             RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31,
                                                                       2008
                                           -----------------------------------------------------------
                                                                 NET               NET
                                               NET           INVESTMENT        DERIVATIVE
                                           INVESTMENT           GAINS             GAINS
                                             INCOME           (LOSSES)          (LOSSES)         TOTAL
                                           ----------        ----------        ----------        -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
  Fixed maturity securities..............     $ --               $(3)             $ --            $ (3)
Net embedded derivatives.................      $--              $ --              $190            $190

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
  Mortgage loans........................................               $ 76        $ 80
  Policy loans..........................................               $404        $511
  Other invested assets (1).............................               $ 25        $ 25
  Cash and cash equivalents.............................               $ 32        $ 32
  Accrued investment income.............................               $ 26        $ 26
  Premiums, reinsurance and other receivables (1).......               $131        $135
  Other assets (1)......................................               $  5        $  5
LIABILITIES
  Policyholder account balances (1).....................               $ 99        $105
  Long-term debt -- affiliated..........................               $ 25        $ 25
  Other liabilities (1).................................               $ 36        $ 36
  Separate account liabilities (1)......................               $ 76        $ 76
COMMITMENTS (2)
  Mortgage loan commitments.............................     $15       $ --        $ --
  Commitments to fund private corporate bond
     investments........................................     $ 3       $ --        $ --



                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
  Mortgage loans........................................               $ 82        $ 83
  Policy loans..........................................               $397        $482
  Other invested assets (1).............................               $ 25        $ 25
  Short-term investments (3)............................               $ 14        $ 14
  Cash and cash equivalents.............................               $ 10        $ 10
  Accrued investment income.............................               $ 24        $ 24
  Premiums, reinsurance and other receivables (1).......               $107        $105
  Other assets (1)......................................               $  6        $  5
LIABILITIES
  Policyholder account balances (1).....................               $ 83        $ 80
  Long-term debt -- affiliated..........................               $ 25        $ 24
  Other liabilities (1).................................               $ 33        $ 33
  Separate account liabilities (1)......................               $235        $235
COMMITMENTS (2)
  Mortgage loan commitments.............................     $1        $ --        $ --
  Commitments to fund private corporate bond
     investments........................................     $5        $ --        $ --

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Commitments are off-balance sheet obligations.

   (3) Short-term investments as presented in the table above differs from the amount presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, certain short-term investments, derivative liabilities, net embedded derivatives within asset and liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

     The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

     For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Invested Assets

     Other invested assets within the preceding tables are comprised of a loan to an affiliate. The estimated fair value of loan to an affiliate is estimated by discounting the expected future cash flows using current market rates and the credit risk of the note issuer.

  Short-term Investments

     Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Cash and Cash Equivalents

     Due to the short term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

     Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables in the preceding tables are comprised of certain amounts recoverable under reinsurance contracts.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Other Assets

     Other assets in the consolidated balance sheets are principally comprised of deferred sales inducements, capitalized software and receivables for miscellaneous loans to agencies. With the exception of these receivables, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount presented in the preceding tables represents the receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

  Policyholder Account Balances

     Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts ("TCA"). The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Long-term Debt -- Affiliated

     The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

  Other Liabilities

     Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable; amounts due for securities purchased but not yet settled; and funds withheld under reinsurance treaties accounted for as deposit type treaties. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values.

  Separate Account Liabilities

     Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

     The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                           DAC
                                                                      -------------
                                                                      (IN MILLIONS)
Balance at January 1, 2008..........................................      $1,349
Capitalizations.....................................................         124
                                                                          ------
     Subtotal.......................................................       1,473
                                                                          ------
Amortization related to:
  Net investment gains (losses).....................................         (44)
  Other expenses....................................................        (221)
                                                                          ------
     Total amortization.............................................        (265)
                                                                          ------
Unrealized investment gains (losses)................................           4
                                                                          ------
Balance at December 31, 2008........................................       1,212
Capitalizations.....................................................          90
                                                                          ------
     Subtotal.......................................................       1,302
                                                                          ------
Amortization related to:
  Net investment gains (losses).....................................          29
  Other expenses....................................................        (140)
                                                                          ------
     Total amortization.............................................        (111)
                                                                          ------
Unrealized investment gains (losses)................................          (7)
                                                                          ------
Balance at December 31, 2009........................................       1,184
Capitalizations.....................................................          30
                                                                          ------
     Subtotal.......................................................       1,214
                                                                          ------
Amortization related to:
  Net investment gains (losses).....................................         (15)
  Other expenses....................................................        (125)
                                                                          ------
     Total amortization.............................................        (140)
                                                                          ------
Unrealized investment gains (losses)................................           5
                                                                          ------
Balance at December 31, 2010........................................      $1,079
                                                                          ======



     Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  INSURANCE

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Balance at January 1,......................................   $39       $40      $ 42
Capitalization.............................................    --         4         8
Amortization...............................................    (4)       (5)      (10)
                                                              ---       ---      ----
Balance at December 31,....................................   $35       $39      $ 40
                                                              ===       ===      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $9,105 million and $8,805 million at December 31, 2010 and 2009, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $308 million, $332 million and $387 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     For the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Balance at January 1,.......................................   $24       $21       $22
  Less: Reinsurance recoverables............................    19        17        18
                                                               ---       ---       ---
Net balance at January 1,...................................     5         4         4
                                                               ---       ---       ---
Incurred related to:
  Current year..............................................     1         2         2
  Prior years...............................................    --        --        (1)
                                                               ---       ---       ---
                                                                 1         2         1
                                                               ---       ---       ---
Paid related to:
  Current year..............................................    --        --        --
  Prior years...............................................    (1)       (1)       (1)
                                                               ---       ---       ---
                                                                (1)       (1)       (1)
                                                               ---       ---       ---
Net balance at December 31,.................................     5         5         4
  Add: Reinsurance recoverables.............................    20        19        17
                                                               ---       ---       ---
Balance at December 31,.....................................   $25       $24       $21
                                                               ===       ===       ===



     During 2010 and 2009, there was no change to claims and claim adjustment expenses associated with prior years. During 2008, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $1 million, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2010                             2009
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value................     $   4,326             N/A        $   4,037             N/A
Net amount at risk (2)................     $      77 (3)         N/A        $     217 (3)         N/A
Average attained age of
  contractholders.....................      61 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value................     $   2,222       $   3,401        $   2,196       $   3,133
Net amount at risk (2)................     $     173 (3)   $     502 (4)    $     348 (3)   $     637 (4)
Average attained age of
  contractholders.....................      62 years        59 years         61 years        59 years



                                                                   DECEMBER 31,
                                                             ------------------------
                                                                2010           2009
                                                             ---------      ---------
                                                               SECONDARY GUARANTEES
                                                             ------------------------
                                                                   (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
  Account value (general and separate account).............  $   2,006      $   1,986
  Net amount at risk (2)...................................  $  19,973 (3)  $  22,429 (3)
  Average attained age of policyholders....................   50 years       49 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                            UNIVERSAL AND
                                                    ANNUITY CONTRACTS       VARIABLE LIFE
                                               --------------------------     CONTRACTS
                                               GUARANTEED     GUARANTEED    -------------
                                                  DEATH     ANNUITIZATION     SECONDARY
                                                BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                               ----------   -------------   -------------   -----
                                                                  (IN MILLIONS)
DIRECT
Balance at January 1, 2008...................      $ 3           $ 5              $ 1        $ 9
  Incurred guaranteed benefits...............       13            29                1         43
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2008.................       13            34                2         49
  Incurred guaranteed benefits...............       --            (5)              (1)        (6)
  Paid guaranteed benefits...................       (6)           --               --         (6)
                                                   ---           ---             ----        ---
Balance at December 31, 2009.................        7            29                1         37
  Incurred guaranteed benefits...............        2             5               --          7
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2010.................      $ 6           $34              $ 1        $41
                                                   ===           ===             ====        ===
CEDED
Balance at January 1, 2008...................      $ 2           $ 2             $ --        $ 4
  Incurred guaranteed benefits...............       10            10               --         20
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2008.................        9            12               --         21
  Incurred guaranteed benefits...............        3            (2)              --          1
  Paid guaranteed benefits...................       (6)           --               --         (6)
                                                   ---           ---             ----        ---
Balance at December 31, 2009.................        6            10               --         16
  Incurred guaranteed benefits...............        2             2               --          4
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2010.................      $ 5           $12              $--        $17
                                                   ===           ===             ====        ===
NET
Balance at January 1, 2008...................      $ 1           $ 3              $ 1        $ 5
  Incurred guaranteed benefits...............        3            19                1         23
  Paid guaranteed benefits...................       --            --               --         --
                                                   ---           ---             ----        ---
Balance at December 31, 2008.................        4            22                2         28
  Incurred guaranteed benefits...............       (3)           (3)              (1)        (7)
  Paid guaranteed benefits...................       --            --               --         --
                                                   ---           ---             ----        ---
Balance at December 31, 2009.................        1            19                1         21
  Incurred guaranteed benefits...............       --             3               --          3
  Paid guaranteed benefits...................       --            --               --         --
                                                   ---           ---             ----        ---
Balance at December 31, 2010.................      $ 1           $22              $ 1        $24
                                                   ===           ===             ====        ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                   (IN MILLIONS)
Fund Groupings:
  Equity........................................................  $3,915   $3,736
  Balanced......................................................   2,573    2,330
  Bond..........................................................     836      767
  Specialty.....................................................     252      250
  Money Market..................................................     137      285
                                                                  ------   ------
     Total......................................................  $7,713   $7,368
                                                                  ======   ======



7.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for certain products and reinsures up to 90% of the mortality risk for other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     The Company reinsures 100% of the living and death benefit guarantees in connection with its variable annuities issued since 2001 with an affiliate reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $149 million and $162 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     At December 31, 2010, the Company had $192 million of net unaffiliated ceded reinsurance recoverables. Of this total, $129 million, or 67%, were with the Company's five largest unaffiliated ceded reinsurers, including $94 million of which were unsecured. At December 31, 2009, the Company had $204 million of net unaffiliated

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES ceded reinsurance recoverables. Of this total, $137 million, or 67%, were with the Company's five largest unaffiliated ceded reinsurers, including $105 million of which were unsecured.

     The amounts in the consolidated statements of income include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             -------------------------
                                                             2010      2009       2008
                                                             ----     ------      ----
                                                                   (IN MILLIONS)
PREMIUMS:
  Direct premiums..........................................  $101      $117       $137
  Reinsurance ceded........................................   (47)      (51)       (64)
                                                             ----      ----       ----
     Net premiums..........................................  $ 54      $ 66       $ 73
                                                             ====      ====       ====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product policy
     fees..................................................  $369      $433       $611
  Reinsurance ceded........................................   (59)      (58)       (58)
                                                             ----      ----       ----
     Net universal life and investment-type product policy
       fees................................................  $310      $375       $553
                                                             ====      ====       ====
OTHER REVENUES:
  Direct other revenues....................................  $119      $100       $121
  Reinsurance ceded........................................     1         1          1
                                                             ----      ----       ----
     Net other revenues....................................  $120      $101       $122
                                                             ====      ====       ====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..................  $180      $191       $266
  Reinsurance ceded........................................   (67)      (78)       (96)
                                                             ----      ----       ----
     Net policyholder benefits and claims..................  $113      $113       $170
                                                             ====      ====       ====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Direct interest credited to policyholder account
     balances..............................................  $ 32      $ 35       $ 30
  Reinsurance ceded........................................    (2)       (2)        (2)
                                                             ----      ----       ----
     Net interest credited to policyholder account
       balances............................................  $ 30      $ 33       $ 28
                                                             ====      ====       ====
OTHER EXPENSES:
  Direct other expenses....................................  $366      $385       $620
  Reinsurance ceded........................................    (6)       (9)       (12)
                                                             ----      ----       ----
     Net other expenses....................................  $360      $376       $608
                                                             ====      ====       ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                               DECEMBER 31, 2010
                                                   -----------------------------------------
                                                    TOTAL
                                                   BALANCE                     TOTAL, NET OF
                                                    SHEET    ASSUMED   CEDED    REINSURANCE
                                                   -------   -------   -----   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......   $  510     $ --     $487       $   23
Deferred policy acquisition costs................    1,079       --        9        1,070
                                                    ------     ----     ----       ------
  Total assets...................................   $1,589      $--     $496       $1,093
                                                    ======     ====     ====       ======
LIABILITIES:
Policyholder account balances....................   $  971      $(2)    $ --       $  973
Other liabilities................................      281       --       66          215
                                                    ------     ----     ----       ------
  Total liabilities..............................   $1,252      $(2)    $ 66       $1,188
                                                    ======     ====     ====       ======




                                                               DECEMBER 31, 2009
                                                   -----------------------------------------
                                                    TOTAL
                                                   BALANCE                     TOTAL, NET OF
                                                    SHEET    ASSUMED   CEDED    REINSURANCE
                                                   -------   -------   -----   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......   $  459     $ --     $429       $   30
Deferred policy acquisition costs................    1,184       --        7        1,177
                                                    ------     ----     ----       ------
  Total assets...................................   $1,643      $--     $436       $1,207
                                                    ======     ====     ====       ======
LIABILITIES:
Policyholder account balances....................   $  969      $(2)    $ --       $  971
Other liabilities................................      260       --       60          200
                                                    ------     ----     ----       ------
  Total liabilities..............................   $1,229      $(2)    $ 60       $1,171
                                                    ======     ====     ====       ======



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $131 million and $107 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed reinsurance at both December 31, 2010 and 2009.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter Reassurance Company, Ltd. and MetLife Reinsurance Company of Vermont, all of which are related parties.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of income was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
PREMIUMS:
Reinsurance ceded (1).......................................  $ (6)     $ (4)     $ (4)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance ceded (1).......................................  $(17)     $(16)     $(16)
OTHER REVENUES:
Reinsurance ceded...........................................  $  1      $  1      $  1
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance ceded (1).......................................  $ (8)     $ (6)     $(27)
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance ceded...........................................  $ (2)     $ (2)     $ (2)
OTHER EXPENSES:
Reinsurance ceded (1).......................................  $  1      $ --      $  2


--------

   (1) In September 2008, MetLife completed a tax-free split-off of its majority owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). After the split-off, reinsurance transactions with RGA were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions with RGA have been removed from the presentation in the table above. Affiliated transactions with RGA for the year ended December 31, 2008 include ceded premiums, ceded fees, ceded benefits and ceded other expenses of $2 million, $6 million, $6 million and ($1) million, respectively.

     Information regarding the effect of ceded affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.......................  $285   $213
                                                                    ====   ====
LIABILITIES:
Other liabilities.................................................  $ 21   $ 15
                                                                    ====   ====



     The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value were also included within net derivative gains (losses). Embedded derivative assets associated with the cessions, of $161 million and $113 million at December 31, 2010 and 2009, respectively, were included within premiums, reinsurance and other receivables. For the years ended December 31, 2010, 2009 and 2008, net derivative gains (losses) included $28 million, ($224) million and $294 million, respectively, in changes in fair value of such embedded derivatives.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $95 million and $92 million of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $94 million and $73 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed affiliated reinsurance at both December 31, 2010 and 2009.

8.  LONG-TERM DEBT -- AFFILIATED

     In September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011 and bore interest at 0.50% per annum. The Company has not exercised its right to sell or repledge the collateral.

9.  INCOME TAX

     The provision for income tax was as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Current:
  Federal..................................................   $15      $ 16       $(8)
Deferred:
  Federal..................................................    16       (52)       67
                                                              ---      ----       ---
     Provision for income tax expense (benefit)............   $31      $(36)      $59
                                                              ===      ====       ===



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................  $ 37      $ (9)     $ 73
Tax effect of:
  Tax-exempt investment income..............................   (11)      (19)      (16)
  Prior year tax............................................     6        (4)        2
  Tax Credits...............................................    (1)       --        --
  Other, net................................................    --        (4)       --
                                                              ----      ----      ----
     Provision for income tax expense (benefit).............  $ 31      $(36)     $ 59
                                                              ====      ====      ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2010      2009
                                                                    ----      ----
                                                                     (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables........................  $193      $237
  Employee benefits...............................................    10         8
  Deferred intercompany losses....................................    10        10
  Litigation-related and government mandated......................     3         3
  Investments, including derivatives..............................     8         1
  Net operating loss carryforwards................................     2        --
  Other, net......................................................     4        12
                                                                    ----      ----
                                                                     230       271
  Less: Valuation allowance.......................................    12        10
                                                                    ----      ----
                                                                     218       261
                                                                    ----      ----
Deferred income tax liabilities:
  DAC.............................................................   311       341
  Net unrealized investment gains.................................    25        11
  Other, net......................................................     1        --
                                                                    ----      ----
                                                                     337       352
                                                                    ----      ----
     Net deferred income tax liability............................  $119      $ 91
                                                                    ====      ====



     State net operating loss carryforwards of $26 million at December 31, 2010 will expire beginning in 2011.

     The Company has recorded a valuation allowance related to tax benefits of certain state net operating loss carryforwards, as well as deferred intercompany losses from the sale of Exeter Reassurance Company, Ltd. to MetLife prior to 2003. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2010, the Company recorded an overall increase to the deferred tax valuation allowance of $2 million, related to certain state net operating loss carryforwards.

     NELICO participates in a tax sharing agreement with MetLife. This agreement provides that current federal income tax expense (benefit) is computed on a separate return basis and members of the tax group shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife were $19 million, $8 million and $31 million for 2010, 2009 and 2008, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003. In April 2010, the IRS exam of the current audit cycle, years 2003 to 2006, began.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $5 million and $18 million, respectively, related to the separate account DRD. The 2010 benefit included an expense of $6 million related to a true-up of the 2009 tax return. The 2009 benefit included a benefit of $4 million related to a true-up of the 2008 tax return.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimated losses for sales practices matters.

     The Company conducted an internal investigation of an agency in Los Angeles, CA concerning the referral of clients to an entity which the U.S. Securities Exchange Commission has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution is being made to customers. The Company has been named in three related lawsuits currently pending in California state court.

     Retained Asset Account Matters. The New York Attorney General announced on July 29, 2010, that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company's ultimate parent, MetLife, and other insurance carriers. MetLife received the subpoena on July 30, 2010. Metropolitan Life Insurance Company and its affiliates also have received requests for documents and information from U.S. congressional committees and members, as well as various state regulatory bodies, including the New York State Insurance Department. It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the TCA, but management believes that the Company's financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2010, 2009 and 2008. At both December 31, 2010 and 2009, the Company maintained a liability of $1 million and related assets for premium tax offsets of $1 million, for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at both December 31, 2010 and 2009, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                                                          GROSS
                                                                          RENTAL
                                                                         PAYMENTS
                                                                      -------------
                                                                      (IN MILLIONS)
2011................................................................       $15
2012................................................................       $12
2013................................................................       $10
2014................................................................       $ 7
2015................................................................       $ 5
Thereafter..........................................................       $ 8


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $6 million at both December 31, 2010 and 2009. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $15 million and $1 million at December 31, 2010 and 2009, respectively.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $3 million and $5 million at December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2010 and 2009.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by Metropolitan Life Insurance Company. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2010, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plan provides supplemental benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by Metropolitan Life Insurance Company. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life Insurance Company associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $11 million, $12 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. In

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES addition, the Company's share of other postretirement expense was less than $1 million, $3 million and less than $1 million for the years ended December 31, 2010, 2009 and 2008, respectively. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of income.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosure below. The Company made contributions of $3 million, $2 million and $2 million for the years ended December 31, 2010, 2009 and 2008, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan along with the related net periodic pension expenses, are included in the accompanying consolidated financial statements and the additional disclosures below.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                                         POSTRETIRE-
                                                             PENSION         MENT
                                                             BENEFITS      BENEFITS
                                                           -----------   -----------
                                                                  DECEMBER 31,
                                                           -------------------------
                                                           2010   2009   2010   2009
                                                           ----   ----   ----   ----
                                                                 (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at January 1,.........................  $ 41   $ 37   $ 31   $ 25
  Service costs..........................................     1      1      1      1
  Interest costs.........................................     3      2      2      2
  Plan participants' contributions.......................    --     --      2      2
  Net actuarial (gains) losses...........................     3      3      5      1
  Change in benefits.....................................    --     --     --      5
  Benefits paid..........................................    (2)    (2)    (4)    (5)
                                                           ----   ----   ----   ----
Benefit obligation at December 31,.......................    46     41     37     31
                                                           ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at January 1,..................    --     --     --     --
  Actual return on plan assets...........................    --     --     --     --
  Plan participants' contributions.......................    --     --      2      2
  Employer contribution..................................     2      2      2      3
  Benefits paid..........................................    (2)    (2)    (4)    (5)
                                                           ----   ----   ----   ----
Fair value of plan assets at December 31,................    --     --     --     --
                                                           ----   ----   ----   ----
  Funded status at December 31,..........................  $(46)  $(41)  $(37)  $(31)
                                                           ====   ====   ====   ====
Amounts recognized in the consolidated balance sheets
  consist of:
  Other liabilities......................................  $(46)  $(41)  $(37)  $(31)
                                                           ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses...................................  $ 10   $  8   $  3   $ (2)
  Prior service costs (credit)...........................     1      1     16     18
                                                           ----   ----   ----   ----
Accumulated other comprehensive (income) loss............    11      9     19     16
  Deferred income tax (benefit)..........................    (4)    (3)    (7)    (6)
                                                           ----   ----   ----   ----
  Accumulated other comprehensive (income) loss, net of
     income tax..........................................  $  7   $  6   $ 12   $ 10
                                                           ====   ====   ====   ====



     The accumulated benefit obligation for the defined benefit pension plan were $41 million and $38 million at December 31, 2010 and 2009, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets was as follows:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2010      2009
                                                                    ----      ----
                                                                     (IN MILLIONS)
Projected benefit obligation......................................   $46       $41
Accumulated benefit obligation....................................   $41       $38
Fair value of plan assets.........................................  $ --      $ --

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The projected benefit obligation exceeded assets for all pension plans at December 31, 2010 and 2009.

     Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

          i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Subsidiaries on service rendered during the current year.

          ii) Interest Costs on the Liability -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

          iii) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

          iv) Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

          v) Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

     The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                              OTHER
                                                        PENSION          POSTRETIREMENT
                                                       BENEFITS             BENEFITS
                                                  ------------------   ------------------
                                                          YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------
                                                  2010   2009   2008   2010   2009   2008
                                                  ----   ----   ----   ----   ----   ----
                                                               (IN MILLIONS)
Net Periodic Benefit Costs:
  Service costs.................................   $ 1    $ 1    $ 1    $ 1    $ 1   $ --
  Interest costs................................     3      2      2      2      2      2
  Amortization of prior service costs (credit)..    --     --      2      2      2      2
                                                   ---    ---    ---    ---    ---   ----
     Total net periodic benefit costs (credit)..     4      3      5      5      5      4
                                                   ---    ---    ---    ---    ---   ----
Other Changes in Plan Assets and Benefit
  Obligations Recognized in Other Comprehensive
  Income (Loss):
  Net actuarial (gains) losses..................     2      3      4      5      1     --
  Prior service costs (credit)..................    --     --      1     --      5      2
  Amortization of prior service (costs) credit..    --     --     (2)    (2)    (2)    (2)
                                                   ---    ---    ---    ---    ---   ----
     Total recognized in other comprehensive
       income (loss)............................     2      3      3      3      4     --
                                                   ---    ---    ---    ---    ---   ----
       Total recognized in net periodic benefit
          costs and other comprehensive income
          (loss)................................   $ 6    $ 6    $ 8    $ 8    $ 9    $ 4
                                                   ===    ===    ===    ===    ===   ====



     For the year ended December 31, 2010, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $2 million and other postretirement

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES benefits of $3 million for an aggregate reduction in other comprehensive income
(loss) of $5 million before income tax and $3 million, net of income tax.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are both less than $1 million.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs (credit) over the next year are less than $1 million and $2 million, respectively.

     The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. The resulting reduction in the accumulated postretirement benefit obligation was $0 and less than $1 million for the years ended December 31, 2010 and 2009, respectively. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company will no longer apply for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

     The Company received subsidies of less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                            PENSION          MENT
                                                            BENEFITS       BENEFITS
                                                          -----------   -------------
                                                                  DECEMBER 31,
                                                          ---------------------------
                                                          2010   2009   2010     2009
                                                          ----   ----   ----     ----
Weighted average discount rate..........................  5.80%  6.25%  5.80%    6.25%
Rate of compensation increase...........................  5.00%  5.00%   N/A      N/A


     Assumptions used in determining net periodic benefit costs were as follows:

                                                                              OTHER
                                                        PENSION          POSTRETIREMENT
                                                       BENEFITS             BENEFITS
                                                  ------------------   ------------------
                                                                DECEMBER 31,
                                                  ---------------------------------------
                                                  2010   2009   2008   2010   2009   2008
                                                  ----   ----   ----   ----   ----   ----
Weighted average discount rate..................  6.25%  6.60%  6.65%  6.25%  6.60%  6.65%
Weighted average expected rate of return on plan
  assets........................................   N/A    N/A    N/A    N/A    N/A    N/A
Rate of compensation increase...................  5.00%  5.00%  4.00%   N/A    N/A    N/A


     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                         DECEMBER 31,
                                --------------------------------------------------------------
                                             2010                            2009
                                ------------------------------  ------------------------------
Pre-and Post-Medicare eligible  7.8% in 2011, gradually         8.2% in 2010,  gradually
  claims......................  decreasing each year until      decreasing each  year until
                                2083 reaching the ultimate      2079  reaching the  ultimate
                                rate of 4.4% for all eligible   rate of 4.1% for all  eligible
                                retiree claims.                 retiree  claims.


     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare costs trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN THOUSANDS)
Effect on total of service and interest costs components...      $ 74         $ (65)
Effect of accumulated postretirement benefit obligation....      $806         $(726)


  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2011, the Company does not expect to make a contribution to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. It is the Company's practice to use its general assets to pay claims as they come due. Total payments were $4 million and $5 million for the years ended December 31, 2010 and 2009, respectively.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                              OTHER
                                                               PENSION   POSTRETIREMENT
                                                              BENEFITS      BENEFITS
                                                              --------   --------------
                                                                    (IN MILLIONS)
2011........................................................     $ 2           $ 3
2012........................................................     $ 2           $ 3
2013........................................................     $ 3           $ 3
2014........................................................     $ 2           $ 3
2015........................................................     $ 3           $ 3
2016-2020...................................................     $15           $14


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $33 million, $111 million and $28 million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed, was $592 million and $564 million at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

     Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MLIC as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2010, 2009 and 2008, NELICO paid a dividend of $84 million, $19 million and $94 million, respectively. The maximum amount of dividends which NELICO may pay to MLIC in 2011 without prior regulatory approval is $107 million.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year....................................................  $ 42      $104      $(77)
Income tax effect of holding gains (losses)...............   (14)      (38)       27
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income..........................................    (3)       (1)        7
  Amortization of premiums and accretion of discounts
     associated with investments..........................    (2)       (2)       (1)
Income tax effect.........................................     2         1        (2)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts..................     5        (7)        4
Income tax effect of allocation of holding (gains) losses
  to other policyholder amounts...........................    (2)        3        (1)
                                                            ----      ----      ----
Net unrealized investment gains (losses), net of income
  tax.....................................................    28        60       (43)
Defined benefit plans adjustment, net of income tax.......    (3)       (4)       (2)
                                                            ----      ----      ----
Other comprehensive income (loss).........................  $ 25      $ 56      $(45)
                                                            ====      ====      ====



13.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2010      2009       2008
                                                              ----      ----      -----
                                                                    (IN MILLIONS)
Compensation................................................  $ 30      $ 41      $   8
Pension, postretirement & postemployment benefit costs......    28        32         14
Commissions.................................................    78       104        201
Volume-related costs........................................    22        32         51
Capitalization of DAC.......................................   (30)      (90)      (124)
Amortization of DAC.........................................   140       111        265
Premium taxes, licenses & fees..............................    11        14         16
Professional services.......................................     4        23         84
Other.......................................................    77       109         93
                                                              ----      ----      -----
  Total other expenses......................................  $360      $376      $ 608
                                                              ====      ====      =====



  CAPITALIZATION AND AMORTIZATION OF DAC

     See Note 5 for a rollforward of DAC including impacts of capitalization and amortization.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AFFILIATED EXPENSES

     Commissions and capitalization and amortization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 7 and 14 for discussion of affiliated expenses included in the table above.

14.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees with affiliates related to these agreements, recorded in other expenses, were $72 million, $83 million and $127 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also entered into agreements to sell Insurance Products on behalf of certain affiliates. The Company received fees for this service of $180 million, $152 million and $98 million, included in other expenses, for the years ended December 31, 2010, 2009 and 2008, respectively. The aforementioned expenses and fees with affiliates were comprised of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2010       2009      2008
                                                              -----      -----      ----
                                                                     (IN MILLIONS)
Compensation................................................  $  12      $  12      $ 10
Pension, postretirement & postemployment benefit costs......     12         16         4
Commissions.................................................     --         20        80
Volume-related costs........................................   (156)      (146)      (91)
Other.......................................................     24         29        26
                                                              -----      -----      ----
  Total other expenses......................................  $(108)     $ (69)     $ 29
                                                              =====      =====      ====



     Revenues received from affiliates related to these agreements were recorded as follows:

                                                                     YEARS ENDED
                                                                    DECEMBER 31,
                                                                 ------------------
                                                                 2010   2009   2008
                                                                 ----   ----   ----
                                                                    (IN MILLIONS)
Universal life and investment-type product policy fees.........   $25    $18    $6
Other revenues.................................................   $10    $ 7    $5


     The Company had net payables from affiliates of less than $1 million at December 31, 2010, related to the items discussed above. The Company had net receivables from affiliates of $7 million at December 31, 2009, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Note 2 and Note 8 for additional related party transactions.

15.   SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 31, 2011

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                    2010       2009
                                                                  --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $153,708 and $145,439,
     respectively)..............................................  $159,535   $144,649
  Equity securities available-for-sale, at estimated fair value
     (cost: $1,898 and $2,191, respectively)....................     1,821      2,116
  Trading and other securities, at estimated fair value
     (includes: $463 and $420 of actively traded securities,
     respectively; and $201 and $0, respectively, relating to
     variable interest entities)................................       735        471
  Mortgage loans (net of valuation allowances of $522 and $594,
     respectively)..............................................    41,667     40,620
  Policy loans..................................................     8,270      8,099
  Real estate and real estate joint ventures (includes $10 and
     $18, respectively, relating to variable interest
     entities)..................................................     5,755      5,711
  Other limited partnership interests (includes $187 and $236,
     respectively, relating to variable interest entities)......     4,517      4,215
  Short-term investments, principally at estimated fair value...     2,369      3,315
  Other invested assets, principally at estimated fair value
     (includes $102 and $137, respectively, relating to variable
     interest entities).........................................     7,822      6,811
                                                                  --------   --------
     Total investments..........................................   232,491    216,007
Cash and cash equivalents, principally at estimated fair value
  (includes $55 and $9, respectively, relating to variable
  interest entities)............................................     3,485      3,347
Accrued investment income (includes $3 and $0, respectively,
  relating to variable interest entities).......................     2,183      2,066
Premiums, reinsurance and other receivables (includes $1 and $0,
  respectively, relating to variable interest entities).........    26,802     26,375
Deferred policy acquisition costs and value of business
  acquired......................................................     8,191      9,364
Current income tax recoverable..................................        --        121
Deferred income tax assets......................................        --      1,094
Other assets (includes $6 and $16, respectively, relating to
  variable interest entities)...................................     4,426      4,206
Separate account assets.........................................    97,829     80,377
                                                                  --------   --------
     Total assets...............................................  $375,407   $342,957
                                                                  ========   ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits..........................................  $102,950   $ 99,960
Policyholder account balances...................................    88,922     86,590
Other policy-related balances...................................     5,649      5,627
Policyholder dividends payable..................................       722        761
Policyholder dividend obligation................................       876         --
Payables for collateral under securities loaned and other
  transactions..................................................    17,014     14,662
Short-term debt.................................................       102        319
Long-term debt (includes $236 and $64, respectively, at
  estimated fair value, relating to variable interest
  entities).....................................................     3,610      3,502
Current income tax payable......................................       155         --
Deferred income tax liability...................................       950         --
Other liabilities (includes $61 and $26, respectively, relating
  to variable interest entities)................................    35,113     33,690
Separate account liabilities....................................    97,829     80,377
                                                                  --------   --------
     Total liabilities..........................................   353,892    325,488
                                                                  --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
  Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
     both December 31, 2010 and 2009............................         5          5
  Additional paid-in capital....................................    14,445     14,438
  Retained earnings.............................................     6,001      4,817
  Accumulated other comprehensive income (loss).................       916     (2,082)
                                                                  --------   --------
     Total Metropolitan Life Insurance Company stockholder's
       equity...................................................    21,367     17,178
Noncontrolling interests........................................       148        291
                                                                  --------   --------
     Total equity...............................................    21,515     17,469
                                                                  --------   --------
     Total liabilities and equity...............................  $375,407   $342,957
                                                                  ========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                           2010      2009      2008
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,519   $18,629   $18,444
Universal life and investment-type product policy
  fees.................................................    2,075     2,067     2,285
Net investment income..................................   11,605    10,189    11,114
Other revenues.........................................    1,725     1,739     1,882
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities........................................     (510)   (1,521)     (787)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive
     income (loss).....................................      150       623        --
  Other net investment gains (losses)..................      190      (769)     (742)
                                                         -------   -------   -------
     Total net investment gains (losses)...............     (170)   (1,667)   (1,529)
  Net derivative gains (losses)........................     (266)   (4,428)    5,001
                                                         -------   -------   -------
       Total revenues..................................   33,488    26,529    37,197
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,707    20,662    20,699
Interest credited to policyholder account balances.....    2,523     2,669     3,181
Policyholder dividends.................................    1,443     1,612     1,716
Other expenses.........................................    6,259     6,009     6,578
                                                         -------   -------   -------
       Total expenses..................................   30,932    30,952    32,174
                                                         -------   -------   -------
Income (loss) from continuing operations before
  provision for income tax.............................    2,556    (4,423)    5,023
Provision for income tax expense (benefit).............      782    (1,890)    1,650
                                                         -------   -------   -------
Income (loss) from continuing operations, net of income
  tax..................................................    1,774    (2,533)    3,373
Income (loss) from discontinued operations, net of
  income tax...........................................       18        11      (189)
                                                         -------   -------   -------
Net income (loss)......................................    1,792    (2,522)    3,184
Less: Net income (loss) attributable to noncontrolling
  interests............................................       (3)       (5)       97
                                                         -------   -------   -------
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................  $ 1,795   $(2,517)  $ 3,087
                                                         =======   =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2010

                                  (IN MILLIONS)


                                                                           ACCUMULATED OTHER
                                                                      COMPREHENSIVE INCOME (LOSS)
                                                         ----------------------------------------------------
                                                                                                                    TOTAL
                                                                                                                METROPOLITAN
                                                               NET                      FOREIGN      DEFINED   LIFE INSURANCE
                                   ADDITIONAL              UNREALIZED    OTHER-THAN-    CURRENCY     BENEFIT       COMPANY
                           COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS     STOCKHOLDER'S
                            STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT      EQUITY
                           ------  ----------  --------  --------------  -----------  -----------  ----------  --------------
Balance at December 31,
  2009...................    $5      $14,438    $4,817       $ (265)        $(341)        $ 51       $(1,527)      $17,178
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                           30                                                                  30
                             --      -------    ------       ------         -----         ----       -------       -------
Balance at January 1,
  2010...................     5       14,438     4,847         (265)         (341)          51        (1,527)       17,208
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                          (10)          10                                                     --
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                  3                                                                             3
Excess tax benefits
  related to stock-based
  compensation...........                  4                                                                             4
Dividends on common
  stock..................                         (631)                                                               (631)
Change in equity of
  noncontrolling
  interests..............
Comprehensive income
  (loss):
  Net income (loss)......                        1,795                                                               1,795
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                                       118                                                    118
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....                                     2,701            87                                    2,788
     Foreign currency
       translation
       adjustments, net
       of income tax.....                                                                  (16)                        (16)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                                                                                 98            98
                                                                                                                   -------
       Other
          comprehensive
          income (loss)..                                                                                            2,988
                                                                                                                   -------
  Comprehensive income
     (loss)..............                                                                                            4,783
                             --      -------    ------       ------         -----         ----       -------       -------
Balance at December 31,
  2010...................    $5      $14,445    $6,001       $2,564         $(254)        $ 35       $(1,429)      $21,367
                             ==      =======    ======       ======         =====         ====       =======       =======

                           NONCONTROLLING   TOTAL
                              INTERESTS     EQUITY
                           --------------  -------
Balance at December 31,
  2009...................       $ 291      $17,469
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                       30
                                -----      -------
Balance at January 1,
  2010...................         291       17,499
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                       --
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                        3
Excess tax benefits
  related to stock-based
  compensation...........                        4
Dividends on common
  stock..................                     (631)
Change in equity of
  noncontrolling
  interests..............        (146)        (146)
Comprehensive income
  (loss):
  Net income (loss)......          (3)       1,792
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                      118
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....           6        2,794
     Foreign currency
       translation
       adjustments, net
       of income tax.....                      (16)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                       98
                                -----      -------
       Other
          comprehensive
          income (loss)..           6        2,994
                                -----      -------
  Comprehensive income
     (loss)..............           3        4,786
                                -----      -------
Balance at December 31,
  2010...................       $ 148      $21,515
                                =====      =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                  CONSOLIDATED STATEMENTS OF EQUITY (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  (IN MILLIONS)


                                                                                            ACCUMULATED OTHER
                                                                                       COMPREHENSIVE INCOME (LOSS)
                                                                          ----------------------------------------------------
                                                                                NET                      FOREIGN      DEFINED
                                                    ADDITIONAL              UNREALIZED    OTHER-THAN-    CURRENCY     BENEFIT
                                            COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT
                                            ------  ----------  --------  --------------  -----------  -----------  ----------
Balance at December 31, 2008..............    $5      $14,437    $ 7,298      $(7,701)       $  --         $143       $(1,437)
Cumulative effect of change in accounting
  principle, net of income tax (Note 1)...                            36                       (36)
  Capital contributions from MetLife, Inc.
     (Note 15)............................                  3
  Excess tax liabilities related to stock-
     based compensation...................                 (2)
  Change in equity of noncontrolling
     interests............................
Comprehensive income (loss):
  Net income (loss).......................                        (2,517)
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                       (162)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      7,598         (305)
     Foreign currency translation
       adjustments, net of income tax.....                                                                  (92)
     Defined benefit plans adjustment, net
       of income tax......................                                                                                (90)
     Other comprehensive income (loss)....
  Comprehensive income (loss).............
                                              --      -------    -------      -------        -----         ----       -------
Balance at December 31, 2009..............    $5      $14,438    $ 4,817      $  (265)       $(341)        $ 51       $(1,527)
                                              ==      =======    =======      =======        =====         ====       =======

                                                 TOTAL
                                             METROPOLITAN
                                            LIFE INSURANCE
                                                COMPANY
                                             STOCKHOLDER'S  NONCONTROLLING   TOTAL
                                                EQUITY         INTERESTS     EQUITY
                                            --------------  --------------  -------
Balance at December 31, 2008..............      $12,745          $ 83       $12,828
Cumulative effect of change in accounting
  principle, net of income tax (Note 1)...           --                          --
  Capital contributions from MetLife, Inc.
     (Note 15)............................            3                           3
  Excess tax liabilities related to stock-
     based compensation...................           (2)                         (2)
  Change in equity of noncontrolling
     interests............................                        218           218
Comprehensive income (loss):
  Net income (loss).......................       (2,517)           (5)       (2,522)
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................         (162)                       (162)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................        7,293            (5)        7,288
     Foreign currency translation
       adjustments, net of income tax.....          (92)                        (92)
     Defined benefit plans adjustment, net
       of income tax......................          (90)                        (90)
                                                -------          ----       -------
     Other comprehensive income (loss)....        6,949            (5)        6,944
                                                -------          ----       -------
  Comprehensive income (loss).............        4,432           (10)        4,422
                                                -------          ----       -------
Balance at December 31, 2009..............      $17,178          $291       $17,469
                                                =======          ====       =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                  (IN MILLIONS)


                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                           ---------------------------------------
                                                                                                                         TOTAL
                                                                                                                     METROPOLITAN
                                                                                 NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                     ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                             COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                              STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                             ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2007...............    $5      $14,426    $ 5,529      $ 1,342        $ 283       $  (284)     $ 21,301
Treasury stock transactions, net -- by
  subsidiary...............................                (11)                                                             (11)
Capital contributions from MetLife, Inc.
  (Note 15)................................                 13                                                               13
Excess tax benefits related to stock-based
  compensation.............................                  9                                                                9
Dividends of interest in subsidiary (Note
  2).......................................                        (1,318)                                               (1,318)
Dividends on subsidiary common stock.......
Change in equity of noncontrolling
  interests................................
Comprehensive income (loss):
  Net income (loss)........................                         3,087                                                 3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                        272                                      272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................                                     (9,315)                                  (9,315)
     Foreign currency translation
       adjustments, net of income tax......                                                    (140)                       (140)
     Defined benefit plans adjustment, net
       of income tax.......................                                                                (1,153)       (1,153)
                                                                                                                       --------
     Other comprehensive income (loss).....                                                                             (10,336)
                                                                                                                       --------
  Comprehensive income (loss)..............                                                                              (7,249)
                                               --      -------    -------      -------        -----       -------      --------
Balance at December 31, 2008...............    $5      $14,437    $ 7,298      $(7,701)       $ 143       $(1,437)     $ 12,745
                                               ==      =======    =======      =======        =====       =======      ========

                                             NONCONTROLLING INTERESTS
                                             ------------------------
                                             DISCONTINUED  CONTINUING    TOTAL
                                              OPERATIONS   OPERATIONS   EQUITY
                                             ------------  ----------  --------
Balance at December 31, 2007...............     $ 1,534       $162     $ 22,997
Treasury stock transactions, net -- by
  subsidiary...............................                                 (11)
Capital contributions from MetLife, Inc.
  (Note 15)................................                                  13
Excess tax benefits related to stock-based
  compensation.............................                                   9
Dividends of interest in subsidiary (Note
  2).......................................                              (1,318)
Dividends on subsidiary common stock.......          34                      34
Change in equity of noncontrolling
  interests................................      (1,409)       (82)      (1,491)
Comprehensive income (loss):
  Net income (loss)........................          94          3        3,184
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                 272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................        (150)                 (9,465)
     Foreign currency translation
       adjustments, net of income tax......        (107)                   (247)
     Defined benefit plans adjustment, net
       of income tax.......................           4                  (1,149)
                                                -------       ----     --------
     Other comprehensive income (loss).....        (253)        --      (10,589)
                                                -------       ----     --------
  Comprehensive income (loss)..............        (159)         3       (7,405)
                                                -------       ----     --------
Balance at December 31, 2008...............     $    --       $ 83     $ 12,828
                                                =======       ====     ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                              2010       2009       2008
                                                            --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $  1,792   $ (2,522)  $  3,184
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
  Depreciation and amortization expenses..................       394        381        258
  Amortization of premiums and accretion of discounts
     associated with investments, net.....................      (709)      (715)      (660)
  (Gains) losses on investments and derivatives and from
     sales of businesses, net.............................       380      6,081     (2,868)
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership interests.....      (270)       716        524
  Interest credited to policyholder account balances......     2,523      2,669      3,289
  Universal life and investment-type product policy fees..    (2,075)    (2,067)    (2,285)
  Change in trading and other securities..................       (14)      (165)        74
  Change in accrued investment income.....................      (117)        14        316
  Change in premiums, reinsurance and other receivables...      (377)      (507)    (1,734)
  Change in deferred policy acquisition costs, net........       147       (441)      (100)
  Change in income tax recoverable (payable)..............       735     (2,340)       630
  Change in other assets..................................       283        (10)     2,828
  Change in insurance-related liabilities and policy-
     related balances.....................................     2,469      2,582      5,117
  Change in other liabilities.............................       684      3,330      1,730
  Other, net..............................................       266         85        161
                                                            --------   --------   --------
Net cash provided by operating activities.................     6,111      7,091     10,464
                                                            --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities............................    49,828     41,437     68,089
     Equity securities....................................       520      1,030      2,140
     Mortgage loans.......................................     4,853      4,589      5,238
     Real estate and real estate joint ventures...........       241         30        159
     Other limited partnership interests..................       383        751        404
  Purchases of:
     Fixed maturity securities............................   (57,961)   (51,066)   (56,251)
     Equity securities....................................      (157)      (544)    (1,094)
     Mortgage loans.......................................    (5,820)    (3,231)    (8,819)
     Real estate and real estate joint ventures...........      (539)      (318)    (1,071)
     Other limited partnership interests..................      (614)      (585)    (1,163)
  Cash received in connection with freestanding
     derivatives..........................................       712      1,801      5,448
  Cash paid in connection with freestanding derivatives...      (920)    (1,748)    (5,420)
  Sales of businesses.....................................        --         --         (4)
  Dividend of subsidiary..................................        --         --       (270)
  Net change in policy loans..............................      (171)      (218)      (193)
  Net change in short-term investments....................       841      4,268     (6,967)
  Net change in other invested assets.....................       142       (740)    (1,859)
  Net change in property, equipment and leasehold
     improvements.........................................      (138)      (109)      (171)
  Other, net..............................................        (7)         1         --
                                                            --------   --------   --------
Net cash used in investing activities.....................  $ (8,807)  $ (4,652)  $ (1,804)
                                                            --------   --------   --------


        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                              2010       2009       2008
                                                            --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 44,481   $ 51,313   $ 58,338
     Withdrawals..........................................   (43,381)   (57,182)   (48,818)
  Net change in payables for collateral under securities
     loaned and other transactions........................     2,352     (3,987)   (10,303)
  Net change in short-term debt...........................      (217)       (95)        57
  Long-term debt issued...................................       188      1,205         27
  Long-term debt repaid...................................      (324)      (737)       (21)
  Dividends on common stock...............................      (232)        --         --
  Other, net..............................................       (33)       112          8
                                                            --------   --------   --------
Net cash provided by (used in) financing activities.......     2,834     (9,371)      (712)
                                                            --------   --------   --------
Change in cash and cash equivalents.......................       138     (6,932)     7,948
Cash and cash equivalents, beginning of year..............     3,347     10,279      2,331
                                                            --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  3,485   $  3,347   $ 10,279
                                                            ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $     --   $     --   $    404
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $     --   $     --   $     --
                                                            ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $  3,347   $ 10,279   $  1,927
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $  3,485   $  3,347   $ 10,279
                                                            ========   ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Net cash paid during the year for:
     Interest.............................................  $    217   $    166   $    268
                                                            ========   ========   ========
     Income tax...........................................  $    183   $    285   $    494
                                                            ========   ========   ========
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed....................................  $     --   $     --   $ 22,135
       Liabilities disposed...............................        --         --    (20,689)
                                                            --------   --------   --------
       Net assets disposed................................        --         --      1,446
       Cash disposed......................................        --         --        270
       Dividend of interests in subsidiary................        --         --     (1,318)
                                                            --------   --------   --------
       Loss on dividend of interests in subsidiary........  $     --   $     --   $    398
                                                            ========   ========   ========
  Purchase money mortgage loans on sales of real estate
     joint ventures.......................................  $      2   $     93   $     --
                                                            ========   ========   ========
  Fixed maturity securities received in connection with
     insurance contract commutation.......................  $     --   $     --   $    115
                                                            ========   ========   ========
  Capital contribution from MetLife, Inc. ................  $      3   $      3   $     13
                                                            ========   ========   ========
  Dividends to MetLife, Inc. .............................  $    399   $     --   $     --
                                                            ========   ========   ========
  Real estate and real estate joint ventures acquired in
     satisfaction of debt.................................  $     58   $    209   $     --
                                                            ========   ========   ========
  Issuance of secured demand note collateral agreement....  $     --   $     --   $     25
                                                            ========   ========   ========
  Long-term debt issued to MetLife, Inc. in exchange for
     fixed maturity securities............................  $     --   $    300   $     --
                                                            ========   ========   ========





        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

     Certain amounts in the prior years consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include:

     - Reclassification from other net investment gains (losses) of ($4,428) million and $5,001 million to net derivative gains (losses) in the consolidated statements of operations for the years ended December 31, 2009 and 2008, respectively;

     - Reclassification from net change in other invested assets of $1,801 million and $5,448 million to cash received in connection with freestanding derivatives and ($1,748) million and ($5,420) million to cash paid in connection with freestanding derivatives, all within cash flows from investing activities, in the consolidated statements of cash flows for the years ended December 31, 2009 and 2008, respectively; and

     - Realignment that affected assets, liabilities and results of operations on a segment basis with no impact to the consolidated results. See Note 17.

     See Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of an asset, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     In addition, the Company elected the fair value option ("FVO") for certain of its financial instruments to better match measurement of assets and liabilities in the consolidated statements of operations.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     The accounting policies for the Company's principal investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings. The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

     (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

     (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

     (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the FVO has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") (former qualifying special purpose entities ("QSPEs")) with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, generally cash, in an amount at least equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: (1) commercial, (2) agricultural, and (3) residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

               Commercial, Agricultural and Residential Mortgage
          Loans -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

               Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

               Commercial and Agricultural Mortgage Loans -- All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

               For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

               For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

               Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

               In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

               For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage loans held-for-sale are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. The amount by which amortized cost exceeds estimated fair value, less expected disposition costs, is recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, investments in insurance enterprise joint ventures, tax credit partnerships, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates, some of which are regulated, are carried at amortized cost and are used by the affiliates to assist in meeting their capital requirements.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

     Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Mortgage loans held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

     For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.6 billion and $1.5 billion at December 31, 2010 and 2009, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $898 million and $804 million at December 31, 2010 and 2009, respectively. Related depreciation and amortization expense was $111 million for each of the years ended December 31, 2010, 2009 and 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.5 billion and $1.3 billion at December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $1,106 million and $983 million at December 31, 2010 and 2009, respectively. Related amortization expense was $132 million, $125 million and $117 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  Deferred Policy Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

     The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

     The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

     During the 2010 impairment tests of goodwill, the Company concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 7 for further consideration of goodwill impairment testing during 2010.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2010 and 2009. Participating policies represented approximately 32%, 33% and 32% of gross life insurance premiums for the years ended December 31, 2010, 2009 and 2008, respectively.

     Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins for non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guaranteed minimum benefits may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 12 ) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting periods ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective July 1, 2010, the Company adopted new guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

     As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income
(loss) as of July 1, 2010.

     Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a QSPE, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected the FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

     In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

     Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's nonperformance risk in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's nonperformance risk adjustment in the valuation of embedded derivatives associated with annuity contracts may

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

     In February 2007, the Financial Accounting Standards Board ("FASB") issued guidance related to the FVO for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The FVO is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the FVO for any instruments.

     The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company prospectively adopted guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In December 2010, the FASB issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (Accounting Standards Update ("ASU") 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

     In December 2010, the FASB issued new guidance regarding goodwill impairment testing (ASU 2010-28, Intangibles -- Goodwill and Other (Topic 350):
When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts). This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

     On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

  2008 DISPOSITION

     In September 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they were classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The equity securities have been recorded at fair value at each subsequent reporting date. The Company agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA. On February 15, 2011, the Company sold to RGA such remaining shares.

     The impact of the disposition of the Company's investment in RGA was reflected in the Company's consolidated financial statements as discontinued operations. See Note 18.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                                  DECEMBER 31, 2010
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 50,764  $3,322    $  959   $ --   $ 53,127   33.3%
Foreign corporate securities..................     28,841   2,218       492     --     30,567   19.2
RMBS..........................................     29,548   1,244       569    319     29,904   18.7
U.S. Treasury, agency and government
  guaranteed securities (1)...................     20,154   1,190       367     --     20,977   13.1
CMBS..........................................      9,401     484       174     10      9,701    6.1
ABS...........................................      7,514     159       365     90      7,218    4.5
State and political subdivision securities....      4,693      86       195     --      4,584    2.9
Foreign government securities.................      2,793     682        18     --      3,457    2.2
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $153,708  $9,385    $3,139   $419   $159,535  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $    937  $   42    $    7   $ --   $    972   53.4%
Non-redeemable preferred stock (2)............        961      52       164     --        849   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  1,898  $   94    $  171   $ --   $  1,821  100.0%
                                                 ========  ======    ======   ====   ========  =====




                                                                  DECEMBER 31, 2009
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 48,650  $2,179    $1,752   $  9   $ 49,068   33.9%
Foreign corporate securities..................     24,367   1,469       836      3     24,997   17.3
RMBS..........................................     31,810     899     1,303    421     30,985   21.4
U.S. Treasury, agency and government
  guaranteed securities (1)...................     16,399     681       678     --     16,402   11.3
CMBS..........................................     11,393     124       746     --     10,771    7.5
ABS...........................................      7,892     102       682    141      7,171    5.0
State and political subdivision securities....      2,827      53       146     --      2,734    1.9
Foreign government securities.................      2,101     467        47     --      2,521    1.7
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $145,439  $5,974    $6,190   $574   $144,649  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $  1,076  $   58    $    4   $ --   $  1,130   53.4%
Non-redeemable preferred stock (2)............      1,115      54       183     --        986   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  2,191  $  112    $  187   $ --   $  2,116  100.0%
                                                 ========  ======    ======   ====   ========  =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The Company has classified within the U.S. Treasury, agency and government guaranteed securities caption certain corporate fixed maturity securities issued by U.S. financial institutions that were guaranteed by the Federal Deposit Insurance Corporation ("FDIC") pursuant to the FDIC's Temporary Liquidity Guarantee Program of $23 million and $51 million at estimated fair value at December 31, 2010 and 2009, respectively, with an unrealized gain of less than $1 million at both December 31, 2010 and 2009.

   (2) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2010        2009
                              CLASSIFICATION                                ---------   ---------
-------------------------------------------------------------------------   ESTIMATED   ESTIMATED
CONSOLIDATED BALANCE                                                           FAIR        FAIR
SHEETS                        SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
--------------------      --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                 $  667      $  699
                          Non-redeemable         U.S. financial
Equity securities         preferred stock        institutions                 $   84      $  191
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                 $1,304      $1,785
Fixed maturity            U.S. corporate         U.S. financial
  securities              securities             institutions                 $   11      $   38


--------

   (3) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $1,796 million and $1,769 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. and foreign corporate securities sectors within fixed maturity securities.

   (4) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately-held equity securities were $789 million and $810 million at estimated fair value at December 31, 2010 and 2009, respectively.

     The Company held foreign currency derivatives with notional amounts of $8.3 billion and $7.5 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below held by Metropolitan Life Insurance Company and its domestic insurance subsidiaries. Non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, CMBS and all other ABS held by Metropolitan Life Insurance Company and its domestic insurance subsidiaries, are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2009 for non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, and December 31, 2010 for CMBS and the remaining ABS (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC
1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Below investment grade or non-rated fixed maturity securities:
  Estimated fair value........................................  $15,214   $13,438
  Net unrealized gain (loss)..................................  $  (553)  $(1,804)
Non-income producing fixed maturity securities:
  Estimated fair value........................................  $    55   $   120
  Net unrealized gain (loss)..................................  $   (13)  $   (12)


     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than certain U.S. government securities. The Company's holdings in U.S. Treasury, agency and government guaranteed fixed maturity securities at estimated fair value were $21.0 billion and $16.4 billion at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector, U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities
     (1)..........................................   $30,567     36.5%   $24,997     33.7%
U.S. corporate fixed maturity securities -- by
  industry:
  Industrial......................................    14,059     16.8     12,339     16.6
  Consumer........................................    12,776     15.3     11,456     15.5
  Utility.........................................    11,902     14.2     10,372     14.0
  Finance.........................................     7,838      9.4      8,658     11.7
  Communications..................................     4,375      5.2      4,273      5.8
  Other...........................................     2,177      2.6      1,970      2.7
                                                     -------    -----    -------    -----
     Total........................................   $83,694    100.0%   $74,065    100.0%
                                                     =======    =====    =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2010                      2009
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........    $  672        0.3%        $  753        0.3%
  Holdings in ten issuers with the largest
     exposures...............................    $4,812        2.1%        $5,363        2.5%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
By security type:
  Collateralized mortgage obligations.............   $15,304     51.2%   $17,051     55.0%
  Pass-through securities.........................    14,600     48.8     13,934     45.0
                                                     -------    -----    -------    -----
     Total RMBS...................................   $29,904    100.0%   $30,985    100.0%
                                                     =======    =====    =======    =====
By risk profile:
  Agency..........................................   $22,525     75.3%   $23,415     75.6%
  Prime...........................................     4,074     13.6      4,613     14.9
  Alternative residential mortgage loans..........     3,305     11.1      2,957      9.5
                                                     -------    -----    -------    -----
     Total RMBS...................................   $29,904    100.0%   $30,985    100.0%
                                                     =======    =====    =======    =====
Portion rated Aaa/AAA.............................   $23,934     80.0%   $25,316     81.7%
                                                     =======    =====    =======    =====
Portion rated NAIC 1..............................   $26,162     87.5%   $27,305     88.1%
                                                     =======    =====    =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most creditworthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Included within Alt-A RMBS are resecuritization of real estate mortgage investment conduit ("Re-REMIC") securities. Re-REMIC Alt-A RMBS involve the pooling of previous issues of Alt-A RMBS and restructuring the combined pools to create new senior and subordinated securities. The credit enhancement on the senior tranches is improved through the resecuritization. The Company's holdings are in senior tranches with significant credit enhancement.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
VINTAGE YEAR:
2004 & Prior......................................    $   71      2.1%    $   79      2.7%
2005..............................................     1,074     32.5        948     32.0
2006..............................................       796     24.1        619     20.9
2007..............................................       654     19.8        543     18.4
2008..............................................         7      0.2         --       --
2009 (1)..........................................       671     20.3        768     26.0
2010 (1)..........................................        32      1.0         --       --
                                                      ------    -----     ------    -----
Total.............................................    $3,305    100.0%    $2,957    100.0%
                                                      ======    =====     ======    =====



--------

   (1) All of the Company's Alt-A RMBS holdings in the 2009 and 2010 vintage years are Re-REMIC Alt-A RMBS that were purchased in 2009 and 2010 and are comprised of original issue vintage year 2005 through 2007 Alt-A RMBS. All of the Company's Re-REMIC Alt-A RMBS holdings are NAIC 1 rated.

                                                                DECEMBER 31,
                                                      -------------------------------
                                                           2010             2009
                                                      --------------   --------------
                                                                % OF             % OF
                                                      AMOUNT   TOTAL   AMOUNT   TOTAL
                                                      ------   -----   ------   -----
                                                                (IN MILLIONS)
Net unrealized gain (loss)..........................   $(408)           $(821)
Rated Aa/AA or better...............................            19.7%            35.0%
Rated NAIC 1........................................            47.2%            36.7%
Distribution of holdings -- at estimated fair
  value -- by collateral type:
  Fixed rate mortgage loans collateral..............            91.6%            90.4%
  Hybrid adjustable rate mortgage loans collateral..             8.4              9.6
                                                               -----            -----
     Total Alt-A RMBS...............................           100.0%           100.0%
                                                               =====            =====



     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $9.7 billion and $10.8 billion at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities at December 31, 2010 or 2009. The Company held commercial real estate collateralized debt obligations securities of $36 million and $39 million at estimated fair value at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of CMBS by rating agency designation and by vintage year at:

                                                                  DECEMBER 31, 2010
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                    BELOW
                                                                                                                  INVESTMENT
                            AAA                   AA                     A                    BAA                   GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                              ESTIMATED             ESTIMATED             ESTIMATED             ESTIMATED                ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $3,585     $3,736      $183       $185       $122       $119       $ 29       $ 27       $  7          $  6
2004.............     1,345      1,451        68         67         34         30          8          8         70            49
2005.............     1,867      2,003        38         32         48         41         36         25         --            --
2006.............       968      1,031        75         74         19         19         36         35         71            61
2007.............       479        448       224        176         16         15         63         53         10            10
2008 to 2010.....        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $8,244     $8,669      $588       $534       $239       $224       $172       $148       $158          $126
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution...                 89.4%                 5.5%                  2.3%                  1.5%                     1.3%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2010
                   --------------------
                           TOTAL
                   --------------------
                              ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....    $3,926     $4,073
2004.............     1,525      1,605
2005.............     1,989      2,101
2006.............     1,169      1,220
2007.............       792        702
2008 to 2010.....        --         --
                     ------     ------
  Total..........    $9,401     $9,701
                     ======     ======
Ratings
  Distribution...                100.0%
                                ======



     The December 31, 2010 table reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC.

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                    BELOW
                                                                                                                  INVESTMENT
                            AAA                   AA                     A                    BAA                   GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                              ESTIMATED             ESTIMATED             ESTIMATED             ESTIMATED                ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $4,421     $4,480      $331       $308       $132       $113       $ 22       $ 18       $ --          $ --
2004.............     1,633      1,645       108         91         70         43         20         15         58            45
2005.............     2,138      2,064       125         94         33         28         35         21         21            19
2006.............       705        656        97         84        332        284        149        106         96            37
2007.............       410        294         7          6        247        189        193        124         10             7
2008 to 2009.....        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $9,307     $9,139      $668       $583       $814       $657       $419       $284       $185          $108
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution...                 84.9%                 5.4%                  6.1%                  2.6%                     1.0%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                              ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....   $ 4,906    $ 4,919
2004.............     1,889      1,839
2005.............     2,352      2,226
2006.............     1,379      1,167
2007.............       867        620
2008 to 2009.....        --         --
                    -------    -------
  Total..........   $11,393    $10,771
                    =======    =======
Ratings
  Distribution...                100.0%
                               =======



     The December 31, 2009 table reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

     The NAIC rating distribution of the Company's holdings of CMBS was as follows at:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
NAIC 1.............................................................  96.8%  96.3%
NAIC 2.............................................................   2.8%   0.1%
NAIC 3.............................................................   0.3%   2.7%
NAIC 4.............................................................   0.1%   0.9%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $7.2 billion at estimated fair value at both December 31, 2010 and 2009. The Company's ABS are diversified both by collateral type and by issuer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the collateral type and certain other information about ABS held by the Company at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By collateral type:
  Credit card loans...............................    $3,259     45.2%    $3,706     51.7%
  Student loans...................................     1,028     14.2        882     12.3
  RMBS backed by sub-prime mortgage loans.........       775     10.7        710      9.9
  Automobile loans................................       353      4.9        619      8.6
  Other loans.....................................     1,803     25.0      1,254     17.5
                                                      ------    -----     ------    -----
       Total......................................    $7,218    100.0%    $7,171    100.0%
                                                      ======    =====     ======    =====
Portion rated Aaa/AAA.............................    $5,000     69.3%    $4,947     69.0%
                                                      ======    =====     ======    =====
Portion rated NAIC 1..............................    $6,436     89.2%    $6,155     85.8%
                                                      ======    =====     ======    =====



     The Company had ABS supported by sub-prime mortgage loans with estimated fair values of $775 million and $710 million and unrealized losses of $217 million and $381 million at December 31, 2010 and 2009, respectively. Approximately 49% of this portfolio was rated Aa or better, of which 82% was in vintage year 2005 and prior at December 31, 2010. Approximately 59% of this portfolio was rated Aa or better, of which 88% was in vintage year 2005 and prior at December 31, 2009. These older vintages from 2005 and prior benefit from better underwriting, improved enhancement levels and higher residential property price appreciation. Approximately 62% and 67% of this portfolio was rated NAIC 2 or better at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2010 and 2009.

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                                DECEMBER 31,
                                               ---------------------------------------------
                                                        2010                    2009
                                               ---------------------   ---------------------
                                                           ESTIMATED               ESTIMATED
                                               AMORTIZED      FAIR     AMORTIZED      FAIR
                                                  COST       VALUE        COST       VALUE
                                               ---------   ---------   ---------   ---------
                                                               (IN MILLIONS)
Due in one year or less......................   $  3,974    $  4,052    $  3,927    $  3,987
Due after one year through five years........     25,910      27,017      22,001      22,733
Due after five years through ten years.......     31,060      33,543      25,114      25,974
Due after ten years..........................     46,301      48,100      43,302      43,028
                                                --------    --------    --------    --------
  Subtotal...................................    107,245     112,712      94,344      95,722
RMBS, CMBS and ABS...........................     46,463      46,823      51,095      48,927
                                                --------    --------    --------    --------
     Total fixed maturity securities.........   $153,708    $159,535    $145,439    $144,649
                                                ========    ========    ========    ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2010     2009     2008
                                                             -------   -----   --------
                                                                    (IN MILLIONS)
Fixed maturity securities..................................  $ 6,189   $(216)  $(13,199)
Fixed maturity securities with noncredit OTTI losses in
  accumulated other comprehensive income (loss)............     (419)   (574)        --
                                                             -------   -----   --------
  Total fixed maturity securities..........................    5,770    (790)   (13,199)
Equity securities..........................................      (66)    (75)      (633)
Derivatives................................................       90    (156)        14
Short-term investments.....................................      (13)    (23)        --
Other......................................................       48      52         56
                                                             -------   -----   --------
     Subtotal..............................................    5,829    (992)   (13,762)
                                                             -------   -----   --------
Amounts allocated from:
  Insurance liability loss recognition.....................     (426)     --         (1)
  DAC and VOBA related to noncredit OTTI losses recognized
     in accumulated other comprehensive income (loss)......       27      49         --
  DAC and VOBA.............................................     (999)      6      2,000
  Policyholder dividend obligation.........................     (876)     --         --
                                                             -------   -----   --------
     Subtotal..............................................   (2,274)     55      1,999
Deferred income tax benefit (expense) related to noncredit
  OTTI losses recognized in accumulated other comprehensive
  income (loss)............................................      138     184         --
Deferred income tax benefit (expense)......................   (1,382)    142      4,062
                                                             -------   -----   --------
Net unrealized investment gains (losses)...................    2,311    (611)    (7,701)
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................       (1)      5         --
                                                             -------   -----   --------
Net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company......................  $ 2,310   $(606)  $ (7,701)
                                                             =======   =====   ========



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($419) million at December 31, 2010, includes ($574) million recognized prior to January 1,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, ($150) million (($148) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2010, $87 million related to securities sold during the year ended December 31, 2010 for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income
(loss) and $218 million of subsequent increases in estimated fair value during the year ended December 31, 2010 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($574) million at December 31, 2009, includes ($59) million related to the transition adjustment recorded in 2009 upon the adoption of guidance on the recognition and presentation of OTTI, ($623) million (($566) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2009 (as more fully described in Note
1), $8 million related to securities sold during the year ended December 31, 2009 for which a noncredit OTTI loss was previously recognized in accumulated comprehensive income (loss) and $100 million of subsequent increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2010     2009     2008
                                                             -------  -------  --------
                                                                      (IN MILLIONS)
Balance, beginning of period...............................  $  (606) $(7,701) $  1,342
Cumulative effect of change in accounting principles, net
  of income tax............................................       10      (36)       --
Fixed maturity securities on which noncredit OTTI losses
  have been recognized.....................................      155     (515)       --
Unrealized investment gains (losses) during the year.......    6,650   13,344   (17,624)
Unrealized investment losses of subsidiary at the date of
  dividend of interests....................................       --       --       106
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition..............     (426)       1       365
  DAC and VOBA on which noncredit OTTI losses recognized in
     other comprehensive income (loss).....................      (22)      45        --
  DAC and VOBA.............................................   (1,005)  (1,994)    2,438
  DAC and VOBA of subsidiary at date of dividend of
     interests.............................................       --       --       (18)
  Policyholder dividend obligation.........................     (876)      --       789
  Deferred income tax benefit (expense) related to
     noncredit OTTI losses recognized in other accumulated
     comprehensive income (loss)...........................      (46)     165        --
  Deferred income tax benefit (expense)....................   (1,518)  (3,920)    4,797
  Deferred income tax benefit (expense) of subsidiary at
     the date of dividend of interests.....................       --       --       (46)
                                                             -------  -------  --------
Net unrealized investment gains (losses)...................    2,316     (611)   (7,851)
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................       (6)       5        --
Net unrealized investment gains (losses) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests....................................       --       --       150
                                                             -------  -------  --------
Balance, end of period.....................................  $ 2,310  $  (606) $ (7,701)
                                                             =======  =======  ========
Change in net unrealized investment gains (losses).........  $ 2,922  $ 7,090  $ (9,193)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests.................       (6)       5        --
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of
     subsidiary at date of dividend of interests...........       --       --       150
                                                             -------  -------  --------
Change in net unrealized investment gains (losses)
  attributable to Metropolitan Life Insurance Company......  $ 2,916  $ 7,095  $ (9,043)
                                                             =======  =======  ========



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2010
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,997      $197      $ 5,234     $  762     $11,231     $  959
Foreign corporate securities............     3,692       125        2,662        367       6,354        492
RMBS....................................     3,949       120        4,537        768       8,486        888
U.S. Treasury, agency and government
  guaranteed securities.................     8,553       367           --         --       8,553        367
CMBS....................................       236         2          965        182       1,201        184
ABS.....................................     1,015        18        1,810        437       2,825        455
State and political subdivision
  securities............................     2,412       117          234         78       2,646        195
Foreign government securities...........       231         7           94         11         325         18
                                           -------      ----      -------     ------     -------     ------
  Total fixed maturity securities.......   $26,085      $953      $15,536     $2,605     $41,621     $3,558
                                           =======      ====      =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    29      $  7      $    --     $   --     $    29     $    7
Non-redeemable preferred stock..........        52         3          558        161         610        164
                                           -------      ----      -------     ------     -------     ------
  Total equity securities...............   $    81      $ 10      $   558     $  161     $   639     $  171
                                           =======      ====      =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,405                  1,151
                                           =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2009
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,592     $  270     $11,119     $1,491     $16,711     $1,761
Foreign corporate securities............     2,442         77       5,047        762       7,489        839
RMBS....................................     4,703         80       6,534      1,644      11,237      1,724
U.S. Treasury, agency and government
  guaranteed securities.................     9,089        678          --         --       9,089        678
CMBS....................................     1,291         15       3,865        731       5,156        746
ABS.....................................       826         73       3,454        750       4,280        823
State and political subdivision
  securities............................     1,236         64         272         82       1,508        146
Foreign government securities...........       171          9         171         38         342         47
                                           -------     ------     -------     ------     -------     ------
  Total fixed maturity securities.......   $25,350     $1,266     $30,462     $5,498     $55,812     $6,764
                                           =======     ======     =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    49     $    4     $     2     $   --     $    51     $    4
Non-redeemable preferred stock..........        46         29         628        154         674        183
                                           -------     ------     -------     ------     -------     ------
  Total equity securities...............   $    95     $   33     $   630     $  154     $   725     $  187
                                           =======     ======     =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,365                  2,073
                                           =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2010
                                          --------------------------------------------------------------
                                            COST OR AMORTIZED     GROSS UNREALIZED         NUMBER OF
                                                  COST                  LOSS              SECURITIES
                                          --------------------   ------------------   ------------------
                                          LESS THAN     20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%         MORE       20%       MORE       20%       MORE
                                          ---------     ------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months....................   $25,867      $  811     $  843    $  216     1,287        65
Six months or greater but less than nine
  months................................       696         275         19        75        51        24
Nine months or greater but less than
  twelve months.........................       271          35         22         8        29         6
Twelve months or greater................    13,525       3,699      1,158     1,217       823       226
                                           -------      ------     ------    ------
  Total.................................   $40,359      $4,820     $2,042    $1,516
                                           =======      ======     ======    ======
Percentage of amortized cost............                                5%       31%
                                                                   ======    ======
EQUITY SECURITIES:
Less than six months....................   $    52      $   59     $    2    $   13        23        11
Six months or greater but less than nine
  months................................        29          28          5         6         3         2
Nine months or greater but less than
  twelve months.........................        --          40         --        14         2         2
Twelve months or greater................       309         293         32        99        22        13
                                           -------      ------     ------    ------
  Total.................................   $   390      $  420     $   39    $  132
                                           =======      ======     ======    ======
Percentage of cost......................                               10%       31%
                                                                   ======    ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2009
                                         ---------------------------------------------------------------
                                           COST OR AMORTIZED      GROSS UNREALIZED         NUMBER OF
                                                  COST                  LOSS              SECURITIES
                                         ---------------------   ------------------   ------------------
                                         LESS THAN      20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                            20%          MORE       20%       MORE       20%       MORE
                                         ---------     -------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................   $22,545      $ 1,574     $  657    $  414     1,057       115
Six months or greater but less than
  nine months..........................     2,813          317        352        85        75        30
Nine months or greater but less than
  twelve months........................       713        1,161         67       356        37        55
Twelve months or greater...............    25,337        8,116      1,972     2,861     1,417       486
                                          -------      -------     ------    ------
  Total................................   $51,408      $11,168     $3,048    $3,716
                                          =======      =======     ======    ======
Percentage of amortized cost...........                                 6%       33%
                                                                   ======    ======
EQUITY SECURITIES:
Less than six months...................   $    60      $    54     $    4    $   12       166         7
Six months or greater but less than
  nine months..........................        --           --         --        --         3        --
Nine months or greater but less than
  twelve months........................         3           69         --        29         4         5
Twelve months or greater...............       389          337         47        95        30        20
                                          -------      -------     ------    ------
  Total................................   $   452      $   460     $   51    $  136
                                          =======      =======     ======    ======
Percentage of cost.....................                                11%       30%
                                                                   ======    ======



     Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from $95 million at December 31, 2009 to $99 million at December 31, 2010. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the $99 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2010 were financial services industry investment grade non-redeemable preferred stock, of which 82% were rated A or better.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of $3.7 billion and $7.0 billion at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
SECTOR:
  U.S. corporate securities........................................    26%    25%
  RMBS.............................................................    24     25
  Foreign corporate securities.....................................    13     12
  ABS..............................................................    12     12
  U.S. Treasury, agency and government guaranteed securities.......    10     10
  CMBS.............................................................     5     11
  State and political subdivision securities.......................     5      2
  Other............................................................     5      3
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Mortgage-backed..................................................    29%    36%
  Finance..........................................................    21     23
  Asset-backed.....................................................    12     12
  U.S. Treasury, agency and government guaranteed securities.......    10     10
  Utility..........................................................     6      4
  State and political subdivision securities.......................     5      2
  Consumer.........................................................     4      4
  Communications...................................................     2      2
  Industrial.......................................................     2      1
  Other............................................................     9      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities, each with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                   DECEMBER 31,
                                            ---------------------------------------------------------
                                                        2010                          2009
                                            ---------------------------   ---------------------------
                                            FIXED MATURITY     EQUITY     FIXED MATURITY     EQUITY
                                              SECURITIES     SECURITIES     SECURITIES     SECURITIES
                                            --------------   ----------   --------------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities......................          67             5             145             5
Total gross unrealized loss...............      $1,179           $75          $2,796           $70
Percentage of total gross unrealized
  loss....................................          33%           44%             41%           37%


     Fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $1.6 billion during the year ended December 31, 2010. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities and other available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2010:

                                                                   NON-REDEEMABLE PREFERRED STOCK
                                          -------------------------------------------------------------------------------
                                            ALL TYPES OF
                                           NON-REDEEMABLE
                                           PREFERRED STOCK                         INVESTMENT GRADE
                              ALL EQUITY  ----------------  -------------------------------------------------------------
                              SECURITIES             % OF          ALL INDUSTRIES           FINANCIAL SERVICES INDUSTRY
                              ----------   GROSS     ALL    ---------------------------  --------------------------------
                                 GROSS    UNREAL-   EQUITY     GROSS        % OF ALL        GROSS                   % A
                              UNREALIZED    IZED   SECURI-  UNREALIZED   NON-REDEEMABLE  UNREALIZED   % OF ALL   RATED OR
                                 LOSS       LOSS     TIES      LOSS     PREFERRED STOCK     LOSS     INDUSTRIES   BETTER
                              ----------  -------  -------  ----------  ---------------  ----------  ----------  --------
                                                                   (IN MILLIONS)
Less than six months........     $ 13       $ 11      85%      $  7            64%          $  7         100%       100%
Six months or greater but
  less than twelve months...       20         20     100%        20           100%            20         100%        65%
Twelve months or greater....       99         99     100%        99           100%            99         100%        82%
                                 ----       ----               ----                         ----
All equity securities with a
  gross unrealized loss of
  20% or more...............     $132       $130      98%      $126            97%          $126         100%        80%
                                 ====       ====               ====                         ====



     In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those companies in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

     The components of net investment gains (losses) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                            2010     2009      2008
                                                           -----   -------   -------
                                                                 (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
  Total OTTI losses recognized...........................  $(510)  $(1,521)  $  (787)
  Less: Noncredit portion of OTTI losses transferred to
     and recognized in other comprehensive income
     (loss)..............................................    150       623        --
                                                           -----   -------   -------
  Net OTTI losses on fixed maturity securities recognized
     in earnings.........................................   (360)     (898)     (787)
  Fixed maturity securities -- net gains (losses) on
     sales and disposals.................................    129        (7)     (275)
                                                           -----   -------   -------
     Total losses on fixed maturity securities...........   (231)     (905)   (1,062)
Other net investment gains (losses):
  Equity securities......................................     70      (255)      (90)
  Mortgage loans.........................................     59      (373)      (88)
  Real estate and real estate joint ventures.............    (33)     (100)      (18)
  Other limited partnership interests....................     (5)     (284)     (131)
  Other investment portfolio gains (losses)..............     36       (38)      146
                                                           -----   -------   -------
     Subtotal -- investment portfolio gains (losses).....   (104)   (1,955)   (1,243)
FVO consolidated securitization entities:
  Securities.............................................    (78)       --        --
  Long term debt -- related to securities................     48        --        --
  Other gains (losses)...................................    (36)      288      (286)
                                                           -----   -------   -------
     Subtotal FVO consolidated securitization entities
       and other gains (losses)..........................    (66)      288      (286)
                                                           -----   -------   -------
       Total net investment gains (losses)...............  $(170)  $(1,667)  $(1,529)
                                                           =====   =======   =======



     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in the table above.

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were $18 million, $317 million and ($184) million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                YEARS ENDED DECEMBER
                                 YEARS ENDED DECEMBER 31,               31,                 YEARS ENDED DECEMBER 31,
                               ---------------------------    -----------------------    -----------------------------
                                 2010      2009      2008     2010     2009     2008       2010       2009       2008
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
                                FIXED MATURITY SECURITIES        EQUITY SECURITIES                   TOTAL
                               ---------------------------    -----------------------    -----------------------------
                                                              (IN MILLIONS)
Proceeds.....................  $30,817   $24,900   $42,785    $429    $ 658    $1,888    $31,246    $25,558    $44,673
                               =======   =======   =======    ====    =====    ======    =======    =======    =======
Gross investment gains.......  $   544   $   685   $   631    $ 88    $ 118    $  412    $   632    $   803    $ 1,043
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Gross investment losses......     (415)     (692)     (906)    (11)     (90)     (223)      (426)      (782)    (1,129)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Total OTTI losses recognized
  in earnings: Credit-
  related....................     (334)     (632)     (668)     --       --        --       (334)      (632)      (668)
  Other (1)..................      (26)     (266)     (119)     (7)    (283)     (279)       (33)      (549)      (398)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
     Total OTTI losses
       recognized in
       earnings..............     (360)     (898)     (787)     (7)    (283)     (279)      (367)    (1,181)    (1,066)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Net investment gains
  (losses)...................  $  (231)  $  (905)  $(1,062)   $ 70    $(255)   $  (90)   $  (161)   $(1,160)   $(1,152)
                               =======   =======   =======    ====    =====    ======    =======    =======    =======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Sector:
U.S. and foreign corporate securities -- by industry:
  Finance..................................................  $117     $284     $361
  Consumer.................................................    20      127       71
  Communications...........................................    10      130      109
  Utility..................................................     1       81        5
  Industrial...............................................    --        9       26
  Other industries.........................................    --       27      144
                                                             ----     ----     ----
     Total U.S. and foreign corporate securities...........   148      658      716
  ABS......................................................    85       95       61
  RMBS.....................................................    68      127       --
  CMBS.....................................................    59       18       --
  Foreign government securities............................    --       --       10
                                                             ----     ----     ----
     Total.................................................  $360     $898     $787
                                                             ====     ====     ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Sector:
  Common stock............................................   $ 4      $ 55      $ 82
  Non-redeemable preferred stock..........................     3       228       197
                                                             ---      ----      ----
          Total...........................................   $ 7      $283      $279
                                                             ===      ====      ====
Industry:
  Financial services industry:
     Perpetual hybrid securities..........................   $ 3      $228      $ 38
     Common and remaining non-redeemable preferred stock..    --        25       180
                                                             ---      ----      ----
       Total financial services industry..................     3       253       218
  Other industries........................................     4        30        61
                                                             ---      ----      ----
          Total...........................................   $ 7      $283      $279
                                                             ===      ====      ====



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at the respective time period, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2010           2009
                                                              -----           ----
                                                                  (IN MILLIONS)
Balance, at January 1,......................................  $ 303           $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss) in the cumulative effect
  transition adjustment.....................................     --            110
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired.....................     91            188
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.........................     91             36
Reductions:
  Due to sales (maturities, pay downs or prepayments) during the period of securities previously credit loss OTTI
     impaired...............................................   (149)           (30)
  Due to securities impaired to net present value of
     expected future cash flows.............................     (1)            --
  Due to increases in cash flows -- accretion of previous
     credit loss OTTI.......................................     (5)            (1)
                                                              -----           ----
Balance, at December 31,....................................  $ 330           $303
                                                              =====           ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                                (IN MILLIONS)
Investment income:
Fixed maturity securities..............................  $ 8,147   $ 7,799   $ 8,830
Equity securities......................................       89       126       174
Trading and other securities -- Actively Traded
  Securities and FVO general account securities........       72       116       (21)
Mortgage loans.........................................    2,258     2,236     2,387
Policy loans...........................................      515       504       475
Real estate and real estate joint ventures.............      396      (137)      499
Other limited partnership interests....................      684       147       (92)
Cash, cash equivalents and short-term investments......       15        27       134
International joint ventures...........................       14         7        (1)
Other..................................................      111       104       202
                                                         -------   -------   -------
  Subtotal.............................................   12,301    10,929    12,587
Less: Investment expenses..............................      711       740     1,473
                                                         -------   -------   -------
  Subtotal, net........................................   11,590    10,189    11,114
                                                         -------   -------   -------
FVO consolidated securitization entities:
  Securities...........................................       15        --        --
                                                         -------   -------   -------
     Net investment income.............................  $11,605   $10,189   $11,114
                                                         =======   =======   =======



     Affiliated investment income included in the table above was $78 million, $44 million and $29 million related to fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, respectively. Affiliated investment income related to short-term investments included in the table above was less than $1 million for each of the years ended December 31, 2010 and 2009, and was $2 million for the year ended December 31, 2008. The Company provides investment administrative services to certain affiliates. Investment administrative service costs charged to these affiliates, which reduced investment expenses in the table above, were $107 million, $87 million and $67 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

     See "-- Related Party Investment Transactions" for discussion of additional affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral, generally cash, in an amount equal to 102% of the estimated fair value of the securities loaned, which is obtained at the inception of a loan and maintained at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


control. These transactions are treated as financing arrangements and the associated liability is recorded at the amount of the cash received.

     Elements of the securities lending programs are presented below at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Securities on loan:
  Amortized cost..............................................  $15,274   $13,468
  Estimated fair value........................................  $15,682   $13,523
Aging of cash collateral liability:
  Open (1)....................................................  $ 1,262   $ 1,611
  Less than thirty days.......................................    8,213     9,810
  Thirty days or greater but less than sixty days.............    3,005     1,684
  Sixty days or greater but less than ninety days.............    1,683        41
  Ninety days or greater......................................    1,818       734
                                                                -------   -------
     Total cash collateral liability..........................  $15,981   $13,880
                                                                =======   =======
Security collateral on deposit from counterparties............  $    --   $     6
                                                                =======   =======
Reinvestment portfolio -- estimated fair value................  $15,789   $13,373
                                                                =======   =======



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2010 was $1,238 million, of which $985 million were U.S. Treasury, agency and government guaranteed securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan were primarily U.S. Treasury, agency and government guaranteed securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, U.S. corporate, U.S. Treasury, agency and government guaranteed, ABS, foreign corporate and CMBS).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. Separately, the Company had $49 million and $46 million, at estimated fair value, of cash and security collateral on deposit from a counterparty to secure its interest in a pooled investment that is held by a third-party trustee, as custodian, at December 31, 2010 and 2009, respectively. This pooled investment is included within fixed maturity securities and had an estimated fair value of $49 million and $51 million at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity, equity, trading and other securities and at carrying value for mortgage loans.

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1).....................................  $ 1,491   $ 1,296
Invested assets pledged as collateral:
  Funding agreements -- FHLB of NY (2)........................   14,204    15,084
  Funding agreements -- Farmer Mac (3)........................    2,928     2,871
  Derivative transactions (4).................................      141       290
  Short sale agreements (5)...................................      465       496
                                                                -------   -------
     Total invested assets on deposit and pledged as
       collateral.............................................  $19,229   $20,037
                                                                =======   =======



--------

   (1) The Company has investment assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

   (2) The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY"). The nature of these FHLB of NY arrangements is described in Note 8.

   (3) The Company has pledged certain agricultural mortgage loans in connection with funding agreements issued to certain SPEs that have issued securities guaranteed by the Federal Agricultural Mortgage Corporation ("Farmer Mac"). The nature of these Farmer Mac arrangements is described in Note 8.

   (4) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 3.

   (5) Certain of the Company's Actively Traded Securities and cash and cash equivalents are pledged to secure liabilities associated with short sale agreements in the Actively Traded Securities portfolio.

     See also "-- Securities Lending" for the amount of the Company's cash received from and due back to counterparties pursuant to the Company's securities lending program. See "-- Variable Interest Entities" for assets of certain CSEs that can only be used to settle liabilities of such entities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  TRADING AND OTHER SECURITIES

     The tables below present certain information about the Company's trading securities and other securities for which the FVO has been elected:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2010    2009
                                                                   ----   -----
                                                                        (IN
                                                                     MILLIONS)
Actively Traded Securities.......................................  $463   $ 420
FVO general account securities...................................    71      51
FVO securities held by consolidated securitization entities......   201      --
                                                                   ----   -----
  Total trading and other securities -- at estimated fair value..  $735   $ 471
                                                                   ====   =====
Actively Traded Securities -- at estimated fair value............  $463   $ 420
Short sale agreement liabilities -- at estimated fair value......   (46)   (106)
                                                                   ----   -----
Net long/short position -- at estimated fair value...............  $417   $ 314
                                                                   ====   =====
Investments pledged to secure short sale agreement liabilities...  $465   $ 496
                                                                   ====   =====




                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2010     2009     2008
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Actively Traded Securities:
  Net investment income.....................................  $ 54      $98     $(13)
  Changes in estimated fair value included in net investment
     income.................................................  $ 12      $18     $ (2)
FVO general account securities:
  Net investment income.....................................  $ 18      $18     $ (8)
  Changes in estimated fair value included in net investment
     income.................................................  $ 18      $13     $(15)
FVO securities held by consolidated securitization entities:
  Net investment income.....................................  $ 15      $--     $ --
  Changes in estimated fair value included in net investment
     gains (losses).........................................  $(78)     $--     $ --


     See "-- Variable Interest Entities" for discussion of CSEs included in the tables above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Mortgage loans:
  Commercial mortgage loans........................   $31,080    74.6%   $30,426    74.9%
  Agricultural mortgage loans......................    11,108    26.7     10,787    26.6
  Residential mortgage loans.......................         1      --          1      --
                                                      -------   -----    -------   -----
     Subtotal mortgage loans.......................    42,189   101.3     41,214   101.5
  Valuation allowances.............................      (522)   (1.3)      (594)   (1.5)
                                                      -------   -----    -------   -----
Total mortgage loans, net..........................   $41,667   100.0%   $40,620   100.0%
                                                      =======   =====    =======   =====



     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

     Concentration of Credit Risk -- The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The Company's commercial and agricultural mortgage loans are collateralized by properties primarily located in the United States, at 91%, with the remaining 9% collateralized by properties located outside the United States. The carrying value of the Company's commercial and agricultural mortgage loans located in California, New York and Texas were 20%, 8% and 7%, respectively, of total mortgage loans at December 31, 2010. Additionally, the Company manages risk when originating commercial and agricultural mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $283 million and $368 million at December 31, 2010 and 2009, respectively.

     The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                                   DECEMBER 31,
                                     -----------------------------------------------------------------------
                                       2010      2009      2010      2009    2010   2009     2010      2009
                                     -------   -------   -------   -------   ----   ----   -------   -------
                                         COMMERCIAL         AGRICULTURAL     RESIDENTIAL         TOTAL
                                     -----------------   -----------------   -----------   -----------------
                                                                    (IN MILLIONS)
Mortgage loans:
  Evaluated individually for credit
     losses........................  $    96   $    58   $   147   $   191    $--    $--   $   243   $   249
  Evaluated collectively for credit
     losses........................   30,984    30,368    10,961    10,596      1      1    41,946    40,965
                                     -------   -------   -------   -------    ---    ---   -------   -------
     Total mortgage loans..........   31,080    30,426    11,108    10,787      1      1    42,189    41,214
                                     -------   -------   -------   -------    ---    ---   -------   -------
Valuation allowances:
  Specific credit losses...........       13        12        52        74     --     --        65        86
  Non-specifically identified
     credit losses.................      428       480        29        28     --     --       457       508
                                     -------   -------   -------   -------    ---    ---   -------   -------
     Total valuation allowances....      441       492        81       102     --     --       522       594
                                     -------   -------   -------   -------    ---    ---   -------   -------
Mortgage loans, net of valuation
  allowance........................  $30,639   $29,934   $11,027   $10,685    $ 1    $ 1   $41,667   $40,620
                                     =======   =======   =======   =======    ===    ===   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the changes in the valuation allowance, by portfolio segment:

                                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                                -----------------------------------------------
                                                COMMERCIAL   AGRICULTURAL   RESIDENTIAL   TOTAL
                                                ----------   ------------   -----------   -----
                                                                    (IN MILLIONS)
Balance at January 1, 2008....................     $156          $ 23           $ 2       $ 181
  Provision (release).........................      127            47            --         174
  Charge-offs, net of recoveries..............      (99)          (12)           --        (111)
                                                   ----          ----           ---       -----
Balance at December 31, 2008..................      184            58             2         244
  Provision (release).........................      325            69            --         394
  Charge-offs, net of recoveries..............      (17)          (25)           (2)        (44)
                                                   ----          ----           ---       -----
Balance at December 31, 2009..................      492           102            --         594
  Provision (release).........................      (39)           12            --         (27)
  Charge-offs, net of recoveries..............      (12)          (33)           --         (45)
                                                   ----          ----           ---       -----
Balance at December 31, 2010..................     $441          $ 81           $--       $ 522
                                                   ====          ====           ===       =====



     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                              DECEMBER 31, 2010
                            -------------------------------------------------------------------------------------
                                               RECORDED INVESTMENT
                            --------------------------------------------------------
                               DEBT SERVICE COVERAGE RATIOS
                            ---------------------------------                            ESTIMATED
                            > 1.20X   1.00X - 1.20X   < 1.00X    TOTAL    % OF TOTAL     FAIR VALUE    % OF TOTAL
                            -------   -------------   -------   -------   ----------   -------------   ----------
                                           (IN MILLIONS)                               (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.............  $13,864       $  100       $  425   $14,389       46.3%       $15,203          47.5%
65% to 75%................    7,658          611          343     8,612       27.7          8,955          28.0
76% to 80%................    2,534          166          128     2,828        9.1          2,883           9.0
Greater than 80%..........    3,002        1,625          624     5,251       16.9          4,978          15.5
                            -------       ------       ------   -------      -----        -------         -----
  Total...................  $27,058       $2,502       $1,520   $31,080      100.0%       $32,019         100.0%
                            =======       ======       ======   =======      =====        =======         =====



     Agricultural and Residential Mortgage Loans -- by Credit Quality
Indicator: The recorded investment in agricultural and residential mortgage loans, prior to valuation allowances, by credit quality indicator, was at:

                                                                 DECEMBER 31, 2010
                          ----------------------------------------------------------------------------------------------
                             AGRICULTURAL MORTGAGE LOANS                                   RESIDENTIAL MORTGAGE LOANS
                          --------------------------------                              --------------------------------
                          RECORDED INVESTMENT   % OF TOTAL                              RECORDED INVESTMENT   % OF TOTAL
                          -------------------   ----------                              -------------------   ----------
                             (IN MILLIONS)                                                 (IN MILLIONS)
Loan-to-value ratios:                                        Performance indicators:
Less than 65%...........        $ 9,896             89.1%    Performing..............           $ 1              100.0%
65% to 75%..............            829              7.5     Nonperforming...........            --                 --
                                                                                                ---              -----
76% to 80%..............             48              0.4       Total.................           $ 1              100.0%
                                                                                                ===              =====
Greater than 80%........            335              3.0
                                -------            -----
  Total.................        $11,108            100.0%
                                =======            =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio with approximately 99% of all mortgage loans classified as performing.

     Past Due. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days past due; agricultural mortgage loans -- 90 days past due; and residential mortgage loans -- 60 days past due. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, was $51 million, $145 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans was $196 million and $120 million at December 31, 2010 and 2009, respectively.

     Accrual Status. Past Due 90 Days or More and Still Accruing Interest. The recorded investment in mortgage loans, prior to valuation allowances, that were past due 90 days or more and still accruing interest was $0, $9 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans, was $9 million and $1 million at December 31, 2010 and 2009, respectively.

     Accrual Status. Mortgage Loans in Nonaccrual Status. The recorded investment in mortgage loans, prior to valuation allowances, that were in nonaccrual status was $6 million, $166 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans, was $172 million and $119 million at December 31, 2010 and 2009, respectively.

     Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, by portfolio segment, at December 31, 2010, and for all impaired mortgage loans at December 31, 2009, were as follows at:

                                                                 IMPAIRED MORTGAGE LOANS
                             ----------------------------------------------------------------------------------------------
                                                                                   LOANS WITHOUT
                                    LOANS WITH A VALUATION ALLOWANCE           A VALUATION ALLOWANCE    ALL IMPAIRED LOANS
                             ----------------------------------------------   ----------------------   --------------------
                               UNPAID                                           UNPAID                   UNPAID
                             PRINCIPAL    RECORDED     VALUATION   CARRYING   PRINCIPAL    RECORDED    PRINCIPAL   CARRYING
                              BALANCE    INVESTMENT   ALLOWANCES     VALUE     BALANCE    INVESTMENT    BALANCE      VALUE
                             ---------   ----------   ----------   --------   ---------   ----------   ---------   --------
                                                                       (IN MILLIONS)
AT DECEMBER 31, 2010:
  Commercial mortgage
     loans.................     $ 96        $ 96          $13        $ 83        $ 94        $ 82         $190       $165
  Agricultural mortgage
     loans.................      146         146           52          94         107         104          253        198
                                ----        ----          ---        ----        ----        ----         ----       ----
     Total.................     $242        $242          $65        $177        $201        $186         $443       $363
                                ====        ====          ===        ====        ====        ====         ====       ====
TOTAL MORTGAGE LOANS AT
  DECEMBER 31, 2009........     $249        $249          $86        $163        $ 89        $ 89         $338       $252
                                ====        ====          ===        ====        ====        ====         ====       ====



     Unpaid principal balance is generally prior to any charge-off.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The average investment in impaired mortgage loans, and the related interest income, by portfolio segment, for the year ended December 31, 2010 and for all mortgage loans for the years ended December 31, 2009 and 2008, respectively, was:

                                                             IMPAIRED MORTGAGE LOANS
                                                 -----------------------------------------------
                                                 AVERAGE INVESTMENT   INTEREST INCOME RECOGNIZED
                                                 ------------------   --------------------------
                                                                      CASH BASIS   ACCRUAL BASIS
                                                                      ----------   -------------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
  Commercial mortgage loans....................         $126              $ 3           $ 1
  Agricultural mortgage loans..................          259                6             2
  Residential mortgage loans...................           --               --            --
                                                        ----              ---           ---
     Total.....................................         $385              $ 9           $ 3
                                                        ====              ===           ===
FOR THE YEAR ENDED DECEMBER 31, 2009...........         $288              $ 5           $ 1
                                                        ====              ===           ===
FOR THE YEAR ENDED DECEMBER 31, 2008...........         $315              $11           $10
                                                        ====              ===           ===



  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate investments by type consisted of the following:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Traditional........................................   $3,387     58.9%   $3,345     58.6%
Real estate joint ventures and funds...............    2,279     39.6     2,190     38.3
                                                      ------    -----    ------    -----
  Real estate and real estate joint ventures.......    5,666     98.5     5,535     96.9
Foreclosed.........................................       85      1.4       121      2.1
                                                      ------    -----    ------    -----
  Real estate held-for-investment..................    5,751     99.9     5,656     99.0
Real estate held-for-sale..........................        4      0.1        55      1.0
                                                      ------    -----    ------    -----
  Total real estate and real estate joint
     ventures......................................   $5,755    100.0%   $5,711    100.0%
                                                      ======    =====    ======    =====



     The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and to a much lesser extent joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties; as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

     Properties acquired through foreclosure were $48 million and $121 million for the years ended December 31, 2010 and 2009, respectively, and includes commercial and agricultural properties. There were no properties acquired through foreclosure for the year ended December 31, 2008. After the Company acquires properties through foreclosure, it evaluates whether the property is appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2010 and 2009 includes those properties the Company has not

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

     The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.5 billion and $1.4 billion at December 31, 2010 and 2009, respectively. Related depreciation expense on traditional wholly-owned real estate was $134 million, $120 million and $120 million for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts include depreciation expense related to discontinued operations of less than $1 million for the year ended December 31, 2010, and $1 million for both the years ended December 31, 2009 and 2008.

     Impairments recognized on real estate held-for-investment were $27 million, $96 million and $20 million for the years ended December 31, 2010, 2009 and 2008, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for each of the years ended December 31, 2009 and 2008. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2010 and 2009. The carrying value of non-income producing real estate was $94 million, $72 million and $27 million at December 31, 2010, 2009 and 2008, respectively.

     The Company diversifies its real estate investments by both geographic region and property type to reduce risk of concentration. The Company's real estate investments are primarily located in the United States, and at December 31, 2010, 22%, 15%, 11% and 11% were located in California, Florida, New York and Texas, respectively.

     The Company's real estate investments by property type are categorized as follows:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Office.............................................   $2,772     48.2%   $2,770     48.5%
Apartments.........................................    1,439     25.0     1,366     23.9
Industrial.........................................      418      7.3       411      7.2
Real estate investment funds.......................      404      7.0       405      7.1
Retail.............................................      380      6.6       443      7.8
Hotel..............................................      216      3.7       190      3.3
Land...............................................       74      1.3        22      0.4
Agriculture........................................       17      0.3        46      0.8
Other..............................................       35      0.6        58      1.0
                                                      ------    -----    ------    -----
  Total real estate and real estate joint
     ventures......................................   $5,755    100.0%   $5,711    100.0%
                                                      ======    =====    ======    =====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.5 billion and $4.2 billion at December 31, 2010 and 2009, respectively. Included within other limited partnership interests were $604 million and $617 million at December 31, 2010 and 2009, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $2 million, $288 million and $99 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

     The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $5.8 billion as of December 31, 2010. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.7 billion as of December 31, 2010. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

     As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2010, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

     As of, and for the year ended December 31, 2010, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $185.6 billion and $154.1 billion as of December 31, 2010 and 2009, respectively. Aggregate total liabilities of these entities totaled $30.6 billion and $28.7 billion as of December 31, 2010 and 2009, respectively. Aggregate net income (loss) of these entities totaled $16.5 billion, $22 billion and ($21.2) billion for the years ended December 31, 2010, 2009 and 2008, respectively. Aggregate net income
(loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Freestanding derivatives with positive fair
  values...........................................   $3,311     42.3%   $2,415     35.5%
Leveraged leases, net of non-recourse debt.........    1,799     23.0     1,763     25.9
Loans to affiliates................................    1,415     18.1     1,628     23.9
Tax credit partnerships............................      835     10.7       683     10.0
Joint venture investments..........................       51      0.7        36      0.5
Funds withheld.....................................       31      0.4        38      0.6
Other..............................................      380      4.8       248      3.6
                                                      ------    -----    ------    -----
  Total............................................   $7,822    100.0%   $6,811    100.0%
                                                      ======    =====    ======    =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See the following section "Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in insurance underwriting joint ventures in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2010      2009
                                                                 -------   -------
                                                                   (IN MILLIONS)
Rental receivables, net........................................  $ 1,783   $ 1,690
Estimated residual values......................................    1,136     1,225
                                                                 -------   -------
  Subtotal.....................................................    2,919     2,915
Unearned income................................................   (1,120)   (1,152)
                                                                 -------   -------
  Investment in leveraged leases...............................  $ 1,799   $ 1,763
                                                                 =======   =======



     The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years. For rental receivables, the Company's primary credit quality indicator is whether the rental receivable is performing or non-performing. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. The determination of performing or non-performing status is assessed monthly. As of December 31, 2010, all of the rental receivables were performing.

     The Company's deferred income tax liability related to leveraged leases was $1.2 billion and $1.1 billion at December 31, 2010 and 2009, respectively.

     The components of income from investment in leveraged leases, excluding realized gains (losses), were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Income from investment in leveraged leases (included in
  net investment income)..................................  $102      $ 92      $ 95
Less: Income tax expense on leveraged leases..............   (36)      (32)      (33)
                                                            ----      ----      ----
Net income from investment in leveraged leases............  $ 66      $ 60      $ 62
                                                            ====      ====      ====



  SHORT-TERM INVESTMENTS

     The carrying value of short-term investments, which includes investments with remaining maturities of one year or less, but greater than three months, at the time of purchase was $2.4 billion and $3.3 billion at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within short-term investments, which were $1.4 billion and $2.5 billion at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH EQUIVALENTS

     The carrying value of cash equivalents, which includes investments with an original or remaining maturity of three months or less, at the time of purchase was $3.1 billion and $3.0 billion at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within cash equivalents, which were $2.5 billion and $2.3 billion at December 31, 2010 and 2009, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

     Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI or the recognition of mortgage loan valuation allowances (see Note 1).

     The table below presents the purchased credit impaired fixed maturity securities held at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Outstanding principal and interest balance (1)..................        $1,163
Carrying value (2)..............................................        $  913


--------

   (1) Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

   (2) Estimated fair value plus accrued interest.

     The following table presents information about purchased credit impaired fixed maturity securities, as of their respective acquisition dates at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Contractually required payments (including interest)............        $1,605
Cash flows expected to be collected (1).........................        $1,540
Fair value of investments acquired..............................        $  939


--------

   (1) Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Accretable yield, January 1,....................................        $  --
  Investments purchased.........................................          601
  Accretion recognized in net investment income.................          (62)
  Reclassification (to) from nonaccretable difference...........         (103)
                                                                        -----
Accretable yield, December 31,..................................        $ 436
                                                                        =====



  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, consistent with the new guidance described in Note 1, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2010 and 2009. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                     DECEMBER 31,
                                                     -------------------------------------------
                                                             2010                   2009
                                                     --------------------   --------------------
                                                      TOTAL      TOTAL       TOTAL      TOTAL
                                                     ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                     ------   -----------   ------   -----------
                                                                    (IN MILLIONS)
Consolidated securitization entities (1)...........   $243        $226       $ --        $--
Other limited partnership interests................    194          53        367         72
Other invested assets..............................    108           1         27          1
Real estate joint ventures.........................     20          17         22         17
                                                      ----        ----       ----        ---
  Total............................................   $565        $297       $416        $90
                                                      ====        ====       ====        ===



--------

   (1) As discussed in Note 1, upon the adoption of new guidance effective January 1, 2010, the Company consolidated former QSPEs that are structured as collateralized debt obligations. At December 31, 2010, these entities held total assets of $243 million, consisting of $201 million of FVO securities held by CSEs classified within trading and other securities, $39 million in cash and $3 million of accrued investment income. These entities had total liabilities of $226 million, consisting of $184 million of long-term debt and $42 million of other liabilities. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company or any of its subsidiaries or affiliates liable for any principal or interest shortfalls should any arise. The Company's exposure is limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at December 31, 2010. The long-term debt referred to above bears interest at primarily variable rates, payable on a bi-annual basis, and is expected to be repaid over the next 4 years. Interest expense related to these obligations, included in other expenses, was $15 million for the year ended December 31, 2010.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2010                     2009
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                 (IN MILLIONS)
Fixed maturity securities available-for-sale:
  RMBS (2).....................................   $29,904     $29,904      $   --       $   --
  CMBS (2).....................................     9,701       9,701          --           --
  ABS (2)......................................     7,218       7,218          --           --
  U.S. corporate securities....................     1,283       1,283         809          809
  Foreign corporate securities.................     1,058       1,058         733          733
Other limited partnership interests............     2,583       3,281       1,908        2,170
Other invested assets..........................       514         694         394          387
Real estate joint ventures.....................        24          69          --           --
                                                  -------     -------      ------       ------
     Total.....................................   $52,285     $53,208      $3,844       $4,099
                                                  =======     =======      ======       ======



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third-party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $225 million and $226 million at December 31, 2010 and 2009, respectively.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010 and 2009, the Company held $445 million and $717 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership, which are included in short-term investments. Net investment income
(loss) from this investment was ($1) million, $1 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     The MetLife Intermediate Income Pool ("MIIP") is a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by and consolidated into the accounts of the Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool and is included in the Company's noncontrolling interests in the consolidated balance sheets. The affiliated companies' ownership interests in the pooled investments held by

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the MIIP were less than $1 million and $118 million at December 31, 2010 and 2009, respectively. Net investment income (loss) allocated to affiliates from the MIIP was ($3) million, $1 million and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                              2010    2009    2008
                                                              ----   ------   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates................................................  $444   $   --   $230
Amortized cost of invested assets transferred to
  affiliates................................................  $431   $   --   $220
Net investment gains (losses) recognized on invested assets
  transferred to affiliates.................................  $ 13   $   --   $ 10
Estimated fair value of assets transferred from affiliates..  $582   $1,019   $ 57


     During the year ended December 31, 2009, the Company issued loans to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate, which were included in other invested assets. The loans outstanding were $1.0 billion at both December 31, 2010 and 2009. The loans are due as follows: $500 million on June 30, 2014, $250 million on September 30, 2012 and $250 million on September 30, 2016, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $64 million and $28 million for the years ended December 31, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 5 for information about the fair value hierarchy for derivatives.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON-DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                             DECEMBER 31,
                                                     ------------------------------------------------------------
                                                                  2010                           2009
                                                     -----------------------------  -----------------------------
                                                                  ESTIMATED FAIR                 ESTIMATED FAIR
                                                                    VALUE (1)                      VALUE (1)
PRIMARY UNDERLYING                                   NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE               INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  -------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                             (IN MILLIONS)
Interest rate       Interest rate swaps............  $ 25,614  $1,477     $  870     $18,630  $  804     $  696
                    Interest rate floors...........    13,290     460          4      12,115     339          2
                    Interest rate caps.............    27,253     145         --      23,406     255         --
                    Interest rate futures..........     1,246       7         --       1,186      --          5
                    Interest rate options..........     5,680     107         23       3,750     114         57
                    Interest rate forwards.........       445      --         36          --      --         --
                    Synthetic GICs.................     4,397      --         --       4,352      --         --
Foreign currency    Foreign currency swaps.........    13,558   1,024        901      12,706     821      1,058
                    Foreign currency forwards......     2,050      17         16       1,466      16          5
Credit              Credit default swaps...........     6,792      72         79       5,656      61         99
                    Credit forwards................        90       2          3         130       2          2
Equity market       Equity futures.................         7      --         --          --      --         --
                    Equity options.................       176      --         --          85       3         --
                    Total rate of return swaps.....        --      --         --         250      --         47
                                                     --------  ------     ------     -------  ------     ------
                      Total........................  $100,598  $3,311     $1,932     $83,732  $2,415     $1,971
                                                     ========  ======     ======     =======  ======     ======



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                              REMAINING LIFE
                                    -----------------------------------------------------------------
                                                                    AFTER FIVE
                                                  AFTER ONE YEAR      YEARS
                                    ONE YEAR OR    THROUGH FIVE    THROUGH TEN   AFTER TEN
                                        LESS           YEARS          YEARS        YEARS       TOTAL
                                    -----------   --------------   -----------   ---------   --------
                                                              (IN MILLIONS)
Interest rate swaps...............    $ 3,584         $10,252        $ 4,153      $ 7,625    $ 25,614
Interest rate floors..............         --           7,540          2,250        3,500      13,290
Interest rate caps................      3,250          22,606          1,397           --      27,253
Interest rate futures.............      1,246              --             --           --       1,246
Interest rate options.............         28           4,227          1,425           --       5,680
Interest rate forwards............        100             275             70           --         445
Synthetic GICs....................      4,397              --             --           --       4,397
Foreign currency swaps............      2,310           4,775          4,923        1,550      13,558
Foreign currency forwards.........      1,944              24             20           62       2,050
Credit default swaps..............         98           6,057            637           --       6,792
Credit forwards...................         90              --             --           --          90
Equity futures....................          7              --             --           --           7
Equity options....................        176              --             --           --         176
Total rate of return swaps........         --              --             --           --          --
                                      -------         -------        -------      -------    --------
  Total...........................    $17,230         $55,756        $14,875      $12,737    $100,598
                                      =======         =======        =======      =======    ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

     Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

     Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

     The Company writes covered call options on its portfolio of U.S. Treasuries as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

     A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

     The Company uses certain of its foreign currency denominated funding agreements to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. Such contracts are included in non-derivative hedging instruments in the hedges of net investments in foreign operations table.

     Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

     The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

     Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offer Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                DECEMBER 31,
                                     -----------------------------------------------------------------
                                                   2010                              2009
                                     -------------------------------   -------------------------------
                                                      ESTIMATED                         ESTIMATED
                                                     FAIR VALUE                        FAIR VALUE
DERIVATIVES DESIGNATED AS HEDGING    NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                          AMOUNT     ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
-----------------------------------  --------   ------   -----------   --------   ------   -----------
                                                              (IN MILLIONS)
Fair Value Hedges:
  Foreign currency swaps...........   $ 3,737   $  572       $126       $ 3,958   $  484       $117
  Interest rate swaps..............     4,795      811        154         4,472      488         70
                                      -------   ------       ----       -------   ------       ----
     Subtotal......................     8,532    1,383        280         8,430      972        187
                                      -------   ------       ----       -------   ------       ----
Cash Flow Hedges:
  Foreign currency swaps...........     4,487      193        212         3,181      109        251
  Interest rate swaps..............     2,602       95         71         1,740       --         48
  Interest rate forwards...........       445       --         36            --       --         --
  Credit forwards..................        90        2          3           130        2          2
                                      -------   ------       ----       -------   ------       ----
     Subtotal......................     7,624      290        322         5,051      111        301
                                      -------   ------       ----       -------   ------       ----
       Total Qualifying Hedges.....   $16,156   $1,673       $602       $13,481   $1,083       $488
                                      =======   ======       ====       =======   ======       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                    DECEMBER 31,
                                            ------------------------------------------------------------
                                                         2010                           2009
                                            -----------------------------  -----------------------------
                                                           ESTIMATED                      ESTIMATED
                                                           FAIR VALUE                     FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL  -------------------  NOTIONAL  -------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                  (IN MILLIONS)
Interest rate swaps.......................   $18,217  $  571     $  645     $12,418  $  316     $  578
Interest rate floors......................    13,290     460          4      12,115     339          2
Interest rate caps........................    27,253     145         --      23,406     255         --
Interest rate futures.....................     1,246       7         --       1,186      --          5
Interest rate options.....................     5,680     107         23       3,750     114         57
Synthetic GICs............................     4,397      --         --       4,352      --         --
Foreign currency swaps....................     5,334     259        563       5,567     228        690
Foreign currency forwards.................     2,050      17         16       1,466      16          5
Credit default swaps......................     6,792      72         79       5,656      61         99
Equity futures............................         7      --         --          --      --         --
Equity options............................       176      --         --          85       3         --
Total rate of return swaps................        --      --         --         250      --         47
                                             -------  ------     ------     -------  ------     ------
  Total non-designated or non-qualifying
     derivatives..........................   $84,442  $1,638     $1,330     $70,251  $1,332     $1,483
                                             =======  ======     ======     =======  ======     ======



  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                             YEARS ENDED DECEMBER,
                                                                      31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Derivatives and hedging gains (losses) (1)...............  $ 353   $(2,842)  $3,257
Embedded derivatives.....................................   (619)   (1,586)   1,744
                                                           -----   -------   ------
  Total net derivative gains (losses)....................  $(266)  $(4,428)  $5,001
                                                           =====   =======   ======



--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the settlement payments recorded in income for the:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Qualifying hedges:
  Net investment income....................................  $ 82     $ 51     $ 21
  Interest credited to policyholder account balances.......   196      180       99
Non-qualifying hedges:
  Net investment income....................................    (4)      (3)      (1)
  Net derivative gains (losses)............................    53      (51)     (38)
                                                             ----     ----     ----
     Total.................................................  $327     $177     $ 81
                                                             ====     ====     ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses) recognized for the years ended December 31, 2010, 2009 and 2008:

                                                                                         NET        NET DERIVATIVE
                                                                                      DERIVATIVE    GAINS (LOSSES)  INEFFECTIVENESS
DERIVATIVES IN FAIR                                                                 GAINS (LOSSES)    RECOGNIZED     RECOGNIZED IN
VALUE                                    HEDGED ITEMS IN FAIR VALUE                   RECOGNIZED      FOR HEDGED     NET DERIVATIVE
HEDGING RELATIONSHIPS                      HEDGING RELATIONSHIPS                   FOR DERIVATIVES       ITEMS       GAINS (LOSSES)
------------------------  -------------------------------------------------------  ---------------  --------------  ---------------
                                                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:      Fixed maturity securities..............................       $ (13)           $  15            $ 2
                          Policyholder account balances (1)......................         153             (150)             3
Foreign currency swaps:   Foreign-denominated fixed maturity securities..........          13              (13)            --
                          Foreign-denominated policyholder account balances (2)..          47              (34)            13
                                                                                        -----            -----            ---
     Total.......................................................................       $ 200            $(182)           $18
                                                                                        =====            =====            ===

FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:      Fixed maturity securities..............................       $  42            $ (35)           $ 7
                          Policyholder account balances (1)......................        (956)             947             (9)
Foreign currency swaps:   Foreign-denominated fixed maturity securities..........         (13)              10             (3)
                          Foreign-denominated policyholder account balances (2)..         351             (332)            19
                                                                                        -----            -----            ---
     Total.......................................................................       $(576)           $ 590            $14
                                                                                        =====            =====            ===

FOR THE YEAR ENDED DECEMBER 31, 2008.............................................       $ 336            $(337)           $(1)
                                                                                        =====            =====            ===



--------

   (1) Fixed rate liabilities

   (2) Fixed rate or floating rate liabilities

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

     For the years ended December 31, 2010 and 2009, the Company recognized $2 million and ($3) million, respectively, of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2010, 2009 and 2008 related to such discontinued cash flow hedges were gains (losses) of $9 million, ($7) million and ($12) million, respectively. At December 31, 2010 and 2009, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and five years, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the year ended December 31, 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                              2010    2009    2008
                                                              ----   -----   -----
                                                                  (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,................................................  $(92)  $ 137   $(262)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............   134    (327)    483
Amounts reclassified to net derivative gains (losses).......    46      93     (93)
Amounts reclassified to net investment income...............     3       7       9
Amounts reclassified to other expenses......................    (1)     --      --
Amortization of transition adjustment.......................    --      (2)     --
                                                              ----   -----   -----
Accumulated other comprehensive income (loss), balance at
  December 31,..............................................  $ 90   $ (92)  $ 137
                                                              ====   =====   =====



     At December 31, 2010, $6 million of deferred net gains on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity for the years ended December 31, 2010, 2009 and 2008:

                                                          AMOUNT AND LOCATION
                                                           OF GAINS (LOSSES)
                                                           RECLASSIFIED FROM
                                                           ACCUMULATED OTHER
                                AMOUNT OF GAINS              COMPREHENSIVE
                               (LOSSES) DEFERRED       INCOME (LOSS) INTO INCOME
                              IN ACCUMULATED OTHER              (LOSS)                  AMOUNT AND LOCATION
                              COMPREHENSIVE INCOME  ------------------------------       OF GAINS (LOSSES)
                             (LOSS) ON DERIVATIVES                                  RECOGNIZED IN INCOME (LOSS)
                             ---------------------                                         ON DERIVATIVES
                              (EFFECTIVE PORTION)         (EFFECTIVE PORTION)       ---------------------------
                             ---------------------  ------------------------------    (INEFFECTIVE PORTION AND
                                                       NET                              AMOUNT EXCLUDED FROM
                                                     DERIVA-      NET                  EFFECTIVENESS TESTING)
                                                       TIVE     INVEST-             ---------------------------
DERIVATIVES IN CASH FLOW                              GAINS       MENT      OTHER          NET DERIVATIVE
HEDGING RELATIONSHIPS                                (LOSSES)    INCOME   EXPENSES         GAINS (LOSSES)
---------------------------                         ---------  ---------  --------  ---------------------------
                                                                (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2010:
  Interest rate swaps......          $  90            $  --       $--        $ 1                $ 3
  Foreign currency swaps...             74              (56)       (6)        --                 --
  Interest rate forwards...            (35)              10         3         --                 (1)
  Credit forwards..........              5               --        --         --                 --
                                     -----            -----       ---        ---                ---
     Total.................          $ 134            $ (46)      $(3)       $ 1                $ 2
                                     =====            =====       ===        ===                ===
FOR THE YEAR ENDED DECEMBER
  31, 2009:
  Interest rate swaps......          $ (47)           $  --       $--        $--                $(2)
  Foreign currency swaps...           (409)            (159)       (5)        --                 (1)
  Interest rate forwards...            130               66        --         --                 --
  Credit forwards..........             (1)              --        --         --                 --
                                     -----            -----       ---        ---                ---
     Total.................          $(327)           $ (93)      $(5)       $--                $(3)
                                     =====            =====       ===        ===                ===
FOR THE YEAR ENDED DECEMBER
  31, 2008:
  Foreign currency swaps...          $ 483            $  93       $(9)       $--                $--
                                     =====            =====       ===        ===                ===



  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

     When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity for the years ended December 31, 2010, 2009 and 2008:

                                                                            AMOUNT AND LOCATION OF
                                                                                GAINS (LOSSES)
                                                                                 RECLASSIFIED
                                                                            FROM ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME
                                                                                 (LOSS) INTO
                                           AMOUNT OF GAINS (LOSSES)        INCOME (LOSS) (EFFECTIVE
                                            DEFERRED IN ACCUMULATED                PORTION)
                                          OTHER COMPREHENSIVE INCOME      -------------------------
                                                    (LOSS)                   NET INVESTMENT GAINS
                                              (EFFECTIVE PORTION)                  (LOSSES)
DERIVATIVES AND NON-DERIVATIVE            --------------------------      -------------------------
HEDGING INSTRUMENTS IN NET                 YEARS ENDED DECEMBER 31,        YEARS ENDED DECEMBER 31,
INVESTMENT                                --------------------------      -------------------------
HEDGING RELATIONSHIPS (1), (2)            2010       2009       2008      2010       2009      2008
------------------------------            ----       ----       ----      ----      -----      ----
                                                                (IN MILLIONS)
Foreign currency forwards...........       $--       $ --       $ --       $--      $ (59)      $--
Foreign currency swaps..............        --        (18)        76        --        (63)       --
Non-derivative hedging instruments..        --        (37)        81        --        (11)       --
                                           ---       ----       ----       ---      -----       ---
  Total.............................       $--       $(55)      $157       $--      $(133)      $--
                                           ===       ====       ====       ===      =====       ===



--------

   (1) During the years ended December 31, 2010 and 2008, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended December 31, 2009, the Company substantially liquidated, through assumption reinsurance (see Note 2), the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings.

   (2) There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations.

     At December 31, 2010 and 2009, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (vii) credit default swaps and TRRs to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk; (xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation;
(xiii) synthetic GICs; (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices; and (xv) equity variance swaps as a macro hedge on certain invested assets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                   NET            NET
                                                               DERIVATIVE     INVESTMENT
                                                             GAINS (LOSSES)   INCOME (1)
                                                             --------------   ----------
                                                                    (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps........................................      $    74         $ --
Interest rate floors.......................................           95           --
Interest rate caps.........................................         (165)          --
Interest rate futures......................................          108           --
Foreign currency swaps.....................................          118           --
Foreign currency forwards..................................          (12)          --
Equity options.............................................           (2)         (17)
Interest rate options......................................           30           --
Interest rate forwards.....................................            7           --
Credit default swaps.......................................           28           (2)
Total rate of return swaps.................................           15           --
                                                                 -------         ----
  Total....................................................      $   296         $(19)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps........................................      $  (880)        $ --
Interest rate floors.......................................         (514)          --
Interest rate caps.........................................           27           --
Interest rate futures......................................         (155)          --
Foreign currency swaps.....................................         (584)          --
Foreign currency forwards..................................         (151)          --
Equity options.............................................            2           (2)
Interest rate options......................................         (379)          --
Interest rate forwards.....................................           (7)          --
Swap spreadlocks...........................................          (38)          --
Credit default swaps.......................................         (195)         (11)
Total rate of return swaps.................................           63           --
                                                                 -------         ----
  Total....................................................      $(2,811)        $(13)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2008.......................      $ 3,470         $ 54
                                                                 =======         ====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $4,153 million and $2,584 million at December 31, 2010 and 2009, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2010 and 2009, the Company would have received $49 million and $44 million, respectively, to terminate all of these contracts.

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                                          DECEMBER 31,
                                     -------------------------------------------------------------------------------------
                                                         2010                                       2009
                                     -------------------------------------------  ----------------------------------------
                                                     MAXIMUM                                      MAXIMUM
                                      ESTIMATED      AMOUNT                        ESTIMATED     AMOUNT OF
                                     FAIR VALUE     OF FUTURE        WEIGHTED     FAIR VALUE      FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF          OF CREDIT  PAYMENTS UNDER      AVERAGE       OF CREDIT  PAYMENTS UNDER     AVERAGE
REFERENCED                             DEFAULT   CREDIT DEFAULT       YEARS         DEFAULT   CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                  SWAPS       SWAPS (2)    TO MATURITY (3)     SWAPS       SWAPS (2)    MATURITY (3)
-----------------------------------  ----------  --------------  ---------------  ----------  --------------  ------------
                                                                         (IN MILLIONS)
AAA/AA/A
Single name credit default swaps
  (corporate)......................      $ 4         $  423            3.9            $ 4         $  148           4.3
Credit default swaps referencing
  indices..........................       34          2,247            3.7             38          2,201           3.5
                                         ---         ------                           ---         ------
  Subtotal.........................       38          2,670            3.7             42          2,349           3.5
                                         ---         ------                           ---         ------
BAA
Single name credit default swaps
  (corporate)......................        5            730            4.4              2            190           4.9
Credit default swaps referencing
  indices..........................        6            728            5.0             --             --            --
                                         ---         ------                           ---         ------
  Subtotal.........................       11          1,458            4.7              2            190           4.9
                                         ---         ------                           ---         ------
BA
Single name credit default swaps
  (corporate)......................       --             25            4.4             --             25           5.0
Credit default swaps referencing
  indices..........................       --             --             --             --             --            --
                                         ---         ------                           ---         ------
  Subtotal.........................       --             25            4.4             --             25           5.0
                                         ---         ------                           ---         ------
B
Single name credit default swaps
  (corporate)......................       --             --             --             --             --            --
Credit default swaps referencing
  indices..........................       --             --             --             --             20           5.0
                                         ---         ------                           ---         ------
  Subtotal.........................       --             --             --             --             20           5.0
                                         ---         ------                           ---         ------
     Total.........................      $49         $4,153            4.1            $44         $2,584           3.6
                                         ===         ======                           ===         ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $4,153 million and $2,584 million from the table above were $120 million and $21 million at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company was obligated to return cash collateral under its control of $1,033 million and $782 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2010 and 2009, the Company had also accepted collateral consisting of various securities with a fair market value of $501 million and $123 million, respectively, which were held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2010, none of the collateral had been sold or repledged.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

-----------------------------------------------------------------------------------------------------------------------
                                                      ESTIMATED FAIR VALUE OF     FAIR VALUE OF INCREMENTAL COLLATERAL
                                                        COLLATERAL PROVIDED:                 PROVIDED UPON:
                                                     -------------------------   --------------------------------------
                                                                                                  DOWNGRADE IN THE
                                                                                 ONE NOTCH     COMPANY'S CREDIT RATING
                                                                                 DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                     ESTIMATED                                     IN THE          FULL OVERNIGHT
                                 FAIR VALUE (1) OF                               COMPANY'S      COLLATERALIZATION OR
                                DERIVATIVES IN NET   FIXED MATURITY                CREDIT            TERMINATION
                                LIABILITY POSITION   SECURITIES (2)   CASH (3)     RATING    OF THE DERIVATIVE POSITION
                                ------------------   --------------   --------   ---------   --------------------------
                                                                     (IN MILLIONS)
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions.......         $243               $120           $--        $35                 $110
Derivatives not subject to
  credit-contingent
  provisions..................            1                 --             1         --                   --
                                       ----               ----           ---        ---                 ----
  Total.......................         $244               $120           $ 1        $35                 $110
                                       ====               ====           ===        ===                 ====
DECEMBER 31, 2009:
Derivatives subject to credit-
  contingent provisions.......         $342               $230           $--        $45                 $132
Derivatives not subject to
  credit-contingent
  provisions..................           47                 42            --         --                   --
                                       ----               ----           ---        ---                 ----
  Total.......................         $389               $272           $--        $45                 $132
                                       ====               ====           ===        ===                 ====



--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral.

   (3) Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $334 million. At December 31, 2010, the Company provided securities collateral of $120 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $214 million. This amount does not consider gross derivative assets of $91 million for which the Company has the contractual right of offset.

     The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2010 and 2009, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2010 and 2009, the Company provided cash collateral for exchange-traded futures of $21 million and $18 million, respectively, which is included in premiums, reinsurance and other receivables.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance contracts of guaranteed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; and funding agreements with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...............................  $295   $263
  Options embedded in debt or equity securities...................   (24)   (15)
                                                                    ----   ----
     Net embedded derivatives within asset host contracts.........  $271   $248
                                                                    ====   ====
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..............................  $(77)  $(35)
  Funds withheld on ceded reinsurance.............................   754    132
  Other...........................................................    11    (26)
                                                                    ----   ----
     Net embedded derivatives within liability host contracts.....  $688   $ 71
                                                                    ====   ====



     The following table presents changes in estimated fair value related to embedded derivatives:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Net derivative gains (losses) (1),(2)....................  $(619)  $(1,586)  $1,744


--------

   (1) The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of ($43) million, ($380) million and $442 million, for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of $82 million, $624 million and ($747) million, for the years ended December 31, 2010, 2009 and 2008, respectively. Net derivative gains (losses) for the year ended December 31, 2010 included a gain of $121 million relating to a refinement for estimating nonperformance risk in fair value measurements implemented at June 30, 2010. See Note 5.

   (2) See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                    DECEMBER 31, 2010
                                            -----------------------------------------------------------------
                                                     FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                            -----------------------------------------------------------------
                                             QUOTED PRICES IN
                                            ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                             IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                              AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                                 (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                            ------------------   -----------------   ------------   ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities...............        $    --             $ 48,064          $ 5,063      $ 53,127
  Foreign corporate securities............             --               27,771            2,796        30,567
  RMBS....................................            274               28,420            1,210        29,904
  U.S. Treasury, agency and government
     guaranteed securities................          7,728               13,205               44        20,977
  CMBS....................................             --                9,540              161         9,701
  ABS.....................................             --                4,929            2,289         7,218
  State and political subdivision
     securities...........................             --                4,583                1         4,584
  Foreign government securities...........             --                3,286              171         3,457
                                                  -------             --------          -------      --------
     Total fixed maturity securities......          8,002              139,798           11,735       159,535
                                                  -------             --------          -------      --------
Equity securities:
  Common stock............................            176                  717               79           972
  Non-redeemable preferred stock..........             --                  216              633           849
                                                  -------             --------          -------      --------
     Total equity securities..............            176                  933              712         1,821
                                                  -------             --------          -------      --------
Trading and other securities:
  Actively Traded Securities..............             --                  453               10           463
  FVO general account securities..........             --                   21               50            71
  FVO securities held by consolidated
     securitization entities..............             --                  201               --           201
                                                  -------             --------          -------      --------
     Total trading and other securities...             --                  675               60           735
Short-term investments (1)................          1,001                  845              379         2,225
Derivative assets: (2)
  Interest rate contracts.................              7                2,175               14         2,196
  Foreign currency contracts..............             --                  995               46         1,041
  Credit contracts........................             --                   35               39            74
                                                  -------             --------          -------      --------
     Total derivative assets..............              7                3,205               99         3,311
Net embedded derivatives within asset host
  contracts (3)...........................             --                   --              295           295
Separate account assets (4)...............         19,550               76,770            1,509        97,829
                                                  -------             --------          -------      --------
     Total assets.........................        $28,736             $222,226          $14,789      $265,751
                                                  =======             ========          =======      ========
LIABILITIES
Derivative liabilities: (2)
  Interest rate contracts.................        $    --             $    896          $    37      $    933
  Foreign currency contracts..............             --                  917               --           917
  Credit contracts........................             --                   76                6            82
                                                  -------             --------          -------      --------
     Total derivative liabilities.........             --                1,889               43         1,932
Net embedded derivatives within liability
  host contracts (3)......................             --                   11              677           688
Long-term debt of consolidated
  securitization entities.................             --                   --              184           184
Trading liabilities (5)...................             46                   --               --            46
                                                  -------             --------          -------      --------
  Total liabilities.......................        $    46             $  1,900          $   904      $  2,850
                                                  =======             ========          =======      ========



     See "-- Variable Interest Entities" in Note 3 for discussion of CSEs included in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    DECEMBER 31, 2009
                                            -----------------------------------------------------------------
                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                            -----------------------------------------------------
                                             QUOTED PRICES IN
                                            ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                             IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                              AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                                 (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                            ------------------   -----------------   ------------   ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities...............        $    --             $ 44,394          $ 4,674      $ 49,068
  Foreign corporate securities............             --               21,541            3,456        24,997
  RMBS....................................             --               29,405            1,580        30,985
  U.S. Treasury, agency and government
     guaranteed securities................          6,090               10,312               --        16,402
  CMBS....................................             --               10,684               87        10,771
  ABS.....................................             --                5,503            1,668         7,171
  State and political subdivision
     securities...........................             --                2,714               20         2,734
  Foreign government securities...........             --                2,272              249         2,521
                                                  -------             --------          -------      --------
     Total fixed maturity securities......          6,090              126,825           11,734       144,649
                                                  -------             --------          -------      --------
Equity securities:
  Common stock............................            289                  777               64         1,130
  Non-redeemable preferred stock..........             --                  193              793           986
                                                  -------             --------          -------      --------
     Total equity securities..............            289                  970              857         2,116
                                                  -------             --------          -------      --------
Trading and other securities..............             --                  388               83           471
Short-term investments (1)................          2,099                1,193                8         3,300
Derivative assets (2).....................             --                2,318               97         2,415
Net embedded derivatives within asset host
  contracts (3)...........................             --                   --              263           263
Separate account assets (4)...............         13,006               65,788            1,583        80,377
                                                  -------             --------          -------      --------
     Total assets.........................        $21,484             $197,482          $14,625      $233,591
                                                  =======             ========          =======      ========
LIABILITIES
Derivative liabilities (2)................        $     5             $  1,961          $     5      $  1,971
Net embedded derivatives within liability
  host contracts (3)......................             --                  (26)              97            71
Trading liabilities (5)...................            106                   --               --           106
                                                  -------             --------          -------      --------
  Total liabilities.......................        $   111             $  1,935          $   102      $  2,148
                                                  =======             ========          =======      ========



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

   (2) Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

   (3) Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within policyholder account balances and other liabilities. At December 31, 2010, fixed maturity securities and equity securities also included embedded derivatives of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       $1 million and ($25) million, respectively. At December 31, 2009, fixed maturity securities and equity securities included embedded derivatives of $0 and ($15) million, respectively.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (5) Trading liabilities are presented within other liabilities in the consolidated balance sheets.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity, equity and trading and other securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 and consolidated certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance contracts related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances in the consolidated balance sheets.

     The fair value of these guarantees is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantees are projected under multiple capital market scenarios using observable risk free rates, currency exchange rates and observable and estimated implied volatilities.

     The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs. Both of these adjustments are captured as components of the spread which, when combined with the risk free rate, is used to discount the cash flows of the liability for purposes of determining its fair value.

     The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     As part of its regular review of critical accounting estimates, the Company periodically assesses inputs for estimating nonperformance risk (commonly referred to as "own credit") in fair value measurements. During the second quarter of 2010, the Company completed a study that aggregated and evaluated data, including historical recovery rates of insurance companies as well as policyholder behavior observed over the past two years as the recent financial crisis evolved. As a result, at the end of the second quarter of 2010, the Company refined the way in which it incorporates expected recovery rates into the nonperformance risk adjustment for purposes of estimating the fair value of investment-type contracts and embedded derivatives within insurance contracts. The Company recognized a gain of $38 million, net of DAC and income tax, relating to implementing the refinement at June 30, 2010.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See
"-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

     The Company has elected the FVO for the long-term debt of CSEs, which are carried at estimated fair value. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

     Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

     VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     These securities are comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities, RMBS -- principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

     These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

     These assets are comprised of securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and certain exchange-traded derivatives, including financial futures and owned options. Valuation is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          U.S. Treasury, agency and government guaranteed securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

          Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

     This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and repurchase rates.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and interest rate volatility.

  Foreign currency contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

  Credit contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

  Equity market contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels, and dividend yield curves.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves, and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivatives referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

          Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

     These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

     Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

     Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, and interest rate volatility.

  Foreign currency contracts.

     Non-option based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

     Non-option-based -- Significant unobservable inputs may include credit correlation, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

     Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

     Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Reinsurance Ceded on Certain Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivatives referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

     The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $1,255 million, and separate account assets transfers into Level 3 of $46 million, resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain private placements included in U.S. and foreign corporate securities.

     During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $1,066 million and separate account assets transfers out of Level 3 of $231 million, resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                  -------------------------------------------------------------------------------------------------
                                                   TOTAL REALIZED/UNREALIZED
                                                  GAINS (LOSSES) INCLUDED IN:
                                               ---------------------------------      PURCHASES,
                                                                       OTHER            SALES,
                                   BALANCE,                        COMPREHENSIVE    ISSUANCES AND    TRANSFER INTO    TRANSFER OUT
                                  JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)    LEVEL 3 (4)    OF LEVEL 3 (4)
                                  ----------   -----------------   -------------   ---------------   -------------   --------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.....    $ 4,674           $  7              $184            $(400)           $  751          $  (153)
  Foreign corporate securities..      3,456            (33)              179             (709)              351             (448)
  RMBS..........................      1,580             27                71             (333)               57             (192)
  U.S. Treasury, agency and
     government guaranteed
     securities.................         --             --                --               22                22               --
  CMBS..........................         87             --                50              (21)               45               --
  ABS...........................      1,668            (39)              276              494                29             (139)
  State and political
     subdivision securities.....         20             --                --                2                --              (21)
  Foreign government
     securities.................        249              4                16               15                --             (113)
                                    -------           ----              ----            -----            ------          -------
     Total fixed maturity
       securities...............    $11,734           $(34)             $776            $(930)           $1,255          $(1,066)
                                    =======           ====              ====            =====            ======          =======
Equity securities:
  Common stock..................    $    64           $ (1)             $ --            $  16            $    1          $    (1)
  Non-redeemable preferred
     stock......................        793             30                 2             (192)               --               --
                                    -------           ----              ----            -----            ------          -------
     Total equity securities....    $   857           $ 29              $  2            $(176)           $    1          $    (1)
                                    =======           ====              ====            =====            ======          =======
Trading and other securities:
  Actively Traded Securities....    $    32           $ --              $ --            $ (22)           $   --          $    --
  FVO general account
     securities.................         51             10                --              (30)               37              (18)
                                    -------           ----              ----            -----            ------          -------
     Total trading and other
       securities...............    $    83           $ 10              $ --            $ (52)           $   37          $   (18)
                                    =======           ====              ====            =====            ======          =======
Short-term investments..........    $     8           $  1              $ --            $ 370            $   --          $    --
Net derivatives: (5)
  Interest rate contracts.......    $    --           $ 23              $(36)           $ (10)           $   --          $    --
  Foreign currency contracts....         53             28                --              (35)               --               --
  Credit contracts..............         37              2                 1               (7)               --               --
  Equity market contracts.......          2             (2)               --               --                --               --
                                    -------           ----              ----            -----            ------          -------
     Total net derivatives......    $    92           $ 51              $(35)           $ (52)           $   --          $    --
                                    =======           ====              ====            =====            ======          =======
Separate account assets (6).....    $ 1,583           $142              $ --            $ (31)           $   46          $  (231)
                                   FAIR VALUE
                                  MEASUREMENTS
                                      USING
                                   SIGNIFICANT
                                  UNOBSERVABLE
                                     INPUTS
                                    (LEVEL 3)
                                  ------------
                                    BALANCE,
                                  DECEMBER 31,
                                  ------------
                                       (IN
                                    MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.....     $ 5,063
  Foreign corporate securities..       2,796
  RMBS..........................       1,210
  U.S. Treasury, agency and
     government guaranteed
     securities.................          44
  CMBS..........................         161
  ABS...........................       2,289
  State and political
     subdivision securities.....           1
  Foreign government
     securities.................         171
                                     -------
     Total fixed maturity
       securities...............     $11,735
                                     =======
Equity securities:
  Common stock..................     $    79
  Non-redeemable preferred
     stock......................         633
                                     -------
     Total equity securities....     $   712
                                     =======
Trading and other securities:
  Actively Traded Securities....     $    10
  FVO general account
     securities.................          50
                                     -------
     Total trading and other
       securities...............     $    60
                                     =======
Short-term investments..........     $   379
Net derivatives: (5)
  Interest rate contracts.......     $   (23)
  Foreign currency contracts....          46
  Credit contracts..............          33
  Equity market contracts.......          --
                                     -------
     Total net derivatives......     $    56
                                     =======
Separate account assets (6).....     $ 1,509



                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                     ----------------------------------------------------------------------------------------
                                                            TOTAL
                                                     REALIZED/UNREALIZED
                                                   (GAINS) LOSSES INCLUDED
                                                             IN:
                                                  ------------------------      PURCHASES,
                                                                 OTHER            SALES,
                                      BALANCE,    EARNINGS   COMPREHENSIVE    ISSUANCES AND    TRANSFER INTO    TRANSFER OUT
                                     JANUARY 1,   (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)    LEVEL 3 (4)    OF LEVEL 3 (4)
                                     ----------   --------   -------------   ---------------   -------------   --------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
LIABILITIES:
Net embedded derivatives (7).......     $(166)      $588          $--              $(40)            $--              $--
Long-term debt of consolidated
  securitization entities (8)......     $  --       $(48)         $--              $232             $--              $--
                                      FAIR VALUE
                                     MEASUREMENTS
                                         USING
                                      SIGNIFICANT
                                     UNOBSERVABLE
                                        INPUTS
                                       (LEVEL 3)
                                     ------------
                                       BALANCE,
                                     DECEMBER 31,
                                     ------------
                                          (IN
                                       MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
LIABILITIES:
Net embedded derivatives (7).......      $382
Long-term debt of consolidated
  securitization entities (8)......      $184

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                        ---------------------------------------------------------------------------------
                                                         TOTAL REALIZED/UNREALIZED
                                                        GAINS (LOSSES) INCLUDED IN:
                                                     ---------------------------------      PURCHASES,
                                                                             OTHER            SALES,        TRANSFER INTO
                                         BALANCE,                        COMPREHENSIVE    ISSUANCES AND      AND/OR OUT
                                        JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)   OF LEVEL 3 (4)
                                        ----------   -----------------   -------------   ---------------   --------------
                                                                          (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........    $ 5,089         $  (276)           $  572          $(1,002)           $ 291
  Foreign corporate securities........      3,367            (210)            1,156             (614)            (243)
  RMBS................................        373              35                80            1,134              (42)
  U.S. Treasury, agency and government
     guaranteed securities............         48              --                --              (27)             (21)
  CMBS................................        138               6                 4              (38)             (23)
  ABS.................................      1,487             (63)              281              (61)              24
  State and political subdivision
     securities.......................         76              --                 1              (15)             (42)
  Foreign government securities.......        202               2                18               66              (39)
                                          -------         -------            ------          -------            -----
     Total fixed maturity securities..    $10,780         $  (506)           $2,112          $  (557)           $ (95)
                                          =======         =======            ======          =======            =====
Equity securities:
  Common stock........................    $    59         $    (2)           $   (2)         $     9            $  --
  Non-redeemable preferred stock......        918            (251)              355             (190)             (39)
                                          -------         -------            ------          -------            -----
     Total equity securities..........    $   977         $  (253)           $  353          $  (181)           $ (39)
                                          =======         =======            ======          =======            =====
Trading and other securities..........    $   116         $    16            $   --          $   (49)           $  --
Short-term investments................    $    75         $    (9)           $   --          $   (53)           $  (5)
Net derivatives (5)...................    $   (19)        $    35            $   (1)         $    79            $  (2)
Net embedded derivatives (7)..........    $ 1,702         $(1,570)           $   --          $    34            $  --
Separate account assets (6)...........    $ 1,486         $  (221)           $   --          $   452            $(134)
                                         FAIR VALUE
                                        MEASUREMENTS
                                            USING
                                         SIGNIFICANT
                                        UNOBSERVABLE
                                           INPUTS
                                          (LEVEL 3)
                                        ------------
                                          BALANCE,
                                        DECEMBER 31,
                                        ------------
                                             (IN
                                          MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $ 4,674
  Foreign corporate securities........       3,456
  RMBS................................       1,580
  U.S. Treasury, agency and government
     guaranteed securities............          --
  CMBS................................          87
  ABS.................................       1,668
  State and political subdivision
     securities.......................          20
  Foreign government securities.......         249
                                           -------
     Total fixed maturity securities..     $11,734
                                           =======
Equity securities:
  Common stock........................     $    64
  Non-redeemable preferred stock......         793
                                           -------
     Total equity securities..........     $   857
                                           =======
Trading and other securities..........     $    83
Short-term investments................     $     8
Net derivatives (5)...................     $    92
Net embedded derivatives (7)..........     $   166
Separate account assets (6)...........     $ 1,583



                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                             --------------------------------------------------------------------------------------------
                                                                          TOTAL REALIZED/UNREALIZED
                                                                         GAINS (LOSSES) INCLUDED IN:
                                                                      ---------------------------------      PURCHASES,
                               BALANCE,                                                       OTHER            SALES,
                             DECEMBER 31,    IMPACT OF    BALANCE,                        COMPREHENSIVE    ISSUANCES AND
                                 2007      ADOPTION (9)  JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)
                             ------------  ------------  ----------   -----------------   -------------   ---------------
                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities............     $ 5,527       $    --      $ 5,527          $ (455)          $(1,085)          $ 606
  Foreign corporate
     securities............       4,752            --        4,752            (127)           (1,794)           (104)
  RMBS.....................         899            --          899              (2)             (111)            (53)
  U.S. Treasury, agency and
     government guaranteed
     securities............          55            --           55              --                (1)            (29)
  CMBS.....................         271            --          271              (6)              (57)              2
  ABS......................       2,814            --        2,814             (80)             (672)           (549)
  State and political
     subdivision
     securities............          56            --           56               1                11              33
  Foreign government
     securities............         475            --          475              (5)              (17)           (256)
  Other fixed maturity
     securities............         217            --          217              --               (37)           (180)
                                -------       -------      -------          ------           -------           -----
     Total fixed maturity
       securities..........     $15,066           $--      $15,066          $ (674)          $(3,763)          $(530)
                                =======       =======      =======          ======           =======           =====
Equity securities:
  Common stock.............     $    60           $--      $    60          $    2           $    (4)          $   1
  Non-redeemable preferred
     stock.................       1,467            --        1,467            (130)             (342)            (55)
                                -------       -------      -------          ------           -------           -----
     Total equity
       securities..........     $ 1,527           $--      $ 1,527          $ (128)          $  (346)          $ (54)
                                =======       =======      =======          ======           =======           =====
Trading and other
  securities...............     $   174           $--      $   174          $  (26)          $    --           $ (32)
Short-term investments.....     $   149           $--      $   149          $   (2)          $    --           $ (72)
Net embedded derivatives
  (7)......................     $    25           $30      $    55          $1,631           $    --           $  16
Separate account assets
  (6)......................     $ 1,170           $--      $ 1,170          $  (86)          $    --           $ (22)
                               FAIR VALUE MEASUREMENTS
                                  USING SIGNIFICANT
                              UNOBSERVABLE INPUTS (LEVEL
                                          3)
                             ---------------------------
                             TRANSFER INTO
                             AND/OR OUT OF    BALANCE,
                              LEVEL 3 (4)   DECEMBER 31,
                             -------------  ------------
                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities............      $ 496         $ 5,089
  Foreign corporate
     securities............        640           3,367
  RMBS.....................       (360)            373
  U.S. Treasury, agency and
     government guaranteed
     securities............         23              48
  CMBS.....................        (72)            138
  ABS......................        (26)          1,487
  State and political
     subdivision
     securities............        (25)             76
  Foreign government
     securities............          5             202
  Other fixed maturity
     securities............         --              --
                                 -----         -------
     Total fixed maturity
       securities..........      $ 681         $10,780
                                 =====         =======
Equity securities:
  Common stock.............      $  --         $    59
  Non-redeemable preferred
     stock.................        (22)            918
                                 -----         -------
     Total equity
       securities..........      $ (22)        $   977
                                 =====         =======
Trading and other
  securities...............      $  --         $   116
Short-term investments.....      $  --         $    75
Net embedded derivatives
  (7)......................      $  --         $ 1,702
Separate account assets
  (6)......................      $ 424         $ 1,486

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                            ----------------------------------------------------------------------------------------------
                                                                           TOTAL REALIZED/UNREALIZED
                                                                          (GAINS) LOSSES INCLUDED IN:
                                                                       ---------------------------------      PURCHASES,
                              BALANCE,                                                         OTHER            SALES,
                            DECEMBER 31,     IMPACT OF     BALANCE,                        COMPREHENSIVE    ISSUANCES AND
                                2007       ADOPTION (9)   JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)
                            ------------   ------------   ----------   -----------------   -------------   ---------------
                                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
LIABILITIES:
Net derivatives (5).......      $(134)          $1           $(133)           $60               $--              $92
                               FAIR VALUE MEASUREMENTS
                                  USING SIGNIFICANT
                             UNOBSERVABLE INPUTS (LEVEL
                                         3)
                            ----------------------------
                            TRANSFER INTO
                            AND/OR OUT OF     BALANCE,
                             LEVEL 3 (4)    DECEMBER 31,
                            -------------   ------------
YEAR ENDED DECEMBER 31,
  2008:
LIABILITIES:
Net derivatives (5).......       $--             $19


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (7) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (8) The long-term debt at January 1, 2010 of the CSEs is reported within the purchases, sales, issuances and settlements activity column of the rollforward.

   (9) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of this adoption on RGA-- not reflected in the table above as a result of the inclusion of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million, offset by a DAC decrease of $15 million) for a total increase of $22 million in Level 3 net assets. This increase of $22 million, offset by a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, resulted in a total net impact of adoption of $13 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                             TOTAL GAINS AND LOSSES
                                         -------------------------------------------------------------
                                                  CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                         (LOSSES) INCLUDED IN EARNINGS
                                         -------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)      TOTAL
                                         ----------      --------------      --------------      -----
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............       $17             $ (10)              $  --          $   7
  Foreign corporate securities.........        (1)              (32)                 --            (33)
  RMBS.................................        36                (9)                 --             27
  CMBS.................................         2                (2)                 --             --
  ABS..................................        32               (71)                 --            (39)
  Foreign government securities........         5                (1)                 --              4
                                            -----             -----               -----          -----
     Total fixed maturity securities...       $91             $(125)              $  --          $ (34)
                                            =====             =====               =====          =====
Equity securities:
  Common stock.........................     $  --             $  (1)              $  --          $  (1)
  Non-redeemable preferred stock.......        --                30                  --             30
                                            -----             -----               -----          -----
     Total equity securities...........       $--             $  29               $  --          $  29
                                            =====             =====               =====          =====
Short-term investments.................       $ 1             $  --               $  --          $   1
Trading and other securities:
  FVO general account securities.......       $10             $  --               $  --          $  10
Net derivatives:
  Interest rate contracts..............       $--             $  --               $  23          $  23
  Foreign currency contracts...........        --                --                  28             28
  Credit contracts.....................        --                --                   2              2
  Equity market contracts..............        --                --                  (2)            (2)
                                            -----             -----               -----          -----
     Total net derivatives.............       $--             $  --               $  51          $  51
                                            =====             =====               =====          =====
LIABILITIES:
Net embedded derivatives...............       $--             $  --               $(588)         $(588)
Long-term debt of consolidated
  securitization entities..............       $--             $  48               $  --          $  48

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             TOTAL GAINS AND LOSSES
                                        ---------------------------------------------------------------
                                                  CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                         (LOSSES) INCLUDED IN EARNINGS
                                        ---------------------------------------------------------------
                                            NET               NET                 NET
                                        INVESTMENT        INVESTMENT          DERIVATIVE
                                          INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                        ----------      --------------      --------------      -------
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $  12             $(288)             $    --         $  (276)
  Foreign corporate securities........        (8)             (202)                  --            (210)
  RMBS................................        30                 5                   --              35
  CMBS................................        --                 6                   --               6
  ABS.................................         8               (71)                  --             (63)
  Foreign government securities.......         3                (1)                  --               2
                                           -----             -----              -------         -------
     Total fixed maturity securities..       $45             $(551)             $    --         $  (506)
                                           =====             =====              =======         =======
Equity securities:
  Common stock........................       $--             $  (2)             $    --         $    (2)
  Non-redeemable preferred stock......        --              (251)                  --            (251)
                                           -----             -----              -------         -------
     Total equity securities..........       $--             $(253)             $    --         $  (253)
                                           =====             =====              =======         =======
Trading and other securities..........       $16             $  --              $    --         $    16
Short-term investments................       $--             $  (9)             $    --         $    (9)
Net derivatives.......................       $--             $  --              $    35         $    35
LIABILITIES:
Net embedded derivatives..............       $--             $  --              $(1,570)        $(1,570)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             TOTAL GAINS AND LOSSES
                                         --------------------------------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                         --------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                         ----------      --------------      --------------      ------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............     $  8              $(463)             $   --          $ (455)
  Foreign corporate securities.........       (6)              (121)                 --            (127)
  RMBS.................................       --                 (2)                 --              (2)
  CMBS.................................       --                 (6)                 --              (6)
  ABS..................................        3                (83)                 --             (80)
  State and political subdivision
     securities........................       --                  1                  --               1
  Foreign government securities........        4                 (9)                 --              (5)
                                            ----              -----              ------          ------
     Total fixed maturity securities...     $  9              $(683)             $   --          $ (674)
                                            ====              =====              ======          ======
Equity securities:
  Common stock.........................     $ --              $   2              $   --          $    2
  Non-redeemable preferred stock.......       --               (130)                 --            (130)
                                            ----              -----              ------          ------
     Total equity securities...........     $ --              $(128)             $   --          $ (128)
                                            ====              =====              ======          ======
Trading and other securities...........     $(26)             $  --              $   --          $  (26)
Short-term investments.................     $  1              $  (3)             $   --          $   (2)
LIABILITIES:
Net derivatives........................     $ --              $  --              $  (60)         $  (60)
Net embedded derivatives...............     $ --              $  --              $1,631          $1,631

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2010
                                         -------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)      TOTAL
                                         ----------      --------------      --------------      -----
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............      $ 8              $ (32)              $  --          $ (24)
  Foreign corporate securities.........       (2)               (43)                 --            (45)
  RMBS.................................       36                 --                  --             36
  CMBS.................................        1                 (2)                 --             (1)
  ABS..................................       31                (49)                 --            (18)
  Foreign government securities........        5                 --                  --              5
                                             ---              -----               -----          -----
     Total fixed maturity securities...      $79              $(126)              $  --          $ (47)
                                             ===              =====               =====          =====
Equity securities:
  Common stock.........................      $--              $  (2)              $  --          $  (2)
  Non-redeemable preferred stock.......       --                 (3)                 --             (3)
                                             ---              -----               -----          -----
     Total equity securities...........      $--              $  (5)              $  --          $  (5)
                                             ===              =====               =====          =====
Trading and other securities:
  FVO general account securities.......      $13              $  --               $  --          $  13
     Short-term investments............      $ 1              $  --               $  --          $   1
Net derivatives:
  Interest rate contracts..............      $--              $  --               $  23          $  23
  Foreign currency contracts...........       --                 --                  21             21
  Credit contracts.....................       --                 --                   3              3
  Equity market contracts..............       --                 --                  (2)            (2)
                                             ---              -----               -----          -----
     Total net derivatives.............      $--              $  --               $  45          $  45
                                             ===              =====               =====          =====
LIABILITIES:
Net embedded derivatives...............      $                $                   $(584)         $(584)
Long-term debt of consolidated
  securitization entities..............      $--              $  48               $  --          $  48

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2009
                                        ---------------------------------------------------------------
                                            NET               NET                 NET
                                        INVESTMENT        INVESTMENT          DERIVATIVE
                                          INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                        ----------      --------------      --------------      -------
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $  11             $(281)             $    --         $  (270)
  Foreign corporate securities........        (7)             (106)                  --            (113)
  RMBS................................        30                 6                   --              36
  CMBS................................        --                (5)                  --              (5)
  ABS.................................         8               (97)                  --             (89)
  Foreign government securities.......         3                --                   --               3
                                           -----             -----              -------         -------
     Total fixed maturity securities..       $45             $(483)             $    --         $  (438)
                                           =====             =====              =======         =======
Equity securities:
  Common stock........................       $--             $  (1)             $    --         $    (1)
  Non-redeemable preferred stock......        --              (128)                  --            (128)
                                           -----             -----              -------         -------
     Total equity securities..........       $--             $(129)             $    --         $  (129)
                                           =====             =====              =======         =======
Trading and other securities..........       $15             $  --              $    --         $    15
Net derivatives.......................       $--             $  --              $    96         $    96
LIABILITIES:
Net embedded derivatives..............       $--             $  --              $(1,568)        $(1,568)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                         ----------      --------------      --------------      ------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............     $  6              $(283)             $   --          $ (277)
  Foreign corporate securities.........       (8)              (120)                 --            (128)
  RMBS.................................       --                 --                  --              --
  CMBS.................................       --                 --                  --              --
  ABS..................................        3                (63)                 --             (60)
  Foreign government securities........        4                 --                  --               4
                                            ----              -----              ------          ------
     Total fixed maturity securities...     $  5              $(466)             $   --          $ (461)
                                            ====              =====              ======          ======
Equity securities:
  Common stock.........................     $ --              $  (1)             $   --          $   (1)
  Non-redeemable preferred stock.......       --               (113)                 --            (113)
                                            ----              -----              ------          ------
     Total equity securities...........     $ --              $(114)             $   --          $ (114)
                                            ====              =====              ======          ======
Trading and other securities...........     $(18)             $  --              $   --          $  (18)
LIABILITIES:
Net derivatives........................     $ --              $  --              $  (93)         $  (93)
Net embedded derivatives...............     $ --              $  --              $1,632          $1,632


FVO -- CONSOLIDATED SECURITIZATION ENTITIES

     As discussed in Note 1, upon the adoption of new guidance effective January 1, 2010, the Company elected fair value accounting for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Contractual principal balance...................................         $214
Excess of contractual principal balance over estimated fair
  value.........................................................          (30)
                                                                         ----
  Carrying value at estimated fair value........................         $184
                                                                         ====



     Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses), which is summarized in Note 3.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                               YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------
                                         2010                                  2009                            2008
                         ------------------------------------  ------------------------------------  ------------------------
                           CARRYING    ESTIMATED       NET       CARRYING    ESTIMATED       NET       CARRYING    ESTIMATED
                            VALUE         FAIR     INVESTMENT     VALUE         FAIR     INVESTMENT     VALUE         FAIR
                           PRIOR TO   VALUE AFTER     GAINS      PRIOR TO   VALUE AFTER     GAINS      PRIOR TO   VALUE AFTER
                         MEASUREMENT  MEASUREMENT   (LOSSES)   MEASUREMENT  MEASUREMENT   (LOSSES)   MEASUREMENT  MEASUREMENT
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------  -----------
                                                                     (IN MILLIONS)
Mortgage loans: (1)
  Held-for-investment..      $176         $160        $(16)        $248         $168        $ (80)       $234         $188
  Held-for-sale........        --           --          --           --           --           --          26           16
                             ----         ----        ----         ----         ----        -----        ----         ----
     Mortgage loans,
       net.............      $176         $160        $(16)        $248         $168        $ (80)       $260         $204
                             ====         ====        ====         ====         ====        =====        ====         ====
Other limited
  partnership interests
  (2)..................      $  3         $  1        $ (2)        $805         $517        $(288)       $230         $131
Real estate joint
  ventures (3).........      $  8         $  3        $ (5)        $ 80         $ 43        $ (37)       $ --         $ --
                            YEARS
                            ENDED
                          DECEMBER
                             31,
                         ----------
                            2008
                         ----------
                             NET
                         INVESTMENT
                            GAINS
                          (LOSSES)
                         ----------
                             (IN
                          MILLIONS)
Mortgage loans: (1)
  Held-for-investment..     $(46)
  Held-for-sale........      (10)
                            ----
     Mortgage loans,
       net.............     $(56)
                            ====
Other limited
  partnership interests
  (2)..................     $(99)
Real estate joint
  ventures (3).........     $ --


--------

   (1) Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

   (2) Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments across certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $11 million and $321 million at December 31, 2010 and 2009, respectively.

   (3) Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $3 million and $45 million at December 31, 2010 and 2009, respectively.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                               ESTIMATED
                                                         NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                         AMOUNT      VALUE      VALUE
-------------------------------------------------------  --------   --------   ---------
                                                                  (IN MILLIONS)
ASSETS
  Mortgage loans, net..................................              $41,667    $43,278
  Policy loans.........................................              $ 8,270    $ 9,509
  Real estate joint ventures (1).......................              $    50    $    58
  Other limited partnership interests (1)..............              $ 1,423    $ 1,491
  Short-term investments (2)...........................              $   144    $   144
  Other invested assets (1)............................              $ 1,494    $ 1,506
  Cash and cash equivalents............................              $ 3,485    $ 3,485
  Accrued investment income............................              $ 2,183    $ 2,183
  Premiums, reinsurance and other receivables (1)......              $18,268    $18,999
LIABILITIES
  Policyholder account balances (1)....................              $66,249    $68,861
  Payables for collateral under securities loaned and
     other transactions................................              $17,014    $17,014
  Short-term debt......................................              $   102    $   102
  Long-term debt (1), (3)..............................              $ 3,399    $ 3,473
  Other liabilities (1)................................              $24,553    $25,034
  Separate account liabilities (1).....................              $37,791    $37,791
COMMITMENTS (4)
  Mortgage loan commitments............................   $2,516     $    --    $   (13)
  Commitments to fund bank credit facilities, bridge
     loans and private corporate bond investments......   $1,997     $    --    $    16

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                               ESTIMATED
                                                         NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                         AMOUNT      VALUE      VALUE
-------------------------------------------------------  --------   --------   ---------
                                                                  (IN MILLIONS)
ASSETS
  Mortgage loans, net..................................              $40,620    $39,155
  Policy loans.........................................              $ 8,099    $ 9,108
  Real estate joint ventures (1).......................              $    49    $    61
  Other limited partnership interests (1)..............              $ 1,443    $ 1,431
  Short-term investments (2)...........................              $    15    $    15
  Other invested assets (1)............................              $ 1,707    $ 1,659
  Cash and cash equivalents............................              $ 3,347    $ 3,347
  Accrued investment income............................              $ 2,066    $ 2,066
  Premiums, reinsurance and other receivables (1)......              $18,271    $18,648
LIABILITIES
  Policyholder account balances (1)....................              $64,097    $64,081
  Payables for collateral under securities loaned and
     other transactions................................              $14,662    $14,662
  Short-term debt......................................              $   319    $   319
  Long-term debt (1)...................................              $ 3,474    $ 3,494
  Other liabilities (1)................................              $17,192    $17,192
  Separate account liabilities (1).....................              $28,874    $28,874
COMMITMENTS (4)
  Mortgage loan commitments............................   $1,262     $    --    $   (43)
  Commitments to fund bank credit facilities, bridge
     loans and private corporate bond investments......   $  763     $    --    $   (19)


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because these tables do not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

   (3) Long-term debt as presented in the table above does not include long-term debt of CSEs.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

     The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk. Certain mortgage loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the mortgage loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral is estimated using internal models.

  Policy Loans

     For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

     Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

     Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

     Other invested assets within the preceding tables are principally comprised of loans to affiliates and funds withheld.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

  Cash and Cash Equivalents

     Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

     Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

  Policyholder Account Balances

     Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

     The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

     The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt are generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

     Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded and assumed reinsurance treaties accounted for as deposit type treaties. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

     Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding agreements related to group life contracts; and certain contracts that provide for benefit funding.

     Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

     The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                             DAC     VOBA    TOTAL
                                                           -------   ----   -------
                                                                 (IN MILLIONS)
Balance at January 1, 2008...............................  $ 8,551   $ 77   $ 8,628
  Capitalizations........................................      901     --       901
                                                           -------   ----   -------
     Subtotal............................................    9,452     77     9,529
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................     (157)     4      (153)
     Other expenses......................................     (909)   (19)     (928)
                                                           -------   ----   -------
       Total amortization................................   (1,066)   (15)   (1,081)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................    2,274    146     2,420
  Effect of foreign currency translation and other.......        2      1         3
                                                           -------   ----   -------
Balance at December 31, 2008.............................   10,662    209    10,871
  Capitalizations........................................      857     --       857
                                                           -------   ----   -------
     Subtotal............................................   11,519    209    11,728
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................      254      1       255
     Other expenses......................................     (648)   (22)     (670)
                                                           -------   ----   -------
       Total amortization................................     (394)   (21)     (415)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................   (1,897)   (52)   (1,949)
                                                           -------   ----   -------
Balance at December 31, 2009.............................    9,228    136     9,364
  Capitalizations........................................      804     --       804
                                                           -------   ----   -------
     Subtotal............................................   10,032    136    10,168
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................     (127)    --      (127)
     Other expenses......................................     (809)   (14)     (823)
                                                           -------   ----   -------
       Total amortization................................     (936)   (14)     (950)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................   (1,020)    (7)   (1,027)
                                                           -------   ----   -------
Balance at December 31, 2010.............................  $ 8,076   $115   $ 8,191
                                                           =======   ====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $10 million in 2011, $10 million in 2012, $10 million in 2013, $9 million in 2014 and $8 million in 2015.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC and VOBA by segment is as follows:

                                              DAC               VOBA              TOTAL
                                       ----------------   ---------------   ----------------
                                                            DECEMBER 31,
                                       -----------------------------------------------------
                                        2010      2009     2010     2009     2010      2009
                                       ------   -------   ------   ------   ------   -------
                                                           (IN MILLIONS)
Insurance Products...................  $6,143    $7,034    $ 97     $114    $6,240    $7,148
Retirement Products..................   1,866     2,126      17       20     1,883     2,146
Corporate Benefit Funding............      66        66      --       --        66        66
Corporate & Other....................       1         2       1        2         2         4
                                       -- ---    ------    ----     ----    -- ---    ------
  Total..............................  $8,076    $9,228    $115     $136    $8,191    $9,364
                                       == ===    ======    ====     ====    == ===    ======



7.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                  DECEMBER 31,
                                                               ------------------
                                                               2010   2009   2008
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Balance at January 1,........................................  $111   $111   $108
Acquisitions.................................................    --     --      3
                                                               ----   ----   ----
Balance at December 31,......................................  $111   $111   $111
                                                               ====   ====   ====



     Information regarding goodwill by segment and reporting unit is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Insurance Products:
  Group life......................................................  $  3   $  3
  Individual life.................................................    27     27
  Non-medical health..............................................    65     65
                                                                    ----   ----
     Total Insurance Products.....................................    95     95
Retirement Products...............................................    10     10
Corporate Benefit Funding.........................................     2      2
Corporate & Other.................................................     4      4
                                                                    ----   ----
       Total......................................................  $111   $111
                                                                    ====   ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2010 based upon data at June 30, 2010. The tests indicated that goodwill was not impaired.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

8.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                                            POLICYHOLDER       OTHER POLICY-
                                       FUTURE POLICY          ACCOUNT             RELATED
                                         BENEFITS             BALANCES            BALANCES
                                    ------------------   -----------------   -----------------
                                                           DECEMBER 31,
                                    ----------------------------------------------------------
                                      2010       2009      2010      2009     2010       2009
                                    --------   -------   -------   -------   ------     ------
                                                           (IN MILLIONS)
Insurance Products................  $ 69,529   $68,341   $19,317   $18,947   $5,322     $5,296
Retirement Products...............     6,681     6,400    21,280    21,505       44         41
Corporate Benefit Funding.........    26,391    24,881    48,296    46,103      179        191
Corporate & Other.................       349       338        29        35      104         99
                                    --------   -------   -------   -------   ------     ------
  Total...........................  $102,950   $99,960   $88,922   $86,590   $5,649     $5,627
                                    ========   =======   =======   =======   ======     ======



     See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $412      $427      $431
Acquisitions..............................................     7        --         9
Amortization..............................................   (19)      (15)      (13)
                                                            ----      ----      ----
Balance at December 31,...................................  $400      $412      $427
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $22 million in 2011, $25 million in 2012, $27 million in 2013, $29 million in 2014 and $30 million in 2015. See Note 2 for a description of acquisitions and dispositions.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $173      $144      $132
Capitalization............................................    42        51        40
Amortization..............................................   (25)      (22)      (28)
                                                            ----      ----      ----
Balance at December 31,...................................  $190      $173      $144
                                                            ====      ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $63.8 billion and $53.0 billion at December 31, 2010 and 2009, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $34.0 billion and $27.4 billion at December 31, 2010 and 2009, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.30% and 3.35% at December 31, 2010 and 2009, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.1 billion and $1.3 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company's proportional interest in separate accounts was included in the consolidated balance sheets as follows:

                                                                    DECEMBER 31,
                                                                   --------------
                                                                   2010      2009
                                                                   ----      ----
                                                                    (IN MILLIONS)
Fixed maturity securities........................................  $245       $--
Equity securities................................................  $  6       $35
Cash and cash equivalents........................................  $ 72       $--


     For the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain SPEs that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2010, 2009 and 2008, the Company issued $15.0 billion, $14.1 billion and $18.0 billion, respectively, and repaid $12.3 billion, $16.8 billion and $18.7 billion, respectively, of such funding agreements. At December 31, 2010 and 2009, funding agreements outstanding, which are included in policyholder account balances, were $20.6 billion and $17.3 billion, respectively. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $555 million, $536 million and $911 million, respectively.

     Metropolitan Life Insurance Company is a member of the FHLB of NY and held $890 million and $742 million of common stock of the FHLB of NY at December 31, 2010 and 2009, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including RMBS to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $12.6 billion and $13.7 billion at December 31, 2010 and 2009, respectively, which is included in policyholder account balances. The advances on these agreements were collateralized by mortgage-backed securities with estimated fair values of $14.2 billion and $15.1 billion at December 31, 2010 and 2009, respectively. During the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $276 million, $333 million and $229 million, respectively.

     During 2010, GALIC became a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $10 million of common stock of the FHLB of Des Moines at December 31, 2010, which is included in equity securities. GALIC had no funding agreements with the FHLB of Des Moines at December 31, 2010.

     Metropolitan Life Insurance Company has issued funding agreements to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such SPEs was $2.6 billion and $2.5 billion at December 31, 2010 and 2009, respectively, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural mortgage loans with a carrying value of $2.9 billion at both December 31, 2010 and 2009. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $133 million, $132 million and $132 million, respectively.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2010      2009      2008
                                                       -------   -------   -------
                                                              (IN MILLIONS)
Balance at January 1,................................  $ 6,302   $ 5,669   $ 5,174
  Less: Reinsurance recoverables.....................      354       266       265
                                                       -------   -------   -------
Net balance at January 1,............................    5,948     5,403     4,909
                                                       -------   -------   -------
Incurred related to:
  Current year.......................................    3,733     4,480     4,063
  Prior years........................................       13       (14)      (86)
                                                       -------   -------   -------
     Total incurred..................................    3,746     4,466     3,977
                                                       -------   -------   -------
Paid related to:
  Current year.......................................   (2,244)   (2,664)   (2,481)
  Prior years........................................   (1,359)   (1,257)   (1,002)
                                                       -------   -------   -------
     Total paid......................................   (3,603)   (3,921)   (3,483)
                                                       -------   -------   -------
Net balance at December 31,..........................    6,091     5,948     5,403
  Add: Reinsurance recoverables......................      448       354       266
                                                       -------   -------   -------
Balance at December 31,..............................  $ 6,539   $ 6,302   $ 5,669
                                                       =======   =======   =======



     During 2010, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased by $13 million. During 2009 and 2008, claims and claim

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

adjustment expenses associated with prior years decreased by $14 million and $86 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2010                             2009
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $   4,610       $     N/A        $   4,225       $     N/A
Net amount at risk (2)..................     $      78 (3)   $     N/A        $     218 (3)   $     N/A
Average attained age of
  contractholders.......................      61 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  40,114       $  13,797        $  34,891       $   9,739
Net amount at risk (2)..................     $   1,241 (3)   $   1,271 (4)    $   2,516 (3)   $   1,552 (4)
Average attained age of
  contractholders.......................      63 years        59 years         62 years        58 years
TWO TIER ANNUITIES
General account value...................           N/A       $     280              N/A       $     282
Net amount at risk (2)..................           N/A       $      49 (5)          N/A       $      50 (5)
Average attained age of
  contractholders.......................           N/A        62 years              N/A        61 years



                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                       2010                          2009
                                            -------------------------     -------------------------
                                             SECONDARY       PAID-UP       SECONDARY       PAID-UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................   $   6,194      $   1,250      $   5,679      $   1,297
Net amount at risk (2)....................   $  88,425 (3)  $  10,713 (3)  $  92,771 (3)  $  11,521 (3)
Average attained age of policyholders.....    50 years       57 years       48 years       56 years

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND VARIABLE
                                                                          LIFE CONTRACTS
                                                                     -----------------------
                                             ANNUITY CONTRACTS
                                        --------------------------
                                        GUARANTEED     GUARANTEED
                                           DEATH     ANNUITIZATION    SECONDARY     PAID-UP
                                         BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                        ----------   -------------   ----------   ----------   -----
                                                                (IN MILLIONS)
DIRECT
  Balance at January 1, 2008..........     $ 28           $ 19          $ 13          $12       $ 72
     Incurred guaranteed benefits.....       59             70            14            1        144
     Paid guaranteed benefits.........      (18)            --            --           --        (18)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       69             89            27           13        198
     Incurred guaranteed benefits.....       21             --            40            8         69
     Paid guaranteed benefits.........      (33)            --            --           --        (33)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       57             89            67           21        234
     Incurred guaranteed benefits.....       10             24           179           28        241
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 61           $113          $246          $49       $469
                                           ====           ====          ====          ===       ====
CEDED
  Balance at January 1, 2008..........     $ 20           $  4          $ --          $--       $ 24
     Incurred guaranteed benefits.....       32             22            --           --         54
     Paid guaranteed benefits.........      (12)            --            --           --        (12)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       40             26            --           --         66
     Incurred guaranteed benefits.....       30              2            44            8         84
     Paid guaranteed benefits.........      (33)            --            --           --        (33)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       37             28            44            8        117
     Incurred guaranteed benefits.....       13              8           165           26        212
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 44           $ 36          $209          $34       $323
                                           ====           ====          ====          ===       ====
NET
  Balance at January 1, 2008..........     $  8           $ 15          $ 13          $12       $ 48
     Incurred guaranteed benefits.....       27             48            14            1         90
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       29             63            27           13        132
     Incurred guaranteed benefits.....       (9)            (2)           (4)          --        (15)
     Paid guaranteed benefits.........       --             --            --           --         --
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       20             61            23           13        117
     Incurred guaranteed benefits.....       (3)            16            14            2         29
     Paid guaranteed benefits.........       --             --            --           --         --
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 17           $ 77          $ 37          $15       $146
                                           ====           ====          ====          ===       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $19,167   $16,701
  Balanced....................................................   11,640     8,762
  Bond........................................................    3,875     3,342
  Money Market................................................      218       369
  Specialty...................................................      886       794
                                                                -------   -------
     Total....................................................  $35,786   $29,968
                                                                =======   =======



9.  REINSURANCE

     The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

     The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

     The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion and $2.2 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2009, the Company had $5.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of which were unsecured.

     The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                                (IN MILLIONS)
PREMIUMS:
  Direct premiums......................................  $18,793   $19,285   $19,246
  Reinsurance assumed..................................    1,155     1,197     1,334
  Reinsurance ceded....................................   (1,429)   (1,853)   (2,136)
                                                         -------   -------   -------
     Net premiums......................................  $18,519   $18,629   $18,444
                                                         =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product
     policy fees.......................................  $ 2,627   $ 2,565   $ 2,741
  Reinsurance assumed..................................       13         9         7
  Reinsurance ceded....................................     (565)     (507)     (463)
                                                         -------   -------   -------
     Net universal life and investment-type product
       policy fees.....................................  $ 2,075   $ 2,067   $ 2,285
                                                         =======   =======   =======
OTHER REVENUES:
  Direct other revenues................................  $   750   $   779   $   859
  Reinsurance assumed..................................       (5)       (5)       (5)
  Reinsurance ceded....................................      980       965     1,028
                                                         -------   -------   -------
     Net other revenues................................  $ 1,725   $ 1,739   $ 1,882
                                                         =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..............  $21,246   $21,570   $21,863
  Reinsurance assumed..................................    1,235     1,045     1,018
  Reinsurance ceded....................................   (1,774)   (1,953)   (2,182)
                                                         -------   -------   -------
     Net policyholder benefits and claims..............  $20,707   $20,662   $20,699
                                                         =======   =======   =======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Direct interest credited to policyholder account
     balances..........................................  $ 2,581   $ 2,734   $ 3,228
  Reinsurance assumed..................................       28        13        23
  Reinsurance ceded....................................      (86)      (78)      (70)
                                                         -------   -------   -------
     Net interest credited to policyholder account
       balances........................................  $ 2,523   $ 2,669   $ 3,181
                                                         =======   =======   =======
POLICYHOLDER DIVIDENDS:
  Direct policyholder dividends........................  $ 1,475   $ 1,643   $ 1,740
  Reinsurance ceded....................................      (32)      (31)      (24)
                                                         -------   -------   -------
     Net policyholder dividends........................  $ 1,443   $ 1,612   $ 1,716
                                                         =======   =======   =======
OTHER EXPENSES:
  Direct other expenses................................  $ 5,140   $ 4,945   $ 5,681
  Reinsurance assumed..................................      462       427       182
  Reinsurance ceded....................................      657       637       715
                                                         -------   -------   -------
     Net other expenses................................  $ 6,259   $ 6,009   $ 6,578
                                                         =======   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                DECEMBER 31, 2010
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....  $ 26,802    $  476   $25,316      $  1,010
Deferred policy acquisition costs and value of
  business acquired.............................     8,191       342      (473)        8,322
                                                  --------    ------   -------      --------
  Total assets..................................  $ 34,993    $  818   $24,843      $  9,332
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $102,950    $1,723   $    --      $101,227
Policyholder account balances...................    88,922       320        --        88,602
Other policy-related balances...................     5,649       279       (78)        5,448
Other liabilities...............................    35,113     7,543    20,055         7,515
                                                  --------    ------   -------      --------
  Total liabilities.............................  $232,634    $9,865   $19,977      $202,792
                                                  ========    ======   =======      ========




                                                                DECEMBER 31, 2009
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....  $ 26,375    $  525   $24,885      $    965
Deferred policy acquisition costs and value of
  business acquired.............................     9,364       343      (575)        9,596
                                                  --------    ------   -------      --------
  Total assets..................................  $ 35,739    $  868   $24,310      $ 10,561
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 99,960    $1,771   $    --      $ 98,189
Policyholder account balances...................    86,590       810        --        85,780
Other policy-related balances...................     5,627       270      (169)        5,526
Other liabilities...............................    33,690     6,788    19,150         7,752
                                                  --------    ------   -------      --------
  Total liabilities.............................  $225,867    $9,639   $18,981      $197,247
                                                  ========    ======   =======      ========



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $18.2 billion and $18.3 billion at December 31, 2010 and 2009, respectively. The deposit liabilities for assumed reinsurance were $7.1 billion and $6.9 billion at December 31, 2010 and 2009, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                             2010     2009     2008
                                                            ------   ------   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Reinsurance assumed (1).................................  $   88   $   66   $  43
  Reinsurance ceded.......................................     (63)     (43)    (46)
                                                            ------   ------   -----
     Net premiums.........................................  $   25   $   23   $  (3)
                                                            ======   ======   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance assumed.....................................  $   13   $    9   $   7
  Reinsurance ceded.......................................    (230)    (177)   (178)
                                                            ------   ------   -----
     Net universal life and investment-type product policy
       fees...............................................  $ (217)  $ (168)  $(171)
                                                            ======   ======   =====
OTHER REVENUES:
  Reinsurance assumed.....................................  $   (5)  $   (4)  $  (5)
  Reinsurance ceded (2)...................................     908      901     923
                                                            ------   ------   -----
     Net other revenues...................................  $  903   $  897   $ 918
                                                            ======   ======   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance assumed (1).................................  $  112   $   75   $  57
  Reinsurance ceded.......................................    (129)     (91)   (133)
                                                            ------   ------   -----
     Net policyholder benefits and claims.................  $  (17)  $  (16)  $ (76)
                                                            ======   ======   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance assumed.....................................  $   26   $   10   $  22
  Reinsurance ceded.......................................     (86)     (78)    (70)
                                                            ------   ------   -----
     Net interest credited to policyholder account
       balances...........................................  $  (60)  $  (68)  $ (48)
                                                            ======   ======   =====
POLICYHOLDER DIVIDENDS:
  Reinsurance assumed.....................................  $   --   $   --   $  --
  Reinsurance ceded.......................................     (16)     (18)    (20)
                                                            ------   ------   -----
     Net policyholder dividends...........................  $  (16)  $  (18)  $ (20)
                                                            ======   ======   =====
OTHER EXPENSES:
  Reinsurance assumed.....................................  $  362   $  331   $ 128
  Reinsurance ceded (1), (2)..............................     826      791     825
                                                            ------   ------   -----
     Net other expenses...................................  $1,188   $1,122   $ 953
                                                            ======   ======   =====



--------

   (1) As a result of the RGA transaction discussed in Note 2, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates for the year ended December 31, 2008 included assumed premiums, assumed benefits and other expenses on ceded reinsurance of ($14) million, $42 million and $6 million, respectively.

   (2) In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized $908 million and $819 million of interest earned on the deposit included within premiums, reinsurance and other receivables, as well as certain administrative fees for the years ended December 31, 2010 and 2009, respectively. The Company also recognized in other expenses $898 million, $888 million and $911 million of interest expense associated with the funds withheld for the years ended December 31, 2010, 2009 and 2008, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                DECEMBER 31,
                                                   -------------------------------------
                                                          2010                2009
                                                   -----------------   -----------------
                                                   ASSUMED    CEDED    ASSUMED    CEDED
                                                   -------   -------   -------   -------
                                                               (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......   $   14   $19,423    $   14   $19,035
Deferred policy acquisition costs and value of
  business acquired..............................      310      (323)      307      (399)
                                                    ------   -------    ------   -------
  Total assets...................................   $  324   $19,100    $  321   $18,636
                                                    ======   =======    ======   =======
LIABILITIES:
Future policy benefits...........................   $  401   $    --    $  400   $    --
Policyholder account balances....................      281        --       721        --
Other policy-related balances....................       49       (78)       30      (169)
Other liabilities................................    7,059    17,844     6,440    17,034
                                                    ------   -------    ------   -------
  Total liabilities..............................   $7,790   $17,766    $7,591   $16,865
                                                    ======   =======    ======   =======



     MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which was separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and decreased the funds withheld balance by $9 million at December 31, 2010. The change in fair value of the embedded derivative included in net derivative gains (losses), was $9 million for the year ended December 31, 2010. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $27 million at December 31, 2010, and was considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for the year ended December 31, 2010, respectively, and is included in universal life and investment-type product policy fees in the consolidated statement of operations. At December 31, 2010, unearned revenue related to the experience refund was $22 million, and is included in other policy-related balances in the consolidated balance sheets.

     The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value were included within net derivative gains (losses). The embedded derivatives associated with the cessions were included within premiums, reinsurance and other receivables and were assets of $295 million and $263 million at

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2010 and 2009, respectively. For the years ended December 31, 2010, 2009 and 2008, net derivative gains (losses) included ($66) million, ($596) million and $729 million, respectively, in changes in fair value of such embedded derivatives.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which was separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $697 million and $101 million at December 31, 2010 and 2009, respectively. The change in estimated fair value of the embedded derivative, included in net derivative gains (losses), was ($596) million, ($1,304) million and $1,203 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.4 billion and $1.3 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $15.8 billion and $15.9 billion at December 31, 2010 and 2009, respectively. The deposit liabilities for assumed affiliated reinsurance were $7.0 billion and $6.8 billion at December 31, 2010 and 2009, respectively.

10.  CLOSED BLOCK

     On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. The policyholder dividend obligation increased to $876 million at December 31, 2010, from zero at December 31, 2009, as a result of recent unrealized gains in the closed block. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits........................................  $43,456   $43,576
Other policy-related balances.................................      316       307
Policyholder dividends payable................................      579       615
Policyholder dividend obligation..............................      876        --
Current income tax payable....................................      178        --
Other liabilities.............................................      627       576
                                                                -------   -------
  Total closed block liabilities..............................   46,032    45,074
                                                                -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,067 and $27,129,
     respectively)............................................   28,768    27,375
  Equity securities available-for-sale, at estimated fair
     value (cost: $110 and $204, respectively)................      102       218
  Mortgage loans..............................................    6,253     6,200
  Policy loans................................................    4,629     4,538
  Real estate and real estate joint ventures held-for-
     investment...............................................      328       321
  Short-term investments......................................        1         1
  Other invested assets.......................................      729       463
                                                                -------   -------
     Total investments........................................   40,810    39,116
Cash and cash equivalents.....................................      236       241
Accrued investment income.....................................      518       489
Premiums, reinsurance and other receivables...................       95        78
Current income tax recoverable................................       --       112
Deferred income tax assets....................................      474       612
                                                                -------   -------
  Total assets designated to the closed block.................   42,133    40,648
                                                                -------   -------
Excess of closed block liabilities over assets designated to
  the closed block............................................    3,899     4,426
                                                                -------   -------
Amounts included in accumulated other comprehensive income
  (loss):
  Unrealized investment gains (losses), net of income tax of
     $594 and $89, respectively...............................    1,101       166
  Unrealized gains (losses) on derivative instruments, net of
     income tax of $5 and ($3), respectively..................       10        (5)
  Allocated to policyholder dividend obligation, net of income
     tax of ($307) and $0, respectively.......................     (569)       --
                                                                -------   -------
     Total amounts included in accumulated other comprehensive
       income (loss)..........................................      542       161
                                                                -------   -------
Maximum future earnings to be recognized from closed block
  assets and liabilities......................................  $ 4,441   $ 4,587
                                                                =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation was as follows:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2010   2009    2008
                                                               ----   ----   -----
                                                                  (IN MILLIONS)
Balance at January 1,........................................  $ --    $--   $ 789
Change in unrealized investment and derivative gains
  (losses)...................................................   876     --    (789)
                                                               ----    ---   -----
Balance at December 31,......................................  $876    $--   $  --
                                                               ====    ===   =====



     Information regarding the closed block revenues and expenses was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
REVENUES
Premiums.................................................  $2,461   $2,708   $2,787
Net investment income....................................   2,294    2,197    2,248
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities..........................................     (32)    (107)     (94)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive income
     (loss)..............................................      --       40       --
  Other net investment gains (losses)....................      71      327      (19)
                                                           ------   ------   ------
     Total net investment gains (losses).................      39      260     (113)
  Net derivative gains (losses)..........................     (27)    (128)      29
                                                           ------   ------   ------
     Total revenues......................................   4,767    5,037    4,951
                                                           ------   ------   ------
EXPENSES
Policyholder benefits and claims.........................   3,115    3,329    3,393
Policyholder dividends...................................   1,235    1,394    1,498
Other expenses...........................................     199      203      217
                                                           ------   ------   ------
     Total expenses......................................   4,549    4,926    5,108
                                                           ------   ------   ------
Revenues, net of expenses before provision for income tax
  expense (benefit)......................................     218      111     (157)
Provision for income tax expense (benefit)...............      72       36      (68)
                                                           ------   ------   ------
Revenues, net of expenses and provision for income tax
  expense (benefit)......................................  $  146   $   75   $  (89)
                                                           ======   ======   ======



     The change in the maximum future earnings of the closed block was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Balance at December 31,..................................  $4,441   $4,587   $4,518
Less:
  Closed block adjustment (1)............................      --      144       --
Balance at January 1,....................................   4,587    4,518    4,429
                                                           ------   ------   ------
Change during year.......................................  $ (146)  $  (75)  $   89
                                                           ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                          RANGE         AVERAGE    MATURITY    2010     2009
                                       -----------     --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Surplus notes -- affiliated..........  2.23%-7.38%       4.61%    2011-2037   $1,874   $1,986
Surplus notes........................  7.63%-7.88%       7.85%    2015-2025      699      698
Capital notes -- affiliated..........     7.13%          7.13%    2032-2033      500      500
Mortgage loans -- affiliated.........  7.01%-7.26%       7.18%       2020        199      200
Other notes with varying interest
  rates..............................  3.76%-8.56%       8.45%    2011-2017      102       65
Secured demand note -- affiliated....     0.50%          0.50%       2011         25       25
Capital lease obligations............                                             27       28
                                                                              ------   ------
Total long-term debt (1).............                                          3,426    3,502
Total short-term debt................                                            102      319
                                                                              ------   ------
  Total..............................                                         $3,528   $3,821
                                                                              ======   ======



--------

   (1) Excludes $184 million at December 31, 2010 of long-term debt relating to CSEs. See Note 3.

     The aggregate maturities of long-term debt at December 31, 2010 for the next five years and thereafter are $853 million in 2011, less than $1 million in 2012, less than $1 million in 2013, $217 million in 2014, $388 million in 2015 and $1,968 million thereafter.

     Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

     Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all covenants at both December 31, 2010 and 2009.

  SURPLUS NOTES -- AFFILIATED

     On December 29, 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of 6-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On November 8, 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

     In December 2009, Metropolitan Life Insurance Company's $700 million surplus note issued to MetLife, Inc. was renewed and increased to $775 million, extending the maturity to 2011 with an interest rate of 6-month LIBOR plus 1.80%.

     In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  MORTGAGE LOANS -- AFFILIATED

     In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MetLife Insurance Company of Connecticut and its wholly-owned subsidiary, MetLife Investors USA Insurance Company, both affiliates of the Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01% payable in quarterly interest payments through maturity in 2020, and $140 million bears interest at a rate of 7.26% and is payable in quarterly principal and interest payments through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

  SHORT-TERM DEBT

     Short-term debt with maturities of one year or less was $102 million and $319 million at December 31, 2010 and 2009, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2010, 2009 and 2008, the weighted average interest rate on short-term debt was 0.21%, 0.35% and 2.40%, respectively. During the years ended December 31, 2010, 2009 and 2008, the average daily balance of short-term debt was $311 million, $365 million and $421 million, respectively, and was outstanding for an average of 29 days, 23 days and 25 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $202 million, $166 million and $192 million for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts include $143 million, $105 million and $120 million of interest expense related to affiliated debt for the years ended December 31, 2010, 2009 and 2008, respectively.

  CREDIT AND COMMITTED FACILITIES

     The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2010. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

     Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


associated with these credit facilities were $8 million, $6 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Information on these credit facilities at December 31, 2010 is as follows:

                                                               LETTER OF
                                                                 CREDIT                   UNUSED
BORROWER(S)                           EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------------------------------  ------------   --------   ---------   ---------   -----------
                                                             (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................  October 2011    $1,000      $   --       $--         $1,000
MetLife, Inc. and MetLife Funding,
  Inc. ............................  October 2013 (1) 3,000       1,507        --          1,493
                                                     ------      ------       ---         ------
  Total............................                  $4,000      $1,507       $--         $2,493
                                                     ======      ======       ===         ======



--------

   (1) All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

     Committed Facilities. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $4 million, $3 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Information on the committed facility at December 31, 2010 is as follows:

                                                         LETTER OF
                                                           CREDIT                   UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)        EXPIRATION   CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------------  ----------   --------   ---------   ---------   -----------   --------
                                                              (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc. &
  Missouri Reinsurance
  (Barbados), Inc. ............   June 2016     $500        $490        $--          $10           5


12.  INCOME TAX

     The provision for income tax from continuing operations was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                            2010     2009     2008
                                                            ----   -------   ------
                                                                 (IN MILLIONS)
Current:
  Federal.................................................  $309   $   212   $ (295)
  State and local.........................................     4         3        2
  Foreign.................................................    46       174      253
                                                            ----   -------   ------
     Subtotal.............................................   359       389      (40)
                                                            ----   -------   ------
Deferred:
  Federal.................................................   354    (2,226)   1,668
  Foreign.................................................    69       (53)      22
                                                            ----   -------   ------
     Subtotal.............................................   423    (2,279)   1,690
                                                            ----   -------   ------
       Provision for income tax expense (benefit).........  $782   $(1,890)  $1,650
                                                            ====   =======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate.....................  $ 895   $(1,548)  $1,758
Tax effect of:
  Tax-exempt investment income...........................   (100)     (149)    (116)
  State and local income tax.............................      1        --        1
  Prior year tax.........................................     48       (11)      52
  Tax credits............................................    (72)      (85)     (56)
  Foreign tax rate differential and change in valuation
     allowance...........................................      5       (77)     (14)
  Other, net.............................................      5       (20)      25
                                                           -----   -------   ------
     Provision for income tax expense (benefit)..........  $ 782   $(1,890)  $1,650
                                                           =====   =======   ======



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                   (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables......................  $2,787   $3,245
  Net operating loss carryforwards..............................      24       49
  Employee benefits.............................................     632      751
  Capital loss carryforwards....................................      12        5
  Tax credit carryforwards......................................     287      296
  Net unrealized investment losses..............................      --      326
  Litigation-related and government mandated....................     220      239
  Other.........................................................      17       24
                                                                  ------   ------
                                                                   3,979    4,935
  Less: Valuation allowance.....................................      38       26
                                                                  ------   ------
                                                                   3,941    4,909
                                                                  ------   ------
Deferred income tax liabilities:
  Investments, including derivatives............................   1,219    1,338
  DAC...........................................................   2,235    2,283
  Net unrealized investment gains...............................   1,239       --
  Intangibles...................................................     189      184
  Other.........................................................       9       10
                                                                  ------   ------
                                                                   4,891    3,815
                                                                  ------   ------
  Net deferred income tax asset (liability).....................  $ (950)  $1,094
                                                                  ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Domestic net operating loss carryforwards of $29 million at December 31, 2010 will expire beginning in 2020. State net operating loss carryforwards of $26 million at December 31, 2010 will expire beginning in 2011. Foreign net operating loss carryforwards of $38 million at December 31, 2010 were generated in various foreign countries with expiration periods of five years to indefinite expiration. Foreign capital loss carryforwards of $35 million at December 31, 2010 will expire beginning in 2014. Tax credit carryforwards were $287 million at December 31, 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain state and foreign net operating and capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2010, the Company recorded an overall increase to the deferred tax valuation allowance of $12 million, comprised of an increase of $4 million related to certain state and foreign net operating loss carryforwards and an increase of $8 million related to certain foreign capital loss carryforwards.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. In April 2010, the IRS exam of the current audit cycle, years 2003 to 2006, began.

     The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits, associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

     At December 31, 2010, the Company's total amount of unrecognized tax benefits was $499 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $432 million. The total amount of unrecognized tax benefits decreased by $93 million from December 31, 2009 primarily due to decreases for tax positions of prior years and settlements reached with the IRS. Settlements with tax authorities amounted to $31 million, all of which was reclassified to current and deferred income tax payable, as applicable, with $1 million paid in 2010.

     At December 31, 2009, the Company's total amount of unrecognized tax benefits was $592 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $490 million. The total amount of unrecognized tax benefits decreased by $1 million from December 31, 2008 primarily due to additions for tax positions of the current and prior years offset by settlements reached with the IRS. Settlements with tax authorities amounted to $45 million, of which $43 million was reclassified to current income tax payable and paid in 2009 and $2 million reduced current income tax expense.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income tax payable, as applicable, of which $2 million was paid in 2008 and $133 million was paid in 2009.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2010   2009    2008
                                                              ----   ----   -----
                                                                 (IN MILLIONS)
Balance at January 1,.......................................  $592   $593   $ 655
Additions for tax positions of prior years..................     2     42       4
Reductions for tax positions of prior years.................   (54)   (30)    (33)
Additions for tax positions of current year.................     2     34     120
Reductions for tax positions of current year................    (1)    (2)    (12)
Settlements with tax authorities............................   (31)   (45)   (135)
Lapses of statutes of limitations...........................   (11)    --      (6)
                                                              ----   ----   -----
Balance at December 31,.....................................  $499   $592   $ 593
                                                              ====   ====   =====



     During the year ended December 31, 2010, the Company recognized $27 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2010, the Company had $176 million of accrued interest associated with the liability for unrecognized tax benefits. The $4 million increase from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $27 million of interest expense and a $23 million decrease primarily resulting from the aforementioned IRS settlements. Of the $23 million decrease, $9 million has been reclassified to current income tax payable of which $2 million was paid in 2010. The remaining $14 million reduced interest expense.

     During the year ended December 31, 2009, the Company recognized $38 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $172 million of accrued interest associated with the liability for unrecognized tax benefits. The $16 million increase from December 31, 2008 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $38 million of interest expense and a $22 million decrease primarily resulting from the aforementioned IRS settlements. Of the $22 million decrease, $20 million was reclassified to current income tax payable and was paid in 2009. The remaining $2 million reduced interest expense.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million was reclassified to current income tax payable in 2008, with $4 million and $69 million paid in 2008 and 2009, respectively. The remaining $1 million reduced interest expense.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $38 million and $101 million, respectively, related to the separate account DRD. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return. The 2009 benefit included a benefit of $10 million related to a true-up of the 2008 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2010.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                         (IN MILLIONS, EXCEPT NUMBER
                                                                  OF CLAIMS)
Asbestos personal injury claims at year end............   68,513    68,804    74,027
Number of new claims during the year...................    5,670     3,910     5,063
Settlement payments during the year (1)................  $  34.9   $  37.6   $  99.0


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies at September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted at September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2010.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

     United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011). On January 4, 2011, the United States commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint seeks injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et. al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the United States. Homer City OL6 LLC is a defendant in this action. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs.

     In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and a third party for past costs and for future environmental testing costs at the Chemform Site.

     Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Retained Asset Account Matters

     The New York Attorney General announced on July 29, 2010 that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company and other insurance carriers. The Company received the subpoena on July 30, 2010. The Company also has received requests for documents and information from U.S. congressional committees and members as well as various state regulatory bodies, including the New York State Insurance Department (the "Department"). It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the Company's retained asset account known as the Total Control Account ("TCA"), but management believes that the Company's consolidated financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit. Metropolitan Life Insurance Company is a defendant in lawsuits related to the TCA. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

     Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed March 28, 2008). This putative class action lawsuit alleges breach of contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. On September 20, 2010, plaintiff filed a Notice of Appeal to the United States Court of Appeals for the Ninth Circuit.

     Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed December 4, 2008). This putative class action lawsuit alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option under

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On November 24, 2009, plaintiffs filed a Notice of Appeal to the United States Court of Appeals for the Second Circuit.

     Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees Group Life Insurance program. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has stayed. On November 22, 2010, Metropolitan Life Insurance Company filed a motion to dismiss.

  Other Litigation

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc ("MSI"). Plaintiffs asserted legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs sought rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In August 2009, the district court granted defendants' motion for summary judgment. On February 2, 2011, the United States Court of Appeals for the Tenth Circuit affirmed the judgment of the district court granting Metropolitan Life Insurance Company's and MSI's summary judgment motion.

     Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

     Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in this lawsuit. Metropolitan Life Insurance Company is currently not a party to the Kang v. Sun Life lawsuit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $42    $40
  Premium tax offsets currently available for paid assessments.....     7      8
                                                                      ---    ---
                                                                      $49    $48
                                                                      ===    ===
Other Liabilities:
  Insolvency assessments...........................................   $63    $60
                                                                      ===    ===



     Net assessments levied against the Company were $3 million and $2 million for the years ended December 31, 2010 and 2008, respectively. Net assessments levied against the Company were insignificant for the year ended December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                                 GROSS
                                                           RENTAL   SUBLEASE    RENTAL
                                                           INCOME    INCOME    PAYMENTS
                                                           ------   --------   --------
                                                                   (IN MILLIONS)
2011.....................................................   $359       $15       $192
2012.....................................................   $310       $14       $167
2013.....................................................   $273       $13       $155
2014.....................................................   $232       $10       $116
2015.....................................................   $184       $ 6       $106
Thereafter...............................................   $461       $44       $909


     During 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City, Queens to Manhattan. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and Manhattan, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. During 2009, pending sublease deals were impacted by the further decline of market conditions, which resulted in an additional lease impairment charge of $52 million. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.4 billion and $2.6 billion at December 31, 2010 and 2009, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.5 billion and $1.3 billion at December 31, 2010 and 2009, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $1,997 million and $763 million at December 31, 2010 and 2009, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2010, the Company did not record any additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $3 million at both December 31, 2010 and 2009, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2010, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. The Company's proportionate share of net pension expense related to its sponsored pension plans was $309 million and $355 million for the years ended December 31, 2010 and 2009, respectively.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement was less than $1 million and $70 million for the years ended December 31, 2010 and 2009, respectively.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                                DECEMBER 31,
                                                     ---------------------------------
                                                      2010     2009     2010     2009
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at January 1,...................  $6,287   $5,993   $1,829   $1,616
  Service costs....................................     150      147       17       22
  Interest costs...................................     375      374      111      123
  Plan participants' contributions.................      --       --       33       30
  Net actuarial (gains) losses.....................     277      393       68      350
  Settlements and curtailments.....................       6       12       --       --
  Change in benefits...............................      --       (7)     (81)    (167)
  Net transfer in (out) of controlled group........      --     (251)     (17)      --
  Prescription drug subsidy........................      --       --       12       12
  Benefits paid....................................    (405)    (374)    (153)    (157)
                                                     ------   ------   ------   ------
Benefit obligation at December 31,.................   6,690    6,287    1,819    1,829
                                                     ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at January 1,............   5,419    5,516    1,118    1,010
  Actual return on plan assets.....................     673      486       98      135
  Plan participants' contributions.................      --       --       33        2
  Employer contribution............................     289       57       87        4
  Net transfer in (out) of controlled group........      --     (266)     (12)      --
  Benefits paid....................................    (405)    (374)    (140)     (33)
                                                     ------   ------   ------   ------
  Fair value of plan assets at December 31,........   5,976    5,419    1,184    1,118
                                                     ------   ------   ------   ------
Funded status at December 31,......................  $ (714)  $ (868)  $ (635)  $ (711)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheets consist of:
  Other assets.....................................  $  107   $   --   $   --   $   --
  Other liabilities................................    (821)    (868)    (635)    (711)
                                                     ------   ------   ------   ------
     Net amount recognized.........................  $ (714)  $ (868)  $ (635)  $ (711)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $2,058   $2,226   $  399   $  388
  Prior service costs (credit).....................      16       22     (287)    (289)
                                                     ------   ------   ------   ------
     Accumulated other comprehensive (income)
       loss........................................   2,074    2,248      112       99
Deferred income tax (benefit)......................    (717)    (786)     (40)     (34)
                                                     ------   ------   ------   ------
  Accumulated other comprehensive (income) loss,
     net of income tax.............................  $1,357   $1,462   $   72   $   65
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension benefit plans were as follows:

                                                             NON-QUALIFIED
                                         QUALIFIED PLAN           PLAN               TOTAL
                                        ---------------     ---------------     ---------------
                                                              DECEMBER 31,
                                        -------------------------------------------------------
                                         2010     2009       2010      2009      2010     2009
                                        ------   ------     -----     -----     ------   ------
                                                             (IN MILLIONS)
Aggregate fair value of plan assets...  $5,976   $5,419     $  --     $  --     $5,976   $5,419
Aggregate projected benefit
  obligation..........................   5,869    5,500       821       787      6,690    6,287
                                        ------   ------     -----     -----     ------   ------
Over (under) funded...................  $  107   $  (81)    $(821)    $(787)    $ (714)  $ (868)
                                        ======   ======     =====     =====     ======   ======



     The accumulated benefit obligations for all defined benefit pension plans were $6,393 million and $5,941 million at December 31, 2010 and 2009, respectively.

     The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Projected benefit obligation......................................  $821   $787
Accumulated benefit obligation....................................  $748   $703
Fair value of plan assets.........................................  $ --   $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                                           OTHER
                                                         PENSION       POSTRETIREMENT
                                                         BENEFITS         BENEFITS
                                                      -------------   ---------------
                                                                DECEMBER 31,
                                                      -------------------------------
                                                      2010    2009     2010     2009
                                                      ----   ------   ------   ------
                                                               (IN MILLIONS)
Projected benefit obligation........................  $821   $6,254   $1,819   $1,829
Fair value of plan assets...........................  $ --   $5,400   $1,184   $1,118


     Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

     i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

     ii) Interest Costs on the Liability -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

     iii) Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

     iv) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     v) Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

          vi) Amortization of Prior Service Costs -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

     The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                             OTHER
                                                                         POSTRETIREMENT
                                                PENSION BENEFITS            BENEFITS
                                             ----------------------   -------------------
                                                       YEARS ENDED DECEMBER 31,
                                             --------------------------------------------
                                              2010    2009    2008    2010    2009   2008
                                             -----   -----   ------   ----   -----   ----
                                                             (IN MILLIONS)
Net Periodic Benefit Costs:
  Service costs............................  $ 150   $ 147   $  159   $ 17   $  22   $ 20
  Interest costs...........................    375     374      375    111     123    101
  Settlement and curtailment costs.........      8      18       --     --      --     --
  Expected return on plan assets...........   (422)   (414)    (517)   (79)    (74)   (88)
  Amortization of net actuarial (gains)
     losses................................    192     223       24     38      43     --
  Amortization of prior service costs
     (credit)..............................      6       8       15    (83)    (36)   (36)
                                             -----   -----   ------   ----   -----   ----
       Total net periodic benefit costs....    309     356       56      4      78     (3)
                                             -----   -----   ------   ----   -----   ----
Other Changes in Plan Assets and Benefit
  Obligations
  Recognized in Other Comprehensive Income
     (Loss):
  Net actuarial (gains) losses.............     24     251    1,563     49     284    258
  Prior service costs (credit).............     --     (12)     (19)   (81)   (167)    37
  Amortization of net actuarial gains
     (losses)..............................   (192)   (223)     (24)   (38)    (43)    --
  Amortization of prior service (costs)
     credit................................     (6)     (8)     (15)    83      36     36
                                             -----   -----   ------   ----   -----   ----
     Total recognized in other
       comprehensive income (loss).........   (174)      8    1,505     13     110    331
                                             -----   -----   ------   ----   -----   ----
       Total recognized in net periodic
          benefit costs and other
          comprehensive income (loss)......  $ 135   $ 364   $1,561   $ 17   $ 188   $328
                                             =====   =====   ======   ====   =====   ====



     For the year ended December 31, 2010, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of ($174) million and other postretirement benefits of $13 million for an aggregate reduction in other comprehensive income
(loss) of ($161) million before income tax and ($98) million, net of income tax.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $171 million and $5 million, respectively.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $34 million and ($108) million, respectively.

     The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company will no longer apply for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                  DECEMBER 31,
                                                              -------------------
                                                               2010   2009   2008
                                                              -----   ----   ----
                                                                 (IN MILLIONS)
Cumulative reduction in other postretirement benefits
  obligations:
  Balance at January 1,.....................................  $ 247   $317   $299
  Service costs.............................................      3      2      5
  Interest costs............................................     16     16     20
  Net actuarial gains (losses)..............................   (255)   (76)     3
  Prescription drug subsidy.................................    (11)   (12)   (10)
                                                              -----   ----   ----
     Balance at December 31,................................  $  --   $247   $317
                                                              =====   ====   ====




                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Reduction in net periodic other postretirement benefit
  costs:
  Service costs.............................................   $ 3       $ 2       $ 5
  Interest costs............................................    16        16        20
  Amortization of net actuarial gains (losses)..............    10        11        --
                                                               ---       ---       ---
     Total reduction in net periodic benefit costs..........   $29       $29       $25
                                                               ===       ===       ===



     The Company received subsidies of $8 million, $12 million and $12 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                                             MENT
                                                   PENSION BENEFITS        BENEFITS
                                                ---------------------   -------------
                                                             DECEMBER 31,
                                                -------------------------------------
                                                   2010        2009      2010    2009
                                                ---------   ---------   -----   -----
                                                              (IN MILLIONS)
Weighted average discount rate................      5.80%       6.25%   5.80%   6.25%
Rate of compensation increase.................  3.5%-7.5%   2.0%-7.5%     N/A     N/A


     Assumptions used in determining net periodic benefit costs were as follows:

                                                                             OTHER
                                                                         POSTRETIREMENT
                                           PENSION BENEFITS                 BENEFITS
                                   -------------------------------   ---------------------
                                                         DECEMBER 31,
                                   -------------------------------------------------------
                                      2010        2009       2008     2010    2009    2008
                                   ---------   ---------   -------   -----   -----   -----
                                                        (IN MILLIONS)
Weighted average discount rate...      6.25%       6.60%     6.65%   6.25%   6.60%   6.65%
Weighted average expected rate of
  return on plan assets..........      8.00%       8.25%     8.25%   7.20%   7.36%   7.33%
Rate of compensation increase....  3.5%-7.5%   3.5%-7.5%   3.5%-8%     N/A     N/A     N/A


     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2011 is currently anticipated to be 7.25% for pension benefits and postretirement medical benefits and 5.25% for postretirement life benefits.

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2010                             2009
                                ------------------------------   ------------------------------
                                                         (IN MILLIONS)
Pre-and Post-Medicare eligible  7.8% in 2011, gradually          8.2% in 2010, gradually
  claims......................  decreasing each year until       decreasing each year until
                                2083 reaching the ultimate       2079 reaching the ultimate
                                rate of 4.4%.                    rate of 4.1%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare costs trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN MILLIONS)
Effect on total of service and interest costs components...      $ 8          $  (8)
Effect of accumulated postretirement benefit obligation....      $86          $(104)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

     The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

     The comparative presentation of the 2009 plan assets has been realigned to conform to the 2010 presentation to disclose the estimated fair value of the underlying assets of each separate account at the security level.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                     DECEMBER 31, 2010
                              -----------------------------------------------------------------------------------------------
                                                PENSION BENEFITS                           OTHER POSTRETIREMENT BENEFITS
                              ----------------------------------------------------   ----------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                             FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                   REPORTING DATE USING
                              ----------------------------------------               ----------------------------------------
                                 QUOTED                                                 QUOTED
                                 PRICES                                                 PRICES
                               IN ACTIVE                                              IN ACTIVE
                                MARKETS                                                MARKETS
                                  FOR       SIGNIFICANT                                  FOR       SIGNIFICANT
                               IDENTICAL       OTHER       SIGNIFICANT     TOTAL      IDENTICAL       OTHER       SIGNIFICANT
                               ASSETS AND    OBSERVABLE   UNOBSERVABLE   ESTIMATED    ASSETS AND    OBSERVABLE   UNOBSERVABLE
                              LIABILITIES      INPUTS        INPUTS         FAIR     LIABILITIES      INPUTS        INPUTS
                               (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE      (LEVEL 1)     (LEVEL 2)      (LEVEL 3)
                              -----------   -----------   ------------   ---------   -----------   -----------   ------------
                                                                       (IN MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate................      $   --        $1,444         $ 45         $1,489        $ --          $ 67           $ 4
  Federal agencies.........          --           165           --            165          --            15            --
  Foreign bonds............          --           138            4            142          --             3            --
  Municipals...............          --           129           --            129          --            37             1
  Preferred stocks.........          --             4           --              4          --            --            --
  U.S. government bonds....         614           129           --            743          82            --            --
                                 ------        ------         ----         ------        ----          ----           ---
     Total fixed maturity
       securities..........         614         2,009           49          2,672          82           122             5
                                 ------        ------         ----         ------        ----          ----           ---
Equity securities:
  Common
     stock -- domestic.....       1,329            88          228          1,645         359             3            --
  Common stock -- foreign..         436            --           --            436          77            --            --
                                 ------        ------         ----         ------        ----          ----           ---
     Total equity
       securities..........       1,765            88          228          2,081         436             3            --
                                 ------        ------         ----         ------        ----          ----           ---
Money market securities....         189            95           --            284           1             1            --
Pass-through securities....          --           303            2            305          --            73             6
Derivative securities......           2            (4)          (1)            (3)         --            --            --
Short-term investments.....         (10)           96           --             86           8           443            --
Other invested assets......          --            59          446            505          --            --            --
Other receivables..........          --            37           --             37          --             3            --
Securities receivable......          --            66           --             66          --             2            --
                                 ------        ------         ----         ------        ----          ----           ---
       Total assets........      $2,560        $2,749         $724         $6,033        $527          $647           $11
                                 ======        ======         ====         ======        ====          ====           ===
LIABILITIES
Securities payable.........      $   --        $   57         $ --         $   57        $ --          $  1           $--
                                 ------        ------         ----         ------        ----          ----           ---
       Total liabilities...      $   --        $   57         $ --         $   57        $ --          $  1           $--
                                 ======        ======         ====         ======        ====          ====           ===
          Total assets and
            liabilities....      $2,560        $2,692         $724         $5,976        $527          $646           $11
                                 ======        ======         ====         ======        ====          ====           ===

                               DECEMBER
                               31, 2010
                              ---------
                                OTHER
                               POSTRE-
                               TIREMENT
                               BENEFITS
                              ---------
                                TOTAL
                              ESTIMATED
                                 FAIR
                                VALUE
                              ---------
                                 (IN
                              MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate................     $   71
  Federal agencies.........         15
  Foreign bonds............          3
  Municipals...............         38
  Preferred stocks.........         --
  U.S. government bonds....         82
                                ------
     Total fixed maturity
       securities..........        209
                                ------
Equity securities:
  Common
     stock -- domestic.....        362
  Common stock -- foreign..         77
                                ------
     Total equity
       securities..........        439
                                ------
Money market securities....          2
Pass-through securities....         79
Derivative securities......         --
Short-term investments.....        451
Other invested assets......         --
Other receivables..........          3
Securities receivable......          2
                                ------
       Total assets........     $1,185
                                ======
LIABILITIES
Securities payable.........     $    1
                                ------
       Total liabilities...     $    1
                                ======
          Total assets and
            liabilities....     $1,184
                                ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    DECEMBER 31, 2009
                               -------------------------------------------------------------------------------------------
                                                PENSION BENEFITS                         OTHER POSTRETIREMENT BENEFITS
                               --------------------------------------------------   --------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                           FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                 REPORTING DATE USING
                               --------------------------------------               --------------------------------------
                                 QUOTED                                               QUOTED
                                 PRICES                                               PRICES
                               IN ACTIVE                                            IN ACTIVE
                                MARKETS    SIGNIFICANT                               MARKETS    SIGNIFICANT
                                  FOR         OTHER       SIGNIFICANT     TOTAL        FOR         OTHER       SIGNIFICANT
                               IDENTICAL    OBSERVABLE   UNOBSERVABLE   ESTIMATED   IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                 ASSETS       INPUTS        INPUTS         FAIR       ASSETS       INPUTS        INPUTS
                               (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE     (LEVEL 1)    (LEVEL 2)      (LEVEL 3)
                               ---------   -----------   ------------   ---------   ---------   -----------   ------------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate.................     $   --       $1,385         $ 64         $1,449       $ --         $ 48          $ --
  Federal agencies..........        (39)         133           --             94         --           30            --
  Foreign bonds.............         --          138            5            143         --            3            --
  Municipals................         --           53           --             53         --           21            --
  Preferred stocks..........         --            2           --              2         --           --            --
  U.S. government bonds.....        303           48           --            351         45           --            --
  U.S. treasury notes.......         --           --           --             --         12           --            --
                                 ------       ------         ----         ------       ----         ----          ----
     Total fixed maturity
       securities...........        264        1,759           69          2,092         57          102            --
                                 ------       ------         ----         ------       ----         ----          ----
Equity securities:
  Common stock -- domestic..      1,487          227          229          1,943        342            6            --
  Common stock -- foreign...        372           --           --            372         72           --            --
                                 ------       ------         ----         ------       ----         ----          ----
     Total equity
       securities...........      1,859          227          229          2,315        414            6            --
                                 ------       ------         ----         ------       ----         ----          ----
Money market securities.....         69           54           --            123         12            1            --
Pass-through securities.....          1          357           66            424         --           75             9
Derivative securities.......          2           --           --              2         --           --            --
Short-term investments......         --          109           --            109         --          442            --
Other invested assets.......         --           --          354            354         --           --            --
                                 ------       ------         ----         ------       ----         ----          ----
       Total assets.........     $2,195       $2,506         $718         $5,419       $483         $626           $ 9
                                 ======       ======         ====         ======       ====         ====          ====

                                DECEMBER
                                31, 2009
                               ---------
                                 OTHER
                                POSTRE-
                                TIREMENT
                                BENEFITS
                               ---------
                                 TOTAL
                               ESTIMATED
                                  FAIR
                                 VALUE
                               ---------
                                  (IN
                               MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate.................     $   48
  Federal agencies..........         30
  Foreign bonds.............          3
  Municipals................         21
  Preferred stocks..........         --
  U.S. government bonds.....         45
  U.S. treasury notes.......         12
                                 ------
     Total fixed maturity
       securities...........        159
                                 ------
Equity securities:
  Common stock -- domestic..        348
  Common stock -- foreign...         72
                                 ------
     Total equity
       securities...........        420
                                 ------
Money market securities.....         13
Pass-through securities.....         84
Derivative securities.......         --
Short-term investments......        442
Other invested assets.......         --
                                 ------
       Total assets.........     $1,118
                                 ======



     The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented in the table above.

     Level 1   This category includes investments in liquid securities, such as cash, short-term money market and bank time deposits, expected to mature within a year.

     Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

              Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


              NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

              Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

     Level 3 This category includes separate accounts that are invested in real estate and private equity investments that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

     A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                                      TOTAL
                                               REALIZED/UNREALIZED
                                             GAINS (LOSSES) INCLUDED
                                                       IN:
                                            ------------------------     PURCHASES,
                                                           OTHER           SALES,
                                 BALANCE,              COMPREHENSIVE   ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                                JANUARY 1,  EARNINGS   INCOME (LOSS)    SETTLEMENTS      LEVEL 3      OF LEVEL 3   DECEMBER 31,
                                ----------  --------   -------------   -------------  -------------  ------------  ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
PENSION:
Fixed maturity securities:
  Corporate...................     $ 64       $ --          $ 7             $(17)          $ 4           $(13)         $ 45
  Foreign bonds...............        5         --            1               (2)           --             --             4
                                   ----       ----          ---             ----           ---           ----          ----
     Total fixed maturity
       securities.............       69         --            8              (19)            4            (13)           49
                                   ----       ----          ---             ----           ---           ----          ----
Equity securities:
  Common stock -- domestic....      229         --           (2)               1            --             --           228
                                   ----       ----          ---             ----           ---           ----          ----
     Total equity securities..      229         --           (2)               1            --             --           228
                                   ----       ----          ---             ----           ---           ----          ----
Pass-through securities.......       66        (11)          13              (67)            2             (1)            2
Derivative securities.........       --          2           (2)              (1)           --             --            (1)
Other invested assets.........      354         74           (4)              22            --             --           446
                                   ----       ----          ---             ----           ---           ----          ----
       Total pension assets...     $718       $ 65          $13             $(64)          $ 6           $(14)         $724
                                   ====       ====          ===             ====           ===           ====          ====
OTHER POSTRETIREMENT:
Fixed maturity securities:
  Corporate...................     $ --       $ --          $ 1             $ --           $ 3           $ --          $  4
  Municipals..................       --         --           --               --             1             --             1
                                   ----       ----          ---             ----           ---           ----          ----
     Total fixed maturity
       securities.............       --         --            1               --             4             --             5
Pass-through securities.......        9         (4)           1               (1)            1             --             6
                                   ----       ----          ---             ----           ---           ----          ----
       Total other
          postretirement
          assets..............     $  9       $ (4)         $ 2             $ (1)          $ 5           $ --          $ 11
                                   ====       ====          ===             ====           ===           ====          ====
          Total assets........     $727       $ 61          $15             $(65)          $11           $(14)         $735
                                   ====       ====          ===             ====           ===           ====          ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   TOTAL REALIZED/UNREALIZED
                                                    GAINS (LOSSES) INCLUDED
                                                              IN:
                                                   -------------------------    PURCHASES,
                                                                   OTHER          SALES,     TRANSFER INTO
                                        BALANCE,               COMPREHENSIVE  ISSUANCES AND    AND/OR OUT     BALANCE,
                                       JANUARY 1,  EARNINGS    INCOME (LOSS)   SETTLEMENTS     OF LEVEL 3   DECEMBER 31,
                                       ----------  --------    -------------  -------------  -------------  ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
PENSION:
Fixed maturity securities:
  Corporate..........................     $ 54       $ (5)         $  20           $ (3)          $(2)          $ 64
  Foreign bonds......................        4         (1)             5             (3)           --              5
                                          ----       ----          -----           ----           ---           ----
     Total fixed maturity
       securities....................       58         (6)            25             (6)           (2)            69
                                          ----       ----          -----           ----           ---           ----
Equity securities:
  Common stock -- domestic...........      437         --           (220)            12            --            229
                                          ----       ----          -----           ----           ---           ----
     Total equity securities.........      437         --           (220)            12            --            229
                                          ----       ----          -----           ----           ---           ----
Pass-through securities..............       76         (2)             8            (23)            7             66
Derivative securities................       38         34            (37)           (35)           --             --
Other invested assets................      372          4            (56)            34            --            354
                                          ----       ----          -----           ----           ---           ----
       Total pension assets..........     $981       $ 30          $(280)          $(18)          $ 5           $718
                                          ====       ====          =====           ====           ===           ====
OTHER POSTRETIREMENT:
Pass-through securities..............     $ 13       $(17)         $  17           $ (4)          $--           $  9
                                          ----       ----          -----           ----           ---           ----
       Total other postretirement....     $ 13       $(17)         $  17           $ (4)          $--           $  9
                                          ====       ====          =====           ====           ===           ====
          Total assets...............     $994       $ 13          $(263)          $(22)          $ 5           $727
                                          ====       ====          =====           ====           ===           ====



     The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

     An international subsidiary sponsors a defined benefit plan that covers employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula, similar to the U.S. plans discussed above. The investment objectives are also similar, subject to local regulations. Generally, the international pension plan invests directly in high quality equity and fixed maturity securities.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

     The tables below summarize the actual weighted average allocation by major asset class for the Invested Plans:

                                                                 ACTUAL ALLOCATION
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
YEAR ENDED DECEMBER 31, 2010:
ASSET CLASS:
Fixed maturity securities (target
  range)..............................        50% to 80%              20% to 50%                 --
  Corporate...........................               24%                     10%                 --
  Federal agency......................                3                       2                  --
  Foreign bonds.......................                3                      --                  --
  Municipals..........................                2                       5                  --
  U.S. government bonds...............               12                      11                  --
                                              ---------               ---------                 ---
     Total fixed maturity securities..               44%                     28%                 --
                                              ---------               ---------                 ---
Equity securities (target range)......         0% to 40%              50% to 80%                 --
  Common stock -- domestic............               27%                     49%                 --
  Common stock -- foreign.............                8                      10                  --
                                              ---------               ---------                 ---
     Total equity securities..........               35%                     59%                 --
                                              ---------               ---------                 ---
Money market securities...............                5%                     --%                 --
Pass-through securities...............                5                      11                  --
Short-term investments................                1                       1                 100%
Other invested assets.................                8                      --                  --
Other receivables.....................                1                       1                  --
Securities receivable.................                1                      --                  --
                                              ---------               ---------                 ---
       Total assets...................              100%                    100%                100%
                                              =========               =========                 ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 ACTUAL ALLOCATION
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
YEAR ENDED DECEMBER 31, 2009:
ASSET CLASS:
Fixed maturity securities (target
  range)..............................        35% to 55%              10% to 40%                 --
  Corporate...........................               26%                      7%                 --
  Federal agency......................                2                       4                  --
  Foreign bonds.......................                3                      --                  --
  Municipals..........................                1                       3                  --
  U.S. government bonds...............                6                       7                  --
  U.S. treasury notes.................               --                       2                  --
                                              ---------               ---------                 ---
     Total fixed maturity securities..               38%                     23%                 --
                                              ---------               ---------                 ---
Equity securities (target range)......        25% to 45%              50% to 80%                 --
  Common stock -- domestic............               36%                     52%                 --
  Common stock -- foreign.............                7                      11                  --
                                              ---------               ---------                 ---
     Total equity securities..........               43%                     63%                 --
                                              ---------               ---------                 ---
Money market securities...............                2%                      2%                 --
Pass-through securities...............                8                      12                  --
Short-term investments................                2                      --                 100%
Other invested assets.................                7                      --                  --
                                              ---------               ---------                 ---
       Total assets...................              100%                    100%                100%
                                              =========               =========                 ===



     The target ranges in the tables above are forward-looking as of the dates presented.

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for both of the years ended December 31, 2010 and 2009. No contributions will be required for 2011. The Company made discretionary contributions of $219 million to the qualified pension plan during the year ended December 31, 2010. The Company made no discretionary contributions to the qualified pension plan during the year ended December 31, 2009. The Company expects to make additional discretionary contributions to the qualified pension plan of $152 million in 2011.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $70 million and $57 million for the years ended December 31, 2010 and 2009, respectively. These payments are expected to be at approximately the same level in 2011.

     Postretirement benefits, other than those provided under qualified pension plans, are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. Total payments equaled $153 million and $157 million for the years ended December 31, 2010 and 2009, respectively.

     The Company expects to make contributions of $117 million, net of participant's contributions, towards benefit obligations (other than those under qualified pension plans) in 2011. As noted previously, the Subsidiaries no longer expect to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                              OTHER
                                                               PENSION   POSTRETIREMENT
                                                              BENEFITS      BENEFITS
                                                              --------   --------------
                                                                    (IN MILLIONS)
2011........................................................   $  399         $117
2012........................................................   $  400         $119
2013........................................................   $  405         $120
2014........................................................   $  422         $121
2015........................................................   $  430         $122
2016-2020...................................................   $2,375         $622


  ADDITIONAL INFORMATION

     As previously discussed, the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $46 million, $42 million and $42 million for the years ended December 31, 2010, 2009 and 2008, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $767 million, $689 million and ($1,090) million for the years ended December 31, 2010, 2009 and 2008, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $72 million, $79 million and $63 million for the years ended December 31, 2010, 2009 and 2008, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the years ended December 31, 2010, 2009 and 2008, MetLife, Inc. contributed and paid $3 million, $3 million and $4 million, respectively, in the form of line of credit fees on the Company's behalf.

     During the year ended December 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 8.

  STOCK-BASED COMPENSATION PLANS

  Overview

     The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Description of Plans for Employees and Agents -- General Terms

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards were made under the 2000 Stock Plan in 2010.

     Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

     The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2010, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 40,477,451. Stock Option exercises and other awards settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

     Of the stock-based compensation for the years ended December 31, 2010, 2009 and 2008, 79%, 88% and 89%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

     Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

     Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Compensation Expense Related to Stock-Based Compensation

     The components of compensation expense related to stock-based compensation is as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                                ---------------------
                                                                2010      2009   2008
                                                                ----      ----   ----
                                                                    (IN MILLIONS)
Stock Options.............................................       $39       $48   $ 44
Performance Shares (1)....................................        19        10     64
Restricted Stock Units....................................         9         3      2
                                                                 ---       ---   ----
Total compensation expenses related to the Incentive
  Plans...................................................       $67       $61   $110
                                                                 ===       ===   ====
Income tax benefits.......................................       $23       $21   $ 38
                                                                 ===       ===   ====



--------

   (1) Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

     At December 31, 2010, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 87%, 65% and 88%, respectively.

     The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                                                  DECEMBER 31, 2010
                                                          --------------------------------
                                                                          WEIGHTED AVERAGE
                                                             EXPENSE           PERIOD
                                                          -------------   ----------------
                                                          (IN MILLIONS)        (YEARS)
Stock Options...........................................       $39              1.73
Performance Shares......................................       $30              1.74
Restricted Stock Units..................................       $14              1.87


  Stock Options

     Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A summary of the activity related to Stock Options for the year ended December 31, 2010 is as follows:

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM        VALUE (1)
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2010.........   30,152,405         $38.51            5.50           $ --
Granted (2)............................    4,683,144         $35.06
Exercised..............................   (1,742,003)        $29.74
Expired................................     (154,947)        $47.78
Forfeited..............................     (236,268)        $34.64
                                          ----------
Outstanding at December 31, 2010.......   32,702,331         $38.47            5.30           $195
                                          ==========         ======            ====           ====
Aggregate number of stock options
  expected to vest at December 31,
  2010.................................   31,930,964         $38.62            5.21           $186
                                          ==========         ======            ====           ====
Exercisable at December 31, 2010.......   23,405,998         $40.43            4.00           $ 94
                                          ==========         ======            ====           ====



--------

   (1) The aggregate intrinsic value was computed using the closing share price on December 31, 2010 of $44.44 and December 31, 2009 of $35.35, as applicable.

   (2) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $53 million.

     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                       YEARS ENDED DECEMBER 31,
                                               ---------------------------------------
                                                   2010          2009          2008
                                               -----------   -----------   -----------
Dividend yield...............................     2.11%         3.15%         1.21%
Risk-free rate of return.....................  0.35%-5.88%   0.73%-6.67%   1.91%-7.21%
Expected volatility..........................     34.41%        44.39%        24.85%
Exercise multiple............................      1.75          1.76          1.73
Post-vesting termination rate................     3.64%         3.70%         3.05%
Contractual term (years).....................       10            10            10
Expected life (years)........................       7             6             6
Weighted average exercise price of stock
  options granted............................     $35.06        $23.61        $59.48
Weighted average fair value of stock options
  granted....................................     $11.29        $8.37         $17.51


     MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principle for the non-employee insurance agent, who exercised the Stock Option.

     The following table presents a summary of Stock Option exercise activity for the:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010       2009   2008
                                                                ----       ----   ----
                                                                     (IN MILLIONS)
Total intrinsic value of stock options exercised.........        $22        $ 1    $36
Cash received from exercise of stock options.............        $52        $ 8    $45
Tax benefit realized from stock options exercised........        $ 8        $--    $13


  Performance Shares

     Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. A performance factor of 0.94 was applied for the January 1, 2007 -- December 31, 2009 performance period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents a summary of Performance Share activity for the year ended December 31, 2010:

                                                                        WEIGHTED AVERAGE
                                                          PERFORMANCE      GRANT DATE
                                                             SHARES        FAIR VALUE
                                                          -----------   ----------------
Outstanding at January 1, 2010..........................   3,493,435         $38.43
Granted (1).............................................   1,528,065         $32.24
Forfeited...............................................     (58,176)        $30.06
Payable (2).............................................    (807,750)        $60.83
                                                           ---------
Outstanding at December 31, 2010........................   4,155,574         $31.91
                                                           =========         ======
Performance Shares expected to vest at December 31,
  2010..................................................   3,972,769         $33.40
                                                           =========         ======



--------

   (1) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $49 million.

   (2) Includes both shares paid and shares deferred for later payment.

     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2010, the three year performance period for the 2008 Performance Share grants was completed, but the performance factor has not yet been calculated. Included in the immediately preceding table are 824,825 outstanding Performance Shares to which the performance factor will be applied.

  Restricted Stock Units

     Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

     The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2010:

-------------------------------------------------------------------------------------------
                                                                           WEIGHTED AVERAGE
                                                        RESTRICTED STOCK      GRANT DATE
                                                              UNITS           FAIR VALUE
                                                        ----------------   ----------------
Outstanding at January 1, 2010........................       393,362            $28.05
Granted (1)...........................................       607,200            $32.32
Forfeited.............................................       (31,275)           $27.31
Payable (2)...........................................       (32,115)           $63.32
                                                             -------
Outstanding at December 31, 2010......................       937,172            $29.63
                                                             =======            ======
Restricted Stock Units expected to vest at December
  31, 2010............................................       937,172            $29.63
                                                             =======            ======



--------

   (1) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $20 million.

   (2) Includes both shares paid and shares deferred for later payment.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2,066 million, $1,221 million and ($338) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed with the Department, was $13.2 billion and $12.6 billion at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2011 without prior regulatory approval is $1,321 million.

     Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2010, 2009 and 2008, NELICO paid a dividend of $84 million, $19 million and $94 million, respectively. The maximum amount of dividends which NELICO may pay in 2011 without prior regulatory approval is $107 million.

     For the years ended December 31, 2010, 2009 and 2008, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $397 million, $148 million and $48 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                           YEARS ENDED DECEMBER 31,
                                                         ----------------------------
                                                           2010      2009      2008
                                                         -------   -------   --------
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year.............................................  $ 7,350   $12,267   $(18,334)
Income tax effect of holding gains (losses)............   (2,568)   (4,233)     6,273
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income.......................................      (74)    1,021      1,214
  Amortization of premiums and accretion of discounts
     associated with investments.......................     (471)     (459)      (504)
Income tax effect......................................      190      (194)      (245)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts...............   (2,329)   (1,948)     3,592
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts.................      814       672     (1,231)
Unrealized investment loss on dividend of interests in
  subsidiary...........................................       --        --         88
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary..................       --        --        (46)
                                                         -------   -------   --------
Net unrealized investment gains (losses), net of income
  tax..................................................    2,912     7,126     (9,193)
Foreign currency translation adjustments, net of income
  tax..................................................      (16)      (92)      (247)
Defined benefit plans adjustment, net of income tax....       98       (90)    (1,149)
                                                         -------   -------   --------
Other comprehensive income (loss)......................    2,994     6,944    (10,589)
Other comprehensive income (loss) attributable to
  noncontrolling interests.............................       (6)        5         --
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --        150
Foreign currency translation adjustments attributable
  to noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --        107
Defined benefit plans adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --         (4)
                                                         -------   -------   --------
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company, excluding
  cumulative effect of change in accounting principle..    2,988     6,949    (10,336)
Cumulative effect of change in accounting principle,
  net of income tax expense (benefit) of $6 million,
  ($19) million and $0 (see Note 1)....................       10       (36)        --
                                                         -------   -------   --------
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company..................  $ 2,998   $ 6,913   $(10,336)
                                                         =======   =======   ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $2,230   $2,433   $2,482
Pension, postretirement & postemployment benefit costs...     331      411      108
Commissions..............................................     651      758      901
Volume-related costs.....................................     173       36       29
Affiliated interest costs on ceded reinsurance...........   1,386    1,236    1,072
Capitalization of DAC....................................    (804)    (857)    (901)
Amortization of DAC and VOBA.............................     950      415    1,081
Interest expense on debt and debt issue costs............     217      166      192
Premium taxes, licenses & fees...........................     288      317      275
Professional services....................................     743      701      740
Rent, net of sublease income.............................     147      262      264
Other....................................................     (53)     131      335
                                                           ------   ------   ------
Total other expenses.....................................  $6,259   $6,009   $6,578
                                                           ======   ======   ======



  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

     See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUE COSTS

     See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issue costs includes interest expense related to CSEs of $15 million for the year ended December 31, 2010, and $0 for both of the years ended December 31, 2009 and 2008. See Note 3.

  AFFILIATED EXPENSES

     Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

     See Notes 9, 11 and 19 for discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

     See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

     In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which is expected to be fully implemented by December 31, 2011. This initiative is focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. Estimated restructuring costs may change as management continues to execute its restructuring plans. Restructuring charges associated with this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enterprise-wide initiative and allocated to the Company were included in other expenses within Corporate & Other and are as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                                ---------------------
                                                                2010      2009   2008
                                                                ----     -----   ----
                                                                    (IN MILLIONS)
Balance at January 1,......................................     $ 19     $  61    $--
  Severance charges........................................       14        70     67
  Change in severance charge estimates.....................       (2)       (8)    (6)
  Cash payments............................................      (28)     (104)    --
                                                                ----     -----    ---
Balance at December 31,....................................     $  3     $  19    $61
                                                                ====     =====    ===
Restructuring charges incurred in current period...........     $ 12     $  62    $61
                                                                ====     =====    ===
Total restructuring charges incurred since inception of
  program..................................................     $135     $ 123    $61
                                                                ====     =====    ===



     For the years ended December 31, 2010, 2009 and 2008, the change in severance charge estimates of ($2) million, ($8) million and ($6) million, respectively, was due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

     In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

     Management anticipates further restructuring charges, including severance, lease and asset impairments, will be incurred during the year ending December 31, 2011. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2010.

17.  BUSINESS SEGMENT INFORMATION

     The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

     Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, short- and long-term disability, long-term care and other insurance products. Retirement Products offers asset accumulation and income products, including a wide variety of annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products. In the fourth quarter of 2010, management realigned certain income annuity products within the Company's segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period results for these segments have been adjusted by $29 million and $13 million of operating losses, net of $15 million and $8 million of income tax benefits, for the years ended December 31, 2009 and 2008, respectively, to reflect such product reclassifications.

     Corporate & Other contains the excess capital not allocated to the segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

     Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, it is the Company's measure of segment performance reported below. Operating earnings does not equate to income
(loss) from continuing operations, net of income tax or net income (loss) as determined in accordance with GAAP and should not be viewed as a substitute for those GAAP measures. The Company believes the presentation of operating earnings herein as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the businesses.

     Operating earnings is defined as operating revenues less operating expenses, net of income tax.

     Operating revenues is defined as GAAP revenues (i) less net investment gains (losses) and net derivative gains (losses); (ii) less amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses); (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment; and (iv) plus income from discontinued real estate operations.

     Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities; (ii) less costs related to noncontrolling interests; (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses); and (iv) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

     In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization entities that are VIEs as required under GAAP.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2010, 2009 and 2008 and at December 31, 2010 and 2009. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2010     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,615      $  608       $1,295      $    1    $18,519      $  --         $18,519
Universal life and investment-
  type
  product policy fees.........     1,363         515          196          --      2,074          1           2,075
Net investment income.........     5,344       2,274        3,830         146     11,594         11          11,605
Other revenues................       444          78          239         964      1,725         --           1,725
Net investment gains
  (losses)....................        --          --           --          --         --       (170)           (170)
Net derivative gains
  (losses)....................        --          --           --          --         --       (266)           (266)
                                 -------      ------       ------      ------    -------      -----         -------
  Total revenues..............    23,766       3,475        5,560       1,111     33,912       (424)         33,488
                                 -------      ------       ------      ------    -------      -----         -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    18,299         978        2,875         (18)    22,134         16          22,150
Interest credited to
  policyholder
  account balances............       507         712        1,251          --      2,470         53           2,523
Capitalization of DAC.........      (398)       (392)         (14)         --       (804)        --            (804)
Amortization of DAC and VOBA..       546         262           15           1        824        126             950
Interest expense on debt......         4           4            5         189        202         15             217
Other expenses................     2,968       1,320          425       1,181      5,894          2           5,896
                                 -------      ------       ------      ------    -------      -----         -------
  Total expenses..............    21,926       2,884        4,557       1,353     30,720        212          30,932
                                 -------      ------       ------      ------    -------      -----         -------
Provision for income tax
  expense
  (benefit)...................       645         208          350        (208)       995       (213)            782
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,195      $  383       $  653      $  (34)     2,197
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                      (424)
  Total expenses..............                                                      (212)
  Provision for income tax
     (expense) benefit........                                                       213
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $ 1,774                    $ 1,774
                                                                                 =======                    =======




                                                                       CORPORATE
                                              INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2010:                          PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
--------------------------------------------  ---------   ----------   ---------   ---------   --------
                                                                    (IN MILLIONS)
TOTAL ASSETS................................   $123,915     $77,633     $143,530    $30,329    $375,407
SEPARATE ACCOUNT ASSETS.....................   $  8,343     $34,540     $ 54,946    $    --    $ 97,829
SEPARATE ACCOUNT LIABILITIES................   $  8,343     $34,540     $ 54,946    $    --    $ 97,829

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2009     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,651      $  553       $1,414      $   11    $18,629     $    --        $18,629
Universal life and investment-
  type
  product policy fees.........     1,486         441          145          --      2,072          (5)         2,067
Net investment income.........     4,968       2,006        3,466        (328)    10,112          77         10,189
Other revenues................       511          73          230         925      1,739          --          1,739
Net investment gains
  (losses)....................        --          --           --          --         --      (1,667)        (1,667)
Net derivative gains
  (losses)....................        --          --           --          --         --      (4,428)        (4,428)
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,616       3,073        5,255         608     32,552      (6,023)        26,529
                                 -------      ------       ------      ------    -------     -------        -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    18,447         922        2,879           7     22,255          19         22,274
Interest credited to
  policyholder
  account balances............       513         754        1,366          --      2,633          36          2,669
Capitalization of DAC.........      (396)       (449)         (12)         --       (857)         --           (857)
Amortization of DAC and VOBA..       410         246           12           2        670        (255)           415
Interest expense on debt......         2          --            1         163        166          --            166
Other expenses................     3,145       1,391          422       1,320      6,278           7          6,285
                                 -------      ------       ------      ------    -------     -------        -------
  Total expenses..............    22,121       2,864        4,668       1,492     31,145        (193)        30,952
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense
  (benefit)...................       498          61          187        (489)       257      (2,147)        (1,890)
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $   997      $  148       $  400      $ (395)     1,150
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                    (6,023)
  Total expenses..............                                                       193
  Provision for income tax
     (expense) benefit........                                                     2,147
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $(2,533)                   $(2,533)
                                                                                 =======                    =======




                                                                       CORPORATE
                                              INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2009:                          PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
--------------------------------------------  ---------   ----------   ---------   ---------   --------
                                                                    (IN MILLIONS)
TOTAL ASSETS................................   $117,867     $70,201     $125,811    $29,078    $342,957
SEPARATE ACCOUNT ASSETS.....................   $  7,749     $28,442     $ 44,186    $    --    $ 80,377
SEPARATE ACCOUNT LIABILITIES................   $  7,749     $28,442     $ 44,186    $    --    $ 80,377

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2008     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,937      $  564       $1,933      $   10    $18,444     $    --        $18,444
Universal life and investment-
  type
  product policy fees.........     1,515         584          184          --      2,283           2          2,285
Net investment income.........     5,148       1,754        4,279        (119)    11,062          52         11,114
Other revenues................       510          57          349         966      1,882          --          1,882
Net investment gains
  (losses)....................        --          --           --          --         --      (1,529)        (1,529)
Net derivative gains
  (losses)....................        --          --           --          --         --       5,001          5,001
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,110       2,959        6,745         857     33,671       3,526         37,197
                                 -------      ------       ------      ------    -------     -------        -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    17,637       1,009        3,500          22     22,168         247         22,415
Interest credited to
  policyholder
  account balances............       520         757        1,871           7      3,155          26          3,181
Capitalization of DAC.........      (484)       (396)         (13)         (8)      (901)         --           (901)
Amortization of DAC and VOBA..       513         390           16           9        928         153          1,081
Interest expense on debt......         1           2           --         189        192          --            192
Other expenses................     3,245       1,214          403       1,350      6,212          (6)         6,206
                                 -------      ------       ------      ------    -------     -------        -------
  Total expenses..............    21,432       2,976        5,777       1,569     31,754         420         32,174
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense
  (benefit)...................       572         (25)         335        (336)       546       1,104          1,650
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,106      $    8       $  633      $ (376)     1,371
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                     3,526
  Total expenses..............                                                      (420)
  Provision for income tax
     (expense) benefit........                                                    (1,104)
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $ 3,373                    $ 3,373
                                                                                 =======                    =======



     Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2010, 2009 and 2008. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $12 million, $11 million and $13 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $4 million and $55 million at December 31, 2010 and 2009, respectively.

  OPERATIONS

  Reinsurance Group of America, Incorporated

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations (see Note 2) in the consolidated statements of operations:

-----------------------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                  DECEMBER 31, 2008
                                                                  -----------------
Total revenues..................................................        $3,952
Total expenses..................................................         3,796
                                                                        ------
Income before provision for income tax..........................           156
Provision for income tax........................................            53
                                                                        ------
Income from discontinued operations, net of income tax,
  attributable to Metropolitan Life Insurance Company...........           103
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests......................            94
Loss in connection with the dividend of interests in subsidiary,
  net of income tax.............................................          (398)
                                                                        ------
Income (loss) from discontinued operations, net of income tax...        $ (201)
                                                                        ======



     The operations of RGA included direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million and ceded amounts that reduced policyholder benefits and claims by $90 million for the year ended December 31, 2008 that have not been eliminated as these transactions have continued after the RGA disposition.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2,700 million, $2,965 million and $2,839 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1,189 million, $1,074 million and $815 million for the years

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ended December 31, 2010, 2009 and 2008, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $1,770   $2,255   $2,172
Commissions..............................................     801      638      658
Volume-related costs.....................................    (269)    (284)    (309)
Professional services....................................     (18)      --       --
Rent.....................................................     (28)      --       --
Other....................................................    (745)    (718)    (497)
                                                           ------   ------   ------
  Total other expenses...................................  $1,511   $1,891   $2,024
                                                           ======   ======   ======



     Revenues received from affiliates related to these agreements were recorded as follows:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010       2009   2008
                                                                ----       ----   ----
                                                                     (IN MILLIONS)
Universal life and investment-type product policy fees...        $84        $55    $16
Other revenues...........................................        $34        $22    $17


     The Company had net payables to affiliates of $243 million and $205 million at December 31, 2010 and 2009, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for discussion of additional related party transactions.

20.  SUBSEQUENT EVENTS

  CREDIT FACILITY

     On February 1, 2011, MetLife, Inc. entered into a committed facility with a third-party bank to provide letters of credit for the benefit of Missouri Reinsurance (Barbados) Inc. ("MoRe"), a captive reinsurance subsidiary, to address its short-term solvency needs based on guidance from the regulator. This one-year facility provides for the issuance of letters of credit in amounts up to $350 million. Under the facility, a letter of credit for $250 million was issued on February 2, 2011 and increased to $295 million on February 23, 2011, which management believes satisfies MoRe's solvency requirements.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT


PART C.    OTHER INFORMATION

ITEM 24.   Financial Statements and Exhibits

(a)  Financial Statements


     The following financial statements comprising each of the subaccounts of the Separate Account are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4:



     Statements of Assets and Liabilities as of December 31, 2010.

     Statements of Operations for the year ended December 31, 2010.

     Statements of Changes in Net Assets for the years ended December 31, 2010 and 2009.

     Notes to the Financial Statements.



     The following consolidated financial statements of the Company are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4:



     Consolidated Balance Sheets as of December 31, 2010 and 2009.

     Consolidated Statements of Income for the years ended December 31, 2010, 2009 and 2008.

     Consolidated Statements of Stockholder's Equity for the years ended December 31, 2010, 2009 and 2008.

     Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008.



     Notes to the Consolidated Financial Statements.



     The following consolidated financial statements of the Metropolitan Life Insurance Company, as a party to a Net Worth Maintenance Agreement with the Company are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4:



     Consolidated Balance Sheets as of December 31, 2010 and 2009.

     Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008.

     Consolidated Statements of Stockholder's Equity for the years ended December 31, 2009, 2008 and 2007.

     Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008.



     Notes to the Consolidated Financial Statements.


(b)  Exhibits

(1) Resolutions of the Board of Directors of New England Variable Life Insurance Company, the Depositor, establishing the New England Variable Life Separate Account (effective July 1, 1994), the Registrant, are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

(2) None.

(3) (i) Form of Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.


                                      III-1

     (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

     (iii) Additional Form of Selling Agreement with broker-dealers is incorporated herein by reference to Registration Statement on Form N-4 (No. 033-64879) filed on December 11, 1995.

     (iv) Additional Forms of Selling Agreement are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

     (v) Form of Retail Sales Agreement MLIDC 7-1-05 (LTC) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.

(4) (i) Form of Variable Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

     (ii) Forms of Endorsements (TSA, Simple IRA, Living Benefits and Section 1035 Exchange, Contract Loan, Roth IRA, 72(s) and IRA) are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

     (iii) Forms of Endorsement (Death Benefit, Contract Loan and Company Name Change) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (No. 033-85442) filed on June 30, 1998.

     (iv) Form of Endorsement (IRA) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 21, 1999.

     (v) Forms of Endorsement (Dollar Cost Averaging and 72(s)) are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 1999.

     (vi) Form of Endorsements (TSA and Death Benefit) are incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2000.

     (vii) Form of Endorsement (Extension of Maturity Age- Pennsylvania) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

     (viii) Forms of Endorsements (VE-AMF-1 (05/01) and VE-AMF-2 (05/01) Mortality and Expense Charge) are incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 033-85442) filed on February 28, 2001.

     (ix) Forms of Endorsements: Tax Sheltered Annuity Endorsement NEL-398.2(09/02); 401 Plan Endorsement NEL-401.2 (09/02); Simple Individual Retirement Annuity Endorsement (NEL-439.1 (09/02); Roth Individual Retirement Annuity Endorsement NEL-446.2 (09/02) are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of New England Variable Annuity Separate Account on form N-4 (No. 333-51676/811-8828) filed on April 25, 2003.

     (x)  Form of Endorsement: Individual Retirement Annuity Endorsement NEL
408.2 (9/02) is incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 29, 2004.


     (xi) Form of Spousal Continuation Endorsement NL-GMIB (2-10)-E is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2010.



     (xii) Form of Tax-Sheltered Annuity Endorsement is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2011.


(5) (i) Form of Application is incorporated herein by reference to the Registration Statement on Form N-4 (No. 033-64879) filed on December 11, 1995.

     (ii) Additional Form of Application is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 21, 1999.


                                      III-2

    (iii) Additional Form of Application is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2000.

    (iv) Form of Application (NEV APP-31 (02/2000) AGS is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 25, 2003.

(6) (i) Amended and Restated Articles of Organization of Depositor dated August 30, 1996 (effective September 4, 1996) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

    (ii) Amended and Restated By-Laws of Depositor are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

    (iii) Amendments (dated December 2, 1998) to Amended and Restated Articles of Organization of Depositor are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 1999.

    (iv) Amended and Restated By-Laws of Depositor (effective March 16, 2001) are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2001.

(7) None

(8) (i) Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement of Metropolitan Series Fund, Inc. on Form N-1A (File No. 2-80751) filed April 6, 2000.

    (ii) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

    (iii) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

    (iv) (a) Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, Met Investors Distribution Company and New England Life Insurance Company dated April 30, 2001 is incorporated herein by reference to the initial Registration Statement (No. 333-73676) of the New England Variable Life Separate Account on Form S-6 filed on November 19, 2001.


        (b) First Amendment to the Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated May 1, 2001 as amended on May 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 21, 2009.



    (v) (a) Fund Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, and New England Life Insurance Company dated April 30, 2001 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676/811-
8828) filed on May 15, 2001.



        (b) Amendment to the Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2011.


    (vi)Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and New England Life Insurance Company dated July 1, 2004 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-51676) filed on October 20, 2005.

     (vii) Net Worth Maintenance Agreement between Metropolitan Life Insurance Company and New England Life Insurance Company (effective August 30, 1996) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.

     (viii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Investors LLC, MetLife Securities, Inc. and New England Life Insurance Company, dated April 30, 2007 is incorporated herein by reference to Post Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 20, 2007.

     (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated August 31, 2007 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 22, 2008.


(9) Opinion and Consent of Marie C. Swift, Esq. (NELICO) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 29, 2004.


(10) Consent of Deloitte & Touche, LLP filed herewith.


(11) None

(12) None

(13) Schedules of Computations for Performance Quotations are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 033-85442) filed on June 30, 1998.


                                      III-3

(14) (a) Powers of Attorney for Peter M. Carlson, Michael K. Farrell, Todd B. Katz, Gene L. Lunman, Louis J. Ragusa, Catherine M. Richmond and Michael J. Vietri are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 22, 2010.



(b) Power of Attorney for Anne M. Belden which is filed herewith.



ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR



NAME AND PRINCIPAL BUSINESS ADDRESS       POSITIONS AND OFFICES WITH DEPOSITOR

Michael K. Farrell(3)                     Chairman of the Board, President, Chief Executive Officer and Directon
Peter M. Carlson(2)                       Executive Vice President, Chief Accounting Officer and Director
Todd B. Katz(7)                           Director
Gene L. Lunman(4)                         Director
Louis J. Ragusa(2)                        Director
Catherine M. Richmond(7)                  Director
Michael J. Vietri(5)                      Director
Isaac Torres(2)                           Vice President and Secretary
Alan C. Leland, Jr.(1)                    Senior Vice President
Jeffrey A. Welikson(2)                    Senior Vice President and Assistant Secretary
Robert E. Sollmann, Jr.(2)                Executive Vice President
Steven J. Goulart(2)                      Senior Vice President and Treasurer
Brian Breneman(1)                         Senior Vice President
William D. Cammarata(6)                   Senior Vice President
Marie C. Swift(1)                         Vice President, Counsel and Assistant Secretary
Anne M. Belden(8)                         Vice President (principal financial officer)
Bennett Kleinberg(4)                      Vice President and Senior Actuary
Jonathan L. Rosenthal(3)                  Senior Vice President and Chief Hedging Officer
William J. Raczko(7)                      Senior Vice President



(1) New England Financial, 501 Boylston Street, Boston, MA 02116



(2) MetLife, 1095 Avenue of Americas, New York, NY 10036



(3) 10 Park Avenue, Morristown, NJ 07962



(4) 1300 Hall Boulevard, Bloomfield, CT 06002



(5) 177 South Commons Drive, Aurora, IL 60504



(6) 18210 Crane Nest Drive, Tampa, FL 33647



(7) 501 Route 22, Bridgewater, NJ 08807



(8) 1 MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101



                                      III-4

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

      The Registrant is a separate account of New England Life Insurance Company under Massachusetts Insurance Law. New England Life Insurance Company is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is Organized Under the Laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of Metlife, Inc. a publicly traded company. The following outline indicates those entities that are controlled by Metlife, Inc. or are under the common control of Metlife, Inc. No person is Controlled by the Registrant.


                                     III-5

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2010

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2010. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     5.     Plaza Drive Properties, LLC (DE)

     6.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 87.98% is owned by MetLife, Inc., 12.01% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (TX)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)

            c)    MetLife Limited (Hong Kong)

      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            A. MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                              4)    MetLife Insurance and Investment Trust
                                    (Australia) - MetLife Insurance and
                                    Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited ("MIPL"). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2.    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong).

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   Krisman, Inc. (MO)

      29.   Special Multi-Asset Receivables Trust (DE)

      30.   White Oak Royalty Company (OK)

      31.   500 Grant Street GP LLC (DE)

      32. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      33.   MetLife Canada/MetVie Canada (Canada)

      34.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Associates LLC (DE)

      35.   Euro CL Investments LLC (DE)

      36.   MEX DF Properties, LLC (DE)

      37. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      38.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      39.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      40.   MLIC Asset Holdings, LLC (DE)

      41.   85 Broad Street Mezzanine LLC (DE)

            (a)   85 Broad Street LLC (DE)

      42.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      43. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      44. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC

            a.    MLGP Lakeside, LLC (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)

AB.   MetLife Reinsurance Company of Vermont (VT)

AC.   Delaware American Life Insurance Company (US)

      1.    GBN, LLC (US)

AD.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. Is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11. UBB - ALICO Zhivotozastrahovatelno Druzestvo AD (Bulgaria) - 40% of UBB-ALICO Zhivotozastrahovatelno Druzestvo is owned by ALICO and the remaining interests are owned by third parties.

      12.   Amcico Pojistovna A.S. (Czech Republic)

      13. Hellenic ALICO Life Insurance Company Ltd. (Cyprus) - 27.5% of Hellenic ALICO Life Insurance Company Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      14.   ALICO S.A. (France)

            a. ALICO Direct (France) - 50% of ALICO Direct is owned by ALICO S.A. and the remaining interests by AIG Europe, S.A.

            b.    ALICO Solutions S.A.S. (France)

      15. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      16. Hestis S.A. (France) - 66.06% of Hestis S.A. is owned by ALICO and the remaining interests are owned by third parties.

            a.    Hestis Courtage Sarl (France)

      17. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a.    First Hungarian-American Insurance Agency Limited (Hungary)

      18.   ALICO Life International Limited (Ireland)

      19.   ALICO Isle of Man Limited (Isle of Man)

      20.   ALICO Italia S.p.A. (Italy)

            a. Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      21. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a.    Amplico Services Sp z.o.o. (Poland)

            b.    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c. AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      22. AIG Polska Towartzystwo Ubezpieczen S.A. (AIG PTU) (Poland) - 0.748% of AIG PTU is owned by ALICO and the remaining interests are owned by third parties.

      23.   ALICO Asigurari Romania S.A. (Romania)

            a. ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A.is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

      24.   International Investment Holding Company Limited (Russia)

      25.   ALICO European Holdings Limited (Ireland)

            a.    ZAO Master D (Russia)

                  i. ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      26.   ALICO Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)

      27.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a.    ALICO Services Central Europe s.r.o. (Slovakia)

            b.    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      28. ALICO AIG Europe A.I.E. (Spain) - 50% of Alico AIG Europe A.I.E. is owned by ALICO and the remaining interests are owned by a third party.

      29.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      30.   ALICO Management Services Limited (United Kingdom)

      31.   ZEUS Aministration Services Limited (United Kingdom)

      32. ALICO Trustees (UK) Ltd. (UK) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      33.   PJSC ALICO Ukraine (Ukraine)

      34.   Borderland Investments Limited (USA-Delaware)

            a.    ALICO Hellas Single Member Limited Liability Company (Greece)

      35.   International Technical and Advisory Services Limited (USA-Delaware)

      36.   International Services Incorporated (Delaware)

      37.   ALICO Operations Inc. (USA-Delaware)

            a.    ALICO Asset Management Corp. (Japan)

      38. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      39. ALICO Compania de Suguros, S.A. (Argentina) - 90% of ALICO Compania de Suguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      40. ALICO Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of ALICO Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      41. Inversiones Interamericana S.A. (Chile) 99.99% of Inversiones Interamericana S.A. is owned by ALICO and .01% by International Technical & Advisory Services.

            a. Administradora de Fondos Para la Vivienda Intercajas S.A. (Chile) - 40% of Administradora De Fondos Para la Vivienda Intercajas S.A. is owned by Inversiones Interamericana S.A. and the remaining interests are owned by a third party.

            b.    La Interamericana Compania de Seguros de Vida S.A. (Chile)

            c. ALICO Costa Rica S.A. (Costa Rica) - 99.99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and .01% by La Interamericana Compania de Seguros de Vida S.A.

            d. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i. Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      42.   ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico)

      43.   ALICO Services, Inc. (Panama)

      44.   American Life and General Insurance Company (Trinidad & Tobago) Ltd.
            - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a.    ALGICO Properties, Ltd. (Trinidad & Tobago)

      45. Inversiones Inversegven C.A. (Venezuela) - 50% of Inversiones Inversegven C.A. is owned by ALICO and the remaining interests are owned by a third party.

            a. Seguros Venezuela C.A. (Venezuela) - 92.797% of Seguros Venzuela C.A. is owned by Inversiones Inversegven C.A. and the remaining interests are owned by others.

                    i.  Sindicato El Trigal C.A. (Venzuela)

                   ii. Servicios Segveca C.A. (Venezuela) - 50% of Servicios Segveca C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

                  iii. Inversiones 601 C.A. (Venezuela) - 30% of Inversiones 601 C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

      46.   ALICO Compania de Seguros de Vida, S.A. (Uruguay)

      47. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by a third party.

      48.   Global Properties, Inc. (USA-Delaware)

      49.   Alpha Properties, Inc. (USA-Delaware)

      50.   Beta Properties, Inc. (USA-Delaware)

      51.   Delta Properties Japan, Inc. (USA-Delaware)

      52.   Epsilon Properties Japan, Inc.

      53.   Iris Properties, Inc. (USA-Delaware)

      54.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

ITEM 27. NUMBER OF CONTRACTOWNERS


     As of January 31, 2011, there were 9,984 owners of tax-qualified contracts and 4,173 owners of non-qualified Contracts.


ITEM 28. INDEMNIFICATION

     The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by the director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) New England Securities Corporation also serves as principal underwriter For:

      New England Variable Annuity Fund I
      New England Variable Life Separate Account
      New England Life Retirement Investment Account
      The New England Variable Account

      (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


                                     III-7

              NAME                           POSITIONS AND OFFICES WITH
                                                PRINCIPAL UNDERWRITER
John J. Brett(3)                     Director, Chairman of the Board and President

Craig Markham(5)                     Director and Chief Operating Officer

William J. Toppeta(2)                Director

Michael J. Vietri(9)                 Director and Executive Vice President

Margaret C. Fechtmann(2)             Director

Brian Breneman(1)                    Senior Vice President

Virgelan E. Aquino(3)                Vice President

Marc A. Cohn(2)                      Vice President and Chief Compliance Officer-Investment Advisor

Richard J. Barquist(2)               Vice President

Robert Begun(3)                      Vice President

Thomas Bauer(6)                      Vice President

Timothy J. McLinden(2)               Vice President

Dennis J. Damaschke(6)               Vice President

Kevin J. Paulson(4)                  Vice President

Kathleen J. Schoos(8)                Vice President

Charles E. Fuller(3)                 Vice President

Jeffrey P. Halperin(2)               Vice President

Donald R. Kaplan(10)                 Vice President and Chief Compliance Officer-Broker Dealer

Rebecca Chiccino Kovatch(1)          Vice President

Peter J. Renna(2)                    Vice President

John G. Martinez(3)                  Vice President and Financial and Operations Principal

Jeffrey A. Wilk(3)                   Vice President

Isaac Torres(2)                      Clerk and Secretary

Steven J. Goulart(7)                 Treasurer

Isaac Torres(2)                      Assistant Secretary



Principal Business Address:



(1)    New England Life Insurance Company--501 Boylston Street, Boston, MA 02117



(2)    MetLife--1095 Avenue of Americas, New York, NY 10036



(3)    MetLife--485-E US Highway 1 South, 4th Floor, Iselin, NJ 08830



(4)    MetLife--4700 Westown Pkwy-1 Suite 200, West Des Moines, IA 50266



(5)    General American Life Insurance Company--13045 Tesson Ferry Rd.,
                    St. Louis, MO, 63128



(6)    MetLife--300 Davidson Avenue,Somerset, NJ 08873



(7)    MetLife--501 Route 22, Bridgewater, NJ 08807



(8)    MetLife--700 Quaker Lane, Warwick, RI 02886



(9)   177 South Commons Drive, Aurora, IL 60504



(10)  10 Park Avenue, Morristown, NJ 07962



      (c)




    (1)                       (2)                  (3)                     (4)              (5)
                         NET UNDERWRITING
NAME OF PRINCIPAL         DISCOUNTS AND       COMPENSATION ON           BROKERAGE
 UNDERWRITER              COMMISSIONS           REDEMPTION             COMMISSIONS      COMPENSATION
NEW ENGLAND
 SECURITIES
 CORPORATION                $9,377,105              0                        0               0


                                     III-8

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a) Registrant

     (b) State Street Bank & Trust Company
         225 Franklin Street
         Boston, Massachusetts  02110


     (c) New England Securities Corporation
         1095 Avenue of the
         Americas, New York,
         NY 10036


     (d) New England Life Insurance Company
         501 Boylston Street
         Boston, Massachusetts  02116

ITEM 31. MANAGEMENT SERVICES

      Not applicable

ITEM 32. UNDERTAKINGS

Registrant hereby makes the following undertakings:

      (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

      (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

      (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;


                                     III-9

      (4) To Offer Contracts to participants in the Texas Optional Retirement program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

      (5) To comply with and rely upon the Securities and Exchange Commission No-Action letter to The American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

      New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                     III-10

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 22nd day of April, 2011.


                                        New England Variable Annuity Separate
                                        Account
                                                      (Registrant)

                                        By: New England Life Insurance Company
                                                       (Depositor)


                                        By: /s/ Marie C. Swift
                                            ------------------------------------
                                            Marie C. Swift, Esq.
                                            Vice President and Counsel

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 22nd day of April, 2011.


                                        New England Life Insurance Company


                                        By: /s/ Marie C. Swift
                                            ------------------------------------
                                            Marie C. Swift, Esq.
                                            Vice President and Counsel


     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 22, 2011.


          SIGNATURE                                        TITLE
          ---------                     -----------------------------------------


/s/ Michael K. Farrell*                   Chairman of the Board, President,
-------------------------------------   Chief Executive Officer and Director
Michael K. Farrell


/s/ Louis J. Ragusa*                                  Director
-------------------------------------
Louis J. Ragusa


/s/ Gene L. Lunman*                                   Director
-------------------------------------
Gene L. Lunman


/s/ Catherine M. Richmond*                            Director
-------------------------------------
Catherine M. Richmond


/s/ Peter M. Carlson*                              Executive Vice President,
-------------------------------------       Chief Accounting Officer and Director
 Peter M. Carlson



/s/ Michael J. Vietri*                                Director
-------------------------------------
Michael J. Vietri


/s/ Todd B. Katz*                                     Director
-------------------------------------
Todd B. Katz


/s/ Anne M. Belden*                                   Vice President
-------------------------------------     (principal financial officer)
Anne M. Belden



By: /s/ Michele H. Abate
    ---------------------------------
    Michele H. Abate
    Attorney-in-fact
    April 22, 2011



* Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 22, 2010 and to the power of attorney for Anne M. Belden which is filed herewith.

                                  Exhibit Index


(10) Consent of Deloitte & Touche LLP.


(11).(b) Power of Attorney for Anne M. Belden